UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Michele T. Mosca     290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 through October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

# Manning & Napier Fund, Inc.

Annual Report | October 31, 2017

www.manning-napier.com

EQUITY SERIES

Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Just one year ago, many investors were anticipating a widespread sell-off in domestic equity markets after Donald Trump won the election for the U.S. presidency. Not only did a sell-off fail to materialize, but equities actually moved sharply higher and remained on an upward trajectory throughout the year. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended October 31, 2017, domestic equities were up 23.63%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 23.64%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 0.90%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets has been driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while it is not our view that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series may invest in large-, mid and small-size companies within the U.S.

Performance Commentary

U.S. equity markets delivered very strong absolute returns for the twelve-month period ended October 31, 2017. The Russell 3000 Index returned 23.98%; however, performance varied largely between sectors, with six sectors generating returns of 20% or more, while three sectors generated returns of 4% or less. In general, growth stocks benefitted from increased earnings estimates as global markets rose throughout 2017.

The Equity Series returned 22.68% during the year, slightly underperforming the benchmark on a relative basis. Importantly, the Series has provided robust positive absolute returns over the current stock market cycle, which began in April 2000. The Series’ underperformance relative to the Russell 3000 benchmark during the year was driven by equity selection. Conversely, sector positioning aided relative returns. The most notable detractors from relative performance were equity selection in Consumer Discretionary, Health Care, and Consumer Staples along with an underweight allocation to Financials relative to the benchmark. This was offset by underweight allocations to the Energy and Consumer Staples sectors, an overweight allocation to Information Technology, and strong stock selection in the Real Estate and Information Technology sectors, all of which aided relative returns.

Our focus on growing companies which we believe can control their own destiny has led to meaningful allocations to the Health Care and Information Technology sectors. The Series has relatively little exposure to economically sensitive sectors including Financials and Energy. We have generally found companies within some of the more defensive sectors to be overvalued given the lower growth prospects, which has led to underweight allocations to Utilities and Consumer Staples relative to the benchmark.

As we begin the new fiscal year, broad-based earnings growth, accelerating business activity, and an improving global economic backdrop are supportive of domestic equity prices. However, as markets continue to advance, we believe it is important to express our view that investors should exercise caution and selectivity due to rising risks associated with elevated complacency, stretched valuations, and the inflection in monetary policy to less accommodative conditions. We believe these risk factors reinforce the need for an active, fundamentals-based investment approach, as it will be critical to manage them going forward.

Please see the next page for additional performance information as of October 31, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Equity Series

Performance Update as of October 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Series[3,4]	22.68%	13.67%	6.33%	8.17%
Russell 3000® Index[5]	23.98%	15.12%	7.61%	6.61%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series for the ten years ended October 31, 2017 to the Russell 3000® Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 4 below).

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.20% for the year ended October 31, 2017.

4 Prior to July 10, 2002, all performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: All-Equity Collective Investment Trust (the “Collective”), which was managed by Manning & Napier Advisors, Inc. (predecessor to Manning & Napier Advisors, LLC), an affiliate of the distributor, and reorganized into the Manning & Napier Fund, Inc. Equity Series on July 10, 2002. The Collective was not open to the public generally or registered under the Investment Company Act of 1940 and the fees of the Collective were lower than the Series’ fees. Therefore, historical performance of the Collective would have been lower if the Collective had been subject to the same fees as the Series.

5 The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/17	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD* 5/1/17-10/31/17
Actual	$1,000.00	$1,097.70	$5.55
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Series

Portfolio Composition as of October 31, 2017

(unaudited)

5

Equity Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.4%

Consumer Discretionary - 12.5%
Hotels, Restaurants & Leisure - 1.0%
Jack in the Box, Inc.	8,180	$846,712

Internet & Direct Marketing Retail - 4.6%
Amazon.com, Inc.*	1,460	1,613,709
The Priceline Group, Inc.*	1,165	2,227,433

		3,841,142

Specialty Retail - 4.8%
AutoZone, Inc.*	2,670	1,573,965
Dick’s Sporting Goods, Inc.	31,290	765,666
O’Reilly Automotive, Inc.*	7,690	1,622,206

		3,961,837

Textiles, Apparel & Luxury Goods - 2.1%
NIKE, Inc. - Class B	31,625	1,739,059

Total Consumer Discretionary		10,388,750

Consumer Staples - 5.0%
Beverages - 1.8%
The Coca-Cola Co.	32,995	1,517,110

Food & Staples Retailing - 1.2%
Sprouts Farmers Market, Inc.*	54,160	1,001,418

Food Products - 2.0%
Campbell Soup Co.	34,900	1,653,213

Total Consumer Staples		4,171,741

Energy - 1.5%
Energy Equipment & Services - 1.5%
Diamond Offshore Drilling, Inc.*	28,190	471,619
Oceaneering International, Inc.	16,470	333,023
Transocean Ltd.*	39,795	417,848

Total Energy		1,222,490

Financials - 5.2%
Capital Markets - 5.2%
BlackRock, Inc.	3,545	1,669,092
The Charles Schwab Corp.	32,330	1,449,677
E*TRADE Financial Corp.*	28,320	1,234,469

Total Financials		4,353,238

Health Care - 21.5%
Biotechnology - 9.4%
Biogen, Inc.*	3,975	1,238,849
BioMarin Pharmaceutical, Inc.*	17,690	1,452,172
Incyte Corp.*	10,660	1,207,245
Regeneron Pharmaceuticals, Inc.*	3,710	1,493,720

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Biotechnology (continued)
Seattle Genetics, Inc.*	20,300	$1,244,593
Vertex Pharmaceuticals, Inc.*	8,110	1,185,925

		7,822,504

Health Care Equipment & Supplies - 1.0%
Intuitive Surgical, Inc.*	2,325	872,712

Health Care Providers & Services - 3.8%
DaVita, Inc.*	32,270	1,960,080
Express Scripts Holding Co.*	19,880	1,218,445

		3,178,525

Health Care Technology - 0.8%
Cerner Corp.*	9,695	654,606

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	6,470	1,254,080

Pharmaceuticals - 5.0%
Bristol-Myers Squibb Co.	25,575	1,576,954
Johnson & Johnson	18,305	2,551,900

		4,128,854

Total Health Care		17,911,281

Industrials - 10.1%
Aerospace & Defense - 1.9%
Arconic, Inc.	62,690	1,574,773

Air Freight & Logistics - 3.8%
C.H. Robinson Worldwide, Inc.	10,820	849,695
FedEx Corp.	10,295	2,324,714

		3,174,409

Professional Services - 3.4%
Equifax, Inc.	7,425	805,835
Nielsen Holdings plc	54,230	2,010,306

		2,816,141

Road & Rail - 1.0%
Genesee & Wyoming, Inc. - Class A*	12,405	890,431

Total Industrials		8,455,754

Information Technology - 28.1%
Internet Software & Services - 6.0%
Alphabet, Inc. - Class A*	1,045	1,079,527
Alphabet, Inc. - Class C*	1,065	1,082,722
Facebook, Inc. - Class A*	15,700	2,826,941

		4,989,190

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 5.1%
MasterCard, Inc. - Class A	11,405	$1,696,722
Visa, Inc. - Class A	23,735	2,610,375

		4,307,097

Semiconductors & Semiconductor Equipment - 4.7%
Qorvo, Inc.*	15,640	1,185,668
Skyworks Solutions, Inc.	16,145	1,838,270
Texas Instruments, Inc.	9,000	870,210

		3,894,148

Software - 12.3%
Adobe Systems, Inc.*	9,735	1,705,183
CDK Global, Inc.	13,050	829,458
Electronic Arts, Inc.*	15,970	1,910,012
Microsoft Corp.	16,410	1,364,984
salesforce.com, Inc.*	17,755	1,817,047
ServiceNow, Inc.*	20,805	2,629,128

		10,255,812

Total Information Technology		23,446,247

Materials - 8.6%
Chemicals - 3.6%
Ashland Global Holdings, Inc.	30,670	2,084,947
CF Industries Holdings, Inc.	24,305	923,104

		3,008,051

Containers & Packaging - 2.0%
Ball Corp.	20,130	864,181
Sealed Air Corp.	18,270	808,082

		1,672,263

Metals & Mining - 3.0%
Freeport-McMoRan, Inc.*	83,305	1,164,604
Southern Copper Corp. (Peru)	30,950	1,329,302

		2,493,906

Total Materials		7,174,220

Real Estate - 4.7%
Equity Real Estate Investment Trusts (REITS) - 4.7%
American Tower Corp.	8,775	1,260,704
SBA Communications Corp.*	8,590	1,350,176
Weyerhaeuser Co.	35,905	1,289,349

Total Real Estate		3,900,229

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services - 2.2%
Diversified Telecommunication Services - 2.2%
Zayo Group Holdings, Inc.*	49,820	$1,796,509

TOTAL COMMON STOCKS
(Identified Cost $69,361,510)		82,820,459

SHORT-TERM INVESTMENT - 1.0%
Dreyfus Government Cash Management[1], 0.93%
(Identified Cost $876,059)	876,059	876,059

TOTAL INVESTMENTS - 100.4%
(Identified Cost $70,237,569)		83,696,518
LIABILITIES, LESS OTHER ASSETS - (0.4%)		(341,611)

NET ASSETS - 100%		$83,354,907

* Non-income producing security.

1 Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statement of Assets and Liabilities

October 31, 2017

ASSETS:

Investments, at value (identified cost $70,237,569) (Note 2)	$83,696,518
Dividends receivable	20,295
Receivable for fund shares sold	38,402

TOTAL ASSETS	83,755,215

LIABILITIES:

Accrued management fees (Note 3)	50,144
Accrued shareholder services fees (Class S) (Note 3)	17,719
Accrued fund accounting and administration fees (Note 3)	13,323
Accrued Chief Compliance Officer service fees (Note 3)	306
Payable for securities purchased	216,129
Payable for fund shares repurchased	46,107
Audit fees payable	24,620
Other payables and accrued expenses	31,960

TOTAL LIABILITIES	400,308

TOTAL NET ASSETS	$83,354,907

NET ASSETS CONSIST OF:

Capital stock	$58,432
Additional paid-in-capital	64,248,020
Accumulated net realized gain on investments	5,589,506
Net unrealized appreciation (depreciation) on investments	13,458,949

TOTAL NET ASSETS	$83,354,907

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($83,354,907/5,843,218 shares)	$14.27

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Statement of Operations

For the Year Ended October 31, 2017

INVESTMENT INCOME:

Dividends	$989,884

EXPENSES:

Management fees (Note 3)	717,867
Shareholder services fees (Class S)(Note 3)	139,743
Transfer agent fees (Note 3)	44,223
Fund accounting and administration fees (Note 3)	40,364
Directors’ fees (Note 3)	5,812
Chief Compliance Officer service fees (Note 3)	3,899
Miscellaneous	79,234

Total Expenses	1,031,142
Less reduction of expenses (Note 3)	(130,652)

Net Expenses	900,490

NET INVESTMENT INCOME	89,394

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	7,152,318
Litigation proceeds (Note 4)	782,744
Net change in unrealized appreciation on investments	9,384,301

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	17,319,363

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,408,757

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$89,394	$(784,137)
Net realized gain on investments	7,935,062	13,723,248
Net change in unrealized appreciation (depreciation) on investments	9,384,301	(15,730,651)

Net increase (decrease) from operations	17,408,757	(2,791,540)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	—	(42,667)
From net realized gain on investments (Class S)	(4,244,499)	(57,461,992)

Total distributions to shareholders	(4,244,499)	(57,504,659)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(28,279,625)	(342,179,746)

Net decrease in net assets	(15,115,367)	(402,475,945)

NET ASSETS:

Beginning of year	98,470,274	500,946,219

End of year (including undistributed net investment loss of $0 and $326,267, respectively)	$83,354,907	$98,470,274

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Financial Highlights*

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.20	$16.62	$21.15	$21.60	$19.03

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.07)	0.01	(0.00)[2]	0.01
Net realized and unrealized gain (loss) on investments	2.63	0.64	(0.42)	2.51	5.14

Total from investment operations	2.64	0.57	(0.41)	2.51	5.15

Less distributions to shareholders:
From net investment income	—	(0.00)[2]	(0.00)[2]	(0.01)	(0.03)
From net realized gain on investments	(0.57)	(4.99)	(4.12)	(2.95)	(2.55)

Total distributions to shareholders	(0.57)	(4.99)	(4.12)	(2.96)	(2.58)

Net asset value - End of year	$14.27	$12.20	$16.62	$21.15	$21.60

Net assets - End of year (000’s omitted)	$83,355	$98,470	$500,946	$1,290,335	$1,237,520

Total return[3]	22.68%[4]	6.16%	(1.46%)	13.23%	30.61%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	0.10%	(0.55%)	0.04%	(0.01%)	0.06%
Portfolio turnover	71%	40%	62%	61%	52%

*Effective March 1, 2017, Class A shares of the Series have been designated as Class S shares.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.15%	0.09%	0.03%	0.02%	0.06%

1 Calculated based on average shares outstanding during the years.

2 Less than $(0.01).

3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4 Includes litigation proceeds (see Statement of Operations). Excluding this amount, the Series’ total return is 21.48%.

The accompanying notes are an integral part of the financial statements.

13

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Effective March 1, 2017, Class A shares of the Series have been redesignated as Class S shares. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2017, 10.6 billion shares have been designated in total among 39 series, of which 200 million have been designated as Equity Series Class S common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$10,388,750	$10,388,750	$—	$—
Consumer Staples	4,171,741	4,171,741	—	—
Energy	1,222,490	1,222,490	—	—
Financials	4,353,238	4,353,238	—	—
Health Care	17,911,281	17,911,281	—	—
Industrials	8,455,754	8,455,754	—	—
Information Technology	23,446,247	23,446,247	—	—
Materials	7,174,220	7,174,220	—	—
Real Estate	3,900,229	3,900,229	—	—
Telecommunication Services	1,796,509	1,796,509	—	—
Mutual Fund	876,059	876,059	—	—

Total assets	$83,696,518	$83,696,518	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2016 or October 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of

15

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2014 through October 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets. Prior to March 1, 2017, the amount paid to the Advisor for advisory services was 1.00%.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

Effective March 1, 2017, shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including

16

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Shares of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of shares. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Effective March 1, 2017, the Advisor has contractually agreed, until at least February 28, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series, exclusive of shareholder services fees, in order to maintain total direct annual fund operating expenses for the Series at no more than 0.80% of average daily net assets each year. Prior to March 1, 2017, the Advisor had contractually agreed to waive its fee and, if necessary, pay other operating expenses of the series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets. Accordingly, the Advisor waived fees of $130,652 for the year ended October 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund continues to pay the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $60,157,889 and $92,240,186 respectively. There were no purchases or sales of U.S. Government securities. The Series received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Series. This amount is shown as litigation proceeds in the Statement of Operations.

17

Equity Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S shares of Equity Series were:

	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	452,939	$5,772,026	1,404,275	$17,324,767
Reinvested	350,413	4,117,356	4,999,943	55,867,602
Repurchased	(3,033,987)	(38,169,007)	(28,465,188)	(415,372,115)

Total	(2,230,635)	$(28,279,625)	(22,060,970)	$(342,179,746)

At October 31, 2017, the Advisor and its affiliates owned 7.0% of the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2017.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales, and the use of equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2017, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $509,780, increase Undistributed Net Investment Loss by $236,873 and decrease Accumulated Net Realized Gain on Investments by $746,653. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
Ordinary income	$—	$5,545,610
Long-term capital gains	4,244,499	51,959,049

18

Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At October 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purpose were as follows:

Cost for federal income tax purposes	$70,631,537
Unrealized appreciation	15,743,999
Unrealized depreciation	(2,679,018)

Net unrealized appreciation	$13,064,981

Undistributed ordinary income	$3,065,379
Undistributed long-term capital gains	$2,918,095

19

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of

Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (one of the series constituting Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2017

20

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $81,660 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 29.33%.

The Series designates $3,325,173 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2017.

21

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc.
Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-present); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)
(2016-present); PureEarth(non-profit)(2012-present)

22

Equity Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)
(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) (2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 - 2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

23

Equity Series

Directors’ and Officers’ Information
(unaudited)
Officers: (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC and affiliates since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.
Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

* Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

{This page intentionally left blank}

25

Equity Series

Literature Requests

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/17-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Just one year ago, many investors were anticipating a widespread sell-off in domestic equity markets after Donald Trump won the election for the U.S. presidency. Not only did a sell-off fail to materialize, but equities actually moved sharply higher and remained on an upward trajectory throughout the year. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended October 31, 2017, domestic equities were up 23.63%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 23.64%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 0.90%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets has been driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while it is not our view that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Fund Commentary

(unaudited)

Investment Objective

The Blended Asset Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

Since the October 13, 2017 inception date for the Blended Asset Series, U.S. equity markets delivered positive absolute returns for the period ended October 31, 2017. The S&P 500 Index gained 0.99% while the Russell 3000 Index earned 0.86%. International equity markets also delivered positive absolute returns, with the broad MSCI ACWI ex USA Index (ACWIxUS) returning 0.13%. Meanwhile, bond markets as represented by the Bloomberg Barclays U.S. Aggregate Bond Index were modestly negative, returning -0.05%. For the period ended October 31, 2017, each Series underperformed its respective blended benchmark since inception.

An overweight to equity holdings relative to the blended benchmarks within the Conservative and Maximum portfolios aided relative returns for those portfolios. Conversely, an underweight to equity holdings relative to the blended benchmarks within the Moderate and Extended portfolios detracted from relative performance within those portfolios.

Our focus on growing companies that we believe can control their own destiny has led to meaningful allocations to the Health Care and Information Technology sectors. The Series contains relatively little exposure to economically sensitive sectors including Financials and Energy. We have generally found companies within some of the more defensive sectors to be overvalued given the lower growth prospects, which has led to underweight allocations to Utilities, Consumer Staples, and Telecommunication Services relative to the blended benchmarks.

With regard to fixed income, we are finding opportunity within securitized fixed income, specifically private student loans, credit card debt, and auto loans, as the risk/reward tradeoff is attractive relative to other sectors. We continue to monitor interest rates as well as credit spreads in order to be in a position to take advantage of opportunities that may present themselves. We remain cognizant that we are in the later years of an economic expansion and could look to reduce corporate bond exposure further if spreads tighten further or economic conditions deteriorate.

As we begin the new fiscal year, earnings growth across major regions, accelerating business activity, and an improving economic backdrop are supportive of global asset prices. However, as markets continue to advance, we believe it is important to express our view that investors should exercise caution and selectivity due to rising risks associated with elevated complacency, valuations across most markets that remain at or somewhat above fair value, and the inflection in global monetary policy to less accommodative conditions. We believe these risk factors reinforce the need for an active, fundamentals-based investment approach, as it will be critical to manage them going forward.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Shareholder Expense Example - Blended Asset Conservative Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (October 13, 2017* to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 10/13/17*	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD** 10/13/17*-10/31/17
Actual	$1,000.00	$ 998.20	$0.22
Hypothetical
(5% return before expenses)	$1,000.00	$1,002.24	$0.22

*Commencement of operations.

**Expenses are equal to the Series’ annualized expense ratio (for the period October 13, 2017* to October 31, 2017) of 0.45%, multiplied by the average account value over the period, multiplied by 18/365 (to reflect the period since inception). The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition - Blended Asset Conservative Series

As of October 31, 2017 (unaudited)

Sector Allocation4

Financials	8.5%
Information Technology	8.3%
Health Care	6.9%
Consumer Discretionary	4.9%
Energy	4.5%
Consumer Staples	3.7%
Materials	3.5%
Industrials	3.4%
Real Estate	3.3%
Telecommunication Services	1.7%
Utilities	0.6%

4Including common stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings5

ServiceNow, Inc.	1.0%
Facebook, Inc. - Class A	0.9%
Johnson & Johnson	0.8%
The Priceline Group, Inc.	0.8%
Skyworks Solutions, Inc.	0.7%

5As a percentage of total investments.

Top Five Bond Holdings[6]

U.S. Treasury Note, 1.75%, 4/30/2022	3.4%
Fannie Mae, 2.625%, 9/6/2024	3.3%
U.S. Treasury Note, 1.375%, 4/30/2020	3.2%
U.S. Treasury Note, 1.625%, 4/30/2019	2.9%
U.S. Treasury Note, 1.375%, 4/30/2021	2.8%

6As a percentage of total investments.

4

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 30.1%

Consumer Discretionary - 2.3%
Automobiles - 0.1%
Honda Motor Co., Ltd. - ADR (Japan)	2,255	$70,108

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.	700	116,837

Internet & Direct Marketing Retail - 1.3%
Amazon.com, Inc.*	450	497,377
The Priceline Group, Inc.*	408	780,080

		1,277,457

Multiline Retail - 0.1%
Dollar General Corp.	1,340	108,326
Target Corp.	805	47,527

		155,853

Specialty Retail - 0.3%
Dick’s Sporting Goods, Inc.	2,500	61,175
The Home Depot, Inc.	1,135	188,160
O’Reilly Automotive, Inc.*	275	58,011

		307,346

Textiles, Apparel & Luxury Goods - 0.4%
lululemon athletica, Inc.*	5,371	330,370
NIKE, Inc. - Class B	1,085	59,664

		390,034

Total Consumer Discretionary		2,317,635

Consumer Staples - 2.6%
Beverages - 1.6%
Ambev S.A. - ADR (Brazil)	64,700	409,551
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	3,614	443,153
Diageo plc (United Kingdom)[1]	15,738	537,432
PepsiCo, Inc.	1,665	183,533

		1,573,669

Food & Staples Retailing - 0.3%
CVS Health Corp.	1,160	79,495
Sysco Corp.	830	46,165
Wal-Mart Stores, Inc.	2,125	185,534

		311,194

Food Products - 0.2%
Campbell Soup Co.	1,425	67,502
General Mills, Inc.	850	44,132
J&J Snack Foods Corp.	385	51,270

		162,904

Household Products - 0.1%
Colgate-Palmolive Co.	1,005	70,802
Kimberly-Clark Corp.	455	51,192

		121,994

Personal Products - 0.4%
Unilever plc - ADR (United Kingdom)	7,109	402,725

Total Consumer Staples		2,572,486

Energy - 1.7%
Energy Equipment & Services - 0.9%
Diamond Offshore Drilling, Inc.*	9,055	151,490
Oceaneering International, Inc.	6,555	132,542
Schlumberger Ltd.	6,829	437,056
Transocean Ltd.*	12,877	135,208

		856,296

Oil, Gas & Consumable Fuels - 0.8%
BP plc - ADR (United Kingdom)	3,115	126,688
Chevron Corp.	990	114,731
China Petroleum & Chemical Corp. - ADR (China)	1,210	89,104
ConocoPhillips	1,950	99,742
Exxon Mobil Corp.	1,625	135,444
Hess Corp.	2,160	95,386
Royal Dutch Shell plc - Class B - ADR (Netherlands)	855	55,883
TOTAL S.A. (France)[1]	660	36,787
Valero Energy Corp.	680	53,645

		807,410

Total Energy		1,663,706

Financials - 1.8%
Banks - 1.4%
Bank of America Corp.	5,235	143,387
BankUnited, Inc.	715	24,918
BB&T Corp.	1,145	56,380
Citigroup, Inc.	1,995	146,632
Fifth Third Bancorp	1,020	29,478
Huntington Bancshares, Inc.	1,840	25,392
JPMorgan Chase & Co.	3,895	391,876
KeyCorp.	2,740	50,005
The PNC Financial Services Group, Inc.	205	28,042
Regions Financial Corp.	1,720	26,626
SunTrust Banks, Inc.	435	26,191
U.S. Bancorp	1,815	98,700
Wells Fargo & Co.	5,795	325,331

		1,372,958

The accompanying notes are an integral part of the financial statements.

5

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets - 0.3%
Apollo Investment Corp.	2,500	$14,800
Ares Capital Corp.	1,065	17,125
BlackRock, Inc.	503	236,827
Medley Capital Corp.	2,090	12,018
Oaktree Specialty Lending Corp.	2,585	15,019
PennantPark Investment Corp.	2,005	14,977

		310,766

Insurance - 0.1%
The Allstate Corp.	270	25,342
American International Group, Inc.	400	25,844
MetLife, Inc.	535	28,665
Old Republic International Corp.	1,290	26,174
Principal Financial Group, Inc.	390	25,682

		131,707

Total Financials		1,815,431

Health Care - 6.4%
Biotechnology - 2.4%
AbbVie, Inc.	1,515	136,730
Amgen, Inc.	700	122,654
Biogen, Inc.*	1,061	330,671
BioMarin Pharmaceutical, Inc.*	4,634	380,405
Gilead Sciences, Inc.	1,320	98,947
Incyte Corp.*	2,950	334,088
Regeneron Pharmaceuticals, Inc.*	1,175	473,078
Seattle Genetics, Inc.*	6,277	384,843
Vertex Pharmaceuticals, Inc.*	1,430	209,109

		2,470,525

Health Care Equipment & Supplies - 0.7%
Koninklijke Philips N.V. - NY Shares (Netherlands)	1,380	56,290
Medtronic plc	7,574	609,858

		666,148

Health Care Providers & Services - 0.9%
DaVita, Inc.*	11,322	687,698
Express Scripts Holding Co.*	3,685	225,854

		913,552

Pharmaceuticals - 2.4%
Bristol-Myers Squibb Co.	4,751	292,947
Eli Lilly & Co.	875	71,698
GlaxoSmithKline plc (United Kingdom)[1]	2,390	42,894
Johnson & Johnson	5,887	820,707
Merck & Co., Inc.	2,860	157,557
Novartis AG - ADR (Switzerland)	7,033	580,785
Perrigo Co. plc	690	55,883
Pfizer, Inc.	4,990	174,949
Roche Holding AG (Switzerland)[1]	300	69,339
Sanofi (France)[1]	565	53,498
Sanofi - ADR (France)	2,510	118,673

		2,438,930

Total Health Care		6,489,155

Industrials - 3.2%
Aerospace & Defense - 0.7%
Arconic, Inc.	12,021	301,968
The Boeing Co.	570	147,049
Lockheed Martin Corp.	300	92,448
Raytheon Co.	370	66,674
United Technologies Corp.	805	96,407

		704,546

Air Freight & Logistics - 0.6%
FedEx Corp.	2,050	462,910
United Parcel Service, Inc. - Class B	920	108,128

		571,038

Commercial Services & Supplies - 0.2%
Covanta Holding Corp.	3,810	61,341
Waste Management, Inc.	1,310	107,643

		168,984

Construction & Engineering - 0.1%
Comfort Systems USA, Inc.	1,435	63,570

Electrical Equipment - 0.2%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	2,870	74,992
Eaton Corp. plc	675	54,014
Emerson Electric Co.	895	57,692

		186,698

Industrial Conglomerates - 0.3%
3M Co.	940	216,379
General Electric Co.	1,655	33,365
Honeywell International, Inc.	725	104,516

		354,260

Machinery - 0.0%##
Mueller Water Products, Inc. - Class A	4,625	55,222

Professional Services - 0.7%
Equifax, Inc.	2,461	267,092

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Professional Services (continued)
Nielsen Holdings plc	12,705	$470,974

		738,066

Road & Rail - 0.4%
Genesee & Wyoming, Inc. - Class A*	3,227	231,634
Kansas City Southern	895	93,277
Union Pacific Corp.	910	105,369

		430,280

Total Industrials		3,272,664

Information Technology - 7.0%
Communications Equipment - 0.1%
Cisco Systems, Inc.	4,290	146,503

Internet Software & Services - 2.0%
Alphabet, Inc. - Class A*	332	342,969
Alphabet, Inc. - Class C*	340	345,659
China Literature Ltd. - Rights (Expires 11/03/2017) (Hong Kong)*[2]	6	—
Facebook, Inc. - Class A*	5,342	961,881
Tencent Holdings Ltd. - Class H (China)[1]	7,400	332,594

		1,983,103

IT Services - 1.3%
Automatic Data Processing, Inc.	560	65,106
Broadridge Financial Solutions, Inc.	630	54,130
Infosys Ltd. - ADR (India)	3,200	47,520
International Business Machines Corp.	865	133,262
InterXion Holding N.V. - ADR (Netherlands)*	605	32,301
MasterCard, Inc. - Class A	3,085	458,955
Visa, Inc. - Class A	4,462	490,731

		1,282,005

Semiconductors & Semiconductor Equipment - 1.8%
Intel Corp.	5,770	262,477
Qorvo, Inc.*	6,332	480,029
QUALCOMM, Inc.	1,700	86,717
Skyworks Solutions, Inc.	6,047	688,511
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	4,010	169,743
Texas Instruments, Inc.	1,925	186,128

		1,873,605

Software - 1.7%
Electronic Arts, Inc.*	2,084	249,246
Microsoft Corp.	5,787	481,363
ServiceNow, Inc.*	7,811	987,076

		1,717,685

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.	505	85,365

Total Information Technology		7,088,266

Materials - 1.8%
Chemicals - 0.6%
Ashland Global Holdings, Inc.	4,371	297,140
DowDuPont, Inc.	1,465	105,934
FMC Corp.	560	52,002
LyondellBasell Industries N.V. - Class A	590	61,083
RPM International, Inc.	1,670	89,061

		605,220

Construction Materials - 0.0%##
CRH plc - ADR (Ireland)	1,315	49,339

Containers & Packaging - 0.8%
Ball Corp.	6,443	276,598
Graphic Packaging Holding Co.	6,270	97,122
Sealed Air Corp.	7,604	336,325
Sonoco Products Co.	1,585	82,087

		792,132

Metals & Mining - 0.4%
Antofagasta plc (Chile)[1]	6,259	79,323
First Quantum Minerals Ltd. (Zambia)	6,602	73,845
Lundin Mining Corp. (Canada)	11,729	89,461
Southern Copper Corp. (Peru)	3,304	141,907

		384,536

Total Materials		1,831,227

Real Estate - 2.7%
Equity Real Estate Investment Trusts (REITS) - 2.7%
Acadia Realty Trust	435	12,246
Agree Realty Corp.	195	9,223
Alexandria Real Estate Equities, Inc.	395	48,965
American Campus Communities, Inc.	455	18,919
American Homes 4 Rent - Class A	1,640	34,899
Apartment Investment & Management Co. - Class A	925	40,681
AvalonBay Communities, Inc.	275	49,866

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	740	$13,878
Bluerock Residential Growth REIT, Inc.	860	9,709
Boston Properties, Inc.	200	24,236
Brandywine Realty Trust	1,110	19,414
Brixmor Property Group, Inc.	640	11,181
Camden Property Trust	230	20,985
CatchMark Timber Trust, Inc. - Class A	7,685	98,368
Cedar Realty Trust, Inc.	3,320	18,061
Chesapeake Lodging Trust	760	21,204
Colony NorthStar, Inc. - Class A	7,255	89,091
Columbia Property Trust, Inc.	670	14,794
Community Healthcare Trust, Inc.	3,650	100,119
CoreCivic, Inc.	2,755	67,938
Cousins Properties, Inc.	3,355	30,262
Crown Castle International Corp.	710	76,027
CubeSmart	2,295	62,470
DDR Corp.	3,850	29,529
Digital Realty Trust, Inc.	620	73,433
Douglas Emmett, Inc.	535	21,288
Education Realty Trust, Inc.	275	9,597
EPR Properties	140	9,685
Equinix, Inc.	275	127,462
Equity Commonwealth*	655	19,683
Equity LifeStyle Properties, Inc.	215	19,023
Equity Residential	545	36,657
Essex Property Trust, Inc.	35	9,185
Extra Space Storage, Inc.	365	29,780
Forest City Realty Trust, Inc. - Class A	840	20,689
Getty Realty Corp.	535	15,199
GGP, Inc.	905	17,611
Global Medical REIT, Inc.	5,315	44,965
HCP, Inc.	755	19,509
Healthcare Trust of America, Inc. - Class A	750	22,537
Hibernia REIT plc (Ireland)[1]	9,760	16,769
Host Hotels & Resorts, Inc.	930	18,191
Independence Realty Trust, Inc.	1,430	14,514
Invitation Homes, Inc.	705	15,912
Lamar Advertising Co. - Class A	560	39,446
LaSalle Hotel Properties	450	12,694
Life Storage, Inc.	250	20,205
The Macerich Co.	165	9,009
Mid-America Apartment Communities, Inc.	330	33,776
National Retail Properties, Inc.	495	19,889
Outfront Media, Inc.	1,615	37,872
Physicians Realty Trust	1,980	34,412
Prologis, Inc.	995	64,257
Public Storage	155	32,124
Regency Centers Corp.	330	20,312
Retail Opportunity Investments Corp.	690	12,406
Rexford Industrial Realty, Inc.	855	25,385
Simon Property Group, Inc.	505	78,442
STAG Industrial, Inc.	1,990	54,327
Starwood Waypoint Homes	435	15,795
STORE Capital Corp.	1,665	41,109
Sun Communities, Inc.	210	18,955
Sunstone Hotel Investors, Inc.	1,170	19,094
Terreno Realty Corp.	690	25,337
UDR, Inc.	690	26,765
Unibail-Rodamco S.E. (France)[1]	75	18,773
Urban Edge Properties	1,300	30,498
Ventas, Inc.	630	39,532
VEREIT, Inc.	2,380	18,778
Vornado Realty Trust	510	38,179
Welltower, Inc.	530	35,489
Weyerhaeuser Co.	11,981	430,238

Total Real Estate		2,736,852

Telecommunication Services - 0.5%
Diversified Telecommunication Services - 0.4%
Zayo Group Holdings, Inc.*	10,029	361,646

Wireless Telecommunication Services - 0.1%
NTT DOCOMO, Inc. - ADR (Japan)	3,960	96,267

Total Telecommunication Services		457,913

Utilities - 0.1%
Electric Utilities - 0.1%
Eversource Energy	665	41,656
Exelon Corp.	695	27,946

		69,602

Multi-Utilities - 0.0%##
CMS Energy Corp.	1,010	48,853

Total Utilities		118,455

TOTAL COMMON STOCKS
(Identified Cost $30,358,281)		30,363,790

The accompanying notes are an integral part of the financial statements.

8

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS - 19.9%

Non-Convertible Corporate Bonds - 19.9%
Consumer Discretionary - 2.6%
Auto Components - 0.3%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	293,000	$313,503

Household Durables - 0.5%
Century Communities, Inc.[4], 5.875%, 7/15/2025	37,000	37,370
Meritage Homes Corp., 5.125%, 6/6/2027	25,000	25,281
NVR, Inc., 3.95%, 9/15/2022	362,000	380,264
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	37,000	37,971
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	21,000	22,732
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	31,000	30,380
Weekley Homes LLC - Weekley Finance Corp.[4], 6.625%, 8/15/2025	35,000	34,038

		568,036

Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc.[4], 3.15%, 8/22/2027	260,000	261,555
The Priceline Group, Inc., 3.60%, 6/1/2026	520,000	531,496

		793,051

Media - 0.7%
Charter Communications Operating LLC - Charter Communications Operating Capital Corp., 4.464%, 7/23/2022	10,000	10,561
Comcast Corp., 4.40%, 8/15/2035	224,000	242,567
CSC Holdings, LLC, 5.25%, 6/1/2024	48,000	47,790
Discovery Communications LLC, 3.95%, 3/20/2028	400,000	396,726
DISH DBS Corp., 5.875%, 7/15/2022	10,000	10,056

		707,700

Multiline Retail - 0.3%
Dollar General Corp., 3.25%, 4/15/2023	260,000	266,792

Total Consumer Discretionary		2,649,082

Consumer Staples - 1.3%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	340,000	537,272
PepsiCo, Inc., 3.10%, 7/17/2022	260,000	268,795

		806,067

Food & Staples Retailing - 0.5%
C&S Group Enterprises LLC[4], 5.375%, 7/15/2022	49,000	47,530
CVS Health Corp., 3.50%, 7/20/2022	390,000	402,008

		449,538

Total Consumer Staples		1,255,605

Energy - 2.9%
Energy Equipment & Services - 0.1%
McDermott International, Inc.[4], 8.00%, 5/1/2021	51,000	52,658
Trinidad Drilling Ltd. (Canada)[4], 6.625%, 2/15/2025	36,000	35,010

		87,668

Oil, Gas & Consumable Fuels - 2.8%
BP Capital Markets plc (United Kingdom), 3.216%, 11/28/2023	114,000	117,052
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	348,000	361,790
Cheniere Energy Partners LP4, 5.25%, 10/1/2025	35,000	36,050
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	250,000	267,938
ConocoPhillips Co., 3.35%, 11/15/2024	258,000	267,329
ConocoPhillips Co., 3.35%, 5/15/2025	49,000	50,483
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	36,000	36,000
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	260,000	263,396
Enviva Partners LP - Enviva Partners Finance Corp., 8.50%, 11/1/2021	34,000	36,465
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	35,000	36,925
Global Ship Lease, Inc. (United Kingdom)[4], 9.875%, 11/15/2022	45,000	45,900
Hilcorp Energy I LP - Hilcorp Finance Co.[4], 5.75%, 10/1/2025	51,000	52,211
Jonah Energy LLC - Jonah Energy Finance Corp.[4], 7.25%, 10/15/2025	35,000	35,000

The accompanying notes are an integral part of the financial statements.

9

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	463,000	$485,787
PBF Holding Co. LLC - PBF Finance Corp.[4], 7.25%, 6/15/2025	27,000	27,911
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026	240,000	269,640
Rockies Express Pipeline, LLC[4], 5.625%, 4/15/2020	47,000	49,820
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	240,000	271,518
SemGroup Corp.[4], 6.375%, 3/15/2025	34,000	33,490
Seven Generations Energy Ltd. (Canada)[4], 5.375%, 9/30/2025	24,000	24,240
Southwestern Energy Co., 6.70%, 1/23/2025	27,000	27,608
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[4], 5.50%, 9/15/2024	49,000	50,654

		2,847,207

Total Energy		2,934,875

Financials - 6.8%
Banks - 3.5%
Banco Santander S.A. (Spain), 3.50%, 4/11/2022	293,000	300,227
Bank of America Corp., 4.00%, 1/22/2025	390,000	403,917
Barclays Bank plc (United Kingdom)[4], 10.179%, 6/12/2021	181,000	223,516
Citigroup, Inc., 3.875%, 3/26/2025	520,000	533,573
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	218,000	222,263
JPMorgan Chase & Co.[5], (3 mo. LIBOR US + 0.935%), 2.776%, 4/25/2023	483,000	484,713
Kreditanstalt fuer Wiederaufbau (Germany), 1.50%, 6/15/2021	861,000	845,541
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025	468,000	493,573
Popular, Inc., 7.00%, 7/1/2019	41,000	41,922
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD 31,000	24,264
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023	11,000	12,249

		3,585,758

Capital Markets - 1.1%
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	260,000	271,263
Morgan Stanley[6], (3 mo. LIBOR US + 1.220%), 2.617%, 5/8/2024	390,000	396,544
Morgan Stanley, 5.00%, 11/24/2025	370,000	403,601

		1,071,408

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019	15,000	15,184
Navient Corp., 6.125%, 3/25/2024	25,000	25,656
SLM Corp., 5.125%, 4/5/2022	32,000	33,160

		74,000

Diversified Financial Services - 0.7%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Netherlands), 4.50%, 5/15/2021	440,000	467,278
E*TRADE Financial Corp., 2.95%, 8/24/2022	270,000	270,129
LPL Holdings, Inc.[4], 5.75%, 9/15/2025	24,000	24,960

		762,367

Insurance - 1.3%
American International Group, Inc., 4.125%, 2/15/2024	380,000	404,183
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	610,000	658,597
Prudential Financial, Inc.[5], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	240,000	265,200

		1,327,980

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[4], 5.875%, 8/1/2021	60,000	61,950

Total Financials		6,883,463

Health Care - 0.6%
Biotechnology - 0.4%
AMAG Pharmaceuticals, Inc.[4], 7.875%, 9/1/2023	27,000	27,472
Express Scripts Holding Co., 3.50%, 6/15/2024	390,000	394,618

		422,090

The accompanying notes are an integral part of the financial statements.

10

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Equipment & Supplies - 0.1%
Hill-Rom Holdings, Inc.[4], 5.00%, 2/15/2025	26,000	$26,585

Health Care Providers & Services - 0.1%
DaVita, Inc., 5.00%, 5/1/2025	35,000	34,475
Fresenius Medical Care US Finance II, Inc. (Germany)[4], 6.50%, 9/15/2018	15,000	15,580
HCA Healthcare, Inc., 6.25%, 2/15/2021	11,000	11,839
HCA, Inc., 3.75%, 3/15/2019	11,000	11,165
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[4], 6.625%, 5/15/2022	15,000	15,019
Tenet Healthcare Corp., 6.75%, 2/1/2020	11,000	11,192

		99,270

Total Health Care		547,945

Industrials - 0.2%
Air Freight & Logistics - 0.0%##
Park Aerospace Holdings Ltd. (Ireland)[4], 4.50%, 3/15/2023	19,000	19,024

Airlines - 0.1%
Allegiant Travel Co., 5.50%, 7/15/2019	26,000	26,845
American Airlines Group, Inc.[4], 5.50%, 10/1/2019	25,000	26,000

		52,845

Building Products - 0.1%
Airxcel, Inc.[4], 8.50%, 2/15/2022	38,000	40,280

Construction & Engineering - 0.0%##
Tutor Perini Corp.[4], 6.875%, 5/1/2025	36,000	38,835

Machinery - 0.0%##
Xerium Technologies, Inc., 9.50%, 8/15/2021	27,000	27,734

Trading Companies & Distributors - 0.0%##
International Lease Finance Corp., 6.25%, 5/15/2019	26,000	27,571

Total Industrials		206,289

Information Technology - 1.4%
Internet Software & Services - 0.4%
Activision Blizzard, Inc., 3.40%, 6/15/2027	453,000	453,842

IT Services - 0.4%
Visa, Inc., 2.80%, 12/14/2022	390,000	397,337

Semiconductors & Semiconductor Equipment - 0.6%
Applied Materials, Inc., 3.30%, 4/1/2027	520,000	531,823
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	39,000	37,440

		569,263

Total Information Technology		1,420,442

Materials - 1.7%
Chemicals - 0.3%
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[4], 8.375%, 12/1/2022	32,000	32,320
NOVA Chemicals Corp. (Canada)[4], 4.875%, 6/1/2024	26,000	26,488
Solvay Finance America LLC (Belgium)[4], 3.40%, 12/3/2020	220,000	226,227

		285,035

Metals & Mining - 1.2%
Anglo American Capital plc (United Kingdom)[4], 9.375%, 4/8/2019	16,000	17,606
Anglo American Capital plc (United Kingdom)[4], 4.00%, 9/11/2027	448,000	448,448
Corp Nacional del Cobre de Chile (Chile)[4], 3.625%, 8/1/2027	450,000	452,650
Southern Copper Corp. (Peru), 3.875%, 4/23/2025	234,000	242,856
Techniplas LLC[4], 10.00%, 5/1/2020	35,000	28,000

		1,189,560

Paper & Forest Products - 0.2%
Domtar Corp., 4.40%, 4/1/2022	218,000	229,283

Total Materials		1,703,878

Real Estate - 0.7%
Equity Real Estate Investment Trusts (REITS) - 0.7%
American Tower Corp., 3.30%, 2/15/2021	520,000	533,536
GTP Acquisition Partners I LLC[4], 2.35%, 6/15/2020	95,000	94,686
iStar, Inc., 5.25%, 9/15/2022	34,000	34,850

Total Real Estate		663,072

The accompanying notes are an integral part of the financial statements.

11

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT 3/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc., 3.90%, 8/14/2027	530,000	$527,881
CenturyLink, Inc., 7.50%, 4/1/2024	25,000	26,562
Frontier Communications Corp., 11.00%, 9/15/2025	38,000	32,252
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	51,000	52,152
Inmarsat Finance plc (United Kingdom)[4], 4.875%, 5/15/2022	100,000	102,020
Sprint Communications, Inc.[4], 9.00%, 11/15/2018	11,000	11,674
Sprint Communications, Inc., 7.00%, 8/15/2020	11,000	11,849
Verizon Communications, Inc., 4.125%, 3/16/2027	464,000	484,199

Total Telecommunication Services		1,248,589

Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
American Water Capital Corp., 2.95%, 9/1/2027	540,000	537,509

TOTAL CORPORATE BONDS
(Identified Cost $20,090,363)		20,050,749

MUTUAL FUNDS - 0.1%
iShares Core Dividend Growth ETF	2,170	71,979
Schwab U.S. Dividend Equity ETF	1,481	71,814

TOTAL MUTUAL FUNDS
(Identified Cost $143,049)		143,793

U.S. TREASURY SECURITIES - 20.2%

U.S. Treasury Bonds - 3.6%
U.S. Treasury Bond, 6.25%, 5/15/2030	702,000	991,822
U.S. Treasury Bond, 4.75%, 2/15/2037	1,026,000	1,356,805
U.S. Treasury Bond, 2.50%, 2/15/2045	862,000	801,862
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	467,655	452,507

Total U.S. Treasury Bonds
(Identified Cost $3,640,565)		3,602,996

U.S. Treasury Notes - 16.6%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	825,421	828,319
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	459,186	457,237
U.S. Treasury Note, 1.625%, 4/30/2019	2,951,000	2,954,804
U.S. Treasury Note, 1.375%, 4/30/2020	3,297,000	3,272,401
U.S. Treasury Note, 1.375%, 4/30/2021	2,937,000	2,892,601
U.S. Treasury Note, 1.125%, 7/31/2021	2,368,000	2,305,285
U.S. Treasury Note, 1.75%, 4/30/2022	3,507,000	3,473,711
U.S. Treasury Note, 1.625%, 4/30/2023	370,000	361,082
U.S. Treasury Note, 1.625%, 5/15/2026	215,000	203,225

Total U.S. Treasury Notes
(Identified Cost $16,792,905)		16,748,665

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $20,433,470)		20,351,661

ASSET-BACKED SECURITIES - 2.1%
Chesapeake Funding II LLC, Series 2017-2A, Class A1[4], 1.99%, 5/15/2029	150,000	150,041
Colony American Homes, Series 2015-1A, Class A4,6, (1 mo. LIBOR US + 1.200%), 2.437%, 7/17/2032	231,924	232,336
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A4, 2.56%, 10/15/2025	255,000	255,380
Enterprise Fleet Financing LLC, Series 2014-2, Class A3[4], 1.64%, 3/20/2020	213,600	213,508
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[4], 1.59%, 2/22/2021	72,121	72,106
Invitation Homes Trust, Series 2015-SFR3, Class A4,6, (1 mo. LIBOR US + 1.300%), 2.537%, 8/17/2032	259,384	261,265
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/10/2025	549,693	561,068
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A4, 1.55%, 3/26/2040	115,990	115,607
The accompanying notes are an integral part of the financial statements.

12

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Tricon American Homes Trust, Series 2016-SFR1, Class A4, 2.589%, 11/17/2033	221,000	$219,004

TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,081,166)		2,080,315

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.9%

BWAY Mortgage Trust, Series 2015-1740, Class A4, 2.917%, 1/10/2035	567,000	559,971
Commercial Mortgage Pass-Through Certificates, Series 2015-DC1, Class A5, 3.35%, 2/10/2048	545,000	558,654
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[4,7], 2.50%, 5/25/2043	169,554	161,361
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[4,7], 2.13%, 2/25/2043	117,340	112,333
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A2[7], 3.06%, 7/25/2023	664,000	686,212
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K035, Class A2[7], 3.458%, 8/25/2023	727,000	766,595
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ10, Class A2, 2.912%, 12/25/2023	518,000	528,911
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ13, Class A2, 2.864%, 8/25/2022	342,000	349,850
FREMF Mortgage Trust, Series 2011-K702, Class B4,7, 4.785%, 4/25/2044	136,000	136,964
FREMF Mortgage Trust, Series 2013-K712, Class B4,7, 3.365%, 5/25/2045	135,000	136,954
FREMF Mortgage Trust, Series 2014-K41, Class B4,7, 3.832%, 11/25/2047	273,000	277,498
FREMF Mortgage Trust, Series 2014-K716, Class B4,7, 3.951%, 8/25/2047	451,000	466,703
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[4,7], 3.495%, 12/15/2034	305,000	308,831
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[4,7] , 3.495%, 12/15/2034	1,290,000	1,299,077
JP Morgan Mortgage Trust, Series 2013-2, Class A2[4,7], 3.50%, 5/25/2043	102,978	104,962
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[4,7], 3.00%, 6/25/2029	141,948	143,678
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[4,7], 3.75%, 11/25/2054	127,771	131,719
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[4,7], 3.75%, 8/25/2055	137,873	142,193
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[4,7], 3.75%, 11/25/2056	176,122	181,003
SBA Small Business Investment Companies, Series 2015-10A, Class 1, 2.517%, 3/10/2025	127,987	128,599
SCG Trust, Series 2013-SRP1, Class AJ4,6, (1 mo. LIBOR US + 1.950%), 3.189%, 11/15/2026	442,000	440,291
Sequoia Mortgage Trust, Series 2013-8, Class A1[7], 3.00%, 6/25/2043	134,644	134,194
Starwood Retail Property Trust, Series 2014-STAR, Class A4,6, (1 mo. LIBOR US + 1.220%), 2.459%, 11/15/2027	285,000	285,198
Towd Point Mortgage Trust, Series 2016-5, Class A1[4,7], 2.50%, 10/25/2056	294,134	293,438
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[4,7], 4.869%, 2/15/2044	359,000	383,556
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[4,7], 3.50%, 1/20/2045	146,414	148,867
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[4,7], 3.50%, 3/20/2045	137,695	139,944

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $9,025,640)		9,007,556

The accompanying notes are an integral part of the financial statements.

13

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT [3]		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS - 2.7%

Canada Housing Trust No. 1 (Canada)[4], 4.10%, 12/15/2018	CAD	27,000	$21,560
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	33,000	26,884
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		1,000,000	998,584
The Korea Development Bank (South Korea), 1.375%, 9/12/2019		600,000	588,497
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	733,000	39,116
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	275,000	14,090
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	504,000	25,715
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	92,000	4,952
Province of Ontario (Canada), 2.00%, 9/27/2018		211,000	211,605
Province of Ontario (Canada), 1.25%, 6/17/2019		206,000	204,002
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	60,000	44,786
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		504,000	497,656
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	33,000	44,551

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $2,729,131)			2,721,998

U.S. GOVERNMENT AGENCIES - 11.2%

Mortgage-Backed Securities - 7.9%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		31,853	33,137
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		37,673	39,129
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		113,561	122,507
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		108,850	117,426
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035		269,447	285,428
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037		95,881	108,450
Fannie Mae, Pool #995196, 6.00%, 7/1/2038		85,991	97,479
Fannie Mae, Pool #890294, 5.50%, 1/1/2039		109,078	121,426
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039		57,483	63,912
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039		69,229	77,607
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039		133,009	142,712
Fannie Mae, Pool #890326, 5.50%, 1/1/2040		116,696	129,768
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040		89,067	101,012
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040		115,725	131,071
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041		120,622	127,142
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041		179,582	193,323
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043		91,813	96,752
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044		156,961	167,808
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044		154,506	166,766
Fannie Mae, Pool #AZ2001, 3.50%, 5/1/2045		311,339	321,173
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045		144,617	152,103
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046		285,758	293,961
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046		229,578	236,167
Fannie Mae, Pool #BC2098, 4.00%, 6/1/2046		142,573	149,718
Fannie Mae, Pool #AS7568, 4.50%, 7/1/2046		166,995	178,599
Fannie Mae, Pool #BD6987, 4.00%, 10/1/2046		154,248	162,021
Fannie Mae, Pool #BD6997, 4.00%, 10/1/2046		126,177	132,536
Fannie Mae, Pool #BE3815, 4.00%, 12/1/2046		123,268	129,511
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047		172,739	185,166
Fannie Mae, Pool #AL8674, 5.659%, 1/1/2049		185,587	203,796
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034		117,764	126,886
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034		155,901	168,136
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034		121,308	128,641
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035		79,600	84,552

The accompanying notes are an integral part of the financial statements.

14

Investment Portfolio - October 31, 2017

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT [3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035	241,244	$256,269
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	52,002	58,728
Freddie Mac, Pool #G05196, 5.50%, 10/1/2038	50,069	55,595
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	45,099	50,123
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	181,524	194,611
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	183,139	196,316
Freddie Mac, Pool #G60334, 4.50%, 10/1/2041	158,157	169,502
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	245,176	253,291
Freddie Mac, Pool #Q24752, 3.50%, 2/1/2044	207,279	214,125
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	171,146	180,379
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	287,062	302,806
Freddie Mac, Pool #G60636, 4.00%, 1/1/2046	216,748	227,510
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046	314,908	323,949
Freddie Mac, Pool #G08754, 4.50%, 3/1/2047	204,684	218,583
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047	238,922	256,160

Total Mortgage-Backed Securities
(Identified Cost $7,967,168)		7,933,768

Other Agencies - 3.3%
Fannie Mae, 2.625%, 9/6/2024
(Identified Cost $3,369,987)	3,281,000	3,349,310

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $11,337,155)		11,283,078

SHORT-TERM INVESTMENT - 6.2%

Dreyfus Government Cash Management[8], 0.93%,
(Identified Cost $6,210,595)	6,210,595	6,210,595

TOTAL INVESTMENTS - 101.4%
(Identified Cost $102,408,850)		102,213,535
LIABILITIES, LESS OTHER ASSETS - (1.4%)		(1,437,633)

NET ASSETS - 100%		$100,775,902

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

GBP - British Pound

MXN - Mexican Peso

No. - Number

SGD - Singapore Dollar

*Non-income producing security.

##Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Security has been valued at fair value as determined in good faith by the Advisor and is classified as Level 3 in the fair value hierarchy.

3Amount is stated in USD unless otherwise noted.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $10,178,125 or 10.1%, of the Series’ net assets as of October 31, 2017 (see Note 2 to the financial statements).

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2017.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2017.

7Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2017.

8Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

15

Statement of Assets and Liabilities - Blended Asset Conservative Series

October 31, 2017

ASSETS:

Investments, at value (identified cost $102,408,850) (Note 2)	$102,213,535
Cash	53,344
Receivable from investment advisor (Note 3)	39,575
Interest receivable	336,382
Receivable for securities sold	30,240
Foreign tax reclaims receivable	3,811
Dividends receivable	3,764
Receivable for fund shares sold	354

TOTAL ASSETS	102,681,005

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	5,609
Accrued Chief Compliance Officer service fees (Note 3)	140
Payable for securities purchased	1,830,025
Audit fees payable	45,884
Payable for fund shares repurchased	13,436
Other payables and accrued expenses	10,009

TOTAL LIABILITIES	1,905,103

TOTAL NET ASSETS	$100,775,902

NET ASSETS CONSIST OF:

Capital stock	$92,863
Additional paid-in-capital	100,843,050
Undistributed net investment income	48,575
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(13,220)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(195,366)

TOTAL NET ASSETS	$100,775,902

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($100,775,902/ 9,286,275 shares)	$10.85

The accompanying notes are an integral part of the financial statements.

16

Statement of Operations - Blended Asset Conservative Series

For the Period October 13, 20171 to October 31, 2017

INVESTMENT INCOME:

Interest	$66,978
Dividends	3,662

Total Investment Income	70,640

EXPENSES:

Management fees (Note 3)	19,615
Fund accounting and administration fees (Note 3)	5,609
Chief Compliance Officer service fees (Note 3)	140
Audit fees	45,884
Transfer agent fees	4,219
Custodian fees	2,658
Miscellaneous	3,132

Total Expenses	81,257
Less reduction of expenses (Note 3)	(59,190)

Net Expenses	22,067

NET INVESTMENT INCOME	48,573

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on-
Investments	(13,203)
Foreign currency and translation of other assets and liabilities	(15)

(13,218)

Net change in unrealized appreciation (depreciation) on-
Investments	(195,315)
Foreign currency and translation of other assets and liabilities	(51)

(195,366)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(208,584)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(160,011)

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

17

Statement of Changes in Net Assets - Blended Asset Conservative Series

FOR THE PERIOD 10/13/17[1] TO 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$48,573
Net realized loss on investments and foreign currency	(13,218)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(195,366)

Net decrease from operations	(160,011)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	100,935,913

Net increase in net assets	100,775,902

NET ASSETS:

Beginning of period	—

End of period (including undistributed net investment income of $48,575)	$100,775,902

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

18

Financial Highlights - Blended Asset Conservative Series - Class R6

FOR THE PERIOD 10/13/17[1] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.87

Income (loss) from investment operations:
Net investment income[2]	0.01
Net realized and unrealized loss on investments	(0.03)

Total from investment operations	(0.02)

Net asset value - End of period	$10.85

Net assets - End of period (000’s omitted)	$100,776

Total return[3]	(0.18%)
Ratios (to average net assets)/Supplemental Data:
Expenses[4]	0.45%
Net investment income[4]	0.99%
Series portfolio turnover	5%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts[4]:

1.21%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

19

Shareholder Expense Example - Blended Asset Moderate Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (October 13, 2017* to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 10/13/17*	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD** 10/13/17*-10/31/17
Actual	$1,000.00	$ 998.10	$0.25
Hypothetical
(5% return before expenses)	$1,000.00	$1,002.22	$0.25

*Commencement of operations.

**Expenses are equal to the Series’ annualized expense ratio (for the period October 13, 2017* to October 31, 2017) of 0.50%, multiplied by the average account value over the period, multiplied by 18/365 (to reflect the period since inception). The Series’ total return would have been lower had certain expenses not been waived during the period.

20

Portfolio Composition - Blended Asset Moderate Series

As of October 31, 2017 (unaudited)

Sector Allocation[4]
Information Technology	10.8%
Health Care	8.8%
Financials	6.7%
Consumer Discretionary	5.2%
Industrials	4.0%
Energy	3.9%
Consumer Staples	3.9%
Materials	3.7%
Real Estate	2.7%
Telecommunication Services	1.7%
Utilities	0.5%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Facebook, Inc. - Class A	1.7%
ServiceNow, Inc.	1.7%
The Priceline Group, Inc.	1.3%
DaVita, Inc.	1.2%
Skyworks Solutions, Inc.	1.0%
Novartis AG - ADR (Switzerland)	1.0%
Medtronic plc	0.9%
FedEx Corp.	0.8%
Amazon.com, Inc.	0.8%
Diageo plc (United Kingdom)	0.8%

5As a percentage of total investments.

21

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 35.9%

Consumer Discretionary - 2.9%
Diversified Consumer Services - 0.0%##
Fu Shou Yuan International Group Ltd. (China)[1]	28,000	$19,683

Hotels, Restaurants & Leisure - 0.1%
Accor S.A. (France)[1]	920	45,897
Jollibee Foods Corp. (Philippines)[1]	6,050	29,215

		75,112

Household Durables - 0.0%##
Kaufman & Broad S.A. (France)[1]	425	18,780

Internet & Direct Marketing Retail - 2.1%
Amazon.com, Inc.*	862	952,751
Ctrip.com International Ltd. - ADR (China)*	605	28,973
The Priceline Group, Inc.*	765	1,462,649

		2,444,373

Leisure Products - 0.0%##
Trigano S.A. (France)[1]	125	20,172

Media - 0.0%##
Quebecor, Inc. - Class B (Canada)	170	6,415
Shaw Communications, Inc. - Class B (Canada)	300	6,851

		13,266

Multiline Retail - 0.0%##
Lojas Renner S.A. (Brazil)	1,705	17,929

Specialty Retail - 0.0%##
Industria de Diseno Textil S.A. (Spain)[1]	535	19,997

Textiles, Apparel & Luxury Goods - 0.7%
ANTA Sports Products Ltd. (China)[1]	6,000	26,837
lululemon athletica, Inc.*	11,551	710,502

		737,339

Total Consumer Discretionary		3,366,651

Consumer Staples - 2.9%
Beverages - 2.2%
Ambev S.A. - ADR (Brazil)	132,873	841,086
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	5,460	669,512
Diageo plc (United Kingdom)[1]	27,282	931,645
Treasury Wine Estates Ltd. (Australia)[1]	3,335	40,033

		2,482,276

Food & Staples Retailing - 0.1%
Puregold Price Club, Inc. (Philippines)[1]	29,430	29,074
Raia Drogasil S.A. (Brazil)	1,200	28,877
Robinsons Retail Holdings, Inc.
(Philippines)[1]	16,240	30,514

		88,465

Food Products - 0.1%
Danone S.A. (France)[1]	385	31,467
Kerry Group plc - Class A (Ireland)[1]	395	39,782
M Dias Branco S.A. (Brazil)	1,200	17,747
Nestle S.A. (Switzerland)[1]	455	38,283

		127,279

Personal Products - 0.5%
Beiersdorf AG (Germany)[1]	215	24,185
Unilever plc - ADR (United Kingdom)	10,669	604,399

		628,584

Tobacco - 0.0%##
Japan Tobacco, Inc. (Japan)[1]	1,200	39,720

Total Consumer Staples		3,366,324

Energy - 1.5%
Energy Equipment & Services - 1.4%
Diamond Offshore Drilling, Inc.*	18,205	304,570
Oceaneering International, Inc.	11,095	224,341
Schlumberger Ltd.	13,165	842,560
Transocean Ltd.*	25,745	270,322

		1,641,793

Oil, Gas & Consumable Fuels - 0.1%
Cameco Corp. (Canada)	1,425	11,600
Galp Energia SGPS S.A. (Portugal)[1]	1,590	29,561
Royal Dutch Shell plc - Class B - ADR (Netherlands)	455	29,739
YPF S.A. - ADR (Argentina)	990	24,314

		95,214

Total Energy		1,737,007

Financials - 1.0%
Banks - 0.4%
Banco Macro S.A. - ADR (Argentina)	205	25,814
Bankia S.A. (Spain)[1]	4,750	22,668
Banque Cantonale Vaudoise (Switzerland)[1]	25	17,980
BNP Paribas S.A. (France)[1]	480	37,464
BPER Banca (Italy)[1]	3,865	18,814
CaixaBank S.A. (Spain)[1]	4,925	23,041

The accompanying notes are an integral part of the financial statements.

22

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Credit Agricole S.A. (France)[1]	1,635	$28,536
Danske Bank A/S (Denmark)[1]	740	28,241
Erste Group Bank AG (Austria)[1]	440	18,887
Eurobank Ergasias S.A. (Greece)*[1]	26,065	21,291
FinecoBank Banca Fineco S.p.A. (Italy)[1]	3,320	31,052
Grupo Financiero Galicia S.A. - ADR (Argentina)	410	22,509
Grupo Supervielle S.A. - ADR (Argentina)	730	19,571
Itau Unibanco Holding S.A. (Brazil)	1,400	18,064
Jyske Bank A/S (Denmark)[1]	340	19,213
KBC Group N.V. (Belgium)[1]	340	28,243
Skandinaviska Enskilda Banken A.B. - Class A (Sweden)[1]	1,540	18,978
Svenska Handelsbanken A.B. - Class A (Sweden)[1]	1,325	18,990
Swedbank A.B. - Class A (Sweden)[1]	775	19,234
Sydbank A/S (Denmark)[1]	490	19,129

		457,719

Capital Markets - 0.6%
Amundi S.A. (France)[1,2]	350	29,663
Banca Generali S.p.A. (Italy)[1]	865	28,459
BlackRock, Inc.	1,073	505,201
EFG International AG (Switzerland)[1]	3,215	29,421
Euronext N.V. (Netherlands)[1,2]	630	37,416
Julius Baer Group Ltd. (Switzerland)[1]	330	19,519
Natixis S.A. (France)[1]	4,845	37,995

		687,674

Thrifts & Mortgage Finance - 0.0%##
Aareal Bank AG (Germany)[1]	460	19,126

Total Financials		1,164,519

Health Care - 8.4%
Biotechnology - 3.6%
Biogen, Inc.*	2,062	642,643
BioMarin Pharmaceutical, Inc.*	9,048	742,750
Incyte Corp.*	5,711	646,771
Regeneron Pharmaceuticals, Inc.*	2,287	920,792
Seattle Genetics, Inc.*	12,593	772,077
Vertex Pharmaceuticals, Inc.*	2,629	384,439

		4,109,472

Health Care Equipment & Supplies - 1.0%
Medtronic plc	13,373	1,076,794
Osstem Implant Co. Ltd. (South Korea)*[1]	490	31,485

		1,108,279

Health Care Providers & Services - 1.6%
DaVita, Inc.*	22,193	1,348,003
Express Scripts Holding Co.*	7,272	445,701
Fleury S.A. (Brazil)	3,000	26,338
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	465	45,022
Orpea (France)[1]	320	38,339

		1,903,403

Life Sciences Tools & Services - 0.0%##
QIAGEN N.V.	540	18,284
QIAGEN N.V.[1]	690	23,409
Tecan Group AG (Switzerland)[1]	95	20,093

		61,786

Pharmaceuticals - 2.2%
Bristol-Myers Squibb Co.	6,736	415,342
Hypermarcas S.A. (Brazil)	2,700	28,318
Johnson & Johnson	6,480	903,377
Kalbe Farma Tbk PT (Indonesia)[1]	237,100	27,971
Novartis AG - ADR (Switzerland)	13,569	1,120,528
Perrigo Co. plc	440	35,636

		2,531,172

Total Health Care		9,714,112

Industrials - 3.8%
Aerospace & Defense - 0.6%
Arconic, Inc.	24,214	608,256
LIG Nex1 Co. Ltd. (South Korea)[1]	440	28,238
Thales S.A. (France)[1]	455	47,417
Ultra Electronics Holdings plc
(United Kingdom)[1]	820	19,856

		703,767

Air Freight & Logistics - 0.8%
FedEx Corp.	4,293	969,402

Airlines - 0.1%
Azul S.A. - ADR (Brazil)*	710	17,956
Ryanair Holdings plc - ADR (Ireland)*	460	51,571

		69,527

Building Products - 0.1%
Cie de Saint-Gobain (France)[1]	645	37,818

The accompanying notes are an integral part of the financial statements.

23

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Building Products (continued)
Geberit AG (Switzerland)[1]	40	$18,110

		55,928

Commercial Services & Supplies - 0.1%
China Everbright International Ltd. (China)[1]	20,000	28,217
Elis S.A. (France)[1]	1,095	28,549
SPIE S.A. (France)[1]	1,475	38,809

		95,575

Construction & Engineering - 0.1%
Eiffage S.A. (France)[1]	460	48,050
Vinci S.A. (France)[1]	680	66,625

		114,675

Electrical Equipment - 0.0%##
Legrand S.A. (France)[1]	400	29,684

Industrial Conglomerates - 0.1%
Siemens AG (Germany)[1]	565	81,152

Machinery - 0.1%
FANUC Corp. (Japan)[1]	100	23,382
Jungheinrich AG (Germany)[1]	645	29,375
KION Group AG (Germany)[1]	495	39,663
Metso OYJ (Finland)[1]	730	26,512
The Weir Group plc (United Kingdom)[1]	1,945	50,423

		169,355

Professional Services - 1.2%
Applus Services S.A. (Spain)[1]	3,930	54,956
Equifax, Inc.	4,810	522,029
Intertek Group plc (United Kingdom)[1]	565	40,703
Nielsen Holdings plc	19,680	729,538
Randstad Holding N.V.
(Netherlands)[1]	475	29,223
RELX plc (United Kingdom)[1]	870	20,019
SGS S.A. (Switzerland)[1]	15	37,043

		1,433,511

Road & Rail - 0.4%
Genesee & Wyoming, Inc. - Class A*	6,306	452,645

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)[1]	1,165	30,010
Brenntag AG (Germany)[1]	690	39,148
Howden Joinery Group plc (United Kingdom)[1]	2,445	13,315

		82,473

Transportation Infrastructure - 0.1%
Aena SME S.A. (Spain)[1,2]	520	95,406
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	1,300	6,567
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	65	6,170

		108,143

Total Industrials		4,365,837

Information Technology - 10.1%
Electronic Equipment, Instruments & Components - 0.1%
Halma plc (United Kingdom)[1]	1,885	29,577
Hexagon A.B. - Class B (Sweden)[1]	390	19,997
Hitachi Ltd. (Japan)[1]	6,000	47,780
Hollysys Automation Technologies
Ltd. (China)	845	18,970
Keyence Corp. (Japan)[1]	100	55,522

		171,846

Internet Software & Services - 3.6%
Alibaba Group Holding Ltd. - ADR (China)*	420	77,654
Alphabet, Inc. - Class A*	670	692,137
Alphabet, Inc. - Class C*	687	698,432
China Literature Ltd. - Rights (Expires 11/03/2017) (Hong Kong)*[3]	12	—
Facebook, Inc. - Class A*	10,785	1,941,947
NetEase, Inc. - ADR (China)	45	12,686
Tencent Holdings Ltd. - Class H (China)[1]	16,380	736,201

		4,159,057

IT Services - 1.7%
Altran Technologies S.A. (France)[1]	2,050	37,914
Amdocs Ltd.	690	44,919
InterXion Holding N.V. - ADR
(Netherlands)*	610	32,568
MasterCard, Inc. - Class A	6,028	896,786
Sopra Steria Group (France)[1]	205	38,458
Visa, Inc. - Class A	8,134	894,577

		1,945,222

Semiconductors & Semiconductor Equipment - 1.8%
Qorvo, Inc.*	12,180	923,366

The accompanying notes are an integral part of the financial statements.

24

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.	10,346	$1,177,996

		2,101,362

Software - 2.9%
Atlassian Corp. plc - Class A (Australia)*	325	15,720
Dassault Systemes S.E. (France)[1]	375	39,809
Electronic Arts, Inc.*	4,143	495,503
Microsoft Corp.	9,344	777,234
ServiceNow, Inc.*	15,229	1,924,489
Sophos Group plc (United Kingdom)[1,2]	2,505	20,657
Temenos Group AG (Switzerland)[1]	265	30,600

		3,304,012

Total Information Technology		11,681,499

Materials - 2.3%
Chemicals - 0.5%
Akzo Nobel N.V. (Netherlands)[1]	425	38,369
Ashland Global Holdings, Inc.	6,640	451,387
Croda International plc (United Kingdom)[1]	570	31,678
Mexichem, S.A.B. de C.V. (Mexico)	5,000	12,878
Solvay S.A. (Belgium)[1]	245	36,397

		570,709

Construction Materials - 0.0%##
Wienerberger AG (Austria)[1]	1,155	29,634

Containers & Packaging - 1.0%
Ball Corp.	13,688	587,626
Sealed Air Corp.	12,692	561,367

		1,148,993

Metals & Mining - 0.8%
Antofagasta plc (Chile)[1]	14,303	181,270
First Quantum Minerals Ltd. (Zambia)	16,647	186,200
Grupo Mexico, S.A.B. de C.V. - Series B (Mexico)	11,000	35,774
Lundin Mining Corp. (Canada)	25,351	193,360
Southern Copper Corp. (Peru)	5,763	247,521

		844,125

Total Materials		2,593,461

Real Estate - 2.2%
Equity Real Estate Investment Trusts (REITS) - 2.2%
Acadia Realty Trust	440	12,386
Agree Realty Corp.	195	9,222
Alexandria Real Estate Equities, Inc.	400	49,584
American Campus Communities, Inc.	455	18,919
American Homes 4 Rent - Class A	1,660	35,325
Apartment Investment & Management Co. - Class A	935	41,121
AvalonBay Communities, Inc.	280	50,772
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	750	14,066
Bluerock Residential Growth REIT, Inc.	870	9,822
Boston Properties, Inc.	205	24,842
Brandywine Realty Trust	1,125	19,676
Brixmor Property Group, Inc.	650	11,356
Camden Property Trust	230	20,985
CatchMark Timber Trust, Inc. - Class A	1,710	21,888
Cedar Realty Trust, Inc.	3,360	18,278
Chesapeake Lodging Trust	770	21,483
Colony NorthStar, Inc. - Class A	2,610	32,051
Columbia Property Trust, Inc.	680	15,014
Community Healthcare Trust, Inc.	2,150	58,974
CoreCivic, Inc.	1,525	37,606
Cousins Properties, Inc.	3,390	30,578
Crown Castle International Corp.	250	26,770
CubeSmart	1,525	41,510
DDR Corp.	1,155	8,859
Digital Realty Trust, Inc.	380	45,007
Douglas Emmett, Inc.	540	21,487
Education Realty Trust, Inc.	280	9,772
EPR Properties	140	9,685
Equinix, Inc.	215	99,652
Equity Commonwealth*	665	19,983
Equity LifeStyle Properties, Inc.	220	19,466
Equity Residential	550	36,993
Essex Property Trust, Inc.	35	9,185
Extra Space Storage, Inc.	370	30,188
Forest City Realty Trust, Inc. - Class A	850	20,936
Getty Realty Corp.	540	15,341
GGP, Inc.	915	17,806
Global Medical REIT, Inc.	2,495	21,108
HCP, Inc.	760	19,638
Healthcare Trust of America, Inc. - Class A	760	22,838
Hibernia REIT plc (Ireland)[1]	9,865	16,950

The accompanying notes are an integral part of the financial statements.

25

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Host Hotels & Resorts, Inc.	940	$18,386
Independence Realty Trust, Inc.	1,445	14,667
Invitation Homes, Inc.	715	16,138
Lamar Advertising Co. - Class A	250	17,610
LaSalle Hotel Properties	455	12,836
Life Storage, Inc.	255	20,609
The Macerich Co.	165	9,009
Mid-America Apartment Communities, Inc.	335	34,287
National Retail Properties, Inc.	500	20,090
Outfront Media, Inc.	725	17,001
Physicians Realty Trust	2,005	34,847
Prologis, Inc.	1,005	64,903
Public Storage	160	33,160
Regency Centers Corp.	335	20,619
Retail Opportunity Investments Corp.	695	12,496
Rexford Industrial Realty, Inc.	865	25,682
Simon Property Group, Inc.	510	79,218
STAG Industrial, Inc.	1,090	29,757
Starwood Waypoint Homes	440	15,976
STORE Capital Corp.	770	19,011
Sun Communities, Inc.	210	18,955
Sunstone Hotel Investors, Inc.	1,180	19,258
Terreno Realty Corp.	700	25,704
UDR, Inc.	700	27,153
Unibail-Rodamco S.E. (France)[1]	130	32,540
Urban Edge Properties	1,315	30,850
Ventas, Inc.	635	39,846
VEREIT, Inc.	2,410	19,015
Vornado Realty Trust	515	38,553
Welltower, Inc.	535	35,824
Weyerhaeuser Co.	17,226	618,586

		2,489,708

Real Estate Management & Development - 0.0%##
Aliansce Shopping Centers S.A. (Brazil)*	3,400	18,168
Iguatemi Empresa de Shopping Centers S.A. (Brazil)	1,500	17,626
Nexity S.A. (France)[1]	480	29,502

		65,296

Total Real Estate		2,555,004

Telecommunication Services - 0.7%
Diversified Telecommunication Services - 0.7%
Iliad S.A. (France)[1]	130	32,450
Zayo Group Holdings, Inc.*	20,443	737,175

Total Telecommunication Services		769,625

Utilities - 0.1%
Electric Utilities - 0.0%##
Pampa Energia S.A. - ADR (Argentina)*	585	39,681

Independent Power and Renewable Electricity Producers - 0.1%
China Longyuan Power Group Corp. Ltd. - Class H (China)[1]	36,000	26,697
Huaneng Renewables Corp. Ltd. - Class H (China)[1]	82,000	28,200

		54,897

Total Utilities		94,578

TOTAL COMMON STOCKS
(Identified Cost $41,456,476)		41,408,617

CORPORATE BONDS - 16.3%

Non-Convertible Corporate Bonds - 16.3%
Consumer Discretionary - 2.3%
Auto Components - 0.3%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	332,000	355,232

Household Durables - 0.5%
Century Communities, Inc.[2], 5.875%, 7/15/2025	43,000	43,430
Meritage Homes Corp., 5.125%, 6/6/2027	31,000	31,349
NVR, Inc., 3.95%, 9/15/2022	371,000	389,718
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	45,000	46,181
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	24,000	25,980
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	38,000	37,240
Weekley Homes LLC - Weekley Finance Corp.[2], 6.625%, 8/15/2025	39,000	37,928

		611,826

Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc.[2], 3.15%, 8/22/2027	250,000	251,496
The Priceline Group, Inc., 3.60%, 6/1/2026	466,000	476,302

		727,798

The accompanying notes are an integral part of the financial statements.

26

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media - 0.6%
Charter Communications Operating LLC - Charter Communications Operating Capital Corp., 4.464%, 7/23/2022	10,000	$10,561
Comcast Corp., 4.40%, 8/15/2035	225,000	243,650
CSC Holdings, LLC, 5.25%, 6/1/2024	54,000	53,764
Discovery Communications LLC, 3.95%, 3/20/2028	380,000	376,889
DISH DBS Corp., 5.875%, 7/15/2022	10,000	10,056

		694,920

Multiline Retail - 0.2%
Dollar General Corp., 3.25%, 4/15/2023	227,000	232,930

Total Consumer Discretionary		2,622,706

Consumer Staples - 1.0%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	320,000	505,668
PepsiCo, Inc., 3.10%, 7/17/2022	221,000	228,476

		734,144

Food & Staples Retailing - 0.4%
C&S Group Enterprises LLC[2] , 5.375%, 7/15/2022	60,000	58,200
CVS Health Corp., 3.50%, 7/20/2022	334,000	344,284

		402,484

Total Consumer Staples		1,136,628

Energy - 2.4%
Energy Equipment & Services - 0.1%
McDermott International, Inc.[2], 8.00%, 5/1/2021	60,000	61,950
Trinidad Drilling Ltd. (Canada)[2], 6.625%, 2/15/2025	44,000	42,790

		104,740

Oil, Gas & Consumable Fuels - 2.3%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	464,000	482,386
Cheniere Energy Partners LP2 , 5.25%, 10/1/2025	39,000	40,170
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	209,000	223,996
ConocoPhillips Co., 3.35%, 5/15/2025	225,000	231,811
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	44,000	44,000
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	225,000	227,939
Enviva Partners LP - Enviva Partners Finance Corp., 8.50%, 11/1/2021	39,000	41,827
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	43,000	45,365
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	50,000	51,000
Hilcorp Energy I LP - Hilcorp Finance Co.[2], 5.75%, 10/1/2025	61,000	62,449
Jonah Energy LLC - Jonah Energy Finance Corp.[2] , 7.25%, 10/15/2025	39,000	39,000
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	470,000	493,132
PBF Holding Co. LLC - PBF Finance Corp.[2], 7.25%, 6/15/2025	34,000	35,148
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026	199,000	223,576
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	53,000	56,180
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	220,000	248,892
SemGroup Corp.[2], 6.375%, 3/15/2025	42,000	41,370
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	27,000	27,270
Southwestern Energy Co., 6.70%, 1/23/2025	31,000	31,698
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	56,000	57,890

		2,705,099

Total Energy		2,809,839

Financials - 5.8%
Banks - 3.1%
Banco Santander S.A. (Spain), 3.50%, 4/11/2022	298,000	305,350
Bank of America Corp., 4.00%, 1/22/2025	342,000	354,204
Barclays Bank plc (United Kingdom)[2], 10.179%, 6/12/2021	176,000	217,342
Citigroup, Inc., 3.875%, 3/26/2025	474,000	486,373

The accompanying notes are an integral part of the financial statements.

27

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		226,000	$230,420
JPMorgan Chase & Co.[5], (3 mo. LIBOR US + 0.935%), 2.776%, 4/25/2023		470,000	471,667
Kreditanstalt fuer Wiederaufbau (Germany), 1.50%, 6/15/2021		906,000	889,733
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025		478,000	504,120
Popular, Inc., 7.00%, 7/1/2019		47,000	48,058
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	60,000	46,962
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023		12,000	13,362

			3,567,591

Capital Markets - 0.8%
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025		230,000	239,963
Morgan Stanley[6], (3 mo. LIBOR US + 1.220%), 2.617%, 5/8/2024		344,000	349,772
Morgan Stanley, 5.00%, 11/24/2025		350,000	381,785

			971,520

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019		17,000	17,207
Navient Corp., 6.125%, 3/25/2024		28,000	28,735
SLM Corp., 5.125%, 4/5/2022		35,000	36,269

			82,211

Diversified Financial Services - 0.6%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Netherlands), 4.50%, 5/15/2021		404,000	429,045
E*TRADE Financial Corp., 2.95%, 8/24/2022		250,000	250,119
LPL Holdings, Inc.[2], 5.75%, 9/15/2025		28,000	29,120

			708,284

Insurance - 1.1%
American International Group, Inc., 4.125%, 2/15/2024		325,000	345,683
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024		580,000	626,207
Prudential Financial, Inc.[5], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042		230,000	254,150

			1,226,040

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021		72,000	74,340

Total Financials			6,629,986

Health Care - 0.4%
Biotechnology - 0.3%
AMAG Pharmaceuticals, Inc.[2], 7.875%, 9/1/2023		30,000	30,524
Express Scripts Holding Co., 3.50%, 6/15/2024		333,000	336,943

			367,467

Health Care Equipment & Supplies - 0.0%##
Hill-Rom Holdings, Inc.[2], 5.00%, 2/15/2025		30,000	30,675

Health Care Providers & Services - 0.1%
DaVita, Inc., 5.00%, 5/1/2025		39,000	38,415
Fresenius Medical Care US Finance II, Inc. (Germany)[2], 6.50%, 9/15/2018		17,000	17,657
HCA Healthcare, Inc., 6.25%, 2/15/2021		12,000	12,915
HCA, Inc., 3.75%, 3/15/2019		12,000	12,180
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[2], 6.625%, 5/15/2022		15,000	15,019
Tenet Healthcare Corp., 6.75%, 2/1/2020		12,000	12,210

			108,396

Total Health Care			506,538

Industrials - 0.2%
Air Freight & Logistics - 0.0%##
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023		22,000	22,028

Airlines - 0.1%
Allegiant Travel Co., 5.50%, 7/15/2019		28,000	28,910
American Airlines Group, Inc.[2], 5.50%, 10/1/2019		27,000	28,080

			56,990

The accompanying notes are an integral part of the financial statements.

28

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Building Products - 0.1%
Airxcel, Inc.[2], 8.50%, 2/15/2022	46,000	$48,760

Construction & Engineering - 0.0%##
Tutor Perini Corp.[2], 6.875%, 5/1/2025	44,000	47,465

Machinery - 0.0%##
Xerium Technologies, Inc., 9.50%, 8/15/2021	34,000	34,925

Trading Companies & Distributors - 0.0%##
International Lease Finance Corp., 6.25%, 5/15/2019	31,000	32,873

Total Industrials		243,041

Information Technology - 0.8%
Internet Software & Services - 0.4%
Activision Blizzard, Inc., 3.40%, 6/15/2027	463,000	463,860

IT Services - 0.3%
Visa, Inc., 2.80%, 12/14/2022	343,000	349,453

Semiconductors & Semiconductor Equipment - 0.1%
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	43,000	41,280

Total Information Technology		854,593

Materials - 1.4%
Chemicals - 0.2%
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[2], 8.375%, 12/1/2022	38,000	38,380
NOVA Chemicals Corp. (Canada)[2], 4.875%, 6/1/2024	32,000	32,600
Solvay Finance America LLC (Belgium)[2], 3.40%, 12/3/2020	203,000	208,746

		279,726

Metals & Mining - 1.0%
Anglo American Capital plc (United Kingdom)[2], 9.375%, 4/8/2019	19,000	20,905
Anglo American Capital plc (United Kingdom)[2], 4.00%, 9/11/2027	417,000	417,417
Corp Nacional del Cobre de Chile (Chile)[2], 3.625%, 8/1/2027	422,000	424,486
Southern Copper Corp. (Peru), 3.875%, 4/23/2025	235,000	243,894
Techniplas LLC[2], 10.00%, 5/1/2020	43,000	34,400

		1,141,102

Paper & Forest Products - 0.2%
Domtar Corp., 4.40%, 4/1/2022	216,000	227,180

Total Materials		1,648,008

Real Estate - 0.5%
Equity Real Estate Investment Trusts (REITS) - 0.5%
American Tower Corp., 3.30%, 2/15/2021	467,000	479,156
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	92,000	91,696
iStar, Inc., 5.25%, 9/15/2022	36,000	36,900

Total Real Estate		607,752

Telecommunication Services - 1.1%
Diversified Telecommunication Services - 1.1%
AT&T, Inc., 3.90%, 8/14/2027	500,000	498,000
CenturyLink, Inc., 7.50%, 4/1/2024	30,000	31,875
Frontier Communications Corp., 11.00%, 9/15/2025	46,000	39,042
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	61,000	62,377
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	101,000	103,040
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	12,000	12,735
Sprint Communications, Inc., 7.00%, 8/15/2020	12,000	12,926
Verizon Communications, Inc., 4.125%, 3/16/2027	434,000	452,893

Total Telecommunication Services		1,212,888

Utilities - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
American Water Capital Corp., 2.95%, 9/1/2027	510,000	507,648

TOTAL CORPORATE BONDS
(Identified Cost $18,818,377)		18,779,627

The accompanying notes are an integral part of the financial statements.

29

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	SHARES/ PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

MUTUAL FUNDS - 0.1%
Global X MSCI Greece ETF	3,165	$29,340
iShares MSCI Eurozone ETF	1,775	77,798

TOTAL MUTUAL FUNDS
(Identified Cost $106,929)		107,138

U.S. TREASURY SECURITIES - 21.1%

U.S. Treasury Bonds - 4.1%
U.S. Treasury Bond, 6.25%, 5/15/2030	879,000	1,241,897
U.S. Treasury Bond, 4.75%, 2/15/2037	1,406,000	1,859,325
U.S. Treasury Bond, 2.50%, 2/15/2045	1,027,000	955,351
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	616,840	596,860

Total U.S. Treasury Bonds
(Identified Cost $4,701,917)		4,653,433

U.S. Treasury Notes - 17.0%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	931,416	934,685
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	593,953	591,432
U.S. Treasury Note, 1.375%, 4/30/2020	2,867,000	2,845,609
U.S. Treasury Note, 1.375%, 4/30/2021	3,055,000	3,008,817
U.S. Treasury Note, 1.75%, 4/30/2022	2,796,000	2,769,460
U.S. Treasury Note, 2.00%, 7/31/2022	3,042,000	3,042,594
U.S. Treasury Note, 1.625%, 4/30/2023	3,045,000	2,971,611
U.S. Treasury Note, 1.625%, 5/15/2026	1,338,000	1,264,724
U.S. Treasury Note, 2.375%, 5/15/2027	2,220,000	2,221,041

Total U.S. Treasury Notes
(Identified Cost $19,716,475)		19,649,973

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $24,418,392)		24,303,406

ASSET-BACKED SECURITIES - 3.3%
BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.16%, 11/25/2020	420,000	417,284
Chesapeake Funding II LLC, Series 2017-2A, Class A1[2], 1.99%, 5/15/2029	678,000	678,190
Colony American Homes, Series 2015-1A, Class A2,6, (1 mo. LIBOR US + 1.200%), 2.437%, 7/17/2032	200,428	200,784
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2, 2.56%, 10/15/2025	255,000	255,380
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[2], 1.59%, 2/22/2021	159,280	159,246
Home Partners of America Trust, Series 2016-1, Class A2,6, (1 mo. LIBOR US + 1.650%), 2.887%, 3/17/2033	146,729	147,917
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, 1.04%, 4/18/2019	341,047	340,555
Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3[2], 1.97%, 7/15/2020	550,000	550,442
Invitation Homes Trust, Series 2015-SFR3, Class A2,6, (1 mo. LIBOR US + 1.300%), 2.537%, 8/17/2032	385,262	388,056
SoFi Consumer Loan Program LLC, Series 2016-1, Class A2, 3.26%, 8/25/2025	317,195	321,718
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A2, 1.55%, 3/26/2040	165,285	164,739
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	230,000	227,923

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $3,851,349)		3,852,234

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.8%
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/10/2035	541,000	534,293
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,7], 2.50%, 5/25/2043	204,920	195,018
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,7], 2.13%, 2/25/2043	147,787	141,481
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[7], 1.304%, 8/25/2020	2,556,553	77,699

The accompanying notes are an integral part of the financial statements.

30

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	PRINCIPAL AMOUNT[4]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[7], 1.468%, 6/25/2022		1,950,438	$109,220
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class A27, 3.32%, 2/25/2023		469,000	490,792
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[7], 0.208%, 4/25/2023		10,105,566	99,642
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A27, 3.06%, 7/25/2023		765,000	790,591
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K035, Class A27, 3.458%, 8/25/2023		697,000	734,961
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ10, Class A2, 2.912%, 12/25/2023		590,000	602,428
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ13, Class A2, 2.864%, 8/25/2022		369,000	377,470
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)2, 0.10%, 6/25/2046		25,005,467	106,013
FREMF Mortgage Trust, Series 2013-K712, Class B2,7, 3.365%, 5/25/2045		143,000	145,070
FREMF Mortgage Trust, Series 2014-K37, Class B2,7, 4.558%, 1/25/2047		320,000	340,332
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,7], 3.495%, 12/15/2034		372,000	376,673
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,7], 3.50%, 5/25/2043		124,257	126,650
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,7], 3.00%, 6/25/2029		170,065	172,138
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,7], 3.75%, 11/25/2054		141,774	146,156
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,7], 3.75%, 8/25/2055		178,563	184,157
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,7], 3.75%, 11/25/2056		182,305	187,359
SCG Trust, Series 2013-SRP1, Class AJ2,6, (1 mo. LIBOR US + 1.950%), 3.189%, 11/15/2026		574,000	571,780
Sequoia Mortgage Trust, Series 2013-2, Class A7, 1.874%, 2/25/2043		132,923	125,721
Sequoia Mortgage Trust, Series 2013-8, Class A17, 3.00%, 6/25/2043		161,920	161,380
Starwood Retail Property Trust, Series 2014-STAR, Class A2,6, (1 mo. LIBOR US + 1.220%), 2.459%, 11/15/2027		342,000	342,238
Towd Point Mortgage Trust, Series 2016-5, Class A12,7, 2.50%, 10/25/2056		328,981	328,202
WinWater Mortgage Loan Trust, Series 2015-1, Class A12,7, 3.50%, 1/20/2045		179,509	182,517
WinWater Mortgage Loan Trust, Series 2015-3, Class A52,7, 3.50%, 3/20/2045		166,935	169,661

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $7,838,089)			7,819,642

FOREIGN GOVERNMENT BONDS - 2.0%

Canada Housing Trust No. 1 (Canada)[2], 4.10%, 12/15/2018	CAD	52,000	41,523
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	67,000	54,582
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		500,000	499,292
The Korea Development Bank (South Korea), 1.375%, 9/12/2019		500,000	490,415
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	1,338,000	71,401
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	540,000	27,667
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	879,000	44,848
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	169,000	9,097
Province of Ontario (Canada), 2.00%, 9/27/2018		230,000	230,659
Province of Ontario (Canada), 1.25%, 6/17/2019		203,000	201,031

The accompanying notes are an integral part of the financial statements.

31

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	PRINCIPAL AMOUNT[4]		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	116,000	$86,586
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		500,000	493,706
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	64,000	86,402

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $2,345,931)			2,337,209

U.S. GOVERNMENT AGENCIES - 9.8%

Mortgage-Backed Securities - 7.3%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		53,037	55,175
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		63,104	65,543
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		150,026	161,845
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		115,707	124,822
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035		225,226	238,584
Fannie Mae, Pool #AZ3376, 4.00%, 7/1/2035		457,432	484,649
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		112,614	125,682
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037		135,735	153,529
Fannie Mae, Pool #995196, 6.00%, 7/1/2038		213,861	242,432
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039		178,639	191,670
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040		163,838	185,564
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041		196,838	207,477
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041		344,479	370,838
Fannie Mae, Pool #AL7068, 4.50%, 9/1/2042		372,337	398,991
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043		175,748	185,201
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044		233,111	249,220
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045		170,737	179,575
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046		444,640	457,402
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046		265,023	272,630
Fannie Mae, Pool #BD1381, 3.50%, 6/1/2046		150,121	154,430
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047		128,942	138,219
Fannie Mae, Pool #AL8674, 5.659%, 1/1/2049		382,301	419,809
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034		126,061	135,825
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034		169,364	182,656
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035		278,452	295,775
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035		200,385	212,865
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038		48,321	54,571
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038		48,845	54,282
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038		59,510	66,113
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040		355,606	381,245
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044		206,366	217,499
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045		382,101	403,058
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046		287,065	295,306
Freddie Mac, Pool #Q45199, 4.00%, 1/1/2047		148,241	155,605
Freddie Mac, Pool #Q45210, 4.00%, 1/1/2047		148,831	156,224
Freddie Mac, Pool #G08754, 4.50%, 3/1/2047		318,244	339,854
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047		438,025	469,628

Total Mortgage-Backed Securities
(Identified Cost $8,518,569)			8,483,793

Other Agencies - 2.5%
Fannie Mae, 2.625%, 9/6/2024
(Identified Cost $2,887,240)		2,811,000	2,869,525

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $11,405,809)			11,353,318

The accompanying notes are an integral part of the financial statements.

32

Investment Portfolio - October 31, 2017

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 5.1%

Dreyfus Government Cash Management[8], 0.93%, (Identified Cost $5,922,166)	5,922,166	$5,922,166

TOTAL INVESTMENTS - 100.4% (Identified Cost $116,163,518)		115,883,357
LIABILITIES, LESS OTHER ASSETS - (0.4%)		(512,056)

NET ASSETS - 100%		$115,371,301

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

GBP - British Pound

IO - Interest only

MXN - Mexican Peso

No. - Number

SGD - Singapore Dollar

USD - U.S. Dollar

*Non-income producing security.

##Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $10,420,484 or 9.0%, of the Series’ net assets as of October 31, 2017 (see Note 2 to the financial statements).

3Security has been valued at fair value as determined in good faith by the Advisor and is classified as Level 3 in the fair value hierarchy.

4Amount is stated in USD unless otherwise noted.

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2017.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2017.

7Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2017.

8Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard &Poor, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

33

Statement of Assets and Liabilities - Blended Asset Moderate Series

October 31, 2017

ASSETS:

Investments, at value (identified cost $116,163,518) (Note 2)	$115,883,357
Receivable from investment advisor (Note 3)	30,669
Interest receivable	381,678
Receivable for securities sold	277,693
Receivable for fund shares sold	21,060
Foreign tax reclaims receivable	3,778
Dividends receivable	1,662

TOTAL ASSETS	116,599,897

LIABILITIES:

Due to Custodian	18,332
Accrued fund accounting and administration fees (Note 3)	5,236
Accrued Chief Compliance Officer service fees (Note 3)	140
Payable for securities purchased	1,085,512
Payable for fund shares repurchased	65,798
Audit fees payable	43,521
Other payables and accrued expenses	10,057

TOTAL LIABILITIES	1,228,596

TOTAL NET ASSETS	$115,371,301

NET ASSETS CONSIST OF:

Capital stock	$107,558
Additional paid-in-capital	115,513,108
Undistributed net investment income	48,576
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(17,678)
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	(280,263)

TOTAL NET ASSETS	$115,371,301

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($115,371,301/ 10,755,813 shares)	$10.73

The accompanying notes are an integral part of the financial statements.

34

Statement of Operations - Blended Asset Moderate Series

For the Period October 13, 20171 to October 31, 2017

INVESTMENT INCOME:

Interest	$74,971
Dividends (net of foreign taxes withheld, $149)	1,602

Total Investment Income	76,573

EXPENSES:

Management fees (Note 3)	25,456
Fund accounting and administration fees (Note 3)	5,236
Chief Compliance Officer service fees (Note 3)	140
Audit fees	43,521
Custodian fees	2,993
Miscellaneous	7,064

Total Expenses	84,410
Less reduction of expenses (Note 3)	(56,125)

Net Expenses	28,285

NET INVESTMENT INCOME	48,288

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on-
Investments	(17,607)
Foreign currency and translation of other assets and liabilities	217

(17,390)

Net change in unrealized appreciation (depreciation) on-
Investments	(280,161)
Foreign currency and translation of other assets and liabilities	(102)

(280,263)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(297,653)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(249,365)

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

35

Statement of Changes in Net Assets - Blended Asset Moderate Series

FOR THE PERIOD 10/13/17[1] TO 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$48,288
Net realized loss on investments and foreign currency	(17,390)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(280,263)

Net decrease from operations	(249,365)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	115,620,666

Net increase in net assets	115,371,301

NET ASSETS:

Beginning of period	—

End of period (including undistributed net investment income of $48,576)	$115,371,301

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

36

Financial Highlights - Blended Asset Moderate Series - Class R6

FOR THE PERIOD 10/13/17[1] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.75

Income (loss) from investment operations:
Net investment income (loss)[2]	0.00 [3]
Net realized and unrealized loss on investments	(0.02)

Total from investment operations	(0.02)

Net asset value - End of period	$10.73

Net assets - End of period (000’s omitted)	$115,371

Total return[4]	(0.19%)
Ratios (to average net assets)/Supplemental Data:
Expenses[5]	0.50%
Net investment income[5]	0.85%
Series portfolio turnover	4%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts[5]:

0.99%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $0.01.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

37

Shareholder Expense Example - Blended Asset Extended Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (October 13, 2017* to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 10/13/17*	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD** 10/13/2017*-10/31/17
Actual	$1,000.00	$ 998.10	$0.27
Hypothetical
(5% return before expenses)	$1,000.00	$1,002.19	$0.27

*Commencement of operations

**Expenses are equal to the Series’ annualized expense ratio (for the period October 13, 2017* to October 31, 2017) of 0.55%, multiplied by the average account value over the period, multiplied by 18/365 (to reflect the period since inception). The Series’ total return would have been lower had certain expenses not been waived during the period.

38

Portfolio Composition - Blended Asset Extended Series

As of October 31, 2017 (unaudited)

Sector Allocation[4]
Information Technology	14.3%
Health Care	11.5%
Financials	5.5%
Consumer Discretionary	5.5%
Industrials	5.4%
Consumer Staples	4.6%
Materials	4.1%
Energy	3.9%
Real Estate	3.0%
Telecommunication Services	1.8%
Utilities	0.5%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
ServiceNow, Inc.	2.2%
Facebook, Inc. - Class A	2.2%
The Priceline Group, Inc.	1.6%
DaVita, Inc.	1.5%
Skyworks Solutions, Inc.	1.3%
Novartis AG - ADR (Switzerland)	1.3%
Medtronic plc	1.2%
MasterCard, Inc. - Class A	1.2%
Visa, Inc. - Class A	1.1%
Diageo plc (United Kingdom)	1.1%

5As a percentage of total investments.

39

Investment Portfolio - October 31, 2017

BLENDED ASSET EXTENDED SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 47.2%

Consumer Discretionary - 3.8%
Diversified Consumer Services - 0.0%##
Fu Shou Yuan International Group Ltd. (China)[1]	67,000	$47,100

Hotels, Restaurants & Leisure - 0.1%
Accor S.A. (France)[1]	2,180	108,755
Jollibee Foods Corp. (Philippines)[1]	14,410	69,584

		178,339

Household Durables - 0.0%##
Kaufman & Broad S.A. (France)[1]	1,020	45,072

Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc.*	1,996	2,206,139
Ctrip.com International Ltd. - ADR (China)*	1,440	68,961
The Priceline Group, Inc.*	1,782	3,407,113

		5,682,213

Leisure Products - 0.0%##
Trigano S.A. (France)[1]	300	48,412

Media - 0.0%##
Quebecor, Inc. - Class B (Canada)	410	15,471
Shaw Communications, Inc. - Class B (Canada)	720	16,441

		31,912

Multiline Retail - 0.0%##
Lojas Renner S.A. (Brazil)	4,070	42,799

Specialty Retail - 0.0%##
Industria de Diseno Textil S.A. (Spain)[1]	1,275	47,657

Textiles, Apparel & Luxury Goods - 0.9%
ANTA Sports Products Ltd. (China)[1]	16,000	71,566
lululemon athletica, Inc.*	26,900	1,654,619

		1,726,185

Total Consumer Discretionary		7,849,689

Consumer Staples - 3.9%
Beverages - 2.9%
Ambev S.A. - ADR (Brazil)	316,717	2,004,818
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	13,088	1,604,866
Diageo plc (United Kingdom)[1]	65,411	2,233,701
Treasury Wine Estates Ltd. (Australia)[1]	7,950	95,432

		5,938,817

Food & Staples Retailing - 0.1%
Puregold Price Club, Inc. (Philippines)[1]	70,080	69,232
Raia Drogasil S.A. (Brazil)	2,900	69,785
Robinsons Retail Holdings, Inc. (Philippines)[1]	38,675	72,668

		211,685

Food Products - 0.2%
Danone S.A. (France)[1]	915	74,784
Kerry Group plc - Class A (Ireland)[1]	940	94,670
M Dias Branco S.A. (Brazil)	3,000	44,368
Nestle S.A. (Switzerland)[1]	1,080	90,870

		304,692

Personal Products - 0.7%
Beiersdorf AG (Germany)[1]	510	57,370
Unilever plc - ADR (United Kingdom)	24,919	1,411,661

		1,469,031

Tobacco - 0.0%##
Japan Tobacco, Inc. (Japan)[1]	2,900	95,990

Total Consumer Staples		8,020,215

Energy - 1.9%
Energy Equipment & Services - 1.8%
Diamond Offshore Drilling, Inc.*	42,745	715,124
Oceaneering International, Inc.	26,060	526,933
Schlumberger Ltd.	29,038	1,858,432
Transocean Ltd.*	60,450	634,725

		3,735,214

Oil, Gas & Consumable Fuels - 0.1%
Cameco Corp. (Canada)	3,390	27,595
Galp Energia SGPS S.A. (Portugal)[1]	3,785	70,371
Royal Dutch Shell plc - Class B - ADR (Netherlands)	1,090	71,242
YPF S.A. - ADR (Argentina)	2,355	57,839

		227,047

Total Energy		3,962,261

Financials - 1.4%
Banks - 0.6%
Banco Macro S.A. - ADR (Argentina)	495	62,331
Bankia S.A. (Spain)[1]	11,350	54,165
Banque Cantonale Vaudoise (Switzerland)[1]	65	46,747
BNP Paribas S.A. (France)[1]	1,150	89,757
BPER Banca (Italy)[1]	9,200	44,784
CaixaBank S.A. (Spain)[1]	11,740	54,924

The accompanying notes are an integral part of the financial statements.

40

Investment Portfolio - October 31, 2017

		VALUE
BLENDED ASSET EXTENDED SERIES	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Credit Agricole S.A. (France)[1]	3,890	$67,893
Danske Bank A/S (Denmark)[1]	1,770	67,549
Erste Group Bank AG (Austria)[1]	1,050	45,071
Eurobank Ergasias S.A. (Greece)*[1]	62,065	50,696
FinecoBank Banca Fineco S.p.A. (Italy)[1]	7,895	73,842
Grupo Financiero Galicia S.A. - ADR (Argentina)	980	53,802
Grupo Supervielle S.A. - ADR (Argentina)	1,745	46,783
Itau Unibanco Holding S.A. (Brazil)	3,400	43,871
Jyske Bank A/S (Denmark)[1]	810	45,772
KBC Group N.V. (Belgium)[1]	810	67,286
Skandinaviska Enskilda Banken A.B. - Class A (Sweden)[1]	3,675	45,289
Svenska Handelsbanken A.B. - Class A (Sweden)[1]	3,160	45,290
Swedbank A.B. - Class A (Sweden)[1]	1,850	45,913
Sydbank A/S (Denmark)[1]	1,170	45,675

		1,097,440

Capital Markets - 0.8%
Amundi S.A. (France)[1,2]	840	71,191
Banca Generali S.p.A. (Italy)[1]	2,065	67,941
BlackRock, Inc.	2,492	1,173,308
EFG International AG (Switzerland)[1]	7,660	70,098
Euronext N.V. (Netherlands)[1,2]	1,500	89,086
Julius Baer Group Ltd. (Switzerland)[1]	785	46,431
Natixis S.A. (France)[1]	11,515	90,302

		1,608,357

Thrifts & Mortgage Finance - 0.0%##
Aareal Bank AG (Germany)[1]	1,105	45,943

Total Financials		2,751,740

Health Care - 11.2%
Biotechnology - 4.8%
Biogen, Inc.*	4,828	1,504,695
BioMarin Pharmaceutical, Inc.*	24,110	1,979,190
Incyte Corp.*	13,599	1,540,087
Regeneron Pharmaceuticals, Inc.*	5,440	2,190,253
Seattle Genetics, Inc.*	28,444	1,743,902
Vertex Pharmaceuticals, Inc.*	6,276	917,739

		9,875,866

Health Care Equipment & Supplies - 1.2%
Medtronic plc	31,075	2,502,159
Osstem Implant Co. Ltd. (South Korea)*[1]	1,170	75,178

		2,577,337

Health Care Providers & Services - 2.2%
DaVita, Inc.*	52,607	3,195,349
Express Scripts Holding Co.*	17,501	1,072,636
Fleury S.A. (Brazil)	7,300	64,090
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	1,115	107,956
Orpea (France)[1]	765	91,654

		4,531,685

Life Sciences Tools & Services - 0.1%
QIAGEN N.V.	1,285	43,510
QIAGEN N.V.[1]	1,650	55,979
Tecan Group AG (Switzerland)[1]	230	48,647

		148,136

Pharmaceuticals - 2.9%
Bristol-Myers Squibb Co.	16,018	987,670
Hypermarcas S.A. (Brazil)	6,600	69,222
Johnson & Johnson	15,140	2,110,667
Kalbe Farma Tbk PT (Indonesia)[1]	564,600	66,607
Novartis AG - ADR (Switzerland)	31,559	2,606,142
Perrigo Co. plc	1,045	84,635

		5,924,943

Total Health Care		23,057,967

Industrials - 4.9%
Aerospace & Defense - 0.8%
Arconic, Inc.	56,331	1,415,035
LIG Nex1 Co. Ltd. (South Korea)[1]	1,050	67,385
Thales S.A. (France)[1]	1,085	113,072
Ultra Electronics Holdings plc (United Kingdom)[1]	1,950	47,219

		1,642,711

Air Freight & Logistics - 1.1%
FedEx Corp.	9,667	2,182,905

Airlines - 0.1%
Azul S.A. - ADR (Brazil)*	1,690	42,740
Ryanair Holdings plc - ADR (Ireland)*	1,100	123,321

		166,061

Building Products - 0.1%
Cie de Saint-Gobain (France)[1]	1,535	90,002

The accompanying notes are an integral part of the financial statements.

41

Investment Portfolio - October 31, 2017

		VALUE
BLENDED ASSET EXTENDED SERIES	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Building Products (continued)
Geberit AG (Switzerland)[1]	95	$43,012

		133,014

Commercial Services & Supplies - 0.1%
China Everbright International Ltd. (China)[1]	48,000	67,721
Elis S.A. (France)[1]	2,610	68,048
SPIE S.A. (France)[1]	3,515	92,485

		228,254

Construction & Engineering - 0.1%
Eiffage S.A. (France)[1]	1,095	114,379
Vinci S.A. (France)[1]	1,620	158,724

		273,103

Electrical Equipment - 0.0%##
Legrand S.A. (France)[1]	955	70,871

Industrial Conglomerates - 0.1%
Siemens AG (Germany)[1]	1,350	193,904

Machinery - 0.2%
FANUC Corp. (Japan)[1]	300	70,147
Jungheinrich AG (Germany)[1]	1,545	70,362
KION Group AG (Germany)[1]	1,185	94,951
Metso OYJ (Finland)[1]	1,740	63,194
The Weir Group plc (United Kingdom)[1]	4,625	119,901

		418,555

Professional Services - 1.6%
Applus Services S.A. (Spain)[1]	9,360	130,887
Equifax, Inc.	11,388	1,235,940
Intertek Group plc (United Kingdom)[1]	1,350	97,255
Nielsen Holdings plc	44,607	1,653,581
Randstad Holding N.V. (Netherlands)[1]	1,135	69,828
RELX plc (United Kingdom)[1]	2,080	47,862
SGS S.A. (Switzerland)[1]	35	86,434

		3,321,787

Road & Rail - 0.5%
Genesee & Wyoming, Inc. - Class A*	15,135	1,086,390

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)[1]	2,770	71,354
Brenntag AG (Germany)[1]	1,640	93,047
Howden Joinery Group plc (United Kingdom)[1]	5,830	31,750

		196,151

Transportation Infrastructure - 0.1%
Aena SME S.A. (Spain)[1,2]	1,235	226,590
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	3,000	15,155
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	160	15,187

		256,932

Total Industrials		10,170,638

Information Technology - 13.5%
Electronic Equipment, Instruments & Components - 0.2%
Halma plc (United Kingdom)[1]	4,495	70,530
Hexagon A.B. - Class B (Sweden)[1]	935	47,942
Hitachi Ltd. (Japan)[1]	15,000	119,450
Hollysys Automation Technologies Ltd. (China)	2,020	45,349
Keyence Corp. (Japan)[1]	300	166,567

		449,838

Internet Software & Services - 4.7%
Alibaba Group Holding Ltd. - ADR (China)*	1,005	185,814
Alphabet, Inc. - Class A*	1,550	1,601,212
Alphabet, Inc. - Class C*	1,585	1,611,375
China Literature Ltd. - Rights (Expires 11/03/2017) (Hong Kong)*[3]	27	—
Facebook, Inc. - Class A*	25,180	4,533,911
NetEase, Inc. - ADR (China)	110	31,011
Tencent Holdings Ltd. - Class H (China)[1]	38,470	1,729,038

		9,692,361

IT Services - 2.5%
Altran Technologies S.A. (France)[1]	4,885	90,347
Amdocs Ltd.	1,645	107,090
InterXion Holding N.V. - ADR (Netherlands)*	1,245	66,471
MasterCard, Inc. - Class A	16,051	2,387,907
Sopra Steria Group (France)[1]	495	92,862
Visa, Inc. - Class A	20,962	2,305,401

		5,050,078

Semiconductors & Semiconductor Equipment - 2.4%
Qorvo, Inc.*	28,917	2,192,198

The accompanying notes are an integral part of the financial statements.

42

Investment Portfolio - October 31, 2017

		VALUE
BLENDED ASSET EXTENDED SERIES	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.	24,079	$2,741,635

		4,933,833

Software - 3.7%
Atlassian Corp. plc - Class A (Australia)*	775	37,487
Dassault Systemes S.E. (France)[1]	900	95,541
Electronic Arts, Inc.*	9,657	1,154,977
Microsoft Corp.	20,949	1,742,538
ServiceNow, Inc.*	35,995	4,548,688
Sophos Group plc (United Kingdom)[1,2]	5,965	49,188
Temenos Group AG (Switzerland)[1]	635	73,324

		7,701,743

Total Information Technology		27,827,853

Materials - 3.0%
Chemicals - 0.7%
Akzo Nobel N.V. (Netherlands)[1]	1,020	92,086
Ashland Global Holdings, Inc.	15,457	1,050,767
Croda International plc (United Kingdom)[1]	1,360	75,581
Mexichem, S.A.B. de C.V. (Mexico)	11,800	30,393
Solvay S.A. (Belgium)[1]	580	86,164

		1,334,991

Construction Materials - 0.0%##
Wienerberger AG (Austria)[1]	2,750	70,558

Containers & Packaging - 1.3%
Ball Corp.	31,385	1,347,358
Sealed Air Corp.	29,102	1,287,182

		2,634,540

Metals & Mining - 1.0%
Antofagasta plc (Chile)[1]	36,370	460,938
First Quantum Minerals Ltd. (Zambia)	41,215	460,997
Grupo Mexico, S.A.B. de C.V. - Series B (Mexico)	26,200	85,207
Lundin Mining Corp. (Canada)	61,508	469,141
Southern Copper Corp. (Peru)	14,620	627,929

		2,104,212

Total Materials		6,144,301

Real Estate - 2.6%
Equity Real Estate Investment Trusts (REITS) - 2.5%
Acadia Realty Trust	895	25,194
Agree Realty Corp.	405	19,152
Alexandria Real Estate Equities, Inc.	815	101,028
American Campus Communities, Inc.	930	38,670
American Homes 4 Rent - Class A	3,380	71,926
Apartment Investment & Management Co. - Class A	1,905	83,782
AvalonBay Communities, Inc.	570	103,358
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	1,530	28,694
Bluerock Residential Growth REIT, Inc.	1,775	20,040
Boston Properties, Inc.	415	50,290
Brandywine Realty Trust	2,290	40,052
Brixmor Property Group, Inc.	1,325	23,148
Camden Property Trust	475	43,339
CatchMark Timber Trust, Inc. - Class A	3,485	44,608
Cedar Realty Trust, Inc.	6,840	37,210
Chesapeake Lodging Trust	1,565	43,664
Colony NorthStar, Inc. - Class A	5,315	65,268
Columbia Property Trust, Inc.	1,385	30,581
Community Healthcare Trust, Inc.	4,380	120,143
CoreCivic, Inc.	3,105	76,569
Cousins Properties, Inc.	6,905	62,283
Crown Castle International Corp.	510	54,611
CubeSmart.	3,105	84,518
DDR Corp.	2,355	18,063
Digital Realty Trust, Inc.	775	91,791
Douglas Emmett, Inc.	1,100	43,769
Education Realty Trust, Inc.	565	19,719
EPR Properties	290	20,062
Equinix, Inc.	440	203,940
Equity Commonwealth*	1,355	40,718
Equity LifeStyle Properties, Inc.	450	39,816
Equity Residential	1,125	75,668
Essex Property Trust, Inc.	75	19,682
Extra Space Storage, Inc.	755	61,600
Forest City Realty Trust, Inc. - Class A	1,735	42,733
Getty Realty Corp.	1,105	31,393
GGP, Inc.	1,870	36,390
Global Medical REIT, Inc.	5,085	43,019
HCP, Inc.	1,550	40,052
Healthcare Trust of America, Inc. - Class A	1,550	46,578
Hibernia REIT plc (Ireland)[1]	20,085	34,509

The accompanying notes are an integral part of the financial statements.

43

Investment Portfolio - October 31, 2017

	SHARES/
	PRINCIPAL	VALUE
BLENDED ASSET EXTENDED SERIES	AMOUNT[4]	(NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Host Hotels & Resorts, Inc.	1,915	$37,457
Independence Realty Trust, Inc.	2,945	29,892
Invitation Homes, Inc.	1,455	32,839
Lamar Advertising Co. - Class A	515	36,277
LaSalle Hotel Properties	930	26,235
Life Storage, Inc.	520	42,026
The Macerich Co.	340	18,564
Mid-America Apartment Communities, Inc.	680	69,598
National Retail Properties, Inc.	1,020	40,984
Outfront Media, Inc.	1,480	34,706
Physicians Realty Trust	4,080	70,910
Prologis, Inc.	2,050	132,389
Public Storage	325	67,356
Regency Centers Corp.	680	41,854
Retail Opportunity Investments Corp.	1,420	25,532
Rexford Industrial Realty, Inc.	1,760	52,254
Simon Property Group, Inc.	1,045	162,320
STAG Industrial, Inc.	2,225	60,742
Starwood Waypoint Homes	900	32,679
STORE Capital Corp.	1,575	38,887
Sun Communities, Inc.	435	39,263
Sunstone Hotel Investors, Inc.	2,410	39,331
Terreno Realty Corp.	1,430	52,510
UDR, Inc.	1,425	55,276
Unibail-Rodamco S.E. (France)[1]	280	70,086
Urban Edge Properties	2,680	62,873
Ventas, Inc.	1,300	81,575
VEREIT, Inc.	4,905	38,700
Vornado Realty Trust	1,055	78,977
Welltower, Inc.	1,090	72,986
Weyerhaeuser Co.	39,892	1,432,522

		5,255,230

Real Estate Management & Development - 0.1%
Aliansce Shopping Centers S.A. (Brazil)*	8,200	43,816
Iguatemi Empresa de Shopping Centers S.A. (Brazil)	3,700	43,478
Nexity S.A. (France)[1]	1,145	70,374

		157,668

Total Real Estate		5,412,898

Telecommunication Services - 0.9%
Diversified Telecommunication Services - 0.9%
Iliad S.A. (France)[1]	305	76,134
Zayo Group Holdings, Inc.*	49,403	1,781,472

Total Telecommunication Services		1,857,606

Utilities - 0.1%
Electric Utilities - 0.0%##
Pampa Energia S.A. - ADR (Argentina)*	1,395	94,623

Independent Power and Renewable Electricity Producers - 0.1%
China Longyuan Power Group Corp. Ltd. - Class H (China)[1]	87,000	64,518
Huaneng Renewables Corp. Ltd. - Class H (China)[1]	198,000	68,093

		132,611

Total Utilities		227,234

TOTAL COMMON STOCKS
(Identified Cost $97,416,736)		97,282,402

CORPORATE BONDS - 13.4%

Non-Convertible Corporate Bonds - 13.4%
Consumer Discretionary - 1.7%
Auto Components - 0.2%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	444,000	475,069

Household Durables - 0.4%
Century Communities, Inc.[2], 5.875%, 7/15/2025	75,000	75,749
Meritage Homes Corp., 5.125%, 6/6/2027	53,000	53,596
NVR, Inc., 3.95%, 9/15/2022	438,000	460,098
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	81,000	83,126
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	43,000	46,547
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	68,000	66,640
Weekley Homes LLC - Weekley Finance Corp.[2], 6.625%, 8/15/2025	70,000	68,075

		853,831

Internet & Direct Marketing Retail - 0.5%
Amazon.com, Inc.[2], 3.15%, 8/22/2027	330,000	331,975
The Priceline Group, Inc., 3.60%, 6/1/2026	631,000	644,950

		976,925

The accompanying notes are an integral part of the financial statements.

44

Investment Portfolio - October 31, 2017

BLENDED ASSET EXTENDED SERIES	PRINCIPAL AMOUNT[4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media - 0.5%
Charter Communications Operating LLC - Charter Communications Operating Capital Corp., 4.464%, 7/23/2022	25,000	$26,402
Comcast Corp., 4.40%, 8/15/2035	297,000	321,618
CSC Holdings, LLC, 5.25%, 6/1/2024	96,000	95,580
Discovery Communications LLC, 3.95%, 3/20/2028	510,000	505,825
DISH DBS Corp., 5.875%, 7/15/2022	25,000	25,141

		974,566

Multiline Retail - 0.1%
Dollar General Corp., 3.25%, 4/15/2023	299,000	306,811

Total Consumer Discretionary		3,587,202

Consumer Staples - 0.8%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	430,000	679,491
PepsiCo, Inc., 3.10%, 7/17/2022	297,000	307,047

		986,538

Food & Staples Retailing - 0.3%
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	104,000	100,880
CVS Health Corp., 3.50%, 7/20/2022	445,000	458,701

		559,581

Total Consumer Staples		1,546,119

Energy - 2.1%
Energy Equipment & Services - 0.1%
McDermott International, Inc.[2], 8.00%, 5/1/2021	111,000	114,608
Trinidad Drilling Ltd. (Canada)[2], 6.625%, 2/15/2025	76,000	73,910

		188,518

Oil, Gas & Consumable Fuels - 2.0%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	626,000	650,806
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/2024	100,000	114,125
Cheniere Energy Partners LP2, 5.25%, 10/1/2025	70,000	72,100
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	293,000	314,023
ConocoPhillips Co., 3.35%, 5/15/2025	284,000	292,596
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	78,000	78,000
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	330,000	334,311
Enviva Partners LP - Enviva Partners Finance Corp., 8.50%, 11/1/2021	74,000	79,365
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	73,000	77,015
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	100,000	102,000
Hilcorp Energy I LP - Hilcorp Finance Co.[2], 5.75%, 10/1/2025	110,000	112,613
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	70,000	70,000
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	589,000	617,988
PBF Holding Co. LLC - PBF Finance Corp.[2], 7.25%, 6/15/2025	57,000	58,924
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026	300,000	337,050
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	94,000	99,640
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	300,000	339,398
SemGroup Corp.[2], 6.375%, 3/15/2025	73,000	71,905
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	49,000	49,490
Southwestern Energy Co., 6.70%, 1/23/2025	56,000	57,260
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	99,000	102,341

		4,030,950

Total Energy		4,219,468

Financials - 4.2%
Banks - 2.2%
Banco Santander S.A. (Spain), 3.50%, 4/11/2022	421,000	431,384
Bank of America Corp., 4.00%, 1/22/2025	461,000	477,450
Barclays Bank plc (United Kingdom)[2], 10.179%, 6/12/2021	235,000	290,200

The accompanying notes are an integral part of the financial statements.

45

Investment Portfolio - October 31, 2017

BLENDED ASSET EXTENDED SERIES	PRINCIPAL AMOUNT[4]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Citigroup, Inc., 3.875%, 3/26/2025		640,000	$656,706
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		285,000	290,574
JPMorgan Chase & Co.[5], (3 mo. LIBOR US + 0.935%), 2.776%, 4/25/2023		605,000	607,146
Kreditanstalt fuer Wiederaufbau (Germany), 1.50%, 6/15/2021		1,087,000	1,067,484
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025		577,000	608,530
Popular, Inc., 7.00%, 7/1/2019		76,000	77,710
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	99,000	77,488
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023		22,000	24,498

			4,609,170

Capital Markets - 0.6%
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025		293,000	305,692
Morgan Stanley[6], (3 mo. LIBOR US + 1.220%), 2.617%, 5/8/2024		477,000	485,004
Morgan Stanley, 5.00%, 11/24/2025		438,000	477,777

			1,268,473

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019		30,000	30,366
Navient Corp., 6.125%, 3/25/2024		49,000	50,286
SLM Corp., 5.125%, 4/5/2022		65,000	67,356

			148,008

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Netherlands), 4.50%, 5/15/2021		527,000	559,670
E*TRADE Financial Corp., 2.95%, 8/24/2022		330,000	330,157
LPL Holdings, Inc.[2], 5.75%, 9/15/2025		52,000	54,080

			943,907

Insurance - 0.8%
American International Group, Inc., 4.125%, 2/15/2024		435,000	462,683
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024		770,000	831,344
Prudential Financial, Inc.[5], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042		288,000	318,240

			1,612,267

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021		132,000	136,290

Total Financials			8,718,115

Health Care - 0.4%
Biotechnology - 0.3%
AMAG Pharmaceuticals, Inc.[2], 7.875%, 9/1/2023		54,000	54,945
Express Scripts Holding Co., 3.50%, 6/15/2024		500,000	505,920

			560,865

Health Care Equipment & Supplies - 0.0%##
Hill-Rom Holdings, Inc.[2], 5.00%, 2/15/2025		54,000	55,215

Health Care Providers & Services - 0.1%
DaVita, Inc., 5.00%, 5/1/2025		70,000	68,950
Fresenius Medical Care US Finance II, Inc. (Germany)[2], 6.50%, 9/15/2018		30,000	31,160
HCA Healthcare, Inc., 6.25%, 2/15/2021		22,000	23,678
HCA, Inc., 3.75%, 3/15/2019		22,000	22,330
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[2], 6.625%, 5/15/2022		30,000	30,037
Tenet Healthcare Corp., 6.75%, 2/1/2020		22,000	22,385

			198,540

Total Health Care			814,620

Industrials - 0.5%
Air Freight & Logistics - 0.0%##
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023		39,000	39,049

Airlines - 0.1%
Allegiant Travel Co., 5.50%, 7/15/2019		50,000	51,625
American Airlines Group, Inc.[2], 5.50%, 10/1/2019		52,000	54,080

			105,705

The accompanying notes are an integral part of the financial statements.

46

Investment Portfolio - October 31, 2017

BLENDED ASSET EXTENDED SERIES	PRINCIPAL AMOUNT[4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Building Products - 0.1%
Airxcel, Inc.[2], 8.50%, 2/15/2022	81,000	$85,860

Construction & Engineering - 0.0%##
Tutor Perini Corp.[2], 6.875%, 5/1/2025	79,000	85,221

Industrial Conglomerates - 0.3%
General Electric Co.[6], (3 mo. LIBOR US + 0.380%), 1.771%, 5/5/2026	609,000	589,868

Machinery - 0.0%##
Xerium Technologies, Inc., 9.50%, 8/15/2021	59,000	60,605

Trading Companies & Distributors - 0.0%##
International Lease Finance Corp., 6.25%, 5/15/2019	57,000	60,444

Total Industrials		1,026,752

Information Technology - 0.9%
Internet Software & Services - 0.3%
Activision Blizzard, Inc., 3.40%, 6/15/2027	603,000	604,120

IT Services - 0.2%
Visa, Inc., 2.80%, 12/14/2022	460,000	468,654

Semiconductors & Semiconductor Equipment - 0.4%
Applied Materials, Inc., 3.30%, 4/1/2027	650,000	664,779
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	78,000	74,880

		739,659

Total Information Technology		1,812,433

Materials - 1.1%
Chemicals - 0.2%
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[2], 8.375%, 12/1/2022	68,000	68,680
NOVA Chemicals Corp. (Canada)[2], 4.875%, 6/1/2024	57,000	58,069
Solvay Finance America LLC (Belgium)[2], 3.40%, 12/3/2020	311,000	319,803

		446,552

Metals & Mining - 0.8%
Anglo American Capital plc (United Kingdom)[2], 9.375%, 4/8/2019	32,000	35,209
Anglo American Capital plc (United Kingdom)[2], 4.00%, 9/11/2027	560,000	560,561
Corp Nacional del Cobre de Chile (Chile)[2], 3.625%, 8/1/2027	557,000	560,281
Southern Copper Corp. (Peru), 3.875%, 4/23/2025	308,000	319,657
Techniplas LLC[2], 10.00%, 5/1/2020	78,000	62,400

		1,538,108

Paper & Forest Products - 0.1%
Domtar Corp., 4.40%, 4/1/2022	283,000	297,647

Total Materials		2,282,307

Real Estate - 0.4%
Equity Real Estate Investment Trusts (REITS) - 0.4%
American Tower Corp., 3.30%, 2/15/2021	631,000	647,425
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	123,000	122,594
iStar, Inc., 5.25%, 9/15/2022	57,000	58,425

Total Real Estate		828,444

Telecommunication Services - 0.9%
Diversified Telecommunication Services - 0.9%
AT&T, Inc., 3.90%, 8/14/2027	670,000	667,320
CenturyLink, Inc., 7.50%, 4/1/2024	52,000	55,250
Frontier Communications Corp., 11.00%, 9/15/2025	82,000	69,597
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	110,000	112,484
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	160,000	163,232
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	22,000	23,348
Sprint Communications, Inc., 7.00%, 8/15/2020	22,000	23,698
Verizon Communications, Inc., 4.125%, 3/16/2027	640,000	667,861

Total Telecommunication Services		1,782,790

Utilities - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
American Water Capital Corp., 2.95%, 9/1/2027	680,000	676,864
Atlantica Yield plc (Spain)[2], 7.00%, 11/15/2019	204,000	218,280

Total Utilities		895,144

TOTAL CORPORATE BONDS
(Identified Cost $27,567,085)		27,513,394

The accompanying notes are an integral part of the financial statements.

47

Investment Portfolio - October 31, 2017

	SHARES/
	PRINCIPAL	VALUE
BLENDED ASSET EXTENDED SERIES	AMOUNT[4]	(NOTE 2)

MUTUAL FUNDS - 0.1%
Global X MSCI Greece ETF	7,535	$69,850
iShares MSCI Eurozone ETF	4,235	185,620

TOTAL MUTUAL FUNDS
(Identified Cost $254,966)		255,470

U.S. TREASURY SECURITIES - 19.6%

U.S. Treasury Bonds - 3.8%
U.S. Treasury Bond, 6.25%, 5/15/2030	1,576,000	2,226,654
U.S. Treasury Bond, 4.75%, 2/15/2037	2,331,000	3,082,565
U.S. Treasury Bond, 2.50%, 2/15/2045	1,687,000	1,569,306
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	1,077,650	1,042,744

Total U.S. Treasury Bonds
(Identified Cost $8,003,383)		7,921,269

U.S. Treasury Notes - 15.8%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	1,034,686	1,038,317
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	1,028,675	1,024,309
U.S. Treasury Note, 1.375%, 4/30/2021	5,036,000	4,959,870
U.S. Treasury Note, 1.75%, 4/30/2022	4,937,000	4,890,137
U.S. Treasury Note, 2.00%, 7/31/2022	6,946,000	6,947,357
U.S. Treasury Note, 1.625%, 4/30/2023	5,270,000	5,142,985
U.S. Treasury Note, 1.25%, 7/31/2023	2,574,000	2,453,645
U.S. Treasury Note, 1.625%, 5/15/2026	2,176,000	2,056,830
U.S. Treasury Note, 2.375%, 5/15/2027	3,986,000	3,987,868

Total U.S. Treasury Notes
(Identified Cost $32,624,937)		32,501,318

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $40,628,320)		40,422,587

ASSET-BACKED SECURITIES - 4.0%
Chesapeake Funding II LLC[2], 2.11%, 3/15/2028	168,438	168,822
Chesapeake Funding II LLC, Series 2017-2A, Class A1[2], 1.99%, 5/15/2029	1,000,000	1,000,280
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2, 2.56%, 10/15/2025	451,000	451,672
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[2], 1.59%, 2/22/2021	206,849	206,805
Enterprise Fleet Financing LLC, Series 2016-2, Class A2[2], 1.74%, 2/22/2022	158,502	158,383
Home Partners of America Trust, Series 2016-1, Class A2,6, (1 mo. LIBOR US + 1.650%), 2.887%, 3/17/2033	185,384	186,885
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, 1.04%, 4/18/2019	407,942	407,354
Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3[2], 1.97%, 7/15/2020	800,000	800,643
Invitation Homes Trust, Series 2015-SFR3, Class A2,6, (1 mo. LIBOR US + 1.300%), 2.537%, 8/17/2032	410,056	413,030
SoFi Consumer Loan Program LLC, Series 2016-2, Class A2, 3.09%, 10/27/2025	510,771	515,238
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A2, 1.55%, 3/26/2040	1,328,806	1,324,419
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A2, 1.75%, 7/25/2040	1,781,652	1,778,271
South Carolina Student Loan Corp., Series 2005, Class A3[6], (3 mo. LIBOR US + 0.140%), 1.456%, 12/1/2023	458,138	457,977
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	122,259	122,811
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	323,000	320,083

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $8,312,128)		8,312,673

The accompanying notes are an integral part of the financial statements.

48

Investment Portfolio - October 31, 2017

BLENDED ASSET EXTENDED SERIES	PRINCIPAL AMOUNT[4]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.1%
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/10/2035		889,000	$877,978
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,7], 2.50%, 5/25/2043		240,673	229,044
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[7], 1.353%, 12/25/2021		6,203,230	284,468
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class A2[7], 3.32%, 2/25/2023		794,000	830,894
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K035, Class A2[7], 3.458%, 8/25/2023		969,000	1,021,775
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ10, Class A2, 2.912%, 12/25/2023		942,000	961,843
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ13, Class A2, 2.864%, 8/25/2022		673,000	688,447
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019		212,823	212,773
FREMF Mortgage Trust, Series 2013-K712, Class B2,7, 3.365%, 5/25/2045		283,000	287,096
FREMF Mortgage Trust, Series 2014-K41, Class B2,7, 3.832%, 11/25/2047		485,000	492,992
FREMF Mortgage Trust, Series 2014-K715, Class B2,7, 3.979%, 2/25/2046		471,000	487,927
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,7], 3.495%, 12/15/2034		565,000	572,097
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,7], 3.50%, 5/25/2043		146,282	149,099
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,7], 3.00%, 6/25/2029		250,883	253,941
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,7], 3.75%, 11/25/2054		188,413	194,236
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,7], 3.75%, 8/25/2055		279,417	288,171
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,7], 3.75%, 11/25/2056		276,349	284,010
SCG Trust, Series 2013-SRP1, Class AJ2,6, (1 mo. LIBOR US + 1.950%), 3.189%, 11/15/2026		700,000	697,293
Sequoia Mortgage Trust, Series 2013-2, Class A7, 1.874%, 2/25/2043		174,890	165,415
Sequoia Mortgage Trust, Series 2013-8, Class A1[7], 3.00%, 6/25/2043		192,912	192,267
Starwood Retail Property Trust, Series 2014-STAR, Class A2,6, (1 mo. LIBOR US + 1.220%), 2.459%, 11/15/2027		404,000	404,281
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,7], 2.50%, 10/25/2056		492,585	491,420
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,7], 3.50%, 1/20/2045		205,290	208,730
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,7], 3.50%, 3/20/2045		194,646	197,824

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $10,498,772)			10,474,021

FOREIGN GOVERNMENT BONDS - 1.5%

Canada Housing Trust No. 1 (Canada)[2], 4.10%, 12/15/2018	CAD	86,000	68,672
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	102,000	83,095
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		500,000	499,292
The Korea Development Bank (South Korea), 1.375%, 9/12/2019		900,000	882,746
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	2,087,000	111,371
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	888,000	45,497
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	1,443,000	73,625
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	278,000	14,964
Province of Ontario (Canada), 2.00%, 9/27/2018		268,000	268,768
Province of Ontario (Canada), 1.25%, 6/17/2019		223,000	220,837
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	188,000	140,329

The accompanying notes are an integral part of the financial statements.

49

Investment Portfolio - October 31, 2017

BLENDED ASSET EXTENDED SERIES	PRINCIPAL AMOUNT4/ SHARES		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		621,000	$613,184
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	105,000	141,753

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $3,177,265)			3,164,133

U.S. GOVERNMENT AGENCIES - 8.0%

Mortgage-Backed Securities - 5.6%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		67,654	70,381
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		80,520	83,632
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		335,671	362,116
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035		333,174	352,935
Fannie Mae, Pool #AY8263, 3.00%, 5/1/2035		555,802	560,488
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037		158,232	178,974
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038		275,432	311,875
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039		169,872	188,871
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039		210,899	226,284
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040		146,988	166,700
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041		329,913	347,746
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041		572,253	616,040
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043		290,308	305,923
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044		343,363	370,608
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045		263,320	276,950
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046		706,987	727,280
Fannie Mae, Pool #BE3812, 4.00%, 12/1/2046		366,559	385,124
Fannie Mae, Pool #BE3815, 4.00%, 12/1/2046		397,515	417,648
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047		438,371	469,909
Fannie Mae, Pool #AL8674, 5.659%, 1/1/2049		608,017	667,671
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034		163,774	176,459
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034		210,749	227,289
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034		189,030	204,558
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034		218,190	235,314
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035		638,583	678,311
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038		267,866	298,008
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038		227,476	252,586
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040		590,622	633,206
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044		318,473	335,655
Freddie Mac, Pool #Q33778, 4.00%, 6/1/2045		314,567	330,637
Freddie Mac, Pool #G08754, 4.50%, 3/1/2047		463,818	495,313
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047		477,845	512,321

Total Mortgage-Backed Securities
(Identified Cost $11,514,159)			11,466,812

Other Agencies - 2.4%
Fannie Mae, 2.625%, 9/6/2024 (Identified Cost $4,986,677)		4,855,000	4,956,081

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $16,500,836)			16,422,893

SHORT-TERM INVESTMENT - 1.8%

Dreyfus Government Cash Management[8], 0.93%, (Identified Cost $3,712,227)		3,712,227	3,712,227

TOTAL INVESTMENTS - 100.7%
(Identified Cost $208,068,335)			207,559,800
LIABILITIES, LESS OTHER ASSETS - (0.7%)			(1,380,334)

NET ASSETS - 100%			$206,179,466

The accompanying notes are an integral part of the financial statements.

50

Investment Portfolio - October 31, 2017

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

GBP - British Pound

MXN - Mexican Peso

No. - Number

SGD - Singapore Dollar

*Non-income producing security.

##Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $18,681,012 or 9.1%, of the Series’ net assets as of October 31, 2017 (see Note 2 to the financial statements).

3Security has been valued at fair value as determined in good faith by the Advisor and is classified as Level 3 in the fair value hierarchy.

4Amount is stated in USD unless otherwise noted.

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2017.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2017.

7Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2017.

8Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

51

Statement of Assets and Liabilities - Blended Asset Extended Series

October 31, 2017

ASSETS:

Investments, at value (identified cost $208,068,335) (Note 2)	$207,559,800
Cash	168,294
Receivable from investment advisor (Note 3)	3,658
Interest receivable	596,727
Receivable for securities sold	92,851
Receivable for fund shares sold	64,833
Foreign tax reclaims receivable	4,790
Dividends receivable	3,670

TOTAL ASSETS	208,494,623

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	5,510
Accrued Chief Compliance Officer service fees (Note 3)	140
Payable for securities purchased	2,206,412
Payable for fund shares repurchased	49,661
Audit fees payable	41,166
Other payables and accrued expenses	12,268

TOTAL LIABILITIES	2,315,157

TOTAL NET ASSETS	$206,179,466

NET ASSETS CONSIST OF:

Capital stock	$200,061
Additional paid-in-capital	206,451,557
Undistributed net investment income	61,856
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(25,306)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(508,702)

TOTAL NET ASSETS	$206,179,466

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($206,179,466/ 20,006,072 shares)	$10.31

The accompanying notes are an integral part of the financial statements.

52

Statement of Operations - Blended Asset Extended Series

For the Period October 13, 20171 to October 31, 2017

INVESTMENT INCOME:

Interest	$112,993
Dividends (net of foreign taxes withheld, $354)	3,623

Total Investment Income	116,616

EXPENSES:

Management fees (Note 3)	50,387
Fund accounting and administration fees (Note 3)	5,510
Chief Compliance Officer service fees (Note 3)	140
Audit fees	41,166
Custodian fees	3,346
Miscellaneous	8,922

Total Expenses	109,471
Less reduction of expenses (Note 3)	(54,045)

Net Expenses	55,426

NET INVESTMENT INCOME	61,190

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on-
Investments	(25,203)
Foreign currency and translation of other assets and liabilities	563

(24,640)

Net change in unrealized appreciation (depreciation) on-
Investments	(508,535)
Foreign currency and translation of other assets and liabilities	(167)

(508,702)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(533,342)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(472,152)

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

53

Statement of Changes in Net Assets - Blended Asset Extended Series

FOR THE PERIOD 10/13/17[1] TO 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$61,190
Net realized loss on investments and foreign currency	(24,640)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(508,702)

Net decrease from operations	(472,152)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	206,651,618

Net increase in net assets	206,179,466

NET ASSETS:

Beginning of period	—

End of period (including undistributed net investment income of $61,856)	$206,179,466

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

54

Financial Highlights - Blended Asset Extended Series - Class R6

FOR THE PERIOD
10/13/17[1] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.33

Income (loss) from investment operations:
Net investment income (loss)[2]	0.00 [3]
Net realized and unrealized loss on investments	(0.02)

Total from investment operations	(0.02)

Net asset value - End of period	$10.31

Net assets - End of period (000’s omitted)	$206,179

Total return[4]	(0.19%)
Ratios (to average net assets)/Supplemental Data:
Expenses[5]	0.55%
Net investment income[5]	0.61%
Series portfolio turnover	4%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts[5]:

0.54%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $0.01.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

55

Shareholder Expense Example - Blended Asset Maximum Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (October 13, 2017* to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 10/13/17*	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD** 10/13/17*-10/31/17
Actual	$1,000.00	$1,000.90	$0.27
Hypothetical
(5% return before expenses)	$1,000.00	$1,002.19	$0.27

*Commencement of operations.

**Expenses are equal to the Series’ annualized expense ratio (for the period October 13, 2017* to October 31, 2017) of 0.55%, multiplied by the average account value over the period, multiplied by 18/365 (to reflect the period since inception). The Series’ total return would have been lower had certain expenses not been waived during the period.

56

Portfolio Composition - Blended Asset Maximum Series

As of October 31, 2017 (unaudited)

Sector Allocation[4]
Information Technology	20.5%
Health Care	19.1%
Consumer Staples	10.6%
Consumer Discretionary	9.3%
Industrials	8.3%
Materials	6.8%
Financials	6.3%
Real Estate	4.5%
Energy	3.0%
Telecommunication Services	1.7%
Utilities	0.2%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
ServiceNow, Inc.	2.8%
Facebook, Inc. - Class A	2.6%
Medtronic plc	2.1%
FedEx Corp.	1.7%
The Priceline Group, Inc.	1.7%
DaVita, Inc.	1.6%
Skyworks Solutions, Inc.	1.4%
The Charles Schwab Corp.	1.4%
Campbell Soup Co.	1.4%
Perrigo Co. plc	1.4%

5As a percentage of total investments.

57

Investment Portfolio - October 31, 2017

BLENDED ASSET MAXIMUM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 86.0%

Consumer Discretionary - 8.7%
Diversified Consumer Services - 0.0%##
Fu Shou Yuan International Group Ltd. (China)[1]	44,000	$30,931

Hotels, Restaurants & Leisure - 0.1%
Accor S.A. (France)[1]	1,695	84,560
Jollibee Foods Corp. (Philippines)[1]	9,515	45,947

		130,507

Household Durables - 0.0%##
Kaufman & Broad S.A. (France)[1]	670	29,606

Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc.*	1,670	1,845,818
Ctrip.com International Ltd. - ADR (China)*	950	45,494
The Priceline Group, Inc.*	1,355	2,590,706

		4,482,018

Leisure Products - 0.0%##
Trigano S.A. (France)[1]	195	31,468

Media - 0.4%
Quebecor, Inc. - Class B (Canada)	320	12,075
Shaw Communications, Inc. - Class B (Canada)	24,210	552,846

		564,921

Multiline Retail - 0.0%##
Lojas Renner S.A. (Brazil)	2,685	28,235

Specialty Retail - 3.3%
AutoZone, Inc.*	3,215	1,895,242
Dick’s Sporting Goods, Inc.	50,115	1,226,314
Industria de Diseno Textil S.A. (Spain)[1]	840	31,398
O’Reilly Automotive, Inc.*	8,876	1,872,392

		5,025,346

Textiles, Apparel & Luxury Goods - 1.9%
ANTA Sports Products Ltd. (China)[1]	10,000	44,729
lululemon athletica, Inc.*	22,610	1,390,741
NIKE, Inc. - Class B	25,210	1,386,298

		2,821,768

Total Consumer Discretionary		13,144,800

Consumer Staples - 10.3%
Beverages - 5.0%
Ambev S.A. - ADR (Brazil)	296,376	1,876,060
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	16,691	2,046,670
The Coca-Cola Co.	30,883	1,420,000
Diageo plc (United Kingdom)[1]	60,580	2,068,728
Treasury Wine Estates Ltd. (Australia)[1]	5,245	62,961

		7,474,419

Food & Staples Retailing - 0.7%
Puregold Price Club, Inc. (Philippines)[1]	46,265	45,705
Raia Drogasil S.A. (Brazil)	1,900	45,721
Robinsons Retail Holdings, Inc. (Philippines)[1]	25,535	47,979
Sprouts Farmers Market, Inc.*	53,395	987,274

		1,126,679

Food Products - 2.4%
Campbell Soup Co.	44,285	2,097,780
Danone S.A. (France)[1]	710	58,029
Kerry Group plc - Class A (Ireland)[1]	620	62,442
M Dias Branco S.A. (Brazil)	1,900	28,100
Nestle S.A. (Switzerland)[1]	15,908	1,338,476

		3,584,827

Personal Products - 2.2%
Beiersdorf AG (Germany)[1]	12,594	1,416,706
Unilever plc - ADR (United Kingdom)	32,845	1,860,669

		3,277,375

Tobacco - 0.0%##
Japan Tobacco, Inc. (Japan)[1]	2,200	72,820

Total Consumer Staples		15,536,120

Energy - 2.4%
Energy Equipment & Services - 2.3%
Diamond Offshore Drilling, Inc.*	33,495	560,371
Oceaneering International, Inc.	20,420	412,892
Schlumberger Ltd.	31,035	1,986,240
Transocean Ltd.*	46,503	488,282

		3,447,785

Oil, Gas & Consumable Fuels - 0.1%
Cameco Corp. (Canada)	2,640	21,490
Galp Energia SGPS S.A. (Portugal)[1]	2,495	46,387
Royal Dutch Shell plc - Class B - ADR (Netherlands)	720	47,059
YPF S.A. - ADR (Argentina)	1,550	38,068

		153,004

Total Energy		3,600,789

The accompanying notes are an integral part of the financial statements.

58

Investment Portfolio - October 31, 2017

BLENDED ASSET MAXIMUM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials - 5.2%
Banks - 1.6%
Banco Macro S.A. - ADR (Argentina)	325	$40,924
Bankia S.A. (Spain)[1]	140,166	668,907
Banque Cantonale Vaudoise (Switzerland)[1]	40	28,768
BNP Paribas S.A. (France)[1]	755	58,927
BPER Banca (Italy)[1]	6,075	29,570
CaixaBank S.A. (Spain)[1]	227,650	1,065,036
Credit Agricole S.A. (France)[1]	2,560	44,680
Danske Bank A/S (Denmark)[1]	1,165	44,460
Erste Group Bank AG (Austria)[1]	695	29,833
Eurobank Ergasias S.A. (Greece)*[1]	40,975	33,470
FinecoBank Banca Fineco S.p.A. (Italy)[1]	5,190	48,542
Grupo Financiero Galicia S.A. - ADR (Argentina)	640	35,136
Grupo Supervielle S.A. - ADR (Argentina)	1,150	30,831
Itau Unibanco Holding S.A. (Brazil)	2,200	28,387
Jyske Bank A/S (Denmark)[1]	535	30,232
KBC Group N.V. (Belgium)[1]	535	44,442
Skandinaviska Enskilda Banken A.B. - Class A (Sweden)[1]	2,425	29,885
Svenska Handelsbanken A.B. - Class A (Sweden)[1]	2,085	29,883
Swedbank A.B. - Class A (Sweden)[1]	1,220	30,278
Sydbank A/S (Denmark)[1]	770	30,060

		2,382,251

Capital Markets - 3.6%
Amundi S.A. (France)[1,2]	555	47,037
Banca Generali S.p.A. (Italy)[1]	1,360	44,745
BlackRock, Inc.	3,088	1,453,923
The Charles Schwab Corp.	47,069	2,110,574
E*TRADE Financial Corp.*	35,805	1,560,740
EFG International AG (Switzerland)[1]	5,055	46,259
Euronext N.V. (Netherlands)[1,2]	990	58,797
Julius Baer Group Ltd. (Switzerland)[1]	520	30,757
Natixis S.A. (France)[1]	7,570	59,365

		5,412,197

Thrifts & Mortgage Finance - 0.0%##
Aareal Bank AG (Germany)[1]	730	30,352

Total Financials		7,824,800

Health Care - 18.9%
Biotechnology - 5.7%
Biogen, Inc.*	3,887	1,211,422
BioMarin Pharmaceutical, Inc.*	23,165	1,901,615
Incyte Corp.*	11,050	1,251,412
Regeneron Pharmaceuticals, Inc.*	3,865	1,556,126
Seattle Genetics, Inc.*	24,663	1,512,089
Vertex Pharmaceuticals, Inc.*	7,873	1,151,269

		8,583,933

Health Care Equipment & Supplies - 2.9%
Intuitive Surgical, Inc.*	2,774	1,041,249
Medtronic plc	39,730	3,199,060
Osstem Implant Co. Ltd. (South Korea)*[1]	770	49,476

		4,289,785

Health Care Providers & Services - 3.5%
DaVita, Inc.*	40,590	2,465,438
Express Scripts Holding Co.*	11,375	697,174
Fleury S.A. (Brazil)	4,800	42,141
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	21,403	2,072,280
Orpea (France)[1]	505	60,503

		5,337,536

Health Care Technology - 0.4%
Cerner Corp.*	9,265	625,573

Life Sciences Tools & Services - 1.6%
QIAGEN N.V	46,574	1,576,996
QIAGEN N.V.[1]	1,285	43,596
Tecan Group AG (Switzerland)[1]	150	31,726
Thermo Fisher Scientific, Inc.	3,857	747,602

		2,399,920

Pharmaceuticals - 4.8%
Bristol-Myers Squibb Co.	19,197	1,183,687
Hypermarcas S.A. (Brazil)	4,300	45,099
Johnson & Johnson	13,330	1,858,335
Kalbe Farma Tbk PT (Indonesia)[1]	372,700	43,968
Novartis AG - ADR (Switzerland)	24,324	2,008,676
Perrigo Co. plc	25,675	2,079,418

		7,219,183

Total Health Care		28,455,930

Industrials - 8.0%
Aerospace & Defense - 1.4%
Arconic, Inc.	81,409	2,044,994
LIG Nex1 Co. Ltd. (South Korea)[1]	690	44,282
Thales S.A. (France)[1]	715	74,513
The accompanying notes are an integral part of the financial statements.

59

Investment Portfolio - October 31, 2017

BLENDED ASSET MAXIMUM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
Ultra Electronics Holdings plc (United Kingdom)[1]	1,285	$31,116

		2,194,905

Air Freight & Logistics - 2.5%
C.H. Robinson Worldwide, Inc.	14,068	1,104,760
FedEx Corp.	11,610	2,621,654

		3,726,414

Airlines - 0.1%
Azul S.A. - ADR (Brazil)*	1,115	28,198
Ryanair Holdings plc - ADR (Ireland)*	775	86,885

		115,083

Building Products - 0.1%
Cie de Saint-Gobain (France)[1]	1,015	59,512
Geberit AG (Switzerland)[1]	65	29,429

		88,941

Commercial Services & Supplies - 0.1%
China Everbright International Ltd. (China)[1]	31,000	43,737
Elis S.A. (France)[1]	1,720	44,844
SPIE S.A. (France)[1]	2,320	61,042

		149,623

Construction & Engineering - 1.0%
Eiffage S.A. (France)[1]	720	75,208
Vinci S.A. (France)[1]	14,914	1,461,239

		1,536,447

Electrical Equipment - 0.0%##
Legrand S.A. (France)[1]	630	46,753

Industrial Conglomerates - 0.1%
Siemens AG (Germany)[1]	890	127,833

Machinery - 0.2%
FANUC Corp. (Japan)[1]	200	46,765
Jungheinrich AG (Germany)[1]	1,020	46,453
KION Group AG (Germany)[1]	780	62,500
Metso OYJ (Finland)[1]	1,195	43,400
The Weir Group plc (United Kingdom)[1]	3,285	85,162

		284,280

Professional Services - 1.7%
Applus Services S.A. (Spain)[1]	6,175	86,349
Equifax, Inc.	8,971	973,623
Intertek Group plc (United Kingdom)[1]	890	64,116
Nielsen Holdings plc	35,445	1,313,946
Randstad Holding N.V. (Netherlands)[1]	745	45,834
RELX plc (United Kingdom)[1]	1,370	31,525
SGS S.A. (Switzerland)[1]	25	61,739

		2,577,132

Road & Rail - 0.6%
Genesee & Wyoming, Inc. - Class A*	13,075	938,523

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)[1]	1,825	47,011
Brenntag AG (Germany)[1]	1,280	72,622
Howden Joinery Group plc (United Kingdom)[1]	4,540	24,724

		144,357

Transportation Infrastructure - 0.1%
Aena SME S.A. (Spain)[1,2]	890	163,292
Grupo Aeroportuario del Centro
Norte S.A.B. de C.V. (Mexico)	2,300	11,619
Grupo Aeroportuario del Pacifico
S.A.B. de C.V. - ADR (Mexico)	125	11,865

		186,776

Total Industrials		12,117,067

Information Technology - 20.2%
Electronic Equipment, Instruments & Components - 0.2%
Halma plc (United Kingdom)[1]	2,970	46,602
Hexagon A.B. - Class B (Sweden)[1]	620	31,791
Hitachi Ltd. (Japan)[1]	10,000	79,634
Hollysys Automation Technologies Ltd. (China)	1,335	29,971
Keyence Corp. (Japan)[1]	200	111,045

		299,043

Internet Software & Services - 5.3%
Alibaba Group Holding Ltd. - ADR (China)*	705	130,347
Alphabet, Inc. - Class A*	1,184	1,223,118
Alphabet, Inc. - Class C*	1,211	1,231,151
China Literature Ltd. - Rights
(Expires 11/03/2017) (Hong Kong)*[3]	24	—
Facebook, Inc. - Class A*	21,400	3,853,284
NetEase, Inc. - ADR (China)	85	23,963

The accompanying notes are an integral part of the financial statements.

60

Investment Portfolio - October 31, 2017

BLENDED ASSET MAXIMUM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services (continued)
Tencent Holdings Ltd. - Class H (China)[1]	32,995	$1,482,964

		7,944,827

IT Services - 3.7%
Altran Technologies S.A. (France)[1]	3,225	59,646
Amdocs Ltd.	21,410	1,393,791
InterXion Holding N.V. - ADR (Netherlands)*	485	25,894
MasterCard, Inc. - Class A	13,502	2,008,693
Sopra Steria Group (France)[1]	325	60,970
Visa, Inc. - Class A	18,362	2,019,453

		5,568,447

Semiconductors & Semiconductor Equipment - 3.2%
Qorvo, Inc.*	21,690	1,644,319
Skyworks Solutions, Inc.	18,617	2,119,732
Texas Instruments, Inc.	10,460	1,011,377

		4,775,428

Software - 7.8%
Adobe Systems, Inc.*	11,766	2,060,933
Atlassian Corp. plc - Class A (Australia)*	28,275	1,367,662
CDK Global, Inc.	15,278	971,070
Dassault Systemes S.E. (France)[1]	595	63,163
Electronic Arts, Inc.*	13,475	1,611,607
Microsoft Corp.	17,731	1,474,865
ServiceNow, Inc.*	32,705	4,132,931
Sophos Group plc (United Kingdom)[1,2]	3,935	32,448
Temenos Group AG (Switzerland)[1]	415	47,921

		11,762,600

Total Information Technology		30,350,345

Materials - 6.4%
Chemicals - 3.0%
Akzo Nobel N.V. (Netherlands)[1]	21,475	1,938,782
Ashland Global Holdings, Inc.	14,872	1,010,999
CF Industries Holdings, Inc.	35,380	1,343,732
Croda International plc (United Kingdom)[1]	895	49,739
Mexichem, S.A.B. de C.V. (Mexico)	9,200	23,696
Solvay S.A. (Belgium)[1]	455	67,594

		4,434,542

Wienerberger AG (Austria)[1]	1,815	46,568

Containers & Packaging - 1.3%
Ball Corp.	23,248	998,036
Sealed Air Corp.	21,567	953,908

		1,951,944

Metals & Mining - 2.1%
Antofagasta plc (Chile)[1]	29,497	373,832
First Quantum Minerals Ltd. (Zambia)	33,416	373,765
Freeport-McMoRan, Inc.*	79,016	1,104,644
Grupo Mexico, S.A.B. de C.V. - Series B (Mexico)	17,900	58,214
Lundin Mining Corp. (Canada)	52,304	398,939
Southern Copper Corp. (Peru)	19,059	818,584

		3,127,978

Total Materials		9,561,032

Real Estate - 4.4%
Equity Real Estate Investment Trusts (REITS) - 4.3%
Acadia Realty Trust	350	9,852
Agree Realty Corp.	155	7,330
Alexandria Real Estate Equities, Inc.	320	39,667
American Campus Communities, Inc.	365	15,177
American Homes 4 Rent - Class A	1,320	28,090
American Tower Corp.	11,995	1,723,322
Apartment Investment & Management Co. - Class A	745	32,765
AvalonBay Communities, Inc.	220	39,893
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	595	11,159
Bluerock Residential Growth REIT, Inc.	695	7,847
Boston Properties, Inc.	160	19,389
Brandywine Realty Trust	895	15,654
Brixmor Property Group, Inc.	515	8,997
Camden Property Trust	185	16,879
CatchMark Timber Trust, Inc. - Class A	1,360	17,408
Cedar Realty Trust, Inc.	2,675	14,552
Chesapeake Lodging Trust	610	17,019
Colony NorthStar, Inc. - Class A	2,080	25,542
Columbia Property Trust, Inc.	540	11,923
Community Healthcare Trust, Inc.	1,710	46,905
CoreCivic, Inc.	1,215	29,963
Cousins Properties, Inc.	2,700	24,354
Crown Castle International Corp.	200	21,416
CubeSmart	1,210	32,936
DDR Corp.	920	7,056

The accompanying notes are an integral part of the financial statements.

61

Investment Portfolio - October 31, 2017

BLENDED ASSET MAXIMUM SERIES	SHARES/ PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Digital Realty Trust, Inc.	300	$35,532
Douglas Emmett, Inc.	430	17,110
Education Realty Trust, Inc.	225	7,852
EPR Properties	110	7,610
Equinix, Inc.	170	78,795
Equity Commonwealth*	530	15,926
Equity LifeStyle Properties, Inc.	175	15,484
Equity Residential	440	29,594
Essex Property Trust, Inc.	30	7,873
Extra Space Storage, Inc.	295	24,069
Forest City Realty Trust, Inc. - Class A	680	16,748
Getty Realty Corp.	430	12,216
GGP, Inc.	730	14,206
Global Medical REIT, Inc.	1,990	16,835
HCP, Inc.	605	15,633
Healthcare Trust of America, Inc. - Class A	605	18,180
Hibernia REIT plc (Ireland)[1]	7,860	13,505
Host Hotels & Resorts, Inc.	745	14,572
Independence Realty Trust, Inc.	1,150	11,672
Invitation Homes, Inc.	570	12,865
Lamar Advertising Co. - Class A	200	14,088
LaSalle Hotel Properties	360	10,156
Life Storage, Inc.	200	16,164
The Macerich Co.	130	7,098
Mid-America Apartment Communities, Inc.	265	27,123
National Retail Properties, Inc.	395	15,871
Outfront Media, Inc.	575	13,484
Physicians Realty Trust	1,595	27,721
Prologis, Inc.	800	51,664
Public Storage	125	25,906
Regency Centers Corp.	265	16,311
Retail Opportunity Investments Corp.	555	9,979
Rexford Industrial Realty, Inc.	690	20,486
SBA Communications Corp.*	10,911	1,714,991
Simon Property Group, Inc.	410	63,685
STAG Industrial, Inc.	870	23,751
Starwood Waypoint Homes	350	12,708
STORE Capital Corp.	615	15,184
Sun Communities, Inc.	170	15,344
Sunstone Hotel Investors, Inc.	940	15,341
Terreno Realty Corp.	555	20,380
UDR, Inc.	555	21,528
Unibail-Rodamco S.E. (France)[1]	160	40,049
Urban Edge Properties	1,045	24,516
Ventas, Inc.	505	31,689
VEREIT, Inc.	1,920	15,149
Vornado Realty Trust	410	30,693
Welltower, Inc.	425	28,458
Weyerhaeuser Co.	44,245	1,588,838

		6,529,727

Real Estate Management & Development - 0.1%
Aliansce Shopping Centers S.A. (Brazil)*	5,400	28,855
Iguatemi Empresa de Shopping Centers S.A. (Brazil)	2,400	28,202
Nexity S.A. (France)[1]	755	46,404

		103,461

Total Real Estate		6,633,188

Telecommunication Services - 1.4%
Diversified Telecommunication Services - 1.4%
Iliad S.A. (France)[1]	240	59,909
Zayo Group Holdings, Inc.*	56,471	2,036,344

Total Telecommunication Services		2,096,253

Utilities - 0.1%
Electric Utilities - 0.0%##
Pampa Energia S.A. - ADR (Argentina)*	915	62,064

Independent Power and Renewable Electricity Producers - 0.1%
China Longyuan Power Group Corp. Ltd. - Class H (China)[1]	57,000	42,271
Huaneng Renewables Corp. Ltd. - Class H (China)[1]	130,000	44,708

		86,979

Total Utilities		149,043

TOTAL COMMON STOCKS
(Identified Cost $129,355,945)		129,469,367

CORPORATE BONDS - 3.9%

Non-Convertible Corporate Bonds - 3.9%
Consumer Discretionary - 0.5%
Auto Components - 0.1%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	80,000	85,598

Household Durables - 0.2%
Century Communities, Inc.[2], 5.875%, 7/15/2025	26,000	26,260

The accompanying notes are an integral part of the financial statements.

62

Investment Portfolio - October 31, 2017

BLENDED ASSET MAXIMUM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables (continued)
Meritage Homes Corp., 5.125%, 6/6/2027	20,000	$20,225
NVR, Inc., 3.95%, 9/15/2022	83,000	87,188
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	28,000	28,735
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	16,000	17,320
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	24,000	23,520
Weekley Homes LLC - Weekley Finance Corp.[2], 6.625%, 8/15/2025	26,000	25,285

		228,533

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.[2], 3.15%, 8/22/2027	60,000	60,359
The Priceline Group, Inc., 3.60%, 6/1/2026	130,000	132,874

		193,233

Media - 0.1%
Charter Communications Operating
LLC - Charter Communications
Operating Capital Corp., 4.464%, 7/23/2022	10,000	10,561
Comcast Corp., 4.40%, 8/15/2035	55,000	59,559
CSC Holdings, LLC, 5.25%, 6/1/2024	33,000	32,856
Discovery Communications LLC, 3.95%, 3/20/2028	100,000	99,181
DISH DBS Corp., 5.875%, 7/15/2022	10,000	10,056

		212,213

Multiline Retail - 0.0%##
Dollar General Corp., 3.25%, 4/15/2023	67,000	68,750

Total Consumer Discretionary		788,327

Consumer Staples - 0.2%
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	80,000	126,417
PepsiCo, Inc., 3.10%, 7/17/2022	60,000	62,030

		188,447

Food & Staples Retailing - 0.1%
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	38,000	36,860
CVS Health Corp., 3.50%, 7/20/2022	89,000	91,740

		128,600

Total Consumer Staples		317,047

Energy - 0.6%
McDermott International, Inc.[2], 8.00%, 5/1/2021	39,000	40,267
Trinidad Drilling Ltd. (Canada)[2], 6.625%, 2/15/2025	28,000	27,230

		67,497

Oil, Gas & Consumable Fuels - 0.6%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	111,000	115,398
Cheniere Energy Partners LP2, 5.25%, 10/1/2025	24,000	24,720
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	63,000	67,520
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	28,000	28,000
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	58,000	58,758
Enviva Partners LP - Enviva Partners Finance Corp., 8.50%, 11/1/2021	24,000	25,740
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	26,000	27,430
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	30,000	30,600
Hilcorp Energy I LP - Hilcorp Finance Co.[2], 5.75%, 10/1/2025	39,000	39,926
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	24,000	24,000
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	111,000	116,464
PBF Holding Co. LLC - PBF Finance Corp.[2], 7.25%, 6/15/2025	21,000	21,709
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026	60,000	67,410
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	34,000	36,040
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	60,000	67,880
SemGroup Corp.[2], 6.375%, 3/15/2025	26,000	25,610

The accompanying notes are an integral part of the financial statements.

63

Investment Portfolio - October 31, 2017

BLENDED ASSET MAXIMUM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	18,000	$18,180
Southwestern Energy Co., 6.70%, 1/23/2025	21,000	21,472
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	36,000	37,215

		854,072

Total Energy		921,569

Financials - 1.1%
Banks - 0.5%
Bank of America Corp., 4.00%, 1/22/2025	89,000	92,177
Barclays Bank plc (United Kingdom)[2], 10.179%, 6/12/2021	80,000	98,792
Citigroup, Inc., 3.875%, 3/26/2025	130,000	133,393
JPMorgan Chase & Co.[5], (3 mo. LIBOR US + 0.935%), 2.776%, 4/25/2023	130,000	130,461
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025	200,000	210,929
Popular, Inc., 7.00%, 7/1/2019	55,000	56,238
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023	8,000	8,908

		730,898

Capital Markets - 0.2%
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	67,000	69,902
Morgan Stanley[6], (3 mo. LIBOR US + 1.220%), 2.617%, 5/8/2024	100,000	101,678
Morgan Stanley, 5.00%, 11/24/2025	89,000	97,082

		268,662

Consumer Finance - 0.0%##
Ally Financial, Inc., 3.50%, 1/27/2019	12,000	12,146
Navient Corp., 6.125%, 3/25/2024	18,000	18,472
SLM Corp., 5.125%, 4/5/2022	22,000	22,798

		53,416

Diversified Financial Services - 0.2%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Netherlands), 4.50%, 5/15/2021	154,000	163,547
E*TRADE Financial Corp., 2.95%, 8/24/2022	70,000	70,033
LPL Holdings, Inc.[2], 5.75%, 9/15/2025	19,000	19,760

		253,340

Insurance - 0.2%
American International Group, Inc., 4.125%, 2/15/2024	89,000	94,664
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	150,000	161,950
Prudential Financial, Inc.[5], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	60,000	66,300

		322,914

Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021	46,000	47,495

Total Financials		1,676,725

Health Care - 0.1%
Biotechnology - 0.1%
AMAG Pharmaceuticals, Inc.[2], 7.875%, 9/1/2023	19,000	19,332
Express Scripts Holding Co., 3.50%, 6/15/2024	100,000	101,185

		120,517

Health Care Equipment & Supplies - 0.0%##
Hill-Rom Holdings, Inc.[2], 5.00%, 2/15/2025	19,000	19,427

Health Care Providers & Services - 0.0%##
DaVita, Inc., 5.00%, 5/1/2025	26,000	25,610
Fresenius Medical Care US Finance II, Inc. (Germany)[2], 6.50%, 9/15/2018	12,000	12,464
HCA Healthcare, Inc., 6.25%, 2/15/2021	8,000	8,610
HCA, Inc., 3.75%, 3/15/2019	8,000	8,120
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[2], 6.625%, 5/15/2022	10,000	10,012
Tenet Healthcare Corp., 6.75%, 2/1/2020	8,000	8,140

		72,956

Total Health Care		212,900

The accompanying notes are an integral part of the financial statements.

64

Investment Portfolio - October 31, 2017

BLENDED ASSET MAXIMUM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 0.2%
Air Freight & Logistics - 0.0%##
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023	14,000	$14,018

Airlines - 0.1%
Allegiant Travel Co., 5.50%, 7/15/2019	18,000	18,585
American Airlines Group, Inc.[2], 5.50%, 10/1/2019	19,000	19,760

		38,345

Building Products - 0.0%##
Airxcel, Inc.[2], 8.50%, 2/15/2022	28,000	29,680

Tutor Perini Corp.[2], 6.875%, 5/1/2025	28,000	30,205

Industrial Conglomerates - 0.1%
General Electric Co.[6], (3 mo. LIBOR
US + 0.380%), 1.771%, 5/5/2026	128,000	123,979

Xerium Technologies, Inc., 9.50%, 8/15/2021	21,000	21,571

International Lease Finance Corp., 6.25%, 5/15/2019	20,000	21,208

Total Industrials		279,006

Information Technology - 0.3%
Internet Software & Services - 0.1%
Activision Blizzard, Inc., 3.40%, 6/15/2027	115,000	115,214

IT Services - 0.1%
Visa, Inc., 2.80%, 12/14/2022	100,000	101,881

Semiconductors & Semiconductor Equipment - 0.1%
Applied Materials, Inc., 3.30%, 4/1/2027	130,000	132,956
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	28,000	26,880

		159,836

Total Information Technology		376,931

Materials - 0.4%
Kissner Holdings LP - Kissner Milling
Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[2], 8.375%, 12/1/2022	24,000	24,240
NOVA Chemicals Corp. (Canada)[2], 4.875%, 6/1/2024	21,000	21,394

		45,634

Metals & Mining - 0.3%
Anglo American Capital plc (United Kingdom)[2], 4.00%, 9/11/2027	200,000	200,200
Corp Nacional del Cobre de Chile (Chile)[2], 3.625%, 8/1/2027	200,000	201,178
Southern Copper Corp. (Peru), 3.875%, 4/23/2025	63,000	65,384
Techniplas LLC[2], 10.00%, 5/1/2020	28,000	22,400

		489,162

Paper & Forest Products - 0.1%
Domtar Corp., 4.40%, 4/1/2022	50,000	52,588

Total Materials		587,384

Real Estate - 0.1%
Equity Real Estate Investment Trusts (REITS) - 0.1%
American Tower Corp., 3.30%, 2/15/2021	130,000	133,384
iStar, Inc., 5.25%, 9/15/2022	20,000	20,500

Total Real Estate		153,884

Telecommunication Services - 0.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc., 3.90%, 8/14/2027.	130,000	129,480
CenturyLink, Inc., 7.50%, 4/1/2024	19,000	20,187
Frontier Communications Corp., 11.00%, 9/15/2025	29,000	24,614
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	39,000	39,881
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	102,000	104,060
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	8,000	8,490
Sprint Communications, Inc., 7.00%, 8/15/2020	8,000	8,618
Verizon Communications, Inc., 4.125%, 3/16/2027	120,000	125,224

Total Telecommunication Services		460,554

Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
American Water Capital Corp., 2.95%, 9/1/2027	130,000	129,400

TOTAL CORPORATE BONDS
(Identified Cost $5,911,803)		5,903,727

The accompanying notes are an integral part of the financial statements.

65

Investment Portfolio - October 31, 2017

BLENDED ASSET MAXIMUM SERIES	SHARES/ PRINCIPAL AMOUNT[4]	VALUE (NOTE 2)

MUTUAL FUNDS - 0.1%

Global X MSCI Greece ETF	4,975	$46,118
iShares MSCI Eurozone ETF	2,795	122,505

TOTAL MUTUAL FUNDS
(Identified Cost $168,288)		168,623

U.S. TREASURY SECURITIES - 6.4%

U.S. Treasury Bonds - 1.5%
U.S. Treasury Bond, 6.25%, 5/15/2030	557,000	786,959
U.S. Treasury Bond, 4.75%, 2/15/2037	904,000	1,195,469
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	393,552	380,804

Total U.S. Treasury Bonds
(Identified Cost $2,386,631)		2,363,232

U.S. Treasury Notes - 4.9%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	376,383	377,704
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	381,645	380,025
U.S. Treasury Note, 1.25%, 7/31/2023	5,388,000	5,136,069
U.S. Treasury Note, 2.375%, 5/15/2027	1,444,000	1,444,677

Total U.S. Treasury Notes
(Identified Cost $7,369,463)		7,338,475

TOTAL U.S. TREASURY SECURITIES (Identified Cost $9,756,094)		9,701,707

SHORT-TERM INVESTMENT - 3.1%

Dreyfus Government Cash Management[7], 0.93%, (Identified Cost $4,636,169)	4,636,169	4,636,169

TOTAL INVESTMENTS - 99.5%
(Identified Cost $149,828,299)		149,879,593
OTHER ASSETS, LESS LIABILITIES - 0.5%		699,714

NET ASSETS - 100%		$150,579,307

ADR - American Depositary Receipt

ETF - Exchange-traded fund

*Non-income producing security.

##Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $1,678,742 or 1.1%, of the Series’ net assets as of October 31, 2017 (see Note 2 to the Financial statements).

3Security has been valued at fair value as determined in good faith by the Advisor and is classified as Level 3 in the fair value hierarchy.

4Amount is stated in USD unless otherwise noted.

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2017.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2017.

7Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

66

Statement of Assets and Liabilities - Blended Asset Maximum Series

October 31, 2017

ASSETS:

Investments, at value (identified cost $149,828,299) (Note 2)	$149,879,593
Cash	77,096
Receivable from investment advisor (Note 3)	11,558
Receivable for securities sold	2,238,881
Receivable for fund shares sold	238,024
Interest receivable	128,479
Dividends receivable	28,030
Foreign tax reclaims receivable	1,395

TOTAL ASSETS	152,603,056

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	3,570
Accrued Chief Compliance Officer service fees (Note 3)	140
Payable for securities purchased	1,949,948
Audit fees payable	36,459
Payable for fund shares repurchased	21,999
Other payables and accrued expenses	11,633

TOTAL LIABILITIES	2,023,749

TOTAL NET ASSETS	$150,579,307

NET ASSETS CONSIST OF:

Capital stock	$129,830
Additional paid-in-capital	150,337,261
Undistributed net investment income	8,026
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	53,106
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	51,084

TOTAL NET ASSETS	$150,579,307

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($150,579,307/12,982,981 shares)	$11.60

The accompanying notes are an integral part of the financial statements.

67

Statement of Operations - Blended Asset Maximum Series

For the Period October 13, 20171 to October 31, 2017

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $4,998)	$28,953
Interest	18,999

Total Investment Income	47,952

EXPENSES:

Management fees (Note 3)	36,586
Fund accounting and administration fees (Note 3)	3,570
Chief Compliance Officer service fees (Note 3)	140
Audit fees	36,459
Custodian fees	2,679
Miscellaneous	8,954

Total Expenses	88,388
Less reduction of expenses (Note 3)	(48,144)

Net Expenses	40,244

NET INVESTMENT INCOME	7,708

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	53,106
Foreign currency and translation of other assets and liabilities	318

53,424

Net change in unrealized appreciation (depreciation) on-
Investments	51,294
Foreign currency and translation of other assets and liabilities	(210)

51,084

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	104,508

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$112,216

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

68

Statement of Changes in Net Assets - Blended Asset Maximum Series

FOR THE PERIOD 10/13/17[1] TO 10/31/17
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$7,708
Net realized gain on investments and foreign currency	53,424
Net change in unrealized appreciation (depreciation) on investments and foreign currency	51,084

Net increase from operations	112,216

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	150,467,091

Net increase in net assets	150,579,307

NET ASSETS:

Beginning of period	—

End of period (including undistributed net investment income of $8,026)	$150,579,307

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

69

Financial Highlights - Blended Asset Maximum Series - Class R6

FOR THE PERIOD 10/13/17[1] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$11.59

Income (loss) from investment operations:
Net investment loss[2]	(0.00)[3]
Net realized and unrealized gain on investments	0.01

Total from investment operations	0.01

Net asset value - End of period	$11.60

Net assets - End of period (000’s omitted)	$150,579

Total return[4]	0.09%
Ratios (to average net assets)/Supplemental Data:
Expenses[5]	0.55%
Net investment income (loss)[5]	0.11%
Series portfolio turnover	4%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts[5]:
0.66%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $(0.01).

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

70

Notes to Financial Statements

1.	Organization

Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Blended Asset Conservative Series - primary objective is to provide current income and its secondary objectives are to provide preservation of capital and long-term growth of capital; secondary objective is to provide income and long-term growth of capital. Blended Asset Moderate Series - equal emphasis on long-term growth of capital and preservation of capital. Blended Asset Extended Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Blended Asset Maximum Series - primary objective is long-term growth of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). The Series are offered exclusively to other funds managed by the Advisor. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2017, 10.6 billion shares have been designated in total among 39 series, of which 100 million have been designated in each of the Series for Class R6 common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively

71

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instruments’ level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

	BLENDED ASSET CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$2,317,635	$2,317,635	$—	$—
Consumer Staples	2,572,486	1,591,901	980,585	—
Energy	1,663,706	1,626,919	36,787	—
Financials	1,815,431	1,815,431	—	—
Health Care	6,489,155	6,323,424	165,731	—
Industrials	3,272,664	3,272,664	—	—
Information Technology	7,088,266	6,755,672	332,594	—	*
Materials	1,831,227	1,751,904	79,323	—
Real Estate	2,736,852	2,687,432	49,420	—
Telecommunication Services	457,913	457,913	—	—
Utilities	118,455	118,455	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	31,634,739	—	31,634,739	—
Corporate debt:
Consumer Discretionary	2,649,082	—	2,649,082	—
Consumer Staples	1,255,605	—	1,255,605	—
Energy	2,934,875	—	2,934,875	—
Financials	6,883,463	—	6,883,463	—

72

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	BLENDED ASSET CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Health Care	$547,945	$—	$547,945	$—
Industrials	206,289	—	206,289	—
Information Technology	1,420,442	—	1,420,442	—
Materials	1,703,878	—	1,703,878	—
Real Estate	663,072	—	663,072	—
Telecommunication Services	1,248,589	—	1,248,589	—
Utilities	537,509	—	537,509	—
Asset-backed securities	2,080,315	—	2,080,315	—
Commercial mortgage-backed securities	9,007,556	—	9,007,556	—
Foreign government bonds	2,721,998	—	2,721,998	—
Mutual funds	6,354,388	6,354,388	—	—

Total assets	$102,213,535	$35,073,738	$67,139,797	$—

	BLENDED ASSET MODERATE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$3,366,651	$3,186,070	$180,581	$—
Consumer Staples	3,366,324	1,492,109	1,874,215	—
Energy	1,737,007	1,707,446	29,561	—
Financials	1,164,519	591,159	573,360	—
Health Care	9,714,112	9,527,793	186,319	—
Industrials	4,365,837	3,364,134	1,001,703	—
Information Technology	11,681,499	10,624,984	1,056,515	—	*
Materials	2,593,461	2,276,113	317,348	—
Real Estate	2,555,004	2,461,946	93,058	—
Telecommunication Services	769,625	737,175	32,450	—
Utilities	94,578	39,681	54,897	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	35,656,724	—	35,656,724	—
Corporate debt:
Consumer Discretionary	2,622,706	—	2,622,706	—
Consumer Staples	1,136,628	—	1,136,628	—
Energy	2,809,839	—	2,809,839	—
Financials	6,629,986	—	6,629,986	—
Health Care	506,538	—	506,538	—
Industrials	243,041	—	243,041	—
Information Technology	854,593	—	854,593	—
Materials	1,648,008	—	1,648,008	—
Real Estate	607,752	—	607,752	—
Telecommunication Services	1,212,888	—	1,212,888	—
Utilities	507,648	—	507,648	—
Asset-backed securities	3,852,234	—	3,852,234	—
Commercial mortgage-backed securities	7,819,642	—	7,819,642	—
Foreign government bonds	2,337,209	—	2,337,209	—
Mutual funds	6,029,304	6,029,304	—	—

Total assets	$115,883,357	$42,037,914	$73,845,443	$—

73

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	BLENDED ASSET EXTENDED SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$7,849,689	$7,411,543	$438,146	$—
Consumer Staples	8,020,215	3,530,632	4,489,583	—
Energy	3,962,261	3,891,890	70,371	—
Financials	2,751,740	1,380,095	1,371,645	—
Health Care	23,057,967	22,611,946	446,021	—
Industrials	10,170,638	7,770,254	2,400,384	—
Information Technology	27,827,853	25,293,064	2,534,789	—	*
Materials	6,144,301	5,358,974	785,327	—
Real Estate	5,412,898	5,209,235	203,663	—
Telecommunication Services	1,857,606	1,781,472	76,134	—
Utilities	227,234	94,623	132,611	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	56,845,480	—	56,845,480	—
Corporate debt:
Consumer Discretionary	3,587,202	—	3,587,202	—
Consumer Staples	1,546,119	—	1,546,119	—
Energy	4,219,468	—	4,219,468	—
Financials	8,718,115	—	8,718,115	—
Health Care	814,620	—	814,620	—
Industrials	1,026,752	—	1,026,752	—
Information Technology	1,812,433	—	1,812,433	—
Materials	2,282,307	—	2,282,307	—
Real Estate	828,444	—	828,444	—
Telecommunication Services	1,782,790	—	1,782,790	—
Utilities	895,144	—	895,144	—
Asset-backed securities	8,312,673	—	8,312,673	—
Commercial mortgage-backed securities	10,474,021	—	10,474,021	—
Foreign government bonds	3,164,133	—	3,164,133	—
Mutual funds	3,967,697	3,967,697	—	—

Total assets	$207,559,800	$88,301,425	$119,258,375	$—

	BLENDED ASSET MAXIMUM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$13,144,800	$12,846,161	$298,639	$—
Consumer Staples	15,536,120	8,315,604	7,220,516	—
Energy	3,600,789	3,554,402	46,387	—
Financials	7,824,800	5,260,515	2,564,285	—
Health Care	28,455,930	26,154,381	2,301,549	—
Industrials	12,117,067	9,136,067	2,981,000	—
Information Technology	30,350,345	28,334,161	2,016,184	—	*
Materials	9,561,032	7,084,517	2,476,515	—
Real Estate	6,633,188	6,522,071	111,117	—
Telecommunication Services	2,096,253	2,036,344	59,909	—
Utilities	149,043	62,064	86,979	—

74

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	BLENDED ASSET MAXIMUM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$9,701,707	$—	$9,701,707	$—
Corporate debt:
Consumer Discretionary	788,327	—	788,327	—
Consumer Staples	317,047	—	317,047	—
Energy	921,569	—	921,569	—
Financials	1,676,725	—	1,676,725	—
Health Care	212,900	—	212,900	—
Industrials	279,006	—	279,006	—
Information Technology	376,931	—	376,931	—
Materials	587,384	—	587,384	—
Real Estate	153,884	—	153,884	—
Telecommunication Services	460,554	—	460,554	—
Utilities	129,400	—	129,400	—
Mutual funds	4,804,792	4,804,792	—	—

Total assets	$149,879,593	$114,111,079	$35,768,514	$—

*China literature ltd. - right is a Level 3 security as of October 31, 2017. However, there is no value for this security reported in the financial statements.

Please see the Investment Portfolio for each of the Series for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between levels during the period ended October 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

75

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When a Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When a Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When a Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

Each Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by a Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). At October 31, 2017, the Series did not hold any option contracts.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of

76

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on October 31, 2017.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2017.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2017, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended October 31, 2017. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

77

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% for Blended Asset Conservative Term Series, 0.45% for Blended Asset Moderate Series, and 0.50% for Blended Asset Extended Series and Blended Asset Maximum Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 29, 2028, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Blended Asset Conservative Series	0.45%
Blended Asset Moderate Series	0.50%
Blended Asset Extended Series	0.55%
Blended Asset Maximum Series	0.55%

78

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

For the period ended October 31, 2017, the Advisor waived the following amounts which are included as a reduction of expenses on the Statements of Operations:

SERIES/CLASS	WAIVER AMOUNT
Blended Asset Conservative Series Class R6	$59,190
Blended Asset Moderate Series Class R6	56,125
Blended Asset Extended Series Class R6	54,045
Blended Asset Maximum Series Class R6	48,144

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has an agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the period ended October 31, 2017, purchases and sales of securities, other than short-term securities, were as follows:

	PURCHASES OTHER		SALES OTHER
SERIES	ISSUERS	GOVERNMENT	ISSUERS	GOVERNMENT
Blended Asset Conservative Series	$16,534,178	$ 256,711	$2,282,795	$ —
Blended Asset Moderate Series	10,652,191	2,692,024	2,450,463	—
Blended Asset Extended Series	26,220,110	4,501,913	3,998,176	—
Blended Asset Maximum Series	17,247,771	1,444,902	3,203,819	—

5.	Capital Stock Transactions

Transactions in Class R6 shares of each Series were:

BLENDED CONSERVATIVE	FOR THE PERIOD 10/13/17[1] TO 10/31/17
SERIES CLASS R6:	SHARES	AMOUNT
Sold	9,394,967	$102,115,609
Reinvested	—	—
Repurchased	(108,692)	(1,179,696)

Total	9,286,275	$100,935,913

79

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

BLENDED ASSET MODERATE	FOR THE PERIOD 10/13/17[1] TO 10/31/17
SERIES CLASS R6:	SHARES	AMOUNT
Sold	10,782,412	$115,906,022
Reinvested	—	—
Repurchased	(26,599)	(285,356)

Total	10,755,813	$115,620,666

BLENDED ASSET EXTENDED	FOR THE PERIOD 10/13/17[1] TO 10/31/17
SERIES CLASS R6:	SHARES	AMOUNT
Sold	20,139,692	$208,028,941
Reinvested	—	—
Repurchased	(133,620)	(1,377,323)

Total	20,006,072	$206,651,618

BLENDED ASSET MAXIMUM	FOR THE PERIOD 10/13/17[1] TO 10/31/17
SERIES CLASS R6:	SHARES	AMOUNT
Sold	13,013,587	$150,821,798
Reinvested	—	—
Repurchased	(30,606)	(354,707)

Total	12,982,981	$150,467,091

1Commencement of operations.

At October 31, 2017, The Target Income Series, another series of the Fund, owned 98.3% of Blended Asset Conservative Term Series. The Target 2020 Series and Target 2025 Series, other series of the Fund, owned 83.9% and 13.7%, respectively, of Blended Asset Moderate Term Series. The Target 2025 Series, Target 2030 Series, and Target 2040 Series, other series of the Fund, owned 11.8%, 57.8%, and 13.6%, respectively, of Blended Asset Extended Term Series. The Target 2030 Series, Target 2040 Series, and Target 2050 Series, other series of the Fund, owned 15.0%, 37.2%, and 23.5%, respectively, of Blended Asset Maximum Term Series. Investment activities of these shareholders may have a material effect on the respective Series.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At October 31, 2017, Blended Asset Conservative Series, Blended Asset Moderate Series and Blended Asset Extended Series did not invest in options contracts (equity risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2017, the Series did not hold any loan assignments.

80

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs), real estate investment trusts and the realization for tax purposes of unrealized gains/losses on certain futures. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the period ended October 31, 2017, $2, $288, $666 and $318 was reclassified within the capital accounts from Accumulated Net Realized Gain (Loss) on Investments to Undistributed Net Investment Income for Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series. Any such reclassifications are not reflected in the financial highlights

At October 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	BLENDED ASSET CONSERVATIVE SERIES	BLENDED ASSET MODERATE SERIES	BLENDED ASSET EXTENDED SERIES	BLENDED ASSET MAXIMUM SERIES
Cost for federal income tax purposes	$102,411,870	$116,170,351	$208,084,634	$149,844,597
Unrealized appreciation	637,717	852,962	1,983,396	2,509,649
Unrealized depreciation	(836,052)	(1,139,956)	(2,508,230)	(2,474,653)

Net unrealized appreciation (depreciation)	$(198,335)	$(286,994)	$(524,834)	$34,996

Undistributed ordinary income	$48,575	$48,576	$61,856	$77,430
Capital loss carryforwards	$(10,200)	$(10,845)	$(9,007)	$—

At October 31, 2017, Blended Asset Conservative Series, Blended Asset Moderate Series and Blended Asset Extended Series had net short-term capital loss carryforwards of $10,200, $10,845 and $9,007, respectively, which may be carried forward indefinitely.

81

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series (four of the series constituting Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period October 13, 2017 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

New York, New York

December 18, 2017

82

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee
Principal Occupation(s) During Past 5 Years:	Chairman since 2016; Lead Independent Director since 2017 Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-present); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

83

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 - 2015) -Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

84

Directors’ and Officers’ Information

(unaudited)

Officers:	(continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served: Principal Occupation(s) During Past 5 Years:	Principal Financial Officer since 2002; Chief Financial Officer since 2001 Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund: Term of Office[1] & Length of Time Served:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016)- Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.
Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC and affiliates since 2009 Holds one or more of the following titles for various affiliates: Director
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.
Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

85

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNBLA-10/17-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Just one year ago, many investors were anticipating a widespread sell-off in domestic equity markets after Donald Trump won the election for the U.S. presidency. Not only did a sell-off fail to materialize, but equities actually moved sharply higher and remained on an upward trajectory throughout the year. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended October 31, 2017, domestic equities were up 23.63%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 23.64%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 0.90%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets has been driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while it is not our view that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Fund Commentary

(unaudited)

Investment Objective

To provide capital growth and manage risk for investors planning to retire (or meet another investment goal) in or around the year indicated in the fund’s name.

The Target Series include eleven distinct mutual funds, each of which is managed to a designated target date. The investment objective of each Series is strategically allocated to become increasingly conservative as the specified target date approaches. The Target 2050, 2040, 2030, 2020, and Target Income Series were launched on March 28, 2008; the Target 2055, 2045, 2035, 2025 and Target 2015 Series were launched on June 25, 2012; and the Target 2060 Series was launched on September 21, 2015.

Performance Commentary

U.S. equity markets delivered positive absolute returns for the twelve-month period ended October 31, 2017. The S&P 500 Index gained 23.63% while the Russell 3000 Index earned 23.98%. International equity markets also delivered positive absolute returns, with the broad MSCI ACWI ex USA Index (ACWIxUS) returning 23.64%. Meanwhile, bond markets as represented by the Bloomberg Barclays U.S. Aggregate Bond Index were modestly positive, returning 0.90%. Each of the Target Series delivered positive absolute returns during the one-year period. However, with the exception of the Class I and Class R6 shares of the Target Income Series, they each underperformed their respective blended benchmarks on a relative basis.

Stock selection challenged relative returns and was the primary contributor to the Series’ underperformance. Specifically, selection in the Health Care, Consumer Discretionary, and Energy sectors detracted from relative returns across all portfolios. In addition, the Series’ overweight to Health Care as well as an underweight to Financials, detracted from relative returns.

Offsetting a portion of the relative performance headwind was the aggregate effect of sector allocations, which aided relative returns. Each Series’ overweight to Information Technology and Materials compared to the blended benchmark, as well as an underweight to Energy, aided relative returns as well. In addition, broad fixed income exposure aided relative returns.

Our focus on growing companies that we believe can control their own destiny has led to meaningful allocations to the Health Care and Information Technology sectors. The Series have relatively little exposure to economically sensitive sectors including Financials and Energy. We have generally found companies within some of the more defensive sectors to be overvalued given the lower growth prospects, which has led to underweight allocations to Utilities, Consumer Staples, and Telecommunication Services as compared to the benchmark.

Regarding fixed income, with the exception of the Target 2035 through Target 2060 Series, we modestly increased duration over the last year when rates rose and value came into the longer end of the yield curve. While we still feel corporate credit continues to adequately compensate investors on a fundamental basis, the Series’ allocation to corporate credit was reduced when corporate credit spreads tightened. Additionally, a notable allocation to securitized fixed income (i.e., asset-backed and commercial mortgage backed securities) can be found in the Series (with the exception of the 2040 - 2060 portfolios) as we view the risk/reward trade-off to be attractive in these sectors. We continue to monitor interest rates as well as credit spreads in order to be in a position to take advantage of opportunities that may present themselves.

As we begin the new fiscal year, earnings growth across major regions, accelerating business activity, and an improving economic backdrop are supportive of global asset prices. However, as markets continue to advance, we believe it is important to express our view that investors should exercise caution and selectivity due to rising risks associated with elevated complacency, valuations across most markets that remain at or somewhat above fair value, and the inflection in global monetary policy to less accommodative conditions. We believe these risk factors reinforce the need for an active, fundamentals-based investment approach, as it will be critical to manage them going forward.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original

2

Fund Commentary

(unaudited)

Performance Commentary (continued)

cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Each Manning & Napier Fund, Inc. Target Series is invested in one or two of four proprietary lifestyle funds based on the Target Series becoming increasingly conservative over time. Because the underlying funds invest in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in target date funds will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk, as the underlying investments change over time. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses. Principal value is not guaranteed at any time, including at the target date (the approximate year when an investor plans to stop contributions and start periodic withdrawals).

3

Performance Update as of October 31, 2017 - Target Income Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target Income Series - Class K3	6.85%	4.27%	4.79%
Manning & Napier Fund, Inc. - Target Income Series - Class R3	6.68%	3.98%	4.52%
Manning & Napier Fund, Inc. - Target Income Series - Class I3	7.20%	4.52%	5.06%
Manning & Napier Fund, Inc. - Target Income Series - Class R6[3,4]	7.20%	4.52%	5.06%
Standard & Poor’s (S&P) Target Date Retirement Income Index[5]	7.20%	4.81%	4.40%
Income Composite Benchmark[6]	7.18%	5.12%	5.17%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K from its inception2 (3/28/08) to present (10/31/17) to the S&P Target Date Retirement Income Index and the Income Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.31% for Class K, 0.55% for Class R, 0.06% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.46% for Class K, 0.70% for Class R, 0.21% for Class I and 0.20% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of

4

Performance Update as of October 31, 2017 - Target Income Series

(unaudited)

any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

5

Performance Update as of October 31, 2017 - Target 2015 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2015 - Class K3	7.70%	5.30%	6.07%
Manning & Napier Fund, Inc. - Target 2015 - Class R3	7.47%	5.07%	5.86%
Manning & Napier Fund, Inc. - Target 2015 - Class I3	8.03%	5.57%	6.37%
Manning & Napier Fund, Inc. - Target 2015 - Class R6[3,4]	8.03%	5.57%	6.37%
S&P Target Date 2015 Index[5]	10.93%	7.04%	7.65%
2015 Composite Benchmark[6]	8.69%	6.41%	6.64%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2015 Series - Class K from its inception2 (6/25/12) to present (10/31/17) to the S&P Target Date 2015 Index and the 2015 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.31% for Class K, 0.55% for Class R, 0.05% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.70% for Class K, 2.94% for Class R, 2.44% for Class I and 2.44% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of

6

Performance Update as of October 31, 2017 - Target 2015 Series

(unaudited)

any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

7

Performance Update as of October 31, 2017 - Target 2020 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2020 Series - Class K3	8.91%	6.05%	5.16%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R3	8.69%	5.79%	4.88%
Manning & Napier Fund, Inc. - Target 2020 Series - Class I3	9.28%	6.32%	5.42%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R6[3,4]	9.28%	6.32%	5.42%
S&P Target Date 2020 Index[5]	12.69%	7.99%	5.92%
2020 Composite Benchmark[6]	10.42%	7.10%	5.87%
The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2020 Series - Class K from its inception2 (3/28/08) to present (10/31/17) to the S&P Target Date 2020 Index and the 2020 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.31% for Class K, 0.56% for Class R, 0.06% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.40% for Class K, 0.65% for Class R, 0.15% for Class I and 0.14% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of

8

Performance Update as of October 31, 2017 - Target 2020 Series

(unaudited)

any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

9

Performance Update as of October 31, 2017 - Target 2025 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2025 Series - Class K3	10.23%	7.05%	8.06%
Manning & Napier Fund, Inc. - Target 2025 Series - Class R3	9.94%	6.87%	7.86%
Manning & Napier Fund, Inc. - Target 2025 Series - Class I3	10.52%	7.25%	8.25%
Manning & Napier Fund, Inc. - Target 2025 Series - Class R6[3,4]	10.52%	7.25%	8.25%
S&P Target Date 2025 Index[5]	14.63%	8.84%	9.60%
2025 Composite Benchmark[6]	11.56%	7.79%	8.03%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2025 Series - Class K from its inception2 (6/25/12) to present (10/31/17) to the 2025 Composite Benchmark, and S&P Target Date 2025 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.31% for Class K, 0.55% for Class R, 0.05% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.74% for Class K, 0.99% for Class R, 0.48% for Class I and 0.48% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of

10

Performance Update as of October 31, 2017 - Target 2025 Series

(unaudited)

any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

11

Performance Update as of October 31, 2017 - Target 2030 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2030 Series - Class K3	12.49%	8.02%	5.99%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R3	12.07%	7.73%	5.74%
Manning & Napier Fund, Inc. - Target 2030 Series - Class I3	12.76%	8.29%	6.28%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R6[3,4]	12.64%	8.27%	6.27%
S&P Target Date 2030 Index[5]	16.41%	9.65%	6.52%
2030 Composite Benchmark[6]	13.44%	8.84%	6.34%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series - Class K from its inception2 (3/28/08) to present (10/31/17) to the 2030 Composite Benchmark and S&P Target Date 2030 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.31% for Class K, 0.56% for Class R, 0.06% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.39% for Class K, 0.64% for Class R, 0.14% for Class I and 0.13% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of

12

Performance Update as of October 31, 2017 - Target 2030 Series

(unaudited)

any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

13

Performance Update as of October 31, 2017 - Target 2035 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2035 Series - Class K3	14.22%	8.83%	10.02%
Manning & Napier Fund, Inc. - Target 2035 Series - Class R3	13.85%	8.61%	9.79%
Manning & Napier Fund, Inc. - Target 2035 Series - Class I3	14.53%	9.11%	10.29%
Manning & Napier Fund, Inc. - Target 2035 Series - Class R6[3,4]	14.53%	9.11%	10.29%
S&P Target Date 2035 Index[5]	18.18%	10.35%	11.21%
2035 Composite Benchmark[6]	15.86%	9.89%	10.13%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2035 Series - Class K from its inception2 (6/25/12) to present (10/31/17) to the 2035 Composite Benchmark and S&P Target Date 2035 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America. Performance numbers for the S&P Target Date Index and Target Composite Benchmark are calculated from July 1, 2012.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.31% for Class K, 0.55% for Class R, 0.05% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.85% for Class K, 1.09% for Class R, 0.59% for Class I and 0.59% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of

14

Performance Update as of October 31, 2017 - Target 2035 Series

(unaudited)

any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

15

Performance Update as of October 31, 2017 - Target 2040 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2040 - Class K3	16.08%	9.68%	6.52%
Manning & Napier Fund, Inc. - Target 2040 - Class R3	15.70%	9.40%	6.27%
Manning & Napier Fund, Inc. - Target 2040 - Class I3	16.36%	9.96%	6.81%
Manning & Napier Fund, Inc. - Target 2040 - Class R6[3,4]	16.36%	9.96%	6.81%
S&P Target Date 2040 Index[5]	19.39%	10.84%	6.92%
2040 Composite Benchmark[6]	17.67%	10.62%	7.09%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K from its inception2 (3/28/08) to present (10/31/17) to the S&P Target Date 2040 Index and the 2040 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.31% for Class K, 0.56% for Class R, 0.06% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.19% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of

16

Performance Update as of October 31, 2017 - Target 2040 Series

(unaudited)

any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

17

Performance Update as of October 31, 2017 - Target 2045 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2045 - Class K3	17.77%	10.20%	11.49%
Manning & Napier Fund, Inc. - Target 2045 - Class R3	17.42%	9.91%	11.18%
Manning & Napier Fund, Inc. - Target 2045 - Class I3	18.08%	10.48%	11.75%
Manning & Napier Fund, Inc. - Target 2045 - Class R6[3,4]	18.08%	10.48%	11.75%
S&P Target Date 2045 Index[5]	19.13%	11.15%	11.36%
2045 Composite Benchmark[6]	20.28%	11.21%	12.15%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2045 Series - Class K from its inception2 (6/25/12) to present (10/31/17) to the S&P Target Date 2045 Index and the 2045 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.31% for Class K, 0.55% for Class R, 0.05% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.28% for Class K, 1.52% for Class R, 1.02% for Class I and 1.02% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of

18

Performance Update as of October 31, 2017 - Target 2045 Series

(unaudited)

any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

19

Performance Update as of October 31, 2017 - Target 2050 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2050 - Class K3	18.43%	10.46%	7.14%
Manning & Napier Fund, Inc. - Target 2050 - Class R3	18.22%	10.19%	6.88%
Manning & Napier Fund, Inc. - Target 2050 - Class I3	18.79%	10.74%	7.42%
Manning & Napier Fund, Inc. - Target 2050 - Class R6[3,4]	18.79%	10.74%	7.42%
S&P Target Date 2050 Index[5]	21.09%	11.54%	7.14%
2050 Composite Benchmark[6]	19.76%	11.26%	7.43%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K from its inception2 (3/28/08) to present (10/31/17) to the S&P Target Date 2050 Index and the 2050 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.31% for Class K, 0.56% for Class R, 0.06% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.72% for Class K, 0.97% for Class R, 0.47% for Class I and 0.46% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. New Target Date indices are launched with five years of historical returns matching those of the closest dated index. Historical returns from 05/31/2007 to 5/31/2011 for the S&P Target Date 2050 Index are identical to the returns of the S&P Target Date 2045 Index and were not calculated using back-tested proforma data. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices

20

Performance Update as of October 31, 2017 - Target 2050 Series

(unaudited)

LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

21

Performance Update as of October 31, 2017 - Target 2055 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2055 - Class K3	18.41%	10.39%	11.72%
Manning & Napier Fund, Inc. - Target 2055 - Class R3	18.18%	10.03%	11.36%
Manning & Napier Fund, Inc. - Target 2055 - Class I3	18.77%	10.76%	12.09%
Manning & Napier Fund, Inc. - Target 2055 - Class R6[3,4]	18.77%	10.76%	12.09%
S&P Target Date 2055 Index[5]	21.57%	11.80%	12.78%
2055 Composite Benchmark[6]	19.76%	11.26%	11.47%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2055 Series - Class K from its inception2 (6/25/12) to present (10/31/17) to the S&P Target Date 2055 Index and the 2055 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.31% for Class K, 0.55% for Class R, 0.05% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.46% for Class K, 2.70% for Class R, 2.20% for Class I and 2.20% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. New Target Date indices are launched with five years of historical returns matching those of the closest dated index. Historical returns from 05/31/2007 to 05/31/2012 for the S&P Target Date 2055 Index are identical to the returns of the S&P Target Date 2050 Index and were not calculated using back-tested proforma data. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices

22

Performance Update as of October 31, 2017 - Target 2055 Series

(unaudited)

LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

23

Performance Update as of October 31, 2017 - Target 2060 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2060 - Class K3	18.45%	12.02%
Manning & Napier Fund, Inc. - Target 2060 - Class R3	18.18%	11.76%
Manning & Napier Fund, Inc. - Target 2060 - Class I3	18.69%	12.26%
Manning & Napier Fund, Inc. - Target 2060 - Class R6[3,4]	18.69%	12.26%
S&P Target Date 2060+ Index[5]	21.94%	13.61%
2060 Composite Benchmark[6]	19.76%	14.25%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2060 Series - Class K from its inception2 (9/21/15) to present (10/31/17) to the S&P Target Date 2060+ Index and the 2060 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from September 21, 2015, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from October 1, 2015.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this annualized net expense ratio was 0.31% for Class K, 0.55% for Class R, 0.05% for Class I and 0.05% for Class R6. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 5.57% for Class K, 5.81% for Class R, 5.31% for Class I and 5.31% for Class R6 for the year ended October 31, 2017.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance figures are hypothetical and reflect the performance of the Manning & Napier, Inc. - Target Series - Class I

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. All returns prior to 05/31/2007 are back-tested. New Target Date indices are launched with five years of historical returns matching those of the closest dated index. Historical returns from 05/28/2010 to 05/29/2015 for the S&P Target Date 2060+ Index are identical to the returns of the S&P Target Date 2055 Index and were not calculated using back-tested proforma data. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones

24

Performance Update as of October 31, 2017 - Target 2060 Series

(unaudited)

Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

25

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/17[1]	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target Income
Actual (Class K)	$1,000.00	$1,033.70	$1.59	0.31%
Hypothetical[4]	$1,000.00	$1,023.64	$1.58	0.31%

Actual (Class R)	$1,000.00	$1,033.30	$2.82	0.55%
Hypothetical[4]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,035.80	$0.31	0.06%
Hypothetical[4]	$1,000.00	$1,024.90	$0.31	0.06%

Actual (Class R6)	$1,000.00	$ 999.00	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%

26

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/17[1]	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target 2015
Actual (Class K)	$1,000.00	$1,039.20	$1.59	0.31%
Hypothetical[4]	$1,000.00	$1,023.64	$1.58	0.31%

Actual (Class R)	$1,000.00	$1,037.70	$2.93	0.57%
Hypothetical[4]	$1,000.00	$1,022.33	$2.91	0.57%

Actual (Class I)	$1,000.00	$1,041.20	$0.26	0.05%
Hypothetical[4]	$1,000.00	$1,024.95	$0.26	0.05%

Actual (Class R6)	$1,000.00	$ 999.10	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%
	BEGINNING ACCOUNT VALUE 5/1/17	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target 2020
Actual (Class K)	$1,000.00	$1,044.50	$1.60	0.31%
Hypothetical[4]	$1,000.00	$1,023.64	$1.58	0.31%

Actual (Class R)	$1,000.00	$1,043.70	$2.88	0.56%
Hypothetical[4]	$1,000.00	$1,022.38	$2.85	0.56%

Actual (Class I)	$1,000.00	$1,045.60	$0.31	0.06%
Hypothetical[4]	$1,000.00	$1,024.90	$0.31	0.06%

Actual (Class R6)	$1,000.00	$ 998.90	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%
	BEGINNING ACCOUNT VALUE 5/1/17[1]	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target 2025
Actual (Class K)	$1,000.00	$1,049.00	$1.60	0.31%
Hypothetical[4]	$1,000.00	$1,023.64	$1.58	0.31%

Actual (Class R)	$1,000.00	$1,047.10	$2.84	0.55%
Hypothetical[4]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,050.10	$0.26	0.05%
Hypothetical[4]	$1,000.00	$1,024.95	$0.26	0.05%

Actual (Class R6)	$1,000.00	$ 999.20	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%

27

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/17[1]	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target 2030
Actual (Class K)	$1,000.00	$1,058.30	$1.61	0.31%
Hypothetical[4]	$1,000.00	$1,023.64	$1.58	0.31%

Actual (Class R)	$1,000.00	$1,055.80	$2.90	0.56%
Hypothetical[4]	$1,000.00	$1,022.38	$2.85	0.56%

Actual (Class I)	$1,000.00	$1,058.90	$0.31	0.06%
Hypothetical[4]	$1,000.00	$1,024.90	$0.31	0.06%

Actual (Class R6)	$1,000.00	$ 999.00	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%
	BEGINNING ACCOUNT VALUE 5/1/17[1]	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target 2035
Actual (Class K)	$1,000.00	$1,064.90	$1.61	0.31%
Hypothetical[4]	$1,000.00	$1,023.64	$1.58	0.31%

Actual (Class R)	$1,000.00	$1,063.60	$2.91	0.56%
Hypothetical[4]	$1,000.00	$1,022.38	$2.85	0.56%

Actual (Class I)	$1,000.00	$1,066.70	$0.26	0.05%
Hypothetical[4]	$1,000.00	$1,024.95	$0.26	0.05%

Actual (Class R6)	$1,000.00	$1,000.00	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%
	BEGINNING ACCOUNT VALUE 5/1/17[1]	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target 2040
Actual (Class K)	$1,000.00	$1,072.00	$1.62	0.31%
Hypothetical[4]	$1,000.00	$1,023.64	$1.58	0.31%

Actual (Class R)	$1,000.00	$1,070.60	$2.92	0.56%
Hypothetical[4]	$1,000.00	$1,022.38	$2.85	0.56%

Actual (Class I)	$1,000.00	$1,073.90	$0.31	0.06%
Hypothetical[4]	$1,000.00	$1,024.90	$0.31	0.06%

Actual (Class R6)	$1,000.00	$1,001.00	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%

28

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/17[1]	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target 2045
Actual (Class K)	$1,000.00	$1,079.80	$1.63	0.31%
Hypothetical[4]	$1,000.00	$1,023.64	$1.58	0.31%

Actual (Class R)	$1,000.00	$1,077.40	$2.93	0.56%
Hypothetical[4]	$1,000.00	$1,022.38	$2.85	0.56%

Actual (Class I)	$1,000.00	$1,081.50	$0.26	0.05%
Hypothetical[4]	$1,000.00	$1,024.95	$0.26	0.05%

Actual (Class R6)	$1,000.00	$1,001.50	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%
	BEGINNING ACCOUNT VALUE 5/1/17[1]	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target 2050
Actual (Class K)	$1,000.00	$1,082.10	$1.63	0.31%
Hypothetical[4]	$1,000.00	$1,023.64	$1.58	0.31%

Actual (Class R)	$1,000.00	$1,081.60	$2.94	0.56%
Hypothetical[4]	$1,000.00	$1,022.38	$2.85	0.56%

Actual (Class I)	$1,000.00	$1,083.60	$0.32	0.06%
Hypothetical[4]	$1,000.00	$1,024.90	$0.31	0.06%

Actual (Class R6)	$1,000.00	$1,001.80	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%
	BEGINNING ACCOUNT VALUE 5/1/17[1]	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target 2055
Actual (Class K)	$1,000.00	$1,082.40	$1.63	0.31%
Hypothetical[4]	$1,000.00	$1,023.64	$1.58	0.31%

Actual (Class R)	$1,000.00	$1,081.30	$2.94	0.56%
Hypothetical[4]	$1,000.00	$1,022.38	$2.85	0.56%

Actual (Class I)	$1,000.00	$1,083.60	$0.26	0.05%
Hypothetical[4]	$1,000.00	$1,024.95	$0.26	0.05%

Actual (Class R6)	$1,000.00	$1,001.50	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%

29

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/17[1]	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17[2]	ANNUALIZED EXPENSE RATIO[3]
Target 2060
Actual (Class K)	$1,000.00	$1,082.40	$1.68	0.32%
Hypothetical[4]	$1,000.00	$1,023.59	$1.63	0.32%

Actual (Class R)	$1,000.00	$1,081.50	$2.89	0.55%
Hypothetical[4]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$1,083.40	$0.26	0.05%
Hypothetical[4]	$1,000.00	$1,024.95	$0.26	0.05%

Actual (Class R6)	$1,000.00	$1,001.60	$0.02	0.05%
Hypothetical[4]	$1,000.00	$1,002.03	$0.02	0.05%

1Class R6 inception date was October 16, 2017.

2Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (except for the Series’ Class R6 Actual and Hypothetical return information, which reflects the 15 day period ended October 31, 2017 due to its inception date of October 16, 2017). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data (except Class R6 expense ratios which are based on a 15 day period). The Class’ total return would have been lower had certain expenses not been waived during the period.

3Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

4Assumes 5% annual return before expenses.

30

Portfolio Composition as of October 31, 2017 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

31

Portfolio Composition as of October 31, 2017 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

32

Investment Portfolios - October 31, 2017

TARGET INCOME SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Conservative Series - Class R6	9,123,477	$98,989,721

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $99,164,525)		98,989,721
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(28,822)

NET ASSETS - 100%		$98,960,899

##Less than (0.1%).

TARGET 2015 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 99.8%
Manning & Napier Blended Asset Conservative Series - Class R6	162,798	$1,766,362
Manning & Napier Blended Asset Moderate Series - Class R6	260,206	2,792,015

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $4,566,801)		4,558,377
OTHER ASSETS, LESS LIABILITIES - 0.2%		7,335

NET ASSETS - 100%		$4,565,712

TARGET 2020 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Extended Series - Class R6	1,723,607	$17,770,393
Manning & Napier Blended Asset Moderate Series - Class R6	9,021,970	96,805,738

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $114,787,018)		114,576,131
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(32,494)

NET ASSETS - 100%		$114,543,637

##Less than (0.1%).

The accompanying notes are an integral part of the financial statements.

33

Investment Portfolios - October 31, 2017

TARGET 2025 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 99.6%
Manning & Napier Blended Asset Extended Series - Class R6	2,369,434	$24,428,863
Manning & Napier Blended Asset Moderate Series - Class R6	1,473,636	15,812,118

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $40,313,908)		40,240,981
OTHER ASSETS, LESS LIABILITIES - 0.4%		171,811

NET ASSETS - 100%		$40,412,792

TARGET 2030 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Extended Series - Class R6	11,555,674	$119,139,003
Manning & Napier Blended Asset Maximum Series - Class R6	1,943,669	22,546,555

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $141,889,900)		141,685,558
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(53,299)

NET ASSETS - 100%		$141,632,259

##Less than (0.1%).

TARGET 2035 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Extended Series - Class R6	1,490,358	$15,365,587
Manning & Napier Blended Asset Maximum Series - Class R6	944,105	10,951,620

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $26,334,544)		26,317,207
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(323)

NET ASSETS - 100%		$26,316,884

##Less than (0.1%).

The accompanying notes are an integral part of the financial statements.

34

Investment Portfolios - October 31, 2017

TARGET 2040 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Extended Series - Class R6	2,722,164	$28,065,508
Manning & Napier Blended Asset Maximum Series - Class R6	4,824,370	55,962,686

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $84,030,740)		84,028,194
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(24,570)

NET ASSETS - 100%		$84,003,624

##Less than (0.1%).

TARGET 2045 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Extended Series - Class R6	144,835	$1,493,246
Manning & Napier Blended Asset Maximum Series - Class R6	1,241,161	14,397,470

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $15,880,904)		15,890,716
OTHER ASSETS, LESS LIABILITIES - 0.0%##		3,032

NET ASSETS - 100%		$15,893,748

##Less than 0.1%.

TARGET 2050 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Maximum Series - Class R6	3,050,798	$35,389,255

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $35,356,792)		35,389,255
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(8,400)

NET ASSETS - 100%		$35,380,855

##Less than (0.1%).

The accompanying notes are an integral part of the financial statements.

35

Investment Portfolios - October 31, 2017

TARGET 2055 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 99.9%
Manning & Napier Blended Asset Maximum Series - Class R6	580,717	$6,736,319

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $6,730,303)		6,736,319
OTHER ASSETS, LESS LIABILITIES - 0.1%		7,503

NET ASSETS - 100%		$6,743,822

TARGET 2060 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 99.7%
Manning & Napier Blended Asset Maximum Series - Class R6	398,162	$4,618,675

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $4,614,492)		4,618,675
OTHER ASSETS, LESS LIABILITIES - 0.3%		15,797

NET ASSETS - 100%		$4,634,472

The accompanying notes are an integral part of the financial statements.

36

Statements of Assets and Liabilities

October 31, 2017

	TARGET INCOME	TARGET 2015	TARGET 2020	TARGET 2025		TARGET 2030
ASSETS:

Total investments in Underlying Series:
At value*	$98,989,721	$4,558,377	$114,576,131	$40,240,981		$141,685,558
Receivable from Advisor (Note 3)	24,106	24,556	22,677	28,211		21,830
Receivable for shares of Underlying Series sold	13,436	—	77,409	—		42,524
Receivable for fund shares sold	81,076	1,435	9,339	226,071		70,357
Prepaid expenses	12,744	16,180	12,442	19,936		11,955

TOTAL ASSETS	99,121,083	4,600,548	114,697,998	40,515,199		141,832,224

LIABILITIES:
Accrued distribution and service (Rule 12b-1) fees (Note 3)	20,810	905	19,315	10,423		24,504
Accrued fund accounting and administration fees (Note 3)	16,463	15,787	16,668	16,026		16,830
Accrued Chief Compliance Officer service fees (Note 3)	306	306	306	306		306
Payable for fund shares repurchased	94,512	30	86,071	379		121,494
Audit fees payable	13,460	13,460	13,460	13,460		13,460
Accrued sub transfer agent fees	5,600	323	7,378	1,342		9,325
Accrued transfer agent fees	4,906	435	4,262	5,175		6,300
Custodian fees payable	1,152	2,376	2,328	2,376		2,328
Payable for shares of Underlying Series purchased	—	884	—	51,324		—
Other payables and accrued expenses	2,975	330	4,573	1,596		5,418

TOTAL LIABILITIES	160,184	34,836	154,361	102,407		199,965

TOTAL NET ASSETS	$98,960,899	$4,565,712	$114,543,637	$40,412,792		$141,632,259

NET ASSETS CONSIST OF:
Capital stock	100,241	4,096	121,795	33,745		148,550
Additional paid-in-capital	99,373,535	4,996,728	116,866,757	40,411,797		143,199,983
Undistributed net investment income	69,715	5,301	95,605	16,400		113,350
Accumulated net realized gain (loss) on Underlying Series	(407,788)	(431,989)	(2,329,633)	23,777		(1,625,282)
Net unrealized appreciation (depreciation) on Underlying Series	(174,804)	(8,424)	(210,887)	(72,927)		(204,342)

TOTAL NET ASSETS	$98,960,899	$4,565,712	$114,543,637	$40,412,792		$141,632,259

Class K
Net Assets	$80,785,776	$4,196,276	$70,631,657	$25,591,490		$89,017,581
Shares Outstanding	8,175,715	376,579	7,510,795	2,138,362		9,354,881
Net Asset Value, Offering Price, and Redemption Price per share	$9.88	$11.14	$9.40	$11.97		$9.52
Class R
Net Assets	$9,910,109	$40,188	$10,850,735	$12,693,242		$14,499,730
Shares Outstanding	1,015,300	3,559	1,169,244	1,057,829		1,537,170
Net Asset Value, Offering Price, and Redemption Price per share	$9.76	$11.29	$9.28	$12.00		$9.43
Class I
Net Assets	$8,260,019	$324,253	$33,056,250	$2,123,065		$38,109,951
Shares Outstanding	832,535	28,975	3,498,933	177,861		3,962,473
Net Asset Value, Offering Price, and Redemption Price per share	$9.92	$11.19	$9.45	$11.94		$9.62
Class R6
Net Assets	$4,995	$4,995	$4,995	$4,995		$4,997
Shares Outstanding	504	446	529	418		520
Net Asset Value, Offering Price, and Redemption Price per share	$9.92 [1]	$11.19 [1]	$9.45 [1]	$11.94	[1]	$9.61

*At identified cost	$99,164,525	$4,566,801	$114,787,018	$40,313,908		$141,889,900

1 The net asset values of the Class R6 Shares of the Manning & Napier Target Income Series, Target 2015 Series, Target 2020 Series & Target 2025 Series’ net asset value were calculated using unrounded net assets of $4,995.32, $4,995.28, $4,995.23 & $4,995.11 divided by the unrounded shares outstanding of 503.525, 446.429, 528.541 & 418.410, respectively.

The accompanying notes are an integral part of the financial statements.

37

Statements of Assets and Liabilities

October 31, 2017

	TARGET 2035		TARGET 2040		TARGET 2045		TARGET 2050		TARGET 2055		TARGET 2060
ASSETS:

Total investments in Underlying Series:
At value*	$26,317,207		$84,028,194		$15,890,716		$35,389,255		$6,736,319		$4,618,675
Receivable from Advisor (Note 3)	27,215		23,712		26,921		24,666		26,867		27,753
Receivable for shares of Underlying Series sold	3,174		—		—		14,350		—		—
Receivable for fund shares sold	18,978		96,429		23,062		34,847		33,218		127,742
Prepaid expenses	17,053		11,322		16,369		11,113		16,274		21,510

TOTAL ASSETS	26,383,627		84,159,657		15,957,068		35,474,231		6,812,678		4,795,680

LIABILITIES:
Accrued fund accounting and administration fees (Note 3)	15,939		16,390		15,864		16,014		15,798		15,776
Accrued distribution and service (Rule 12b-1) fees (Note 3)	6,590		14,173		3,946		5,187		1,811		1,137
Accrued Chief Compliance Officer service fees (Note 3).	306		306		306		306		306		306
Payable for fund shares repurchased	21,696		5,098		107		48,449		87		—
Audit fees payable	13,460		13,460		13,460		13,460		13,460		13,460
Accrued transfer agent fees	3,871		4,139		3,525		4,344		3,333		2,699
Custodian fees payable	2,376		2,376		2,400		1,165		1,164		—
Payable for shares of Underlying Series purchased	—		90,984		21,938		—		31,943		127,197
Accrued sub transfer agent fees	1,167		5,631		822		2,435		299		221
Other payables and accrued expenses	1,338		3,476		952		2,016		655		412

TOTAL LIABILITIES	66,743		156,033		63,320		93,376		68,856		161,208

TOTAL NET ASSETS	$26,316,884		$84,003,624		$15,893,748		$35,380,855		$6,743,822		$4,634,472

NET ASSETS CONSIST OF:
Capital stock	20,771		83,776		11,842		32,006		4,987		3,724
Additional paid-in-capital	25,925,752		82,241,919		14,981,860		32,652,572		6,104,498		4,089,376
Undistributed net investment income	19,131		60,344		10,829		27,627		4,964		524
Accumulated net realized gain on Underlying Series	368,567		1,620,131		879,405		2,636,187		623,357		536,665
Net unrealized appreciation (depreciation) on Underlying
Series	(17,337)		(2,546)		9,812		32,463		6,016		4,183

TOTAL NET ASSETS	$26,316,884		$84,003,624		$15,893,748		$35,380,855		$6,743,822		$4,634,472

Class K
Net Assets	$18,235,206		$52,396,619		$9,794,824		$18,666,810		$4,141,045		$3,283,562
Shares Outstanding	1,440,935		5,234,090		728,668		1,691,795		305,184		263,757
Net Asset Value, Offering Price, and Redemption Price per share	$12.66		$10.01		$13.44		$11.03		$13.57		$12.45
Class R
Net Assets	$7,112,482		$7,946,098		$4,732,735		$3,344,561		$2,388,008		$1,242,319
Shares Outstanding	559,934		800,162		354,153		306,551		177,857		99,954
Net Asset Value, Offering Price, and Redemption Price per share	$12.70		$9.93		$13.36		$10.91		$13.43		$12.43
Class I
Net Assets	$964,195		$23,655,903		$1,361,182		$13,364,476		$209,760		$103,582
Shares Outstanding	75,866		2,342,859		101,010		1,201,785		15,313		8,312
Net Asset Value, Offering Price, and Redemption Price per share	$12.71		$10.10		$13.48		$11.12		$13.70		$12.46
Class R6
Net Assets	$5,001		$5,004		$5,007		$5,008		$5,009		$5,009
Shares Outstanding	393		496		371		451		365		402
Net Asset Value, Offering Price, and Redemption Price per share	$12.71	[1]	$10.10	[1]	$13.48	[1]	$11.12	[1]	$13.70	[1]	$12.46

*At identified cost	$26,334,544		$84,030,740		$15,880,904		$35,356,792		$6,730,303		$4,614,492

1 The net asset values of the Class R6 Shares of the Manning & Napier Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series & Target 2055 Series’ net asset value were calculated using unrounded net assets of $5,000.65, $5,004.05, $5,007.25, $5,008.54 & $5,008.55 divided by the unrounded shares outstanding of 393.391, 495.540, 371.471, 450.450 & 365.497, respectively.

The accompanying notes are an integral part of the financial statements.

38

Statements of Operations

For the Year Ended October 31, 2017

	TARGET INCOME	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030
INVESTMENT INCOME:
Income distributions from Underlying Series	$1,464,538	$91,094	$1,746,903	$425,057	$1,742,845

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K)(Note 3)	172,002	9,029	191,799	41,441	205,310
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	17,563	432	31,767	22,774	44,455
Fund accounting and administration fees (Note 3)	49,190	47,152	50,626	47,915	50,910
Transfer agent fees (Note 3)	8,207	1,182	7,948	7,515	12,577
Sub transfer agent fees (Note 3)	5,601	323	7,378	1,341	9,324
Directors’ fees (Note 3)	5,261	321	8,412	1,700	9,123
Chief Compliance Officer service fees (Note 3)	3,897	3,887	3,905	3,891	3,907
Registration and filing fees	56,387	54,684	57,378	56,778	57,381
Audit fees	19,472	19,224	19,769	19,326	19,809
Custodian fees	2,264	3,847	4,617	4,031	4,753
Miscellaneous	16,935	8,073	20,561	12,334	24,536

Total Expenses	356,779	148,154	404,160	219,046	442,085
Less reduction of expenses (Note 3)	(120,287)	(135,553)	(110,510)	(137,471)	(113,862)

Net Expenses	236,492	12,601	293,650	81,575	328,223

NET INVESTMENT INCOME	1,228,046	78,493	1,453,253	343,482	1,414,622

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	1,566,264	367,523	3,855,178	2,781,375	5,442,759
Distributions of realized gains from Underlying Series	177,420	96,932	2,459,609	509,957	2,854,246
Net change in unrealized appreciation (depreciation) on Underlying Series	2,571,384	(112,149)	3,295,573	(498,082)	6,774,360

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	4,315,068	352,306	9,610,360	2,793,250	15,071,365

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,543,114	$430,799	$11,063,613	$3,136,732	$16,485,987

The accompanying notes are an integral part of the financial statements.

39

Statements of Operations

For the Year Ended October 31, 2017

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055	TARGET 2060
INVESTMENT INCOME:
Income distributions from Underlying Series	$281,885	$770,748	$114,356	$239,964	$50,878	$17,357

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	35,323	138,222	19,580	41,830	7,552	5,258
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	13,483	26,098	9,937	12,313	4,757	1,931
Fund accounting and administration fees (Note 3)	47,770	49,502	47,503	47,933	47,317	47,116
Transfer agent fees (Note 3)	5,922	8,133	5,589	8,889	5,270	3,652
Chief Compliance Officer service fees (Note 3)	3,890	3,898	3,888	3,891	3,887	3,878
Directors’ fees (Note 3)	1,383	5,778	781	2,138	339	146
Sub transfer agent fees (Note 3)	1,167	5,632	822	2,435	299	220
Registration and filing fees	55,446	56,918	54,861	56,079	54,625	54,538
Audit fees	19,307	19,598	19,256	19,325	19,224	19,147
Custodian fees	3,839	4,562	3,840	2,171	1,773	20
Miscellaneous	11,583	17,026	10,432	13,155	9,364	8,017

Total Expenses	199,113	335,367	176,489	210,159	154,407	143,923
Less reduction of expenses (Note 3)	(136,425)	(122,063)	(138,965)	(137,237)	(138,577)	(135,235)

Net Expenses	62,688	213,304	37,524	72,922	15,830	8,688

NET INVESTMENT INCOME	219,197	557,444	76,832	167,042	35,048	8,669

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	1,504,119	7,527,200	1,738,410	4,841,813	965,931	490,147
Distributions of realized gains from Underlying Series	629,154	2,704,575	478,562	1,133,284	217,817	59,549
Net change in unrealized appreciation (depreciation) on Underlying Series	1,183,536	2,613,161	119,733	(353,000)	(62,324)	(117,924)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	3,316,809	12,844,936	2,336,705	5,622,097	1,121,424	431,772

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,536,006	$13,402,380	$2,413,537	$5,789,139	$1,156,472	$440,441

The accompanying notes are an integral part of the financial statements.

40

Statements of Changes in Net Assets

	TARGET INCOME FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16	TARGET 2015 FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,228,046	$1,671,089	$78,493	$90,745
Net realized gain (loss) on Underlying Series	1,566,264	(1,950,268)	367,523	(702,369)
Distributions of realized gains from Underlying Series	177,420	—	96,932	29,656
Net change in unrealized appreciation (depreciation) on Underlying Series	2,571,384	2,394,966	(112,149)	698,809

Net increase (decrease) from operations	5,543,114	2,115,787	430,799	116,841

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class K)	(995,759)	(1,177,084)	(47,515)	(36,105)
From net investment income (Class R)	(26,587)	(29,658)	(72)	(7,147)
From net investment income (Class I)	(212,436)	(439,125)	(42,420)	(49,708)
From net realized gain on investments (Class K)	—	(2,870,405)	—	(238,125)
From net realized gain on investments (Class R)	—	(90,931)	—	(59,085)
From net realized gain on investments (Class I)	—	(1,015,587)	—	(289,064)

Total distributions to shareholders	(1,234,782)	(5,622,790)	(90,007)	(679,234)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	16,826,923	(14,457,731)	(2,508,194)	(2,171,713)

Net increase (decrease) in net assets	21,135,255	(17,964,734)	(2,167,402)	(2,734,106)

NET ASSETS:

Beginning of year	77,825,644	95,790,378	6,733,114	9,467,220

End of year[1]	$98,960,899	$77,825,644	$4,565,712	$6,733,114

[1] Including undistributed net investment income:	$69,715	$76,451	$5,301	$4,188

The accompanying notes are an integral part of the financial statements.

41

Statements of Changes in Net Assets

	TARGET 2020 FOR THE	FOR THE	TARGET 2025 FOR THE	FOR THE	TARGET 2030 FOR THE	FOR THE
	YEAR ENDED 10/31/17	YEAR ENDED 10/31/16	YEAR ENDED 10/31/17	YEAR ENDED 10/31/16	YEAR ENDED 10/31/17	YEAR ENDED 10/31/16

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,453,253	$1,861,659	$343,482	$361,841	$1,414,622	$1,725,773
Net realized gain (loss) on Underlying Series	3,855,178	(8,267,474)	2,781,375	(3,094,830)	5,442,759	(11,760,790)
Distributions of realized gains from Underlying Series	2,459,609	1,398,360	509,957	674,326	2,854,246	3,660,337
Net change in unrealized appreciation (depreciation) on Underlying Series	3,295,573	8,448,277	(498,082)	3,035,783	6,774,360	10,871,121

Net increase (decrease) from operations	11,063,613	3,440,822	3,136,732	977,120	16,485,987	4,496,441

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(1,051,197)	(859,530)	(204,189)	(134,175)	(1,172,112)	(760,569)
From net investment income (Class R)	(56,852)	(59,142)	(27,133)	(18,283)	(87,689)	(73,121)
From net investment income (Class I)	(750,355)	(956,387)	(244,222)	(212,332)	(903,645)	(914,051)
From net realized gain on investments (Class K)	—	(6,912,732)	—	(918,204)	—	(10,610,704)
From net realized gain on investments (Class R)	—	(656,604)	—	(162,864)	—	(1,437,863)
From net realized gain on investments (Class I)	—	(6,366,878)	—	(1,221,422)	—	(10,036,065)

Total distributions to shareholders	(1,858,404)	(15,811,273)	(475,544)	(2,667,280)	(2,163,446)	(23,832,373)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(24,644,386)	(20,792,232)	7,316,471	2,590,046	(13,600,340)	(5,908,398)

Net increase (decrease) in net assets	(15,439,177)	(33,162,683)	9,977,659	899,886	722,201	(25,244,330)

NET ASSETS:

Beginning of year	129,982,814	163,145,497	30,435,133	29,535,247	140,910,058	166,154,388

End of year[1]	$114,543,637	$129,982,814	$40,412,792	$30,435,133	$141,632,259	$140,910,058

[1] Including undistributed net investment income:	$95,605	$97,424	$16,400	$19,131	$113,350	$93,068

The accompanying notes are an integral part of the financial statements.

42

Statements of Changes in Net Assets

	TARGET 2035 FOR THE YEAR	FOR THE YEAR	TARGET 2040 FOR THE YEAR	FOR THE YEAR	TARGET 2045 FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/17	ENDED 10/31/16	ENDED 10/31/17	ENDED 10/31/16	ENDED 10/31/17	ENDED 10/31/16

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$219,197	$192,030	$557,444	$693,353	$76,832	$50,135
Net realized gain (loss) on Underlying Series	1,504,119	(1,120,019)	7,527,200	(8,297,269)	1,738,410	(819,492)
Distributions of realized gains from Underlying Series	629,154	465,095	2,704,575	2,016,154	478,562	185,038
Net change in unrealized appreciation (depreciation) on Underlying Series	1,183,536	1,273,030	2,613,161	8,501,568	119,733	1,068,995

Net increase (decrease) from operations	3,536,006	810,136	13,402,380	2,913,806	2,413,537	484,676

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(164,395)	(75,719)	(675,356)	(321,268)	(80,909)	(18,391)
From net investment income (Class R)	(15,877)	(12,767)	(47,294)	(16,732)	(10,534)	(3,973)
From net investment income (Class I)	(181,228)	(108,923)	(418,483)	(374,152)	(76,897)	(30,663)
From net realized gain on investments (Class K)	(79,142)	(911,580)	—	(8,092,254)	(91,638)	(375,447)
From net realized gain on investments (Class R)	(8,675)	(233,282)	—	(775,713)	(14,335)	(169,076)
From net realized gain on investments (Class I)	(76,653)	(1,053,646)	—	(6,693,299)	(76,758)	(455,910)

Total distributions to shareholders	(525,970)	(2,395,917)	(1,141,133)	(16,273,418)	(351,071)	(1,053,460)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(1,949,831)	4,533,222	(16,725,799)	1,118,466	(241,049)	4,703,817

Net increase (decrease) in net assets	1,060,205	2,947,441	(4,464,552)	(12,241,146)	1,821,417	4,135,033

NET ASSETS:

Beginning of year	25,256,679	22,309,238	88,468,176	100,709,322	14,072,331	9,937,298

End of year[1]	$26,316,884	$25,256,679	$84,003,624	$88,468,176	$15,893,748	$14,072,331

[1] Including undistributed net investment income:	$19,131	$9,712	$60,344	$42,048	$10,829	$2,372
The accompanying notes are an integral part of the financial statements.

43

Statements of Changes in Net Assets

	TARGET 2050 FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16	TARGET 2055 FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16	TARGET 2060 FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$167,042	$169,851	$35,048	$18,214	$8,669	$1,351
Net realized gain (loss) on Underlying Series	4,841,813	(2,957,734)	965,931	(263,082)	490,147	4,565
Distributions of realized gains from Underlying Series	1,133,284	613,752	217,817	63,005	59,549	3,288
Net change in unrealized appreciation (depreciation) on Underlying Series	(353,000)	3,227,687	(62,324)	360,723	(117,924)	116,616

Net increase (decrease) from operations	5,789,139	1,053,556	1,156,472	178,860	440,441	125,820

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(179,577)	(59,486)	(28,911)	(5,175)	(17,972)	(841)
From net investment income (Class R)	(21,593)	(3,714)	(5,418)	(988)	(1,517)	(231)
From net investment income (Class I)	(190,175)	(108,099)	(41,404)	(12,933)	(933)	(303)
From net realized gain on investments (Class K)	—	(2,778,003)	(28,665)	(100,952)	(7,607)	—
From net realized gain on investments (Class R)	—	(407,411)	(5,623)	(39,465)	(613)	—
From net realized gain on investments (Class I)	—	(2,969,532)	(34,348)	(162,891)	(329)	—

Total distributions to shareholders	(391,345)	(6,326,245)	(144,369)	(322,404)	(28,971)	(1,375)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	(251,583)	2,460,812	50,202	2,616,602	2,578,695	1,360,441

Net increase (decrease) in net assets	5,146,211	(2,811,877)	1,062,305	2,473,058	2,990,165	1,484,886

NET ASSETS:

Beginning of year	30,234,644	33,046,521	5,681,517	3,208,459	1,644,307	159,421

End of year[1]	$35,380,855	$30,234,644	$6,743,822	$5,681,517	$4,634,472	$1,644,307

[1] Including undistributed net investment income:	$27,627	$17,881	$4,964	$686	$524	$—

The accompanying notes are an integral part of the financial statements.

44

Financial Highlights

	FOR THE YEAR ENDED
TARGET INCOME SERIES CLASS K	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.39	$9.72	$10.84	$11.00	$10.86

Income (loss) from investment operations:
Net investment income[1,2]	0.14	0.17	0.15	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.49	0.09	(0.29)	0.37	0.63

Total from investment operations	0.63	0.26	(0.14)	0.55	0.81

Less distributions to shareholders:
From net investment income	(0.14)	(0.17)	(0.28)	(0.29)	(0.24)
From net realized gain on investments	—	(0.42)	(0.70)	(0.42)	(0.43)

Total distributions to shareholders	(0.14)	(0.59)	(0.98)	(0.71)	(0.67)

Net asset value - End of year	$9.88	$9.39	$9.72	$10.84	$11.00

Net assets - End of year (000’s omitted)	$80,786	$64,297	$67,322	$52,442	$47,676

Total return[3]	6.85%	2.97%	(1.38%)	5.35%	7.83%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[4]	0.30%[5]	0.30%[6]	0.30%[5]	0.30%[5]
Net investment income[2]	1.45%	1.84%	1.54%	1.63%	1.69%
Series portfolio turnover[7]	133%	6%	16%	15%	14%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.15%[4]	0.12%[5]	0.16%[6]	0.12%[5]	0.16%[5]
	FOR THE YEAR ENDED
TARGET INCOME SERIES CLASS R	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year): Net asset value - Beginning of year	$9.28	$9.61	$10.71	$10.89	$10.76

Income (loss) from investment operations:
Net investment income[1,2]	0.05	0.19	0.21	0.15	0.07
Net realized and unrealized gain (loss) on investments	0.56	0.04	(0.38)	0.36	0.70

Total from investment operations	0.61	0.23	(0.17)	0.51	0.77

Less distributions to shareholders:
From net investment income	(0.13)	(0.14)	(0.23)	(0.27)	(0.21)
From net realized gain on investments	—	(0.42)	(0.70)	(0.42)	(0.43)

Total distributions to shareholders	(0.13)	(0.56)	(0.93)	(0.69)	(0.64)

Net asset value - End of year	$9.76	$9.28	$9.61	$10.71	$10.89

Net assets - End of year (000’s omitted)	$9,910	$1,148	$2,468	$13,406	$13,475

Total return[3]	6.68%	2.69%	(1.70%)	5.00%	7.52%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[6]	0.55%[5]	0.55%[5]
Net investment income[2]	0.57%	2.07%	2.05%	1.40%	0.66%
Series portfolio turnover[7]	133%	6%	16%	15%	14%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.15%[4]	0.12%[5]	0.16%[6]	0.12%[5]	0.14%[5]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

45

Financial Highlights

	FOR THE YEAR ENDED
TARGET INCOME SERIES CLASS I	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.42	$9.75	$10.88	$11.04	$10.90

Income (loss) from investment operations:
Net investment income[1,2]	0.19	0.24	0.16	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.48	0.04	(0.28)	0.37	0.65

Total from investment operations	0.67	0.28	(0.12)	0.58	0.84

Less distributions to shareholders:
From net investment income	(0.17)	(0.19)	(0.31)	(0.32)	(0.27)
From net realized gain on investments	—	(0.42)	(0.70)	(0.42)	(0.43)

Total distributions to shareholders	(0.17)	(0.61)	(1.01)	(0.74)	(0.70)

Net asset value - End of year	$9.92	$9.42	$9.75	$10.88	$11.04

Net assets - End of year (000’s omitted)	$8,260	$12,380	$26,000	$11,610	$11,271

Total return[3]	7.20%	3.20%	(1.21%)	5.59%	8.09%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.06%[4]	0.05%[5]	0.05%[6]	0.05%[5]	0.05%[5]
Net investment income[2]	2.02%	2.61%	1.65%	1.92%	1.76%
Series portfolio turnover[7]	133%	6%	16%	15%	14%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.15%[4]	0.12%[5]	0.16%[6]	0.12%[5]	0.16%[5]

FOR THE PERIOD
TARGET INCOME SERIES CLASS R6	10/16/17[8] TO 10/31/17
Per share data (for a share outstanding throughout the period): Net asset value - Beginning of period	$9.93

Income (loss) from investment operations:
Net investment income (loss)[9]	—
Net realized and unrealized gain on Underlying Series	(0.01)

Total from investment operations	(0.01)

Net asset value - End of period	$9.92

Net assets - End of period (000’s omitted)	$5

Total return[10]	(0.10%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4,11]
Net investment loss	(0.05%)[4,11]
Series portfolio turnover[7]	133%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

0.15%[11]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8Commencement of operations.

9Calculated based on average shares outstanding during the period.

10Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

11Annualized.

The accompanying notes are an integral part of the financial statements.

46

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2015 SERIES CLASS K	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.49	$11.17	$12.07	$11.79	$10.59

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.12	0.11	0.12	0.10	0.15
Net realized and unrealized gain (loss) on investments	0.68	0.13	(0.35)	0.53	1.25

Total from investment operations	0.80	0.24	(0.23)	0.63	1.40

Less distributions to shareholders:
From net investment income	(0.15)	(0.12)	(0.28)	(0.26)	(0.20)
From net realized gain on investments	—	(0.80)	(0.39)	(0.09)	—

Total distributions to shareholders	(0.15)	(0.92)	(0.67)	(0.35)	(0.20)

Net asset value - End of year	$11.14	$10.49	$11.17	$12.07	$11.79

Net assets - End of year (000’s omitted)	$4,196	$3,274	$3,500	$3,200	$1,019

Total return[3]	7.70%	2.58%	(2.04%)	5.45%	13.45%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[4]	0.30%[5]	0.30%[6]	0.30%[7]	0.30%[7]
Net investment income (loss)[2]	1.11%	1.09%	1.01%	0.80%	1.34%
Series portfolio turnover[8]	139%	49%	46%	46%	50%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.39%[4]	1.51%[5]	1.14%[6]	1.41%[7]	6.06%[7]
	FOR THE YEAR ENDED
TARGET 2015 SERIES CLASS R	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year): Net asset value - Beginning of year	$10.51	$11.19	$12.09	$11.81	$10.59

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.13	0.09	0.12	0.07	0.01
Net realized and unrealized gain (loss) on investments	0.66	0.13	(0.39)	0.53	1.39

Total from investment operations	0.79	0.22	(0.27)	0.60	1.40

Less distributions to shareholders:
From net investment income	(0.01)	(0.10)	(0.24)	(0.23)	(0.18)
From net realized gain on investments	—	(0.80)	(0.39)	(0.09)	—

Total distributions to shareholders	(0.01)	(0.90)	(0.63)	(0.32)	(0.18)

Net asset value - End of year	$11.29	$10.51	$11.19	$12.09	$11.81

Net assets - End of year (000’s omitted)	$40	$802	$839	$1,587	$1,015

Total return[9]	7.47%	2.34%	(2.37%)	5.22%	13.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[6]	0.55%[7]	0.55%[7]
Net investment income (loss)[2]	1.21%	0.86%	1.07%	0.60%	0.11%
Series portfolio turnover[8]	139%	49%	46%	46%	50%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.39%[4]	1.51%[5]	1.14%[6]	1.47%[7]	3.45%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

47

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2015 SERIES CLASS I	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.53	$11.21	$12.11	$11.83	$10.61

Income (loss) from investment operations:
Net investment income[1,2]	0.20	0.16	0.15	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.63	0.11	(0.35)	0.51	1.32

Total from investment operations	0.83	0.27	(0.20)	0.65	1.43

Less distributions to shareholders:
From net investment income	(0.17)	(0.15)	(0.31)	(0.28)	(0.21)
From net realized gain on investments	—	(0.80)	(0.39)	(0.09)	—

Total distributions to shareholders	(0.17)	(0.95)	(0.70)	(0.37)	(0.21)

Net asset value - End of year	$11.19	$10.53	$11.21	$12.11	$11.83

Net assets - End of year (000’s omitted)	$324	$2,657	$5,129	$4,785	$3,619

Total return[3]	8.03%	2.85%	(1.78%)	5.67%	13.71%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]	0.05%[7]
Net investment income (loss)[2]	1.88%	1.53%	1.28%	1.12%	1.01%
Series portfolio turnover[8]	139%	49%	46%	46%	50%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.39%[4]	1.51%[5]	1.14%[6]	1.46%[7]	4.09%[7]

FOR THE PERIOD
TARGET 2015 SERIES CLASS R6	10/16/17[9] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$11.20

Income (loss) from investment operations:
Net investment income (loss)[10]	—
Net realized and unrealized gain on Underlying Series	(0.01)

Total from investment operations	(0.01)

Net asset value - End of period	$11.19

Net assets - End of period (000’s omitted)	$5

Total return[11]	(0.09%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4,12]
Net investment loss	(0.05%)[12]
Series portfolio turnover[8]	139%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

2.39%[4,12]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Calculated based on average shares outstanding during the period.

11Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

48

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2020 SERIES CLASS K	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.75	$9.45	$10.77	$10.79	$9.89

Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.09	0.11	0.11	0.12
Net realized and unrealized gain (loss) on investments	0.68	0.12	(0.33)	0.51	1.33

Total from investment operations	0.77	0.21	(0.22)	0.62	1.45

Less distributions to shareholders:
From net investment income	(0.12)	(0.10)	(0.28)	(0.25)	(0.20)
From net realized gain on investments	—	(0.81)	(0.82)	(0.39)	(0.35)

Total distributions to shareholders	(0.12)	(0.91)	(1.10)	(0.64)	(0.55)

Net asset value - End of year	$9.40	$8.75	$9.45	$10.77	$10.79

Net assets - End of year (000’s omitted)	$70,632	$79,236	$80,006	$95,364	$82,841

Total return[3]	8.91%	2.83%	(2.24%)	6.14%	15.43%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[4]	0.30%[5]	0.30%[6]	0.30%[7]	0.30%[7]
Net investment income[2]	1.04%	1.08%	1.17%	1.06%	1.20%
Series portfolio turnover[8]	118%	16%	42%	37%	19%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[4]	0.06%[5]	0.04%[6]	0.03%[7]	0.05%[7]
	FOR THE YEAR ENDED
TARGET 2020 SERIES CLASS R	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year): Net asset value - Beginning of year	$8.64	$9.34	$10.60	$10.66	$9.78

Income (loss) from investment operations:
Net investment income[1,2]	0.06	0.09	0.12	0.09	0.09
Net realized and unrealized gain (loss) on investments	0.68	0.09	(0.32)	0.47	1.32

Total from investment operations	0.74	0.18	(0.20)	0.56	1.41

Less distributions to shareholders:
From net investment income	(0.10)	(0.07)	(0.24)	(0.23)	(0.18)
From net realized gain on investments	—	(0.81)	(0.82)	(0.39)	(0.35)

Total distributions to shareholders	(0.10)	(0.88)	(1.06)	(0.62)	(0.53)

Net asset value - End of year	$9.28	$8.64	$9.34	$10.60	$10.66

Net assets - End of year (000’s omitted)	$10,851	$4,553	$8,193	$22,564	$30,393

Total return[3]	8.69%	2.56%	(2.13%)	5.55%	15.07%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.56%[4]	0.55%[5]	0.55%[6]	0.55%[7]	0.55%[7]
Net investment income[2]	0.63%	1.04%	1.24%	0.83%	0.85%
Series portfolio turnover[8]	118%	16%	42%	37%	19%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[4]	0.06%[5]	0.04%[6]	0.03%[7]	0.05%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2020 SERIES CLASS I	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.79	$9.50	$10.81	$10.83	$9.93

Income (loss) from investment operations:
Net investment income[1,2]	0.13	0.13	0.13	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.67	0.09	(0.31)	0.49	1.34

Total from investment operations	0.80	0.22	(0.18)	0.65	1.48

Less distributions to shareholders:
From net investment income	(0.14)	(0.12)	(0.31)	(0.28)	(0.23)
From net realized gain on investments	—	(0.81)	(0.82)	(0.39)	(0.35)

Total distributions to shareholders	(0.14)	(0.93)	(1.13)	(0.67)	(0.58)

Net asset value - End of year	$9.45	$8.79	$9.50	$10.81	$10.83

Net assets - End of year (000’s omitted)	$33,056	$46,194	$74,947	$61,673	$70,556

Total return[3]	9.28%	2.97%	(1.87%)	6.37%	15.65%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.06%[4]	0.05%[5]	0.05%[6]	0.05%[7]	0.05%[7]
Net investment income[2]	1.44%	1.55%	1.33%	1.48%	1.34%
Series portfolio turnover[8]	118%	16%	42%	37%	19%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[4]	0.06%[5]	0.04%[6]	0.03%[7]	0.05%[7]

FOR THE PERIOD
TARGET 2020 SERIES CLASS R6	10/16/17[9] TO10/31/17
Per share data (for a share outstanding throughout the period): Net asset value - Beginning of period	$9.46

Income from investment operations:
Net investment income[10]	—
Net realized and unrealized gain on Underlying Series	(0.01)

Total from investment operations	(0.01)

Net asset value - End of period	$9.45

Net assets - End of period (000’s omitted)	$5

Total return[11]	(0.11%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4,12]
Net investment loss	(0.05%)[12]
Series portfolio turnover[8]	118%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

0.09%[4,12]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Calculated based on average shares outstanding during the period.

11Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

50

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2025 SERIES CLASS K	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.02	$11.82	$13.01	$12.50	$10.77

Income (loss) from investment operations:
Net investment income[1,2]	0.10	0.12	0.12	0.09	0.09
Net realized and unrealized gain (loss) on investments	1.01	0.15	(0.40)	0.80	1.85

Total from investment operations	1.11	0.27	(0.28)	0.89	1.94

Less distributions to shareholders:
From net investment income	(0.16)	(0.13)	(0.43)	(0.34)	(0.21)
From net realized gain on investments	—	(0.94)	(0.48)	(0.04)	—

Total distributions to shareholders	(0.16)	(1.07)	(0.91)	(0.38)	(0.21)

Net asset value - End of year	$11.97	$11.02	$11.82	$13.01	$12.50

Net assets - End of year (000’s omitted)	$25,591	$13,381	$11,896	$7,501	$710

Total return[3]	10.23%	2.86%	(2.31%)	7.28%	18.32%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[4]	0.30%[5]	0.30%[6]	0.30%[7]	0.30%[7]
Net investment income (loss)[2]	0.86%	1.08%	1.01%	0.66%	0.80%
Series portfolio turnover[8]	208%	51%	27%	30%	22%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.43%[4]	0.33%[5]	0.39%[6]	0.59%[7]	10.70%[7]
	FOR THE YEAR ENDED
TARGET 2025 SERIES CLASS R	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year): Net asset value - Beginning of year	$11.05	$11.86	$13.02	$12.53	$10.75

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.04	0.09	0.13	0.10	(0.01)
Net realized and unrealized gain (loss) on investments	1.04	0.14	(0.43)	0.75	1.98

Total from investment operations	1.08	0.23	(0.30)	0.85	1.97

Less distributions to shareholders:
From net investment income	(0.13)	(0.10)	(0.38)	(0.32)	(0.19)
From net realized gain on investments	—	(0.94)	(0.48)	(0.04)	—

Total distributions to shareholders	(0.13)	(1.04)	(0.86)	(0.36)	(0.19)

Net asset value - End of year	$12.00	$11.05	$11.86	$13.02	$12.53

Net assets - End of year (000’s omitted)	$12,693	$1,671	$2,101	$3,799	$1,540

Total return[9]	9.94%	2.50%	(2.44%)	6.93%	18.61%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[6]	0.55%[7]	0.55%[7]
Net investment income (loss)[2]	0.30%	0.87%	1.07%	0.75%	(0.10%)
Series portfolio turnover[8]	208%	51%	27%	30%	22%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.43%[4]	0.33%[5]	0.39%[6]	0.62%[7]	1.75%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

51

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2025 SERIES CLASS I	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.99	$11.80	$12.98	$12.47	$10.77

Income (loss) from investment operations:
Net investment income[1,2]	0.19	0.15	0.16	0.16	0.12
Net realized and unrealized gain (loss) on investments	0.95	0.14	(0.40)	0.75	1.81

Total from investment operations	1.14	0.29	(0.24)	0.91	1.93

Less distributions to shareholders:
From net investment income	(0.19)	(0.16)	(0.46)	(0.36)	(0.23)
From net realized gain on investments	—	(0.94)	(0.48)	(0.04)	—

Total distributions to shareholders	(0.19)	(1.10)	(0.94)	(0.40)	(0.23)

Net asset value - End of year	$11.94	$10.99	$11.80	$12.98	$12.47

Net assets - End of year (000’s omitted)	$2,123	$15,384	$15,539	$13,046	$9,373

Total return[3]	10.52%	3.04%	(2.00%)	7.51%	18.26%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]	0.05%[7]
Net investment income (loss)[2]	1.71%	1.38%	1.29%	1.22%	1.03%
Series portfolio turnover[8]	208%	51%	27%	30%	22%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.43%[4]	0.33%[5]	0.39%[6]	0.64%[7]	1.43%[7]

FOR THE PERIOD
TARGET 2025 SERIES CLASS R6	10/16/17[9] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$11.95

Income (loss) from investment operations:
Net investment income (loss)[10]	—
Net realized and unrealized gain on Underlying Series	(0.01)

Total from investment operations	(0.01)

Net asset value - End of period	$11.94

Net assets - End of period (000’s omitted)	$5

Total return[11]	(0.08%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4,12]
Net investment loss	(0.05%)[12]
Series portfolio turnover[8]	208%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

0.43%[4,12]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Calculated based on average shares outstanding during the period.

11Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

52

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2030 SERIES CLASS K	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.59	$9.78	$11.52	$11.40	$9.94

Income (loss) from investment operations:
Net investment income[1,2]	0.08	0.08	0.11	0.10	0.10
Net realized and unrealized gain (loss) on investments	0.98	0.13	(0.34)	0.73	1.86

Total from investment operations	1.06	0.21	(0.23)	0.83	1.96

Less distributions to shareholders:
From net investment income	(0.13)	(0.09)	(0.44)	(0.35)	(0.15)
From net realized gain on investments	—	(1.31)	(1.07)	(0.36)	(0.35)

Total distributions to shareholders	(0.13)	(1.40)	(1.51)	(0.71)	(0.50)

Net asset value - End of year	$9.52	$8.59	$9.78	$11.52	$11.40

Net assets - End of year (000’s omitted)	$89,018	$79,527	$79,169	$118,788	$91,676

Total return[3]	12.49%	3.12%	(2.33%)	7.67%	20.56%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[4]	0.30%[5]	0.30%[5]	0.30%[6]	0.30%[6]
Net investment income[2]	0.89%	0.94%	1.11%	0.87%	0.90%
Series portfolio turnover[7]	130%	22%	38%	27%	9%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.08%[4]	0.06%[5]	0.04%[5]	0.03%[6]	0.05%[6]
	FOR THE YEAR ENDED
TARGET 2030 SERIES CLASS R	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.51	$9.70	$11.37	$11.31	$9.87

Income (loss) from investment operations:
Net investment income[1,2]	0.05	0.07	0.10	0.07	0.07
Net realized and unrealized gain (loss) on investments	0.98	0.12	(0.30)	0.67	1.85

Total from investment operations	1.03	0.19	(0.20)	0.74	1.92

Less distributions to shareholders:
From net investment income	(0.11)	(0.07)	(0.40)	(0.32)	(0.13)
From net realized gain on investments	—	(1.31)	(1.07)	(0.36)	(0.35)

Total distributions to shareholders	(0.11)	(1.38)	(1.47)	(0.68)	(0.48)

Net asset value - End of year	$9.43	$8.51	$9.70	$11.37	$11.31

Net assets - End of year (000’s omitted)	$14,500	$7,832	$11,115	$20,894	$28,034

Total return[3]	12.20%	2.85%	(2.11%)	6.90%	20.19%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.56%[4]	0.55%[5]	0.55%[5]	0.55%[6]	0.55%[6]
Net investment income[2]	0.59%	0.84%	0.95%	0.62%	0.63%
Series portfolio turnover[7]	130%	22%	38%	27%	9%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.08%[4]	0.06%[5]	0.04%[5]	0.03%[6]	0.05%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

53

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2030 SERIES CLASS I	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.68	$9.87	$11.61	$11.48	$10.01

Income (loss) from investment operations:
Net investment income[1,2]	0.12	0.12	0.12	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.97	0.11	(0.32)	0.73	1.88

Total from investment operations	1.09	0.23	(0.20)	0.87	2.00

Less distributions to shareholders:
From net investment income	(0.15)	(0.11)	(0.47)	(0.38)	(0.18)
From net realized gain on investments	—	(1.31)	(1.07)	(0.36)	(0.35)

Total distributions to shareholders	(0.15)	(1.42)	(1.54)	(0.74)	(0.53)

Net asset value - End of year	$9.62	$8.68	$9.87	$11.61	$11.48

Net assets - End of year (000’s omitted)	$38,110	$53,551	$75,870	$58,075	$63,662

Total return[3]	12.76%	3.38%	(2.02%)	7.95%	20.81%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.06%[4]	0.05%[5]	0.05%[5]	0.05%[6]	0.05%[6]
Net investment income[2]	1.30%	1.36%	1.22%	1.23%	1.14%
Series portfolio turnover[7]	130%	22%	38%	27%	9%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.08%[4]	0.06%[5]	0.04%[5]	0.03%[6]	0.05%[6]

FOR THE PERIOD
TARGET 2030 SERIES CLASS R6	10/16/17[8] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$9.62

Income (loss) from investment operations:
Net investment income (loss)[9]	—
Net realized and unrealized gain on Underlying Series	(0.01)

Total from investment operations	(0.01)

Net asset value - End of period	$9.61

Net assets - End of period (000’s omitted)	$5

Total return[10]	(0.10%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4,11]
Net investment loss	(0.05%)[11]
Series portfolio turnover[7]	130%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

0.08%[4,11]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8Commencement of operations.

9Calculated based on average shares outstanding during the period.

10Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

11Annualized.

The accompanying notes are an integral part of the financial statements.

54

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2035 SERIES CLASS K	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.30	$12.32	$13.71	$13.22	$10.92

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.08	0.08	0.11	0.06	0.08
Net realized and unrealized gain (loss) on investments	1.50	0.21	(0.38)	0.99	2.35

Total from investment operations	1.58	0.29	(0.27)	1.05	2.43

Less distributions to shareholders:
From net investment income	(0.15)	(0.10)	(0.61)	(0.46)	(0.13)
From net realized gain on investments	(0.07)	(1.21)	(0.51)	(0.10)	—

Total distributions to shareholders	(0.22)	(1.31)	(1.12)	(0.56)	(0.13)

Net asset value - End of year	$12.66	$11.30	$12.32	$13.71	$13.22

Net assets - End of year (000’s omitted)	$18,235	$11,745	$8,979	$5,378	$465

Total return[3]	14.32%	3.13%	(2.20%)	8.17%	22.42%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[4]	0.30%[5]	0.30%[5]	0.30%[6]	0.30%[6]
Net investment income (loss)[2]	0.67%	0.71%	0.86%	0.44%	0.66%
Series portfolio turnover[7]	173%	22%	26%	24%	18%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.54%[4]	0.43%[5]	0.52%[5]	0.83%[6]	9.70%[6]
	FOR THE YEAR ENDED
TARGET 2035 SERIES CLASS R	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.33	$12.34	$13.72	$13.25	$10.91

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.03	0.06	0.08	0.07	— [8]
Net realized and unrealized gain (loss) on investments	1.52	0.21	(0.38)	0.93	2.44

Total from investment operations	1.55	0.27	(0.30)	1.00	2.44

Less distributions to shareholders:
From net investment income	(0.11)	(0.07)	(0.57)	(0.43)	(0.10)
From net realized gain on investments	(0.07)	(1.21)	(0.51)	(0.10)	—

Total distributions to shareholders	(0.18)	(1.28)	(1.08)	(0.53)	(0.10)

Net asset value - End of year	$12.70	$11.33	$12.34	$13.72	$13.25

Net assets - End of year (000’s omitted)	$7,112	$2,057	$2,337	$2,911	$1,172

Total return[3]	13.96%	2.92%	(2.44%)	7.82%	22.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[5]	0.55%[6]	0.55%[6]
Net investment income (loss)[2]	0.23%	0.50%	0.66%	0.49%	0.17%
Series portfolio turnover[7]	173%	22%	26%	24%	18%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.54%[4]	0.43%[5]	0.52%[5]	0.88%[6]	2.38%[6]
1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8Less than $0.01.

The accompanying notes are an integral part of the financial statements.

55

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2035 SERIES CLASS I	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.35	$12.36	$13.75	$13.25	$10.92

Income (loss) from investment operations:
Net investment income[1,2]	0.16	0.11	0.14	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.45	0.21	(0.38)	0.96	2.38

Total from investment operations	1.61	0.32	(0.24)	1.08	2.47

Less distributions to shareholders:
From net investment income	(0.18)	(0.12)	(0.64)	(0.48)	(0.14)
From net realized gain on investments	(0.07)	(1.21)	(0.51)	(0.10)	—

Total distributions to shareholders	(0.25)	(1.33)	(1.15)	(0.58)	(0.14)

Net asset value - End of year	$12.71	$11.35	$12.36	$13.75	$13.25

Net assets - End of year (000’s omitted)	$964	$11,455	$10,993	$9,487	$6,322

Total return[3]	14.53%	3.45%	(1.98%)	8.43%	22.81%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[6]	0.05%[6]
Net investment income (loss)[2]	1.37%	1.01%	1.07%	0.88%	0.75%
Series portfolio turnover[7]	173%	22%	26%	24%	18%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.54%[4]	0.43%[5]	0.52%[5]	0.91%[6]	2.40%[6]

FOR THE PERIOD
TARGET 2035 SERIES CLASS R6	10/16/17[8] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$12.71

Income (loss) from investment operations:
Net investment loss[9]	—
Net realized and unrealized gain on Underlying Series	—

Total from investment operations	—

Net asset value - End of period	$12.71

Net assets - End of period (000’s omitted)	$5

Total return[10]	0.00%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4,11]
Net investment loss	(0.05%)[11]
Series portfolio turnover[7]	173%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

0.54%[4,11]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8Commencement of operations.

9Calculated based on average shares outstanding during the period.

10Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

11Annualized.

The accompanying notes are an integral part of the financial statements.

56

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2040 SERIES CLASS K	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.73	$10.13	$12.50	$12.47	$10.29

Income (loss) from investment operations:
Net investment income[1,2]	0.05	0.05	0.09	0.07	0.06
Net realized and unrealized gain (loss) on investments	1.34	0.16	(0.32)	0.94	2.43

Total from investment operations	1.39	0.21	(0.23)	1.01	2.49

Less distributions to shareholders:
From net investment income	(0.11)	(0.06)	(0.61)	(0.48)	(0.07)
From net realized gain on investments	—	(1.55)	(1.53)	(0.50)	(0.24)

Total distributions to shareholders	(0.11)	(1.61)	(2.14)	(0.98)	(0.31)

Net asset value - End of year	$10.01	$8.73	$10.13	$12.50	$12.47

Net assets - End of year (000’s omitted)	$52,397	$55,920	$51,931	$83,655	$67,576

Total return[3]	16.08%	3.24%	(2.30%)	8.61%	24.81%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[4]	0.30%[5]	0.30%[5]	0.30%[6]	0.30%[6]
Net investment income[2]	0.54%	0.57%	0.80%	0.54%	0.49%
Series portfolio turnover[7]	127%	26%	45%	22%	13%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.14%[4]	0.10%[5]	0.08%[5]	0.06%[6]	0.09%[6]
	FOR THE YEAR ENDED
TARGET 2040 SERIES CLASS R	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.66	$10.06	$12.33	$12.39	$10.22

Income (loss) from investment operations:
Net investment income[1,2]	0.02	0.03	0.07	0.03	0.02
Net realized and unrealized gain (loss) on investments	1.34	0.15	(0.24)	0.86	2.42

Total from investment operations	1.36	0.18	(0.17)	0.89	2.44

Less distributions to shareholders:
From net investment income	(0.09)	(0.03)	(0.57)	(0.45)	(0.03)
From net realized gain on investments	—	(1.55)	(1.53)	(0.50)	(0.24)

Total distributions to shareholders	(0.09)	(1.58)	(2.10)	(0.95)	(0.27)

Net asset value - End of year	$9.93	$8.66	$10.06	$12.33	$12.39

Net assets - End of year (000’s omitted)	$7,946	$4,653	$5,226	$10,469	$15,993

Total return[3]	15.83%	2.94%	(1.91%)	7.60%	24.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.56%[4]	0.55%[5]	0.55%[5]	0.55%[6]	0.55%[6]
Net investment income[2]	0.25%	0.36%	0.62%	0.23%	0.20%
Series portfolio turnover[7]	127%	26%	45%	22%	13%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.14%[4]	0.10%[5]	0.08%[5]	0.06%[6]	0.09%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

57

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2040 SERIES CLASS I	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.81	$10.20	$12.58	$12.55	$10.35

Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.09	0.10	0.10	0.08
Net realized and unrealized gain (loss) on investments	1.33	0.15	(0.30)	0.94	2.45

Total from investment operations	1.42	0.24	(0.20)	1.04	2.53

Less distributions to shareholders:
From net investment income	(0.13)	(0.08)	(0.65)	(0.51)	(0.09)
From net realized gain on investments	—	(1.55)	(1.53)	(0.50)	(0.24)

Total distributions to shareholders	(0.13)	(1.63)	(2.18)	(1.01)	(0.33)

Net asset value - End of year	$10.10	$8.81	$10.20	$12.58	$12.55

Net assets - End of year (000’s omitted)	$23,656	$27,895	$43,552	$32,952	$33,545

Total return[3]	16.36%	3.60%	(2.08%)	8.81%	25.16%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.06%[4]	0.05%[5]	0.05%[5]	0.05%[6]	0.05%[6]
Net investment income[2]	0.91%	0.99%	0.96%	0.79%	0.71%
Series portfolio turnover[7]	127%	26%	45%	22%	13%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.14%[4]	0.10%[5]	0.08%[5]	0.06%[6]	0.09%[6]

FOR THE PERIOD
TARGET 2040 SERIES CLASS R6	10/16/17[8] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.09

Income (loss) from investment operations:
Net investment income (loss)[9]	—
Net realized and unrealized gain (loss) on Underlying Series	0.01

Total from investment operations	0.01

Net asset value - End of period	$10.10

Net assets - End of period (000’s omitted)	$5

Total return[10]	0.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4,11]
Net investment loss	(0.05%)[11]
Series portfolio turnover[7]	127%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

0.14%[4,11]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8Commencement of operations.

9Calculated based on average shares outstanding during the period.

10Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

11Annualized.

The accompanying notes are an integral part of the financial statements.

58

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2045 SERIES CLASS K	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.69	$12.71	$14.32	$13.73	$11.01

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.05	0.04	0.08	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.99	0.28	(0.34)	1.15	2.74

Total from investment operations	2.04	0.32	(0.26)	1.18	2.77

Less distributions to shareholders:
From net investment income	(0.13)	(0.06)	(0.77)	(0.52)	(0.05)
From net realized gain on investments	(0.16)	(1.28)	(0.58)	(0.07)	—

Total distributions to shareholders	(0.29)	(1.34)	(1.35)	(0.59)	(0.05)

Net asset value - End of year	$13.44	$11.69	$12.71	$14.32	$13.73

Net assets - End of year (000’s omitted)	$9,795	$6,793	$3,812	$3,041	$234

Total return[3]	17.87%	3.26%	(2.10%)	8.90%	25.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[4]	0.30%[5]	0.30%[6]	0.30%[7]	0.30%[7]
Net investment income (loss)[2]	0.43%	0.33%	0.58%	0.23%	0.26%
Series portfolio turnover[8]	175%	26%	28%	48%	20%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.97%[4]	0.89%[5]	1.21%[6]	1.95%[7]	17.80%[7]
	FOR THE YEAR ENDED
TARGET 2045 SERIES CLASS R	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.62	$12.64	$14.25	$13.66	$10.99

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.01	0.02	0.05	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.99	0.27	(0.35)	1.13	2.71

Total from investment operations	2.00	0.29	(0.30)	1.15	2.72

Less distributions to shareholders:
From net investment income	(0.10)	(0.03)	(0.73)	(0.49)	(0.05)
From net realized gain on investments	(0.16)	(1.28)	(0.58)	(0.07)	—

Total distributions to shareholders	(0.26)	(1.31)	(1.31)	(0.56)	(0.05)

Net asset value - End of year	$13.36	$11.62	$12.64	$14.25	$13.66

Net assets - End of year (000’s omitted)	$4,733	$1,731	$1,631	$1,825	$618

Total return[3]	17.52%	3.04%	(2.41%)	8.71%	24.87%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[6]	0.55%[7]	0.55%[7]
Net investment income (loss)[2]	0.10%	0.14%	0.36%	0.12%	0.11%
Series portfolio turnover[8]	175%	26%	28%	48%	20%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.97%[4]	0.89%[5]	1.21%[6]	2.06%[7]	9.07%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

59

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2045 SERIES CLASS I	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.71	$12.73	$14.35	$13.75	$11.01

Income (loss) from investment operations:
Net investment income[1,2]	0.11	0.07	0.11	0.08	0.06
Net realized and unrealized gain (loss) on investments	1.98	0.99	(0.35)	1.14	2.74

Total from investment operations	2.09	1.06	(0.24)	1.22	2.80

Less distributions to shareholders:
From net investment income	(0.16)	(0.80)	(0.80)	(0.55)	(0.06)
From net realized gain on investments	(0.16)	(1.28)	(0.58)	(0.07)	—

Total distributions to shareholders	(0.32)	(2.08)	(1.38)	(0.62)	(0.06)

Net asset value - End of year	$13.48	$11.71	$12.73	$14.35	$13.75

Net assets - End of year (000’s omitted)	$1,361	$5,548	$4,494	$2,894	$1,983

Total return[3]	18.29%	3.49%	(1.92%)	9.15%	25.58%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[6]	0.05%[7]	0.05%[7]
Net investment income (loss)[2]	0.90%	0.64%	0.86%	0.57%	0.46%
Series portfolio turnover[8]	175%	26%	28%	48%	20%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.97%[4]	0.89%[5]	1.21%[6]	2.14%[7]	6.82%[7]

FOR THE PERIOD
TARGET 2045 SERIES CLASS R6	10/16/17[9] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$13.46

Income (loss) from investment operations:
Net investment loss[10]	—
Net realized and unrealized gain on Underlying Series	0.02

Total from investment operations	0.02

Net asset value - End of period	$13.48

Net assets - End of period (000’s omitted)	$5

Total return[11]	0.15%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4,12]
Net investment loss	(0.05%)[12]
Series portfolio turnover[8]	175%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

0.97%[4,12]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Calculated based on average shares outstanding during the period.

11Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

60

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2050 SERIES CLASS K	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.41	$11.35	$13.73	$13.52	$10.81

Income (loss) from investment operations:
Net investment income[1,2]	0.04	0.04	0.09	0.05	0.05
Net realized and unrealized gain (loss) on investments	1.69	0.18	(0.32)	1.07	2.74

Total from investment operations	1.73	0.22	(0.23)	1.12	2.79

Less distributions to shareholders:
From net investment income	(0.11)	(0.04)	(0.72)	(0.54)	(0.05)
From net realized gain on investments	—	(2.12)	(1.43)	(0.37)	(0.03)

Total distributions to shareholders	(0.11)	(2.16)	(2.15)	(0.91)	(0.08)

Net asset value - End of year	$11.03	$9.41	$11.35	$13.73	$13.52

Net assets - End of year (000’s omitted)	$18,667	$14,874	$15,144	$47,531	$36,591

Total return[3]	18.55%	3.43%	(2.15%)	8.80%	25.99%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[4]	0.30%[5]	0.30%[5]	0.30%[6]	0.30%[6]
Net investment income[2]	0.39%	0.40%	0.72%	0.40%	0.37%
Series portfolio turnover[7]	139%	31%	49%	13%	5%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.41%[4]	0.37%[5]	0.26%[5]	0.18%[6]	0.26%[6]
	FOR THE YEAR ENDED
TARGET 2050 SERIES CLASS R	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.30	$11.25	$13.60	$13.43	$10.74

Income (loss) from investment operations:
Net investment income[2,8]	0.01	0.01	0.06	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.68	0.18	(0.29)	1.04	2.73

Total from investment operations	1.69	0.19	(0.23)	1.05	2.74

Less distributions to shareholders:
From net investment income	(0.08)	(0.02)	(0.69)	(0.51)	(0.02)
From net realized gain on investments	—	(2.12)	(1.43)	(0.37)	(0.03)

Total distributions to shareholders	(0.08)	(2.14)	(2.12)	(0.88)	(0.05)

Net asset value - End of year	$10.91	$9.30	$11.25	$13.60	$13.43

Net assets - End of year (000’s omitted)	$3,345	$2,433	$2,215	$5,140	$5,022

Total return[9]	18.35%	3.09%	(2.17%)	8.28%	25.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.56%[4]	0.55%[5]	0.55%[5]	0.55%[6]	0.55%[6]
Net investment income[2]	0.07%	0.12%	0.54%	0.10%	0.11%
Series portfolio turnover[7]	139%	31%	49%	13%	5%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.41%[4]	0.37%[5]	0.26%[5]	0.18%[6]	0.26%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8Calculated based on average shares outstanding during the periods.

9Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

61

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2050 SERIES CLASS I	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.48	$11.43	$13.82	$13.60	$10.88

Income (loss) from investment operations:
Net investment income[1,2]	0.07	0.07	0.10	0.08	0.07
Net realized and unrealized gain (loss) on investments	1.70	0.17	(0.29)	1.08	2.76

Total from investment operations	1.77	0.24	(0.19)	1.16	2.83

Less distributions to shareholders:
From net investment income	(0.13)	(0.07)	(0.77)	(0.57)	(0.08)
From net realized gain on investments	—	(2.12)	(1.43)	(0.37)	(0.03)

Total distributions to shareholders	(0.13)	(2.19)	(2.20)	(0.94)	(0.11)

Net asset value - End of year	$11.12	$9.48	$11.43	$13.82	$13.60

Net assets - End of year (000’s omitted)	$13,364	$12,928	$15,688	$12,077	$9,042

Total return[3]	18.91%	3.61%	(1.82%)	9.07%	26.21%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.06%[4]	0.05%[5]	0.05%[5]	0.05%[6]	0.05%[6]
Net investment income[2]	0.71%	0.73%	0.84%	0.62%	0.57%
Series portfolio turnover[7]	139%	31%	49%	13%	5%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.41%[4]	0.37%[5]	0.26%[5]	0.18%[6]	0.26%[6]

FOR THE PERIOD
TARGET 2050 SERIES CLASS R6	10/16/17[8] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$11.10

Income (loss) from investment operations:
Net investment income (loss)[9]	—
Net realized and unrealized gain (loss) on Underlying Series	0.02

Total from investment operations	0.02

Net asset value - End of period	$11.12

Net assets - End of period (000’s omitted)	$5

Total return[10]	0.18%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4,11]
Net investment loss	(0.05%)[11]
Series portfolio turnover[7]	139%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

0.41%[4,11]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8Commencement of operations.

9Calculated based on average shares outstanding during the period.

10Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

11Annualized.

The accompanying notes are an integral part of the financial statements.

62

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2055 SERIES CLASS K	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.70	$12.56	$13.94	$13.85	$11.04

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.05	0.03	0.09	0.06	(0.02)
Net realized and unrealized gain (loss) on investments	2.08	0.30	(0.35)	1.05	2.86

Total from investment operations	2.13	0.33	(0.26)	1.11	2.84

Less distributions to shareholders:
From net investment income	(0.13)	(0.05)	(0.74)	(0.55)	(0.03)
From net realized gain on investments	(0.13)	(1.14)	(0.38)	(0.47)	—

Total distributions to shareholders	(0.26)	(1.19)	(1.12)	(1.02)	(0.03)

Net asset value - End of year	$13.57	$11.70	$12.56	$13.94	$13.85

Net assets - End of year (000’s omitted)	$4,141	$2,380	$1,142	$1,777	$208

Total return[3]	18.61%	3.38%	(2.06%)	8.50%	25.79%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[4]	0.30%[5]	0.30%[5]	0.30%[6]	0.30%[6]
Net investment income (loss)[2]	0.37%	0.30%	0.68%	0.43%	(0.17%)
Series portfolio turnover[7]	186%	30%	55%	63%	605%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.15%[4]	2.44%[5]	3.68%[5]	4.79%[6]	62.25%[6]

	FOR THE YEAR ENDED
TARGET 2055 SERIES CLASS R	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.59	$12.45	$13.83	$13.77	$11.03

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.01	0.01	0.05	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	2.07	0.30	(0.34)	1.04	2.77

Total from investment operations	2.08	0.31	(0.29)	1.07	2.76

Less distributions to shareholders:
From net investment income	(0.11)	(0.03)	(0.71)	(0.54)	(0.02)
From net realized gain on investments	(0.13)	(1.14)	(0.38)	(0.47)	—

Total distributions to shareholders	(0.24)	(1.17)	(1.09)	(1.01)	(0.02)

Net asset value - End of year	$13.43	$11.59	$12.45	$13.83	$13.77

Net assets - End of year (000’s omitted)	$2,388	$519	$409	$515	$51

Total return[3]	18.28%	3.18%	(2.32%)	8.21%	25.01%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[5]	0.55%[6]	0.55%[6]
Net investment income (loss)[2]	0.04%	0.11%	0.39%	0.24%	(0.07%)
Series portfolio turnover[7]	186%	30%	55%	63%	605%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.15%[4]	2.44%[5]	3.68%[5]	5.39%[6]	129.56%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

63

Financial Highlights

	FOR THE YEAR ENDED
TARGET 2055 SERIES CLASS I	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.81	$12.66	$14.05	$13.94	$11.05

Income (loss) from investment operations:
Net investment income[1,2]	0.12	0.07	0.10	0.08	— [3]
Net realized and unrealized gain (loss) on investments	2.06	0.30	(0.33)	1.07	2.94

Total from investment operations	2.18	0.37	(0.23)	1.15	2.94

Less distributions to shareholders:
From net investment income	(0.16)	(0.08)	(0.78)	(0.57)	(0.05)
From net realized gain on investments	(0.13)	(1.14)	(0.38)	(0.47)	—

Total distributions to shareholders	(0.29)	(1.22)	(1.16)	(1.04)	(0.05)

Net asset value - End of year	$13.70	$11.81	$12.66	$14.05	$13.94

Net assets - End of year (000’s omitted)	$210	$2,783	$1,658	$872	$366

Total return[4]	18.87%	3.69%	(1.83%)	8.75%	26.67%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[5]	0.05%[6]	0.05%[6]	0.05%[7]	0.05%[7]
Net investment income (loss)[2]	0.95%	0.58%	0.80%	0.57%	(0.03%)
Series portfolio turnover[8]	186%	30%	55%	63%	605%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average the expense ratios (to average net assets) would have been increased by the following amount:

	2.15%[5]	2.44%[6]	3.68%[6]	7.80%[7]	8.21%[7]

FOR THE PERIOD
TARGET 2055 SERIES CLASS R6	10/16/17[9] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$13.68

Income (loss) from investment operations:
Net investment loss[10]	—
Net realized and unrealized gain on Underlying Series	0.02

Total from investment operations	0.02

Net asset value - End of period	$13.70

Net assets - End of period (000’s omitted)	$5

Total return[11]	0.15%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[5]
Net investment loss	(0.05%)[12]
Series portfolio turnover[8]	186%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

2.15%[5]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Less than $0.01.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Calculated based on average shares outstanding during the period.

11Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

64

Financial Highlights

	FOR THE YEAR ENDED		FOR THE PERIOD
TARGET 2060 SERIES CLASS K	10/31/17	10/31/16	9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.67	$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.04	0.01	(0.00)[4]
Net realized and unrealized gain on investments	1.91	0.34	0.36

Total from investment operations	1.95	0.35	0.36

Less distributions to shareholders:
From net investment income	(0.12)	(0.04)	—
From net realized gain on investments	(0.05)	—	—

Total distributions to shareholders	(0.17)	(0.04)	—

Net asset value - End of period	$12.45	$10.67	$10.36

Net assets - End of period (000’s omitted)	$3,284	$1,407	$52

Total return[5]	18.56%	3.45%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.31%[6]	0.30%[7]	0.30%[8,9]
Net investment income (loss)[3]	0.39%	0.10%	(0.30%)[8]
Series portfolio turnover[10]	173%	14%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	5.26%[6]	9.37%[7]	151.35%[8,9,11]
	FOR THE YEAR ENDED		FOR THE PERIOD
TARGET 2060 SERIES CLASS R	10/31/17	10/31/16	9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.65	$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	— [4]	0.01	(0.01)[4]
Net realized and unrealized gain on investments	1.92	0.31	0.37

Total from investment operations	1.92	0.32	0.36

Less distributions to shareholders:
From net investment income	(0.09)	(0.03)	—
From net realized gain on investments	(0.05)	—	—

Total distributions to shareholders	(0.14)	(0.03)	—

Net asset value - End of period	$12.43	$10.65	$10.36

Net assets - End of period (000’s omitted)	$1,242	$182	$56

Total return[5]	18.29%	3.16%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.55%[7]	0.55%[8,9]
Net investment income (loss)[3]	(0.01%)	0.09%	(0.55%)[8]
Series portfolio turnover[10]	173%	14%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	5.26%[6]	9.37%[7]	151.35%[8,9,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $(0.01) .

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84% . 8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83% .

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

65

Financial Highlights

	FOR THE YEAR ENDED		FOR THE PERIOD
TARGET 2060 SERIES CLASS I	10/31/17	10/31/16	9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.68	$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.08	0.07	(0.00)[4]
Net realized and unrealized gain on investments	1.89	0.31	0.36

Total from investment operations	1.97	0.38	0.36

Less distributions to shareholders:
From net investment income	(0.14)	(0.06)	—
From net realized gain on investments	(0.05)	—	—

Total distributions to shareholders	(0.19)	(0.06)	—

Net asset value - End of period	$12.46	$10.68	$10.36

Net assets - End of period (000’s omitted)	$104	$56	$52

Total return[5]	18.80%	3.71%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[8,9]
Net investment income (loss)[3]	0.72%	0.65%	(0.05%)[8]
Series portfolio turnover[10]	173%	14%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts::

	5.26%[6]	9.37%[7]	151.34%[8,9,11]

FOR THE PERIOD
TARGET 2060 SERIES CLASS R6	10/16/17[1] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$12.44

Income (loss) from investment operations:
Net investment loss[12]	—
Net realized and unrealized gain on Underlying Series	0.02

Total from investment operations	0.02

Net asset value - End of period	$12.46

Net assets - End of period (000’s omitted)	$5

Total return[13]	0.16%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6,8]
Net investment loss	(0.05%)[8]
Series portfolio turnover[10]	173%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

5.26%[6,8]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $(0.01) .

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84% . 8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83% .

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

12Calculated based on average shares outstanding during the period.

13Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

66

Notes to Financial Statements

1.	Organization

Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”) according to a target asset allocation strategy. The Series are designed to provide single investment portfolios that adjust over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolios become more conservative with a larger fixed-income investment component. The financial statements of the Underlying Series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue four classes of shares (Class K, R, I and R6). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2017, 10.6 billion shares have been designated in total among 39 series, of which 40 million have been designated in each of the Series for Class K and R common stock, 100 million have been designated in each of the Series for Class I common stock and 40 million have been designated in each of the Series for Class R6 common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

67

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

	TARGET INCOME SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$98,989,721	$98,989,721	$—	$—

Total assets	$98,989,721	$98,989,721	$—	$—

	TARGET 2015 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$4,558,377	$4,558,377	$—	$—

Total assets	$4,558,377	$4,558,377	$—	$—

	TARGET 2020 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$114,576,131	$114,576,131	$—	$—

Total assets	$114,576,131	$114,576,131	$—	$—

	TARGET 2025 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$40,240,981	$40,240,981	$—	$—

Total assets	$40,240,981	$40,240,981	$—	$—

	TARGET 2030 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$141,685,558	$141,685,558	$—	$—

Total assets	$141,685,558	$141,685,558	$—	$—

	TARGET 2035 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$26,317,207	$26,317,207	$—	$—

Total assets	$26,317,207	$26,317,207	$—	$—

68

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	TARGET 2040 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$84,028,194	$84,028,194	$—	$—

Total assets	$84,028,194	$84,028,194	$—	$—

	TARGET 2045 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$15,890,716	$15,890,716	$—	$—

Total assets	$15,890,716	$15,890,716	$—	$—

	TARGET 2050 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$35,389,255	$35,389,255	$—	$—

Total assets	$35,389,255	$35,389,255	$—	$—

	TARGET 2055 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$6,736,319	$6,736,319	$—	$—

Total assets	$6,736,319	$6,736,319	$—	$—

	TARGET 2060 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$4,618,675	$4,618,675	$—	$—

Total assets	$4,618,675	$4,618,675	$—	$—

There were no Level 2 or Level 3 securities held by any of the Series as of October 31, 2016 or October 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the Underlying Series.

69

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2017, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series tax returns remains open for the years ended October 31, 2014 through October 31, 2017. The statute of limitations on Target 2060 Series remains open for the period ended October 31, 2015 and the years ended October 31, 2016 through 2017. The Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

70

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive a fee for the services it performs for the Series. However, the Advisor is entitled to receive the management fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class K, Class R and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Prior to August 21, 2017, the Advisor has contractually agreed, until at least February 28, 2020 for Target Income Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, Target 2050 Series, until at least February 28, 2023 for Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series and Target 2055 Series and until at least February 28, 2026 for Target 2060 Series, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of distribution and service fees, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses was limited to direct operating expenses and, therefore, did not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. Effective August 21, 2017, the Advisor has contractually agreed, until at least February 29, 2028 to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.20% of the average daily net assets of the Class I, Class K, and Class R shares, and 0.05% of the average daily net assets of the Class R6 shares. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended October 31, 2017, the Advisor reimbursed expenses of $120,287 for Target Income Series, $135,553 for Target 2015 Series, $110,510 for Target 2020 Series, $137,471 for Target 2025 Series, $113,862 for Target 2030 Series, $136,425 Target 2035 Series, $122,063 for Target 2040 Series, $138,965 for Target 2045 Series, $137,237 for Target 2050 Series, $138,577 for Target 2055 series and $135,235 for Target 2060 Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares and 0.50% of average daily net assets attributable to Class R shares. There are no distribution and services fees on Class I and Class R6 shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.00225% of average daily net assets of the Target Series with an annual base fee of $40,000 per Target series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain

71

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund continues to pay the Advisor the annual fee related to fund accounting and administration of 0.00225% of average daily net assets of the Target Series with an annual base fee of $40,000 per Target series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2017, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Target Income Series	$127,959,902	$110,967,965
Target 2015 Series	$7,836,223	$10,278,881
Target 2020 Series	$148,298,962	$170,910,439
Target 2025 Series	$73,921,987	$66,420,276
Target 2030 Series	$180,597,606	$192,097,603
Target 2035 Series	$43,591,007	$45,240,035
Target 2040 Series	$109,965,656	$124,588,735
Target 2045 Series	$25,066,163	$25,124,432
Target 2050 Series	$46,511,730	$45,872,244
Target 2055 Series	$11,980,333	$11,846,113
Target 2060 Series	$7,162,675	$4,550,514

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers of Manning & Napier during the year ended October 31, 2017 is set forth below:

TARGET INCOME SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Conservative Term Series - Class I	$77,860,136	$27,615,050	$109,789,417	$—	—	$1,464,538	$1,745,463	$2,746,188
Blended Asset Conservative Series - Class R6	—	100,344,852	1,178,548	98,989,721	9,123,477	—	(1,779)	(174,804)

	$77,860,136	$127,959,902	$110,967,965	$98,989,721		$1,464,538	$1,743,684	$2,571,384

72

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2015 SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Conservative Term Series - Class I	$1,492,103	$1,859,024	$3,474,210	$—	—	$31,951	$204,680	$(78,231)
Pro-Blend® Moderate Term Series - Class I	5,253,558	1,407,519	6,801,801	—	—	59,143	259,784	(25,494)
Blended Asset Conservative Series - Class R6	—	1,770,757	1,148	1,766,362	162,798	—	(3)	(3,244)
Blended Asset Moderate Series - Class R6	—	2,798,923	1,722	2,792,015	260,206	—	(6)	(5,180)

	$6,745,661	$7,836,223	$10,278,881	$4,558,377		$91,094	$464,455	$(112,149)

TARGET 2020 SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Extended Term Series - Class I	$25,895,822	$4,319,261	$31,661,060	$—	—	$314,876	$180,828	$1,690,286
Pro-Blend® Moderate Term Series - Class I	104,141,036	28,859,812	138,917,166	—	—	1,432,027	6,134,617	1,816,174
Blended Asset Extended Series - Class R6	—	17,854,122	49,832	17,770,393	1,723,607	—	(88)	(33,809)
Blended Asset Moderate Series - Class R6	—	97,265,767	282,381	96,805,738	9,021,970	—	(570)	(177,078)

	$130,036,858	$148,298,962	$170,910,439	$114,576,131		$1,746,903	$6,314,787	$3,295,573

TARGET 2025 SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Extended Term Series - Class I	$22,562,748	$18,053,499	$42,138,118	$—	—	$290,338	$1,810,744	$70,545
Pro-Blend® Moderate Term Series - Class I	7,893,230	15,551,431	24,279,026	—	—	134,719	1,480,604	(495,700)
Blended Asset Extended Series - Class R6	—	24,475,725	1,879	24,428,863	2,369,434	—	(10)	(44,972)
Blended Asset Moderate Series - Class R6	—	15,841,332	1,253	15,812,118	1,473,636	—	(6)	(27,955)

	$30,455,978	$73,921,987	$66,420,276	$40,240,981		$425,057	$3,291,332	$(498,082)

73

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2030 SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Extended Term Series - Class I	$113,170,271	$32,290,550	$155,222,071	$—	—	$—	$6,106,670	$5,507,781
Pro-Blend® Maximum Term Series - Class I	27,798,164	4,951,181	35,411,645	—	—	—	2,192,424	1,470,921
Blended Asset Extended Series - Class R6	—	120,610,340	1,244,304	119,139,003	11,555,674	1,578,166	(2,451)	(224,583)
Blended Asset Maximum Series - Class R6	—	22,745,535	219,583	22,546,555	1,943,669	164,679	362	20,241

	$140,968,435	$180,597,606	$192,097,603	$141,685,558		$1,742,845	$8,297,005	$6,774,360

TARGET 2035 SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Extended Term Series - Class I	$13,951,289	$10,667,495	$25,929,646	$—	—	$202,228	$974,867	$562,048
Pro-Blend® Maximum Term Series - Class I	11,327,290	6,486,509	19,208,447	—	—	79,657	1,158,923	638,825
Blended Asset Extended Series - Class R6	—	15,454,403	61,165	15,365,587	1,490,358	—	(339)	(27,311)
Blended Asset Maximum Series - Class R6	—	10,982,600	40,777	10,951,620	944,105	—	(178)	9,974

	$25,278,579	$43,591,007	$45,240,035	$26,317,207		$281,885	$2,133,273	$1,183,536

TARGET 2040 SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Extended Term Series - Class I	$26,725,527	$11,475,556	$40,787,148	$—	—	$373,931	$3,354,274	$(323,961)
Pro-Blend® Maximum Term Series - Class I	61,785,384	14,413,777	83,756,113	—	—	396,817	6,877,610	2,939,668
Blended Asset Extended Series - Class R6	—	28,134,042	15,916	28,065,508	2,722,164	—	(66)	(52,552)
Blended Asset Maximum Series - Class R6	—	55,942,281	29,558	55,962,686	4,824,370	—	(43)	50,006

	$88,510,911	$109,965,656	124,588,735	$84,028,194		$770,748	$10,231,775	$2,613,161

74

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2045 SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Extended Term Series - Class I	$723,592	$1,434,672	$2,289,296	$—	—	$14,472	$188,585	$(45,868)
Pro-Blend® Maximum Term Series - Class I	13,367,251	7,708,181	22,792,873	—	—	99,884	2,028,529	155,789
Blended Asset Extended Series - Class R6	—	1,500,310	4,226	1,493,246	144,835	—	(22)	(2,815)
Blended Asset Extended Series - Class R6	—	14,423,000	38,037	14,397,470	1,241,161	—	(120)	12,627

	$14,090,843	$25,066,163	$25,124,432	$15,890,716		$114,356	$2,216,972	$119,733

TARGET 2050 SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Maximum Term Series - Class I	$30,260,955	$11,136,994	$45,854,294	$—	—	$239,964	$5,975,091	$(385,463)
Blended Asset Maximum Series - Class R6	—	35,374,736	17,950	35,389,255	3,050,798		6	32,463

	$30,260,955	$46,511,730	$45,872,244	$35,389,255		$239,964	$5,975,097	$(353,000)

TARGET 2055 SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Maximum Term Series - Class I	$5,698,492	$5,242,520	$11,838,649	$—	—	$50,878	$1,183,794	$(68,340)
Blended Asset Maximum Series - Class R6	—	6,737,813	7,464	6,736,319	580,717		(46)	6,016

	$5,698,492	$11,980,333	$11,846,113	$6,736,319		$50,878	$1,183,748	$(62,324)

TARGET 2060 SERIES	VALUE AT 10/31/16	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/17	SHARES HELD AT 10/31/17	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Pro-Blend® Maximum Term Series - Class I	$1,634,290	$2,546,843	$4,549,177	$—	—	$17,357	$549,700	$(122,107)
Blended Asset Maximum Series - Class R6	—	4,615,832	1,337	4,618,675	398,162	—	(4)	4,183

	$1,634,290	$7,162,675	$4,550,514	$4,618,675		$17,357	$549,696	$(117,924)

75

Notes to Financial Statements (continued)

6.	Capital Stock Transactions

Transactions in Class K, Class R, Class I and Class R6 shares:

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	2,337,440	$22,659,341	291,450	$2,699,840	1,017,890	$9,772,506	27,173	$249,188
Reinvested	106,700	992,014	451,377	4,034,189	2,785	26,048	13,197	116,622
Repurchased	(1,119,121)	(10,770,060)	(820,747)	(7,551,216)	(129,081)	(1,229,453)	(173,347)	(1,566,756)

Total	1,325,019	$12,881,295	(77,920)	$(817,187)	891,594	$8,569,101	(132,977)	$(1,200,946)

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	131,766	$1,259,979	347,344	$3,194,089	504	$5,000
Reinvested	21,427	199,890	152,209	1,362,864	—	—
Repurchased	(634,616)	(6,088,342)	(1,851,774)	(16,996,551)	—	—

Total	(481,423)	$(4,628,473)	(1,352,221)	$(12,439,598)	504	$5,000

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	127,914	$1,381,081	62,583	$642,540	1,512	$15,971	18,594	$194,143
Reinvested	4,600	47,515	27,544	274,036	7	72	6,640	66,231
Repurchased	(68,059)	(726,662)	(91,358)	(958,718)	(74,290)	(780,760)	(23,850)	(246,457)

Total	64,455	$701,934	(1,231)	$(42,142)	(72,771)	$(764,717)	1,384	$13,917

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	71,237	$759,360	116,263	$1,214,003	446	$5,000
Reinvested	3,867	40,103	32,415	323,149	—	—
Repurchased	(298,585)	(3,249,874)	(353,871)	(3,680,640)	—	—

Total	(223,481)	$(2,450,411)	(205,193)	$(2,143,488)	446	$5,000

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	2,172,901	$19,607,802	1,305,446	$11,225,249	886,323	$8,009,764	120,070	$1,035,174
Reinvested	121,288	1,040,715	930,849	7,694,487	6,480	55,423	82,322	671,918
Repurchased	(3,836,660)	(34,880,548)	(1,645,190)	(13,965,905)	(250,464)	(2,227,372)	(552,566)	(4,681,053)

Total	(1,542,471)	$(14,232,031)	591,105	$4,953,831	642,339	$5,837,815	(350,174)	$(2,973,961)

76

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	682,033	$6,089,825	1,286,155	$11,021,607	529	$5,000
Reinvested	80,657	698,280	844,057	7,001,908	—	—
Repurchased	(2,516,290)	(23,043,275)	(4,770,059)	(40,795,617)	—	—

Total	(1,753,600)	$(16,255,170)	(2,639,847)	$(22,772,102)	529	$5,000

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,510,708	$17,519,643	467,793	$4,994,054	1,041,870	$12,170,838	54,859	$593,336
Reinvested	18,798	204,099	101,304	1,050,543	2,406	26,982	17,327	180,276
Repurchased	(605,174)	(6,888,059)	(361,044)	(3,915,258)	(137,641)	(1,565,471)	(98,175)	(1,083,882)

Total	924,332	$10,835,683	208,053	$2,129,339	906,635	$10,632,349	(25,989)	$(310,270)

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	370,555	$4,134,606	517,067	$5,465,046	418	$5,000
Reinvested	19,004	205,945	115,478	1,193,313	—	—
Repurchased	(1,611,229)	(18,497,112)	(550,169)	(5,887,382)	—	—

Total	(1,221,670)	$(14,156,561)	82,376	$770,977	418	$5,000

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	2,778,652	$25,188,374	1,694,389	$14,348,192	1,104,982	$10,086,182	250,656	$2,128,933
Reinvested	134,225	1,140,501	1,374,384	11,055,567	10,235	86,458	188,656	1,503,830
Repurchased	(2,812,564)	(25,309,781)	(1,907,673)	(16,100,675)	(497,936)	(4,376,457)	(664,989)	(5,538,279)

Total	100,313	$1,019,094	1,161,100	$9,303,084	617,281	$5,796,183	(225,677)	$(1,905,516)

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	758,409	$6,802,909	2,094,466	$17,737,192	520	$5,000
Reinvested	97,154	836,401	1,283,151	10,415,335	—	—
Repurchased	(3,060,611)	(28,059,927)	(4,895,870)	(41,458,493)	—	—

Total	(2,205,048)	$(20,420,617)	(1,518,253)	$(13,305,966)	520	$5,000

77

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	814,585	$9,738,361	351,735	$3,894,983	544,941	$6,670,222	59,111	$661,176
Reinvested	21,885	243,472	93,428	986,375	2,155	24,341	23,231	246,041
Repurchased	(434,491)	(5,179,247)	(135,108)	(1,515,115)	(168,720)	(1,949,856)	(90,137)	(1,026,108)

Total	401,979	$4,802,586	310,055	$3,366,243	378,376	$4,744,707	(7,795)	$(118,891)

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	234,658	$2,741,000	319,194	$3,547,836	393	$5,000
Reinvested	21,053	235,530	98,371	1,041,834	—	—
Repurchased	(1,189,172)	(14,478,654)	(297,550)	(3,303,800)	—	—

Total	(933,461)	$(11,502,124)	120,015	$1,285,870	393	$5,000

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,845,055	$17,096,157	1,554,166	$13,422,232	619,963	$5,888,746	153,036	$1,314,309
Reinvested	74,153	646,006	988,495	8,039,047	5,183	44,814	95,772	773,837
Repurchased	(3,091,920)	(29,044,040)	(1,262,302)	(10,771,998)	(362,011)	(3,348,998)	(231,078)	(1,973,607)

Total	(1,172,712)	$(11,301,877)	1,280,359	$10,689,281	263,135	$2,584,562	17,730	$114,539

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	457,484	$4,244,538	1,256,700	$10,855,100	496	$5,000
Reinvested	45,229	401,029	837,290	6,857,643	—	—
Repurchased	(1,327,779)	(12,659,051)	(3,193,800)	(27,398,097)	—	—

Total	(825,066)	$(8,013,484)	(1,099,810)	$(9,685,354)	496	$5,000

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	289,509	$3,610,585	359,766	$4,060,529	309,595	$3,960,365	50,566	$574,273
Reinvested	14,998	172,547	36,161	392,942	2,194	24,869	16,008	173,049
Repurchased	(157,105)	(1,895,184)	(114,721)	(1,348,393)	(106,658)	(1,260,324)	(46,586)	(520,816)

Total	147,402	$1,887,948	281,206	$3,105,078	205,131	$2,724,910	19,988	$226,506

78

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	187,597	$2,278,160	233,312	$2,675,671	371	$5,000
Reinvested	11,904	137,492	40,647	442,586	—	—
Repurchased	(572,125)	(7,274,559)	(153,290)	(1,746,024)	—	—

Total	(372,624)	$(4,858,907)	120,669	$1,372,233	371	$5,000

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	719,001	$7,297,415	615,347	$5,742,120	254,979	$2,619,581	108,335	$1,007,919
Reinvested	18,205	173,482	310,802	2,716,712	2,280	21,200	46,733	404,245
Repurchased	(626,193)	(6,386,413)	(679,051)	(6,294,490)	(212,192)	(2,122,025)	(90,474)	(867,198)

Total	111,013	$1,084,484	247,098	$2,164,342	45,067	$518,756	64,594	$544,966

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	449,709	$4,542,067	807,462	$7,577,254	451	$5,000
Reinvested	18,875	182,278	337,574	2,961,455	—	—
Repurchased	(630,302)	(6,584,168)	(1,154,509)	(10,787,205)	—	—

Total	(161,718)	$(1,859,823)	(9,473)	$(248,496)	451	$5,000

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	183,894	$2,305,123	148,413	$1,727,779	166,456	$2,131,519	23,384	$266,230
Reinvested	4,973	57,576	9,758	106,036	955	11,041	3,757	40,453
Repurchased	(86,995)	(1,064,756)	(45,778)	(535,658)	(34,345)	(418,012)	(15,214)	(174,567)

Total	101,872	$1,297,943	112,393	$1,298,157	133,066	$1,724,548	11,927	$132,116

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	141,581	$1,738,110	184,679	$2,129,798	365	$5,000
Reinvested	5,949	69,828	14,516	159,002	—	—
Repurchased	(367,843)	(4,785,227)	(94,535)	(1,102,471)	—	—

Total	(220,313)	$(2,977,289)	104,660	$1,186,329	365	$5,000

79

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2060 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	134,187	$1,564,437	129,353	$1,262,758	97,802	$1,164,532	13,406	$140,049
Reinvested	2,389	25,579	82	841	196	2,130	23	231
Repurchased	(4,631)	(53,278)	(2,623)	(27,435)	(15,100)	(164,344)	(1,763)	(18,680)

Total	131,945	$1,536,738	126,812	$1,236,164	82,898	$1,002,318	11,666	$121,600

TARGET 2060 SERIES:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	4,721	$53,596	494	$5,214	402	$5,000
Reinvested	108	1,164	30	302	—	—
Repurchased	(1,774)	(20,121)	(267)	(2,839)	—	—

Total	3,055	$34,639	257	$2,677	402	$5,000

1Commencement of operations.

The following table represents instances at October 31, 2017, where a shareholder account owned greater than 10% of a Series:

SERIES	NUMBER OF ACCOUNTS OVER 10%	PERCENTAGE OF THE SERIES
Target Income Series	1	55.4%
Target 2015 Series	3	40.6%
Target 2020 Series	2	61.7%
Target 2030 Series	2	58.1%
Target 2035 Series	1	22.3%
Target 2040 Series	2	56.9%
Target 2045 Series	1	22.6%
Target 2050 Series	2	53.9%
Target 2055 Series	1	12.4%
Target 2060 Series	1	57.2%

At October 31, 2017, the Advisor and its affiliates owned 4.2% of the Target 2060 Series and 0.1% or less of each remaining Series. Investment activities of these shareholders may have a material effect on the Series.

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were directly held by the Series as of October 31, 2017.

80

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are primarily due to differing book and tax treatment in the timing and recognition on net investment income or gains and losses, including losses deferred due to wash sales. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2017, the reclassifications were as follows:

SERIES	FROM ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS	TO UNDISTRIBUTED NET INVESTMENT INCOME
Target 2015 Series	$(12,627)	$12,627
Target 2020 Series	$(403,332)	$403,332
Target 2025 Series	$(129,331)	$129,331
Target 2030 Series	$(769,106)	$769,106
Target 2035 Series	$(151,722)	$151,722
Target 2040 Series	$(601,985)	$601,985
Target 2045 Series	$(99,965)	$99,965
Target 2050 Series	$(234,049)	$234,049
Target 2055 Series	$(44,963)	$44,963
Target 2060 Series	$(12,277)	$12,277

The reclassifications relate primarily to distributions from investments in the Underlying Series. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	TARGET INCOME SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Ordinary income (2017)	$1,234,782	$90,007	$1,858,404	$475,544	$2,163,446
Ordinary income (2016)	$1,645,777	$93,014	$1,874,595	$364,967	$1,748,667
Long-term capital gain (2016)	$3,977,013	$586,220	$13,936,678	$2,302,313	$22,083,706

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES	TARGET 2060 SERIES
Ordinary income (2017)	$361,500	$1,141,133	$174,047	$391,345	$75,733	$24,681
Ordinary income (2016)	$197,409	$708,610	$53,027	$163,983	$19,089	$1,375
Long-term capital gain (2017)	$164,470	$—	$177,024	$—	$68,636	$4,290
Long-term capital gain (2016)	$2,198,508	$15,564,808	$1,000,433	$6,162,262	$303,315	$—

At October 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation (depreciation) based on the identified cost of investments for federal income tax purposes were as follows:

	TARGET INCOME SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Cost for federal income tax purposes	$99,166,304	$4,566,810	$114,787,676	$40,313,924	$141,892,358
Unrealized appreciation	—	—	—	—	20,241
Unrealized depreciation	(176,583)	(8,433)	(211,545)	(72,943)	(227,041)

Net unrealized depreciation	$(176,583)	$(8,433)	$(211,545)	$(72,943)	$(206,800)

Undistributed ordinary income	$69,715	$5,301	$95,605	$40,193	$113,350
Capital loss carryforward	$(406,009)	$(431,980)	$(2,328,975)	$—	$(1,622,824)

81

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES	TARGET 2060 SERIES
Cost for federal income tax purposes	$26,335,062	$84,030,849	$15,881,046	$35,356,798	$6,730,348	$4,614,496
Unrealized appreciation	9,974	50,006	12,626	32,463	6,016	4,183
Unrealized depreciation	(27,829)	(52,661)	(2,956)	(6)	(45)	(4)

Net unrealized appreciation (depreciation)	$(17,855)	$(2,655)	$9,670	$32,457	$5,971	$4,179

Undistributed ordinary income	$293,859	$1,100,601	$309,091	$1,050,862	$299,907	$186,504
Undistributed long-term capital gains	$94,357	$579,983	$581,285	$1,612,958	$328,459	$350,689

At October 31, 2017, Target Income Series, Target 2015 Series, Target 2020 Series and Target 2030 Series had net long-term capital loss carryforwards of $406,009, $431,980, $2,328,975 and $1,622,824, respectively, which may be carried forward indefinitely.

As of October 31, 2017, the capital loss carryover utilized in the current year for Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series was $1,193,298, $142,952, $1,532,299, $919,183, $2,645,205, $2,229,560 and $439,584, respectively.

82

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (eleven of the series constituting Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2017

83

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$469,107
Target 2015 Series	33,896
Target 2020 Series	748,102
Target 2025 Series	200,207
Target 2030 Series	1,048,188
Target 2035 Series	115,541
Target 2040 Series	382,413
Target 2045 Series	49,357
Target 2050 Series	88,327
Target 2055 Series	11,559
Target 2060 Series	5,125

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Target Income Series	28.84%
Target 2015 Series	23.64%
Target 2020 Series	23.14%
Target 2025 Series	24.19%
Target 2030 Series	28.63%
Target 2035 Series	19.63%
Target 2040 Series	21.72%
Target 2045 Series	19.81%
Target 2050 Series	16.15%
Target 2055 Series	10.14%
Target 2060 Series	15.73%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2017 as follows:

Series
Target 2035 Series	$99,299
Target 2040 Series	608,982
Target 2045 Series	610,349
Target 2050 Series	1,693,606
Target 2055 Series	344,928
Target 2060 Series	368,231

84

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc.
Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:

Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments);

Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).

Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-present); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

85

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Boston Early Music Festival (non-profit)(2007-present);
Past 5 Years:	Amherst Early Music, Inc. (non-profit)(2009-present);
Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. Gotham Early Music Scene, Inc. (non-profit)(1989-2010);
New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House
(museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 - 2015) -Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund
Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary
(2011-2016) - Manning & Napier Fund, Inc.

86

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting
Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier
Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016)- Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning &
Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy
Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC and affiliates since 2009
Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:

Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary

Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

87

{This page intentionally left blank}

88

{This page intentionally left blank}

89

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTGT-10/17-AR

MANNING & NAPIER.

# Manning & Napier Fund, Inc.

Annual Report | October 31, 2017

www.manning-napier.com

DISCIPLINED VALUE SERIES

Disciplined Value Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Just one year ago, many investors were anticipating a widespread sell-off in domestic equity markets after Donald Trump won the election for the U.S. presidency. Not only did a sell-off fail to materialize, but equities actually moved sharply higher and remained on an upward trajectory throughout the year. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended October 31, 2017, domestic equities were up 23.63%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 23.64%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 0.90%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets has been driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while it is not our view that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in the this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Disciplined Value Series

Fund Commentary

(unaudited)

Investment	Objective

To provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns. The Series is designed to offer a diversified portfolio of dividend-paying U.S. equity securities. Using a systematic process with a focus on mid- to large-capitalization U.S. companies, securities are selected based on factors such as free cash flow generation and earnings power, minimum dividend yield, dividend sustainability, and financial health.

Performance	Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2017, as the S&P 500 Index returned 23.63%. Value stocks underperformed growth stocks during the period as the Russell 1000 Value Index returned 17.78% while the Russell 1000 Growth Index returned 29.71%. The Disciplined Value Series outperformed the Russell 1000 Value Index as well as its blended benchmark over the period.

The Series’ sector allocations and stock selection are a product of the Strategy’s systematic screens, and both contributed to relative performance over the last twelve months, with selection contributing to a greater degree. In particular, the Series’ screening process had the most positive effect on relative performance within the Industrials sector, while selection was also strong in Healthcare. The Series’ underweight to Energy and overweight to Information Technology compared to the benchmark were the largest contributors to relative performance from a sector perspective.

Offsetting a portion of the relative performance tailwind were the Series’ underweight to Financials and overweight to Consumer Staples compared to the benchmark, which challenged relative returns. Selection within Information Technology also detracted from relative returns.

Within the Series, through our disciplined screening process, we pursue opportunities to generate stable income with the potential for capital appreciation. Importantly, our approach emphasizes risk management as a critical component in managing the Series. Despite today’s challenging slow economic growth environment, we believe that this approach can help our shareholders to achieve their long-term investment objectives.

As we begin the new fiscal year, broad-based earnings growth, accelerating business activity, and an improving global economic backdrop are supportive of domestic equity prices. However, as markets continue to advance, we believe it is important to express our view that investors should exercise caution and selectivity due to rising risks associated with elevated complacency, stretched valuations, and the inflection in monetary policy to less accommodative conditions. We believe these risk factors reinforce the need for a disciplined investment approach, as it will be critical to manage them going forward.

Please see the next page for additional performance information as of October 31, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk and mid-cap risk. The Series invests primarily in dividend-paying equity securities, with a focus on mid-to-large cap companies. There is no assurance or guarantee that such companies will declare, continue to pay, or increase dividends. Stocks of mid-cap companies tend to be more volatile than those of large-cap companies, as midcap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. In addition, because the Advisor manages the Series using a disciplined screening process, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

2

Disciplined Value Series

Performance Update as of October 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Disciplined Value Series - Class I3	21.86%	13.00%	12.81%
Manning & Napier Fund, Inc. - Disciplined Value Series - Class S3,4	21.52%	12.70%	12.51%
Russell 1000® Value Index[5]	17.78%	13.48%	12.78%
75/25 Blended Index[6]	18.83%	11.67%	11.55%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Disciplined Value Series - Class I from its inception2 (November 7, 2008) to present (October 31, 2017) to the Russell 1000® Value Index and 75/25 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 7, 2008, the Series’ Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, the net expense ratio was 0.82% for Class S and 0.57% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.82% for Class S and 0.57% for Class I for the year ended October 31, 2017.

4For periods through March 1, 2012 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

5The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The 75/25 Blended Index is 75% Russell 1000® Value and 25% S&P ADR Index (S&P ADR). S&P ADR is an unmanaged, capitalization-weighted measure of non-U.S. companies within the S&P Global 1200 Index which are listed as Level I or Level II ADRs, or ordinary shares in the U.S. The S&P Global 1200 Index is designed to measure the performance of the global equity market and is a composite of seven headline indices provided by S&P. The Index returns assume daily reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2016 by S&P Dow Jones Indices LLC and/or its affiliates. All rights

3

Disciplined Value Series

Performance Update as of October 31, 2017

(unaudited)

reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative indices.

4

Disciplined Value Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/17	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD* 5/1/17-10/31/17	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,082.40	$4.30	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18	0.82%
Class I
Actual	$1,000.00	$1,083.70	$2.99	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91	0.57%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year: therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

5

Disciplined Value Series

Portfolio Composition as of October 31, 2017

(unaudited)

6

Disciplined Value Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.6%

Consumer Discretionary - 10.4%
Automobiles - 0.4%
Harley-Davidson, Inc.	11,833	$560,174

Distributors - 0.5%
Genuine Parts Co.	8,822	778,365

Hotels, Restaurants & Leisure - 2.4%
Darden Restaurants, Inc.	6,689	550,304
McDonald’s Corp.	17,728	2,958,980

		3,509,284

Household Durables - 0.4%
Whirlpool Corp.	3,553	582,443

Leisure Products - 0.4%
Hasbro, Inc.	6,537	605,261

Multiline Retail - 1.7%
Kohl’s Corp.	18,646	778,657
Macy’s, Inc.	20,176	378,502
Target Corp.	23,396	1,381,300

		2,538,459

Specialty Retail - 3.9%
Best Buy Co., Inc.	10,879	609,006
The Gap, Inc.	23,979	623,214
The Home Depot, Inc.	27,207	4,510,376

		5,742,596

Textiles, Apparel & Luxury Goods - 0.7%
VF Corp.	15,960	1,111,614

Total Consumer Discretionary		15,428,196

Consumer Staples - 15.5%
Beverages - 3.5%
Dr. Pepper Snapple Group, Inc.	9,485	812,485
PepsiCo, Inc.	39,253	4,326,858

		5,139,343

Food & Staples Retailing - 6.0%
CVS Health Corp.	27,037	1,852,846
Sysco Corp.	22,339	1,242,495
Wal-Mart Stores, Inc.	67,393	5,884,083

		8,979,424

Food Products - 3.1%
Archer-Daniels-Midland Co.	23,829	973,891
Campbell Soup Co.	13,831	655,174
General Mills, Inc.	24,737	1,284,345

The accompanying notes are an integral part of the financial statements.

7

Disciplined Value Series

Investment Portfolio - October 31, 2017

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
The Hershey Co.	8,779	$932,154
The J.M. Smucker Co.	6,463	685,401

		4,530,965

Household Products - 2.9%
The Clorox Co.	6,503	822,825
Colgate-Palmolive Co.	29,017	2,044,248
Kimberly-Clark Corp.	13,257	1,491,545

		4,358,618

Total Consumer Staples		23,008,350

Energy - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
Andeavor	6,488	689,285
Marathon Petroleum Corp.	21,196	1,266,249
Valero Energy Corp.	18,640	1,470,510

Total Energy		3,426,044

Financials - 11.3%
Banks - 11.3%
BB&T Corp.	31,075	1,530,133
Fifth Third Bancorp	36,881	1,065,861
JPMorgan Chase & Co.	58,469	5,882,566
U.S. Bancorp	48,710	2,648,850
Wells Fargo & Co.	100,294	5,630,505

Total Financials		16,757,915

Health Care - 16.8%
Biotechnology - 6.0%
AbbVie, Inc.	36,521	3,296,020
Amgen, Inc.	18,299	3,206,351
Gilead Sciences, Inc.	32,582	2,442,347

		8,944,718

Health Care Providers & Services - 0.6%
Cardinal Health, Inc.	14,594	903,369

Pharmaceuticals - 10.2%
Johnson & Johnson	42,844	5,972,882
Merck & Co., Inc.	79,854	4,399,157
Pfizer, Inc.	135,150	4,738,359

		15,110,398

Total Health Care		24,958,485

The accompanying notes are an integral part of the financial statements.

8

Disciplined Value Series

Investment Portfolio - October 31, 2017

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials - 21.9%
Aerospace & Defense - 7.2%
The Boeing Co.	14,338	$3,698,917
Lockheed Martin Corp.	8,248	2,541,704
Raytheon Co.	10,663	1,921,473
United Technologies Corp.	21,355	2,557,475

		10,719,569

Air Freight & Logistics - 2.4%
C.H. Robinson Worldwide, Inc.	7,946	623,999
United Parcel Service, Inc. - Class B	25,324	2,976,330

		3,600,329

Commercial Services & Supplies - 1.7%
Republic Services, Inc.	14,480	942,214
Waste Management, Inc.	19,105	1,569,858

		2,512,072

Electrical Equipment - 2.1%
Eaton Corp. plc	18,548	1,484,211
Emerson Electric Co.	25,416	1,638,315

		3,122,526

Industrial Conglomerates - 4.3%
3M Co.	16,095	3,704,908
Honeywell International, Inc.	18,282	2,635,533

		6,340,441

Machinery - 1.3%
Cummins, Inc.	7,052	1,247,358
Dover Corp.	7,806	745,395

		1,992,753

Road & Rail - 1.9%
Union Pacific Corp.	23,917	2,769,349

Trading Companies & Distributors - 1.0%
Fastenal Co.	17,607	827,001
W.W. Grainger, Inc.	3,033	599,624

		1,426,625

Total Industrials		32,483,664

Information Technology - 17.7%
Communications Equipment - 3.6%
Cisco Systems, Inc.	136,313	4,655,089
Motorola Solutions, Inc.	7,686	695,890

		5,350,979

The accompanying notes are an integral part of the financial statements.

9

Disciplined Value Series

Investment Portfolio - October 31, 2017

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 0.7%
Corning, Inc.	34,201	$1,070,833

IT Services - 4.3%
Automatic Data Processing, Inc.	16,161	1,878,878
International Business Machines Corp.	22,364	3,445,398
Paychex, Inc.	16,065	1,024,786

		6,349,062

Semiconductors & Semiconductor Equipment - 7.5%
Intel Corp.	117,073	5,325,651
KLA-Tencor Corp.	6,530	711,052
QUALCOMM, Inc.	42,554	2,170,680
Texas Instruments, Inc.	29,159	2,819,384

		11,026,767

Software - 0.5%
CA, Inc.	22,796	738,134

Technology Hardware, Storage & Peripherals - 1.1%
Western Digital Corp.	12,281	1,096,325
Xerox Corp.	17,626	534,244

		1,630,569

Total Information Technology		26,166,344

Materials - 2.7%
Chemicals - 1.7%
Eastman Chemical Co.	7,620	691,972
LyondellBasell Industries N.V. - Class A	17,181	1,778,749

		2,470,721

Containers & Packaging - 0.4%
Packaging Corp. of America	4,809	559,142

Metals & Mining - 0.6%
Nucor Corp.	15,326	886,303

Total Materials		3,916,166

TOTAL COMMON STOCKS
(Identified Cost $122,733,777)		146,145,164

The accompanying notes are an integral part of the financial statements.

10

Disciplined Value Series

Investment Portfolio - October 31, 2017

		VALUE
	SHARES	(NOTE 2)

SHORT-TERM INVESTMENT - 1.4%
Dreyfus Government Cash Management[1], 0.93%
(Identified Cost $ 2,123,173)	2,123,173	$2,123,173

TOTAL INVESTMENTS - 100.0%
(Identified Cost $ 124,856,950)		148,268,337
OTHER ASSETS, LESS LIABILITIES - 0.0%*		28,132

NET ASSETS - 100%		$148,296,469

*Less than 0.1%.

1Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

11

Disciplined Value Series

Statement of Assets and Liabilities

October 31, 2017

ASSETS:

Investments, at value (identified cost $124,856,950) (Note 2)	$148,268,337
Dividends receivable	122,259
Receivable for fund shares sold	105,006
Foreign tax reclaims receivable	62,964
Prepaid and other expenses	13,090

TOTAL ASSETS	148,571,656

LIABILITIES:

Accrued management fees (Note 3)	58,285
Accrued fund accounting and administration fees (Note 3)	18,503
Accrued shareholder services fees (Class S) (Note 3)	6,401
Accrued Chief Compliance Officer service fees (Note 3)	306
Payable for fund shares repurchased	148,068
Audit fees payable	21,945
Other payables and accrued expenses	21,679

TOTAL LIABILITIES	275,187

TOTAL NET ASSETS	$148,296,469

NET ASSETS CONSIST OF:

Capital stock	$97,096
Additional paid-in-capital	103,250,151
Undistributed net investment income	374,233
Accumulated net realized gain on investments	21,163,602
Net unrealized appreciation on investments	23,411,387

TOTAL NET ASSETS	$148,296,469

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($30,939,813/2,708,080 shares)	$11.42

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($117,356,656/7,001,557 shares)	$16.76

The accompanying notes are an integral part of the financial statements.

12

Disciplined Value Series

Statement of Operations

For the Year Ended October 31, 2017

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $4,780)	$4,725,612

EXPENSES:

Management fees (Note 3)	761,176
Shareholder services fees (Class S)(Note 3)	63,977
Fund accounting and administration fees (Note 3)	54,923
Transfer agent fees (Note 3)	19,048
Directors’ fees (Note 3)	11,137
Chief Compliance Officer service fees (Note 3)	3,912
Custodian fees	9,860
Miscellaneous	96,433

Total Expenses	1,020,466

NET INVESTMENT INCOME	3,705,146

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	25,969,874
Net change in unrealized appreciation (depreciation) on investments	3,802,331

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	29,772,205

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,477,351

The accompanying notes are an integral part of the financial statements.

13

Disciplined Value Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$3,705,146	$4,023,406
Net realized gain (loss) on investments	25,969,874	5,452,900
Net change in unrealized appreciation (depreciation) on investments	3,802,331	3,486,139

Net increase from operations	33,477,351	12,962,445

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income (Class S)	(747,820)	(428,816)
From net investment income (Class I)	(3,303,961)	(3,516,142)
From net realized gain on investments (Class S)	(892,572)	(2,478,979)
From net realized gain on investments (Class I)	(4,593,947)	(18,818,161)

Total distributions to shareholders	(9,538,300)	(25,242,098)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(43,416,296)	3,583,814

Net decrease in net assets	(19,477,245)	(8,695,839)

NET ASSETS:

Beginning of year	167,773,714	176,469,553

End of year (including undistributed net investment income of $374,233 and $800,366, respectively)	$148,296,469	$167,773,714

The accompanying notes are an integral part of the financial statements.

14

Disciplined Value Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.16	$11.64	$12.75	$11.88	$10.14

Income from investment operations:
Net investment income[1]	0.20	0.22	0.26	0.26	0.26
Net realized and unrealized gain (loss) on investments	1.89	0.53	(0.21)	1.25	1.89

Total from investment operations	2.09	0.75	0.05	1.51	2.15

Less distributions to shareholders:
From net investment income	(0.33)	(0.32)	(0.36)	(0.34)	(0.35)
From net realized gain on investments	(0.50)	(1.91)	(0.80)	(0.30)	(0.06)

Total distributions to shareholders	(0.83)	(2.23)	(1.16)	(0.64)	(0.41)

Net asset value - End of year	$11.42	$10.16	$11.64	$12.75	$11.88

Net assets - End of year (000’s omitted)	$30,940	$15,022	$15,471	$13,716	$10,667

Total return[2]	21.52%	7.99%	0.63%	13.12%	21.70%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.82%	0.82%	0.79%	0.79%	0.81%
Net investment income	1.91%	2.19%	2.14%	2.11%	2.31%
Portfolio turnover	34%	39%	49%	23%	19%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

15

Disciplined Value Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.54	$15.69	$16.76	$15.41	$13.03

Income from investment operations:
Net investment income[1]	0.35	0.35	0.39	0.38	0.37
Net realized and unrealized gain (loss) on investments	2.73	0.75	(0.27)	1.64	2.45

Total from investment operations	3.08	1.10	0.12	2.02	2.82

Less distributions to shareholders:
From net investment income	(0.36)	(0.34)	(0.39)	(0.37)	(0.38)
From net realized gain on investments	(0.50)	(1.91)	(0.80)	(0.30)	(0.06)

Total distributions to shareholders	(0.86)	(2.25)	(1.19)	(0.67)	(0.44)

Net asset value - End of year	$16.76	$14.54	$15.69	$16.76	$15.41

Net assets - End of year (000’s omitted)	$117,357	$152,751	$160,999	$191,337	$158,989

Total return[2]	21.86%	8.24%	0.91%	13.44%	22.02%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.57%	0.57%	0.54%	0.54%	0.56%
Net investment income	2.24%	2.46%	2.44%	2.38%	2.63%
Portfolio turnover	34%	39%	49%	23%	19%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

16

Disciplined Value Series

Notes to Financial Statements

1.	Organization

Disciplined Value Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2017, 10.6 billion shares have been designated in total among 39 series, of which 100 million have been designated as Disciplined Value Series Class I common stock and 100 million have been designated as Disciplined Value Series Class S common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

17

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$15,428,196	$15,428,196	$—	$—
Consumer Staples	23,008,350	23,008,350	—	—
Energy	3,426,044	3,426,044	—	—
Financials	16,757,915	16,757,915	—	—
Health Care	24,958,485	24,958,485	—	—
Industrials	32,483,664	32,483,664	—	—
Information Technology	26,166,344	26,166,344	—	—
Materials	3,916,166	3,916,166	—	—
Mutual Fund	2,123,173	2,123,173	—	—

Total assets	$148,268,337	$148,268,337	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2016 or October 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

18

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2014 through October 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

19

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder service fees, at no more than 0.60% of average daily net assets each year. For the year ended October 31, 2017, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund continues to pay the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $56,915,328 and $106,894,493, respectively. There were no purchases or sales of U.S. Government securities.

20

Disciplined Value Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S and I shares of Disciplined Value Series were:

CLASS S	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,545,061	$16,323,508	506,341	$5,119,278
Reinvested	156,422	1,637,234	303,546	2,901,921
Repurchased	(471,810)	(5,038,973)	(660,648)	(6,498,990)

Total	1,229,673	$12,921,769	149,239	$1,522,209

CLASS I	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,890,531	$29,193,940	1,657,230	$23,170,514
Reinvested	285,798	4,347,380	791,422	10,754,253
Repurchased	(5,679,847)	(89,879,385)	(2,205,722)	(31,863,162)

Total	(3,503,518)	$(56,338,065)	242,930	$2,061,605

At October 31, 2017, one shareholder account owned 17.7% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2017.

7.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatment in the timing of recognition of net investment income, or gains and losses, including losses deferred due to wash sales and the use of equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2017, amounts were reclassified within the capital accounts to decrease Undistributed Net Investment Income by $79,498, increase Additional Paid in Capital by $4,617,662, and decrease Accumulated Net Realized Gain on Investments by $4,538,164. Any such reclassifications are not reflected in the financial highlights.

21

Disciplined Value Series

Notes to Financial Statements (continued)

7.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
Ordinary income	$4,505,240	$4,100,118
Long-term capital gains	5,033,060	21,141,980

At October 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$125,056,560
Unrealized appreciation	25,820,611
Unrealized depreciation	(2,608,834)

Net unrealized appreciation	$23,211,777

Undistributed ordinary income	$1,777,866
Undistributed long-term capital gains	$19,959,579

22

Disciplined Value Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Disciplined Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Value Series (one of the series constituting Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2017

23

Disciplined Value Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $4,407,136 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 84.51%.

The Series designates $25,409,952 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2017.

24

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested	Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:

Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc.

Holds the following title for various subsidiaries and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent	Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-present); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

25

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)
Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

26

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers	(continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016)- Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC and affiliates since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:

Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

{This page intentionally left blank}

28

{This page intentionally left blank}

29

Disciplined Value Series

Literature Requests

(unaudited)

Proxy	Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy	Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly	Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus	and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional	information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/17-AR

MANNING & NAPIER.

# Manning & Napier Fund, Inc.

Annual Report | October 31, 2017

www.manning-napier.com

OVERSEAS SERIES

Overseas Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Just one year ago, many investors were anticipating a widespread sell-off in domestic equity markets after Donald Trump won the election for the U.S. presidency. Not only did a sell-off fail to materialize, but equities actually moved sharply higher and remained on an upward trajectory throughout the year. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended October 31, 2017, domestic equities were up 23.63%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 23.64%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 0.90%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets has been driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while it is not our view that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Overseas Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

International equity markets generally delivered very strong absolute returns for the twelve-month period ended October 31, 2017. The broad MSCI ACWI ex USA Index (ACWIxUS) returned 23.64%. Emerging market equities generally outperformed developed markets during the period, and the U.S. dollar generally depreciated during the year which supported international equity returns for U.S.-based investors.

Although the Overseas Series returned 20.49% during the year, it underperformed the benchmark on a relative basis. Importantly, the Series has provided robust positive absolute returns over the current international stock market cycle, which began in April 2003. The Series’ underperformance relative to the ACWIxUS benchmark during the year was driven by sector positioning. Conversely, stock selection aided relative returns. The most notable detractors from relative performance were overweight allocations relative to the benchmark to Consumer Staples and Health Care, an underweight allocation to Financials, and equity selection in Consumer Discretionary and Energy. This was offset with strong stock selection in the Consumer Staples, Telecommunication Services, and Materials sectors. From a country basis, equity selection in the Netherlands, Germany, Japan, and Ireland provided the biggest headwinds to relative performance while an underweight to Japan was a positive contributor.

Our focus on growing companies which we believe can control their own destiny has led to meaningful allocations to the Consumer Staples and Health Care sectors. The Series has relatively little exposure to economically sensitive sectors like Financials, Energy, or Consumer Discretionary. We have generally found companies within some of the more defensive sectors to be overvalued given the lower growth prospects, which has resulted in underweight allocations to the Utilities, Telecommunication Services, and Real Estate segments. Regionally, approximately 75% of the Series is allocated to Europe, 11% to Emerging Markets, and 5% to the Americas, with the remaining assets allocated to the Pacific region.

As we begin the new fiscal year, earnings growth across major global regions, accelerating business activity, and an improving economic backdrop are supportive of international equity prices. However, as markets continue to advance, we believe it is important to express our view that investors should exercise caution and selectivity due to rising risks associated with elevated complacency, valuations across most markets that remain at or somewhat above fair value, and the inflection in global monetary policy to less accommodative conditions. We believe these risk factors reinforce the need for an active, fundamentals-based investment approach, as it will be critical to manage them going forward.

Please see the next page for additional performance information as of October 31, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Allocation data is based on country of incorporation.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Overseas Series

Performance Update as of October 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Overseas Series[3,4]	20.49%	6.25%	1.21%	7.94%
MSCI ACWI ex USA Index[5]	23.64%	7.29%	0.92%	6.11%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series for the ten years ended October 31, 2017 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 4 below). Prior to 2001, the MSCI ACWI ex USA only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.75%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.77% for the year ended October 31, 2017.

4Prior to July 10, 2002, all performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: International Collective Investment Trust (the “Collective”), which was managed by Manning & Napier Advisors, Inc. (predecessor to Manning & Napier Advisors, LLC), an affiliate of the distributor, and reorganized into the Manning & Napier Fund, Inc. Overseas Series on July 10, 2002. The Collective was not open to the public generally or registered under the Investment Company Act of 1940 and the fees of the Collective were lower than the Series’ fees. Therefore, the historical performance of the Collective would have been lower if the Collective had been subject to the same fees as the Series.

5The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/17	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD* 5/1/17-10/31/17
Actual	$1,000.00	$1,083.20	$3.94
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Overseas Series

Portfolio Composition as of October 31, 2017

(unaudited)

5

Overseas Series

Investment Portfolio - October 31, 2017

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS - 94.3%

Consumer Discretionary - 6.0%
Hotels, Restaurants & Leisure - 3.6%
Accor S.A. (France)[1]	538,815	$26,880,330

Media - 0.6%
Quebecor, Inc. - Class B (Canada)	26,167	987,373
Shaw Communications, Inc. - Class B (Canada)	174,350	3,981,359

		4,968,732

Textiles, Apparel & Luxury Goods - 1.8%
lululemon athletica, Inc. (United States)*	219,015	13,471,613

Total Consumer Discretionary		45,320,675

Consumer Staples - 25.1%
Beverages - 10.7%
Ambev S.A. - ADR (Brazil)	4,090,400	25,892,232
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	238,480	29,242,702
Diageo plc (United Kingdom)[1]	763,080	26,058,191

		81,193,125

Food Products - 5.4%
Danone S.A. (France)[1]	223,490	18,266,092
Nestle S.A. (Switzerland)[1]	263,045	22,132,221

		40,398,313

Personal Products - 5.9%
Beiersdorf AG (Germany)[1]	124,915	14,051,748
Unilever plc - ADR (United Kingdom)	538,940	30,530,951

		44,582,699

Tobacco - 3.1%
Japan Tobacco, Inc. (Japan)[1]	708,100	23,438,253

Total Consumer Staples		189,612,390

Energy - 4.8%
Energy Equipment & Services - 3.9%
Schlumberger Ltd. (United States)	458,195	29,324,480

Oil, Gas & Consumable Fuels - 0.9%
Cameco Corp. (Canada)	809,975	6,593,197

Total Energy		35,917,677

Financials - 3.4%
Banks - 3.4%
Bankia S.A. (Spain)[1]	2,775,825	13,246,917
CaixaBank S.A. (Spain)[1]	2,725,115	12,749,163

Total Financials		25,996,080

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Investment Portfolio - October 31, 2017

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care - 17.6%
Health Care Equipment & Supplies - 4.3%
Medtronic plc (United States)	404,160	$32,542,963

Health Care Providers & Services - 3.4%
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	260,795	25,250,680

Life Sciences Tools & Services - 3.2%
QIAGEN N.V. (United States)	316,566	10,718,925
QIAGEN N.V. (United States)[1]	396,974	13,468,023

		24,186,948

Pharmaceuticals - 6.7%
Novartis AG - ADR (Switzerland)	352,845	29,137,940
Perrigo Co. plc (United States)	265,205	21,478,953

		50,616,893

Total Health Care		132,597,484

Industrials - 14.1%
Airlines - 1.5%
Ryanair Holdings plc - ADR (Ireland)*	100,852	11,306,518

Construction & Engineering - 1.9%
Vinci S.A. (France)[1]	149,890	14,685,869

Machinery - 2.1%
Metso OYJ (Finland)[1]	106,005	3,849,919
The Weir Group plc (United Kingdom)[1]	458,265	11,880,327

		15,730,246

Trading Companies & Distributors - 4.1%
Brenntag AG (Germany)[1]	413,139	23,439,740
Howden Joinery Group plc (United Kingdom)[1]	1,376,500	7,496,301

		30,936,041

Transportation Infrastructure - 4.5%
Aena SME S.A. (Spain)[1,2]	143,800	26,383,513
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	730,400	3,689,764
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	38,550	3,659,166

		33,732,443

Total Industrials		106,391,117

Information Technology - 10.3%
Internet Software & Services - 5.6%
Alibaba Group Holding Ltd. - ADR (China)*	83,980	15,527,062
China Literature Ltd. - Rights (Expires 11/03/2017) (Hong Kong)*[3]	341	—
NetEase, Inc. - ADR (China)	27,355	7,711,922
Tencent Holdings Ltd. - Class H (China)[1]	428,690	19,267,518

		42,506,502

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Investment Portfolio - October 31, 2017

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 3.5%
Amdocs Ltd. (United States)	402,139	$26,179,249

Software - 1.2%
Atlassian Corp. plc - Class A (Australia)*	191,282	9,252,310

Total Information Technology		77,938,061

Materials - 9.5%
Chemicals - 6.6%
Akzo Nobel N.V. (Netherlands)[1]	246,250	22,231,667
Mexichem, S.A.B. de C.V. (Mexico)	2,511,650	6,469,168
Solvay S.A. (Belgium)[1]	144,175	21,418,392

		50,119,227

Metals & Mining - 2.9%
Antofagasta plc (Chile)[1]	444,475	5,633,084
First Quantum Minerals Ltd. (Zambia)	467,200	5,225,716
Grupo Mexico, S.A.B. de C.V. - Series B (Mexico)	1,160,400	3,773,830
Lundin Mining Corp. (Canada)	968,743	7,388,909

		22,021,539

Total Materials		72,140,766

Real Estate - 1.0%
Equity Real Estate Investment Trusts (REITS) - 1.0%
Unibail-Rodamco S.E. (France)[1]	30,620	7,664,404

Telecommunication Services - 2.5%
Diversified Telecommunication Services - 2.5%
Iliad S.A. (France)[1]	74,505	18,597,860

TOTAL COMMON STOCKS
(Identified Cost $638,562,944)		712,176,514

SHORT-TERM INVESTMENT - 3.6%

Dreyfus Government Cash Management[4], 0.93%
(Identified Cost $27,483,479)	27,483,479	27,483,479

TOTAL INVESTMENTS - 97.9%
(Identified Cost $666,046,423)		739,659,993
OTHER ASSETS, LESS LIABILITIES - 2.1%		15,821,756

NET ASSETS - 100%		$755,481,749

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Investment Portfolio - October 31, 2017

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $26,383,513 or 3.5% of the Series’ net assets as of October 31, 2017.

3Security has been valued at fair value as determined in good faith by the Advisor and is classified as Level 3 in the fair value hierarchy.

4Rate shown is the current yield as of October 31, 2017.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United States - 19.5%; France - 11.4%; United Kingdom - 10.1%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Statement of Assets & Liabilities

October 31, 2017

ASSETS:

Investments, at value (identified cost $666,046,423) (Note 2)	$739,659,993
Receivable for securities sold	12,331,357
Foreign tax reclaims receivable	4,431,190
Dividends receivable	542,560
Receivable for fund shares sold	152,688

TOTAL ASSETS	757,117,788

LIABILITIES:

Accrued management fees (Note 3)	413,287
Accrued fund accounting and administration fees (Note 3)	38,632
Accrued Chief Compliance Officer service fees (Note 3)	306
Payable for securities purchased	1,035,563
Payable for fund shares repurchased	96,228
Other payables and accrued expenses	52,023

TOTAL LIABILITIES	1,636,039

TOTAL NET ASSETS	$755,481,749

NET ASSETS CONSIST OF:

Capital stock	$305,506
Additional paid-in-capital	800,901,803
Undistributed net investment income	8,968,747
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(128,128,662)
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	73,434,355

TOTAL NET ASSETS	$755,481,749

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($755,481,749/30,550,616 shares)	$24.73

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Statement of Operations

For the Year Ended October 31, 2017

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,784,432)	$16,944,562

EXPENSES:

Management fees (Note 3)	6,225,558
Fund accounting and administration fees (Note 3)	122,557
Directors’ fees (Note 3)	60,658
Transfer agent fees (Note 3)	4,996
Chief Compliance Officer service fees (Note 3)	4,037
Custodian fees	148,537
Miscellaneous	271,522

Total Expenses	6,837,865
Less reduction of expenses (Note 3)	(167,624)

Net Expenses	6,670,241

NET INVESTMENT INCOME	10,274,321

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $5,046)	56,160,662
Litigation proceeds (Note 4)	2,316,585
Foreign currency and translation of other assets and liabilities	(373,065)

58,104,182

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $1,062)	101,260,636
Foreign currency and translation of other assets and liabilities	206,823

101,467,459

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	159,571,641

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$169,845,962

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$10,274,321	$18,871,060
Net realized gain (loss) on investments and foreign currency	58,104,182	(90,237,207)
Net change in unrealized appreciation on investments and foreign currency	101,467,459	57,079,534

Net increase (decrease) from operations	169,845,962	(14,286,613)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(15,662,741)	(27,334,427)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(332,306,533)	(750,051,441)

Net decrease in net assets	(178,123,312)	(791,672,481)

NET ASSETS:

Beginning of year	933,605,061	1,725,277,542

End of year (including undistributed net investment income of $8,968,747 and $14,321,898, respectively)	$755,481,749	$933,605,061

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Financial Highlights*

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$20.88	$21.34	$24.31	$27.39	$22.47

Income (loss) from investment operations:
Net investment income[1]	0.26	0.32	0.32	0.36	0.41
Net realized and unrealized gain (loss) on investments	3.94	(0.41)	(1.14)	(1.98)	4.88

Total from investment operations	4.20	(0.09)	(0.82)	(1.62)	5.29

Less distributions to shareholders:
From net investment income	(0.35)	(0.37)	(0.36)	(0.37)	(0.37)
From net realized gain on investments	—	—	(1.79)	(1.09)	—

Total distributions to shareholders	(0.35)	(0.37)	(2.15)	(1.46)	(0.37)

Net asset value - End of year	$24.73	$20.88	$21.34	$24.31	$27.39

Net assets - End of year (000’s omitted)	$755,482	$933,605	$1,725,278	$2,652,308	$2,661,662

Total return[2]	20.49%[3]	(0.35%)	(3.02%)	(6.13%)	23.87%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.74%	0.74%	0.75%
Net investment income	1.16%	1.54%	1.41%	1.37%	1.65%
Portfolio turnover	44%	37%	59%	39%	43%

*Effective March 1, 2017, Class A shares of the Series have been redesignated as Class I shares.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.02%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Includes litigation proceeds (see Statement of Operations). Excluding this amount, the Series’ total return is 20.10%.

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Effective March 1, 2017, Class A shares of the Series have been redesignated as Class I shares. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2017, 10.6 billion shares have been designated in total among 39 series, of which 200 million have been designated as Overseas Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$45,320,675	$18,440,345	$26,880,330	$—
Consumer Staples	189,612,390	56,423,183	133,189,207	—
Energy	35,917,677	35,917,677	—	—
Financials	25,996,080	—	25,996,080	—
Health Care	132,597,484	93,878,781	38,718,703	—
Industrials	106,391,117	18,655,448	87,735,669	—
Information Technology	77,938,061	58,670,543	19,267,518	—	*
Materials	72,140,766	22,857,623	49,283,143	—
Real Estate	7,664,404	—	7,664,404	—
Telecommunication Services	18,597,860	—	18,597,860	—
Mutual Fund	27,483,479	27,483,479	—	—

Total assets	$739,659,993	$332,327,079	$407,332,914	$—

*China Literature Ltd. - Rights (Expires 11/03/2017) (Hong Kong) is a Level 3 security as of October 31, 2017. However, there is no value for this security reported in the financial statements.

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2016.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between levels during the year ended October 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

15

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2014 through October 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

16

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 28, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.75% of average daily net assets each year. Accordingly, the Advisor waived fees of $167,624 for the year ended October 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund continues to pay the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

17

Overseas Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended October 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $372,607,858 and $731,420,687 respectively. There were no purchases or sales of U.S. Government securities. The Series received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Series. This amount is shown as litigation proceeds in the Statement of Operations.

5.	Capital Stock Transactions

Transactions in Class I shares of Overseas Series were:

	FOR THE YEAR ENDED 10/31/2017		FOR THE YEAR ENDED 10/31/2016
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,379,024	$98,607,521	5,020,767	$98,878,846
Reinvested	686,873	13,936,654	1,253,129	25,137,767
Repurchased	(19,225,166)	(444,850,708)	(42,419,827)	(874,068,054)

Total	(14,159,269)	$(332,306,533)	(36,145,931)	$(750,051,441)

At October 31, 2017, one shareholder account owned 11.2% of the Series. In addition, the Advisor and its affiliates owned 0.7% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2017.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2017, amounts were reclassified within the capital accounts to increase Undistributed Net Investment Income by $35,269, and decrease Accumulated Net Realized Loss on Investments by $35,269. Any such reclassifications are not reflected in the financial highlights.

18

Overseas Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
Ordinary income	$15,662,741	$27,334,427

At October 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$682,013,086
Unrealized appreciation	89,177,183
Unrealized depreciation	(31,530,276)

Net unrealized appreciation	$57,646,907

Undistributed ordinary income	$8,968,747
Capital loss carryforward	$(112,161,999)

At October 31, 2017, the Series had net short-term capital loss carryforwards of $8,167,191 and net long-term capital loss carryforwards of $103,994,808, which may be carried forward indefinitely.

As of October 31, 2017, the capital loss carryover utilized in the current year was $36,489,043.

19

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (one of the series constituting Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2017

20

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $17,043,763 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $18,580,572 and foreign taxes paid of $1,381,022 for the year ended October 31, 2017.

21

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-present); ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014); HLTH (WebMD) (information) (2000-2010); Cheyne Capital International (investment)(2000-present); GMP Companies (investment) (2000-2011); Cytos Biotechnology Ltd (biotechnology) (2012-2014); Cerus (biomedical) (2016-present); PureEarth(non-profit) (2012-present)

22

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 - 2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

23

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016)- Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.
Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC and affiliates since 2009
Holds one or more of the following titles for various affiliates: Director
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.
Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer
*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

{This page intentionally left blank}

25

Overseas Series

Literature Requests

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/17-AR

# Manning & Napier Fund, Inc.

Annual Report | October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES

PRO-BLEND® MODERATE TERM SERIES

PRO-BLEND® EXTENDED TERM SERIES

PRO-BLEND® MAXIMUM TERM SERIES

www.manning-napier.com

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Just one year ago, many investors were anticipating a widespread sell-off in domestic equity markets after Donald Trump won the election for the U.S. presidency. Not only did a sell-off fail to materialize, but equities actually moved sharply higher and remained on an upward trajectory throughout the year. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended October 31, 2017, domestic equities were up 23.63%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 23.64%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 0.90%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets has been driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while it is not our view that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Fund Commentary

(unaudited)

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

Both domestic and international equity markets delivered positive absolute returns for the twelve-month period ended October 31, 2017, and the domestic bond market was modestly positive. Each of the Pro-Blend Series delivered positive absolute returns during the one-year period. However, with the exception of the Class I shares of the Pro-Blend Conservative Term Series, they each underperformed their respective blended benchmarks on a relative basis.

Stock selection challenged relative returns and was the primary contributor to the Series’ underperformance. Specifically, selection in the Health Care, Consumer Discretionary, and Energy sectors detracted from relative returns across all portfolios. In addition, the Series’ overweight to Health Care as well as an underweight to Financials, detracted from relative returns.

Offsetting a portion of the relative performance headwind was the aggregate effect of sector allocations, which aided relative returns. Each Series’ overweight to Information Technology and Materials compared to the blended benchmark, as well as an underweight to Energy, aided relative returns as well. In addition, broad fixed income exposure aided relative returns.

Our focus on growing companies that we believe can control their own destiny has led to meaningful allocations to the Health Care and Information Technology sectors. The Series have relatively little exposure to economically sensitive sectors including Financials and Energy. We have generally found companies within some of the more defensive sectors to be overvalued given the lower growth prospects, which has led to underweight allocations to Utilities, Consumer Staples, and Telecommunication Services as compared to the blended benchmarks.

Regarding fixed income, with the exception of the Maximum Term Series, we modestly increased duration over the last year when rates rose and value came into the longer end of the yield curve. While we still feel corporate credit continues to adequately compensate investors on a fundamental basis, the Series’ allocation to corporate credit was reduced when corporate credit spreads tightened. Additionally, a notable allocation to securitized fixed income (i.e., asset-backed and commercial mortgage backed securities) can be found in the Series (with the exception of the Maximum Term portfolio) as we view the risk/reward trade-off to be attractive in these sectors. We continue to monitor interest rates as well as credit spreads in order to be in a position to take advantage of opportunities that may present themselves.

As we begin the new fiscal year, earnings growth across major regions, accelerating business activity, and an improving economic backdrop are supportive of global asset prices. However, as markets continue to advance, we believe it is important to express our view that investors should exercise caution and selectivity due to rising risks associated with elevated complacency, valuations across most markets that remain at or somewhat above fair value, and the inflection in global monetary policy to less accommodative conditions. We believe these risk factors reinforce the need for an active, fundamentals-based investment approach, as it will be critical to manage them going forward.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Performance Update as of October 31, 2017 - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class S3	7.02%	4.38%	4.62%	5.70%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class I3,4	7.25%	4.58%	4.80%	5.79%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class R3,5	6.72%	4.07%	4.34%	5.46%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class R2[3,5]	6.13%	3.53%	3.79%	4.92%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index[6]	0.61%	1.74%	3.75%	4.89%
Conservative Term Composite Benchmark[7]	7.18%	5.12%	5.05%	6.12%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2017 to the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 0.87% for Class S, 0.67% for Class I, 1.17% for Class R and 1.67% for Class R2. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.87% for Class S, 0.67% for Class I, 1.17% for Class R and 1.67% for Class R2 for the year ended October 31, 2017.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

Performance Update as of October 31, 2017 - Pro-Blend® Conservative Term Series

(unaudited)

5For periods through the inception of Class R2 on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of Class S shares adjusted for expense differences.

6The Bloomberg Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

7The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the Conservative Term Composite Benchmark.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/17	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,034.60	$4.41	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%
Class I
Actual	$1,000.00	$1,035.70	$3.44	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41	0.67%
Class R
Actual	$1,000.00	$1,032.80	$5.94	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90	1.16%
Class R2
Actual	$1,000.00	$1,030.60	$8.50	1.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.44	1.66%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Conservative Term Series

As of October 31, 2017 (unaudited)

Sector Allocation[4]
Financials	8.9%
Information Technology	8.6%
Health Care	7.2%
Consumer Discretionary	5.1%
Energy	4.8%
Industrials	4.1%
Consumer Staples	3.9%
Materials	3.8%
Real Estate	3.5%
Telecommunication Services	1.7%
Utilities	0.7%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[5]
Facebook, Inc. - Class A	1.0%
ServiceNow, Inc.	0.9%
Johnson & Johnson	0.9%
The Priceline Group, Inc.	0.8%
Skyworks Solutions, Inc.	0.7%

5As a percentage of total investments.
Top Five Bond Holdings[6]
U.S. Treasury Note, 1.75%, 4/30/2022	3.6%
U.S. Treasury Note, 1.375%, 4/30/2020	3.4%
U.S. Treasury Note, 1.625%, 4/30/2019	3.0%
U.S. Treasury Note, 1.375%, 4/30/2021	3.0%
U.S. Treasury Note, 1.125%, 7/31/2021	2.4%

6As a percentage of total investments.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 31.1%

Consumer Discretionary - 2.4%
Automobiles - 0.1%
Honda Motor Co., Ltd. - ADR (Japan)	22,350	$694,862

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.	7,639	1,275,025

Internet & Direct Marketing Retail - 1.3%
Amazon.com, Inc.*	4,460	4,929,548
The Priceline Group, Inc.*	4,042	7,728,142

		12,657,690

Multiline Retail - 0.2%
Dollar General Corp.	13,895	1,123,272
Target Corp.	7,921	467,656

		1,590,928

Specialty Retail - 0.3%
Dick’s Sporting Goods, Inc.	24,140	590,706
The Home Depot, Inc.	11,052	1,832,201
O’Reilly Automotive, Inc.*	2,840	599,098

		3,022,005

Textiles, Apparel & Luxury Goods - 0.4%
lululemon athletica, Inc.*	53,269	3,276,576
NIKE, Inc. - Class B	11,130	612,039

		3,888,615

Total Consumer Discretionary		23,129,125

Consumer Staples - 2.7%
Beverages - 1.6%
Ambev S.A. - ADR (Brazil)	641,730	4,062,151
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	35,846	4,395,479
Diageo plc (United Kingdom)[1]	156,703	5,351,204
PepsiCo, Inc.	17,149	1,890,334

		15,699,168

Food & Staples Retailing - 0.3%
CVS Health Corp.	9,913	679,338
Sysco Corp.	8,537	474,828
Wal-Mart Stores, Inc.	22,975	2,005,947

		3,160,113

Food Products - 0.2%
Campbell Soup Co.	14,450	684,497
General Mills, Inc.	8,270	429,378
J&J Snack Foods Corp.	3,882	516,966

		1,630,841

Household Products - 0.2%
Colgate-Palmolive Co.	10,392	732,116
Kimberly-Clark Corp.	4,698	528,572

		1,260,688

Personal Products - 0.4%
Unilever plc - ADR (United Kingdom)	71,824	4,068,830

Total Consumer Staples		25,819,640

Energy - 1.7%
Energy Equipment & Services - 0.9%
Diamond Offshore Drilling, Inc.*	88,155	1,474,833
Oceaneering International, Inc.	64,970	1,313,693
Schlumberger Ltd.	67,731	4,334,784
Transocean Ltd.*	127,718	1,341,039

		8,464,349

Oil, Gas & Consumable Fuels - 0.8%
BP plc - ADR (United Kingdom)	31,229	1,270,083
Chevron Corp.	10,186	1,180,456
China Petroleum & Chemical Corp. - ADR (China)	12,116	892,222
ConocoPhillips	19,850	1,015,328
Exxon Mobil Corp.	17,968	1,497,633
Hess Corp.	22,626	999,164
Royal Dutch Shell plc - Class B - ADR (Netherlands)	8,610	562,750
TOTAL S.A. (France)[1]	6,773	377,514
Valero Energy Corp.	7,047	555,938

		8,351,088

Total Energy		16,815,437

Financials - 1.9%
Banks - 1.5%
Bank of America Corp.	53,755	1,472,349
BankUnited, Inc.	7,270	253,360
BB&T Corp.	12,508	615,894
Citigroup, Inc.	19,563	1,437,881
Fifth Third Bancorp	10,110	292,179
Huntington Bancshares, Inc.	18,760	258,888
JPMorgan Chase & Co.	40,652	4,089,998
KeyCorp	27,173	495,907
The PNC Financial Services Group, Inc.	2,049	280,283
Regions Financial Corp.	17,170	265,792
SunTrust Banks, Inc.	4,390	264,322
U.S. Bancorp	18,452	1,003,420
Wells Fargo & Co.	57,137	3,207,671

		13,937,944

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets - 0.3%
Apollo Investment Corp.	25,511	$151,025
Ares Capital Corp.	11,017	177,153
BlackRock, Inc.	4,992	2,350,383
Medley Capital Corp.	20,270	116,552
Oaktree Specialty Lending Corp.	27,551	160,071
PennantPark Investment Corp.	19,529	145,882

		3,101,066

Insurance - 0.1%
The Allstate Corp.	2,710	254,360
American International Group, Inc.	4,185	270,393
MetLife, Inc.	5,285	283,170
Old Republic International Corp.	13,185	267,524
Principal Financial Group, Inc.	3,956	260,503

		1,335,950

Total Financials		18,374,960

Health Care - 6.6%
Biotechnology - 2.5%
AbbVie, Inc.	13,857	1,250,593
Amgen, Inc.	6,723	1,178,004
Biogen, Inc.*	10,519	3,278,352
BioMarin Pharmaceutical, Inc.*	45,966	3,773,349
Gilead Sciences, Inc.	13,076	980,177
Incyte Corp.*	29,255	3,313,129
Regeneron Pharmaceuticals, Inc.*	11,650	4,690,523
Seattle Genetics, Inc.*	51,060	3,130,489
Vertex Pharmaceuticals, Inc.*	14,180	2,073,541

		23,668,157

Health Care Equipment & Supplies - 0.7%
Koninklijke Philips N.V. - NY Shares (Netherlands)	12,590	513,546
Medtronic plc	75,047	6,042,784

		6,556,330

Health Care Providers & Services - 0.9%
DaVita, Inc.*	110,213	6,694,338
Express Scripts Holding Co.*[2]	35,825	2,195,714

		8,890,052

Pharmaceuticals - 2.5%
Bristol-Myers Squibb Co.	47,194	2,909,982
Eli Lilly & Co.	8,802	721,236
GlaxoSmithKline plc (United Kingdom)[1]	23,955	429,927
Johnson & Johnson	59,692	8,321,662
Merck & Co., Inc.	27,269	1,502,249
Novartis AG - ADR (Switzerland)	69,977	5,778,701
Perrigo Co. plc	7,076	573,085
Pfizer, Inc.	48,988	1,717,519
Roche Holding AG (Switzerland)[1]	3,047	704,257
Sanofi (France)[1]	5,643	534,317
Sanofi - ADR (France)	25,494	1,205,356

		24,398,291

Total Health Care		63,512,830

Industrials - 3.4%
Aerospace & Defense - 0.7%
Arconic, Inc.	119,229	2,995,032
The Boeing Co.	5,744	1,481,837
Lockheed Martin Corp.	3,166	975,635
Raytheon Co.	3,870	697,374
United Technologies Corp.	8,898	1,065,624

		7,215,502

Air Freight & Logistics - 0.6%
FedEx Corp.	20,330	4,590,717
United Parcel Service, Inc. - Class B	9,030	1,061,296

		5,652,013

Commercial Services & Supplies - 0.2%
Covanta Holding Corp.	39,355	633,616
Waste Management, Inc.	13,102	1,076,591

		1,710,207

Construction & Engineering - 0.1%
Comfort Systems USA, Inc.	13,965	618,650

Electrical Equipment - 0.2%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	28,035	732,556
Eaton Corp. plc	6,516	521,410
Emerson Electric Co.	8,821	568,602

		1,822,568

Industrial Conglomerates - 0.4%
3M Co.	9,574	2,203,839
General Electric Co.	16,636	335,382
Honeywell International, Inc.	7,496	1,080,623

		3,619,844

Machinery - 0.0%##
Mueller Water Products, Inc. - Class A	44,960	536,822

Professional Services - 0.8%
Equifax, Inc.	24,414	2,649,651

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Professional Services (continued)
Nielsen Holdings plc	126,163	$4,676,862

		7,326,513

Road & Rail - 0.4%
Genesee & Wyoming, Inc. - Class A*	32,003	2,297,175
Kansas City Southern	8,749	911,821
Union Pacific Corp.	8,352	967,078

		4,176,074

Total Industrials		32,678,193

Information Technology - 7.2%
Communications Equipment - 0.2%
Cisco Systems, Inc.	43,391	1,481,803

Internet Software & Services - 2.0%
Alphabet, Inc. - Class A*	3,298	3,406,966
Alphabet, Inc. - Class C*	3,370	3,426,076
China Literature Ltd. - Rights (Expires 11/03/2017) (Hong Kong)*[3]	58	—
Facebook, Inc. - Class A*	52,988	9,541,019
Tencent Holdings Ltd. - Class H (China)[1]	73,330	3,295,825

		19,669,886

IT Services - 1.3%
Automatic Data Processing, Inc.	5,917	687,910
Broadridge Financial Solutions, Inc.	6,511	559,425
Infosys Ltd. - ADR (India)	33,489	497,312
International Business Machines Corp.	8,642	1,331,387
InterXion Holding N.V. - ADR (Netherlands)*	5,990	319,806
MasterCard, Inc. - Class A2	30,595	4,551,618
Visa, Inc. - Class A2	39,540	4,348,609

		12,296,067

Semiconductors & Semiconductor Equipment - 2.0%
Intel Corp.	59,479	2,705,700
Qorvo, Inc.*	62,803	4,761,095
QUALCOMM, Inc.	17,680	901,857
Skyworks Solutions, Inc.	60,398	6,876,916
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	44,820	1,897,231
Texas Instruments, Inc.	20,382	1,970,736

		19,113,535

Software - 1.6%
Electronic Arts, Inc.*	20,666	2,471,654
Microsoft Corp.	58,025	4,826,520
ServiceNow, Inc.*	67,790	8,566,622

		15,864,796

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.	5,329	900,814

Total Information Technology		69,326,901

Materials - 1.8%
Chemicals - 0.6%
Ashland Global Holdings, Inc.	43,699	2,970,658
DowDuPont, Inc.	14,605	1,056,088
FMC Corp.	5,920	549,731
LyondellBasell Industries N.V. - Class A	5,727	592,916
RPM International, Inc.	16,901	901,330

		6,070,723

Construction Materials - 0.1%
CRH plc - ADR (Ireland)	13,356	501,117

Containers & Packaging - 0.8%
Ball Corp.	63,907	2,743,528
Graphic Packaging Holding Co.	62,616	969,922
Sealed Air Corp.	75,686	3,347,592
Sonoco Products Co.	16,182	838,066

		7,899,108

Metals & Mining - 0.3%
Antofagasta plc (Chile)[1]	62,076	786,724
First Quantum Minerals Ltd. (Zambia)	65,478	732,383
Lundin Mining Corp. (Canada)	91,740	699,730
Southern Copper Corp. (Peru)	25,940	1,114,123

		3,332,960

Total Materials		17,803,908

Real Estate - 2.8%
Equity Real Estate Investment Trusts (REITS) - 2.8%
Acadia Realty Trust	4,240	119,357
Agree Realty Corp.	2,150	101,674
Alexandria Real Estate Equities, Inc.	3,845	476,626
American Campus Communities, Inc.	4,350	180,873
American Homes 4 Rent - Class A	16,015	340,799
Apartment Investment & Management Co. - Class A	8,890	390,982
AvalonBay Communities, Inc.	2,725	494,124

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	7,255	$136,061
Bluerock Residential Growth REIT, Inc.	9,325	105,279
Boston Properties, Inc.	1,960	237,513
Brandywine Realty Trust	11,930	208,656
Brixmor Property Group, Inc.	6,215	108,576
Camden Property Trust	2,245	204,834
CatchMark Timber Trust, Inc. - Class A	85,606	1,095,757
Cedar Realty Trust, Inc.	31,290	170,218
Chesapeake Lodging Trust	7,565	211,064
Colony NorthStar, Inc. - Class A	73,298	900,099
Columbia Property Trust, Inc.	6,655	146,942
Community Healthcare Trust, Inc.	35,972	986,712
CoreCivic, Inc.	28,315	698,248
Cousins Properties, Inc.	32,660	294,593
Crown Castle International Corp.	7,168	767,549
CubeSmart	22,425	610,409
DDR Corp.	36,980	283,637
Digital Realty Trust, Inc.	6,365	753,871
Douglas Emmett, Inc.	5,815	231,379
Education Realty Trust, Inc.	2,650	92,485
EPR Properties	1,385	95,814
Equinix, Inc.	2,855	1,323,293
Equity Commonwealth*	6,285	188,864
Equity LifeStyle Properties, Inc.	2,130	188,462
Equity Residential	5,375	361,523
Essex Property Trust, Inc.	415	108,908
Extra Space Storage, Inc.	3,655	298,211
Forest City Realty Trust, Inc. - Class A	8,130	200,242
Getty Realty Corp.	5,300	150,573
GGP, Inc.	8,800	171,248
Global Medical REIT, Inc.	53,090	449,141
HCP, Inc.	7,400	191,216
Healthcare Trust of America, Inc. - Class A	7,450	223,872
Hibernia REIT plc (Ireland)[1]	96,180	165,252
Host Hotels & Resorts, Inc.	9,375	183,375
Independence Realty Trust, Inc.	15,120	153,468
Invitation Homes, Inc.	7,025	158,554
Lamar Advertising Co. - Class A	5,655	398,338
LaSalle Hotel Properties	4,460	125,817
Life Storage, Inc.	2,410	194,776
The Macerich Co.	1,605	87,633
Mid-America Apartment Communities, Inc.	3,515	359,760
National Retail Properties, Inc.	4,870	195,677
Outfront Media, Inc.	16,490	386,690
Physicians Realty Trust	19,815	344,385
Plymouth Industrial REIT, Inc.	2,685	48,598
Prologis, Inc.	9,545	616,416
Public Storage	1,540	319,165
Regency Centers Corp.	3,213	197,760
Retail Opportunity Investments Corp.	6,625	119,118
Rexford Industrial Realty, Inc.	9,105	270,327
Simon Property Group, Inc.	4,935	766,554
STAG Industrial, Inc.	19,845	541,768
Starwood Waypoint Homes	4,350	157,948
STORE Capital Corp.	17,197	424,594
Sun Communities, Inc.	2,055	185,484
Sunstone Hotel Investors, Inc.	11,830	193,066
Terreno Realty Corp.	7,335	269,341
UDR, Inc.	6,850	265,712
Unibail-Rodamco S.E. (France)[1]	755	188,982
Urban Edge Properties	12,555	294,540
Ventas, Inc.	6,160	386,540
VEREIT, Inc.	23,125	182,456
Vornado Realty Trust	5,430	406,490
Welltower, Inc.	5,230	350,201
Weyerhaeuser Co.	120,050	4,310,996

Total Real Estate		27,549,465

Telecommunication Services - 0.5%
Diversified Telecommunication Services - 0.4%
Zayo Group Holdings, Inc.*	99,471	3,586,924

Wireless Telecommunication Services - 0.1%
NTT DOCOMO, Inc. - ADR (Japan)	41,040	997,683

Total Telecommunication Services		4,584,607

Utilities - 0.1%
Electric Utilities - 0.1%
Eversource Energy	6,811	426,641
Exelon Corp.	7,250	291,523

		718,164

Multi-Utilities - 0.0%##
CMS Energy Corp.	10,356	500,919

Total Utilities		1,219,083

TOTAL COMMON STOCKS (Identified Cost $252,204,131)		300,814,149

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS - 21.1%

Non-Convertible Corporate Bonds - 21.1%
Consumer Discretionary - 2.7%
Auto Components - 0.3%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	2,902,000	$3,105,068

Household Durables - 0.6%
Century Communities, Inc.[5], 5.875%, 7/15/2025	368,000	371,676
Meritage Homes Corp., 5.125%, 6/6/2027	245,000	247,756
NVR, Inc., 3.95%, 9/15/2022	3,588,000	3,769,023
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	368,000	377,660
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	209,000	226,242
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	309,000	302,820
Weekley Homes LLC - Weekley Finance Corp.[5], 6.625%, 8/15/2025	350,000	340,375

		5,635,552

Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc.[5], 3.15%, 8/22/2027	2,560,000	2,575,321
The Priceline Group, Inc., 3.60%, 6/1/2026	4,619,000	4,721,112

		7,296,433

Media - 0.8%
Charter Communications Operating LLC - Charter Communications Operating Capital Corp., 4.464%, 7/23/2022	100,000	105,607
Comcast Corp., 4.40%, 8/15/2035	2,216,000	2,399,684
CSC Holdings, LLC, 5.25%, 6/1/2024	472,000	469,935
Discovery Communications LLC, 3.95%, 3/20/2028	3,890,000	3,858,158
DISH DBS Corp., 5.875%, 7/15/2022	100,000	100,563
UPCB Finance IV Ltd. (Netherlands)[5], 5.375%, 1/15/2025	525,000	536,812
VTR Finance B.V. (Chile)[5], 6.875%, 1/15/2024	345,000	365,786

		7,836,545

Multiline Retail - 0.2%
Dollar General Corp., 3.25%, 4/15/2023	2,285,000	2,344,693

Total Consumer Discretionary		26,218,291

Consumer Staples - 1.3%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	3,280,000	5,183,094
PepsiCo, Inc., 3.10%, 7/17/2022	2,490,000	2,574,231

		7,757,325

Food & Staples Retailing - 0.5%
C&S Group Enterprises LLC[5], 5.375%, 7/15/2022	481,000	466,570
CVS Health Corp., 3.50%, 7/20/2022	3,740,000	3,855,154

		4,321,724

Total Consumer Staples		12,079,049

Energy - 3.0%
Energy Equipment & Services - 0.1%
McDermott International, Inc.[5], 8.00%, 5/1/2021	509,000	525,542
Trinidad Drilling Ltd. (Canada)[5], 6.625%, 2/15/2025	359,000	349,128

		874,670

Oil, Gas & Consumable Fuels - 2.9%
BP Capital Markets plc (United Kingdom), 3.216%, 11/28/2023	1,131,000	1,161,277
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	3,452,000	3,588,788
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/2024	490,000	559,213
Cheniere Energy Partners LP5, 5.25%, 10/1/2025	345,000	355,350
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	2,400,000	2,572,206
ConocoPhillips Co., 3.35%, 11/15/2024	2,562,000	2,654,638
ConocoPhillips Co., 3.35%, 5/15/2025	491,000	505,862
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	359,000	359,000
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	2,540,000	2,573,179
Enviva Partners LP - Enviva Partners Finance Corp., 8.50%, 11/1/2021	351,000	376,448
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	345,000	363,975
Global Ship Lease, Inc. (United Kingdom)[5], 9.875%, 11/15/2022	495,000	504,900

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [4]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Hilcorp Energy I LP - Hilcorp Finance Co.[5], 5.75%, 10/1/2025		504,000	$515,970
Jonah Energy LLC - Jonah Energy Finance Corp.[5], 7.25%, 10/15/2025		350,000	350,000
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024		4,587,000	4,812,755
PBF Holding Co. LLC - PBF Finance Corp.[5], 7.25%, 6/15/2025		263,000	271,876
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026		2,290,000	2,572,815
Rockies Express Pipeline, LLC[5], 5.625%, 4/15/2020		468,000	496,080
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026		2,280,000	2,579,425
SemGroup Corp.[5], 6.375%, 3/15/2025		341,000	335,885
Seven Generations Energy Ltd. (Canada)[5], 5.375%, 9/30/2025		241,000	243,410
Southwestern Energy Co., 6.70%, 1/23/2025		263,000	268,918
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[5], 5.50%, 9/15/2024		481,000	497,234

			28,519,204

Total Energy			29,393,874

Financials - 7.0%
Banks - 3.7%
Banco Santander S.A. (Spain), 3.50%, 4/11/2022		3,507,000	3,593,504
Bank of America Corp., 4.00%, 1/22/2025		3,361,000	3,480,933
Barclays Bank plc (United Kingdom)[5], 10.179%, 6/12/2021		2,080,000	2,568,582
Citigroup, Inc., 3.875%, 3/26/2025		4,606,000	4,726,228
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		2,520,000	2,569,282
JPMorgan Chase & Co.[6], (3 mo. LIBOR US + 0.935%), 2.776%, 4/25/2023		4,787,000	4,803,977
Kreditanstalt fuer Wiederaufbau (Germany), 1.50%, 6/15/2021		8,539,000	8,385,689
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025		4,637,000	4,890,383
Popular, Inc., 7.00%, 7/1/2019		394,000	402,865
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	309,000	241,856
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023		104,000	115,808

			35,779,107

Capital Markets - 1.1%
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025		2,470,000	2,576,996
Morgan Stanley[7], (3 mo. LIBOR US + 1.220%), 2.617%, 5/8/2024		3,790,000	3,853,596
Morgan Stanley, 5.00%, 11/24/2025		3,560,000	3,883,297

			10,313,889

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019		150,000	151,830
Navient Corp., 6.125%, 3/25/2024		250,000	256,562
SLM Corp., 5.125%, 4/5/2022		318,000	329,528

			737,920

Diversified Financial Services - 0.8%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Netherlands), 4.50%, 5/15/2021		4,360,000	4,630,287
E*TRADE Financial Corp., 2.95%, 8/24/2022		2,570,000	2,571,224
LPL Holdings, Inc.[5], 5.75%, 9/15/2025		236,000	245,440

			7,446,951

Insurance - 1.3%
American International Group, Inc., 4.125%, 2/15/2024		3,630,000	3,861,013
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024		5,930,000	6,402,431
Prudential Financial, Inc.[6], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042		2,330,000	2,574,650

			12,838,094

Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[5], 5.875%, 8/1/2021		590,000	609,175

Total Financials			67,725,136

Health Care - 0.6%
Biotechnology - 0.5%
AMAG Pharmaceuticals, Inc.[5], 7.875%, 9/1/2023		268,000	272,689

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Biotechnology (continued)
Express Scripts Holding Co., 3.50%, 6/15/2024	3,820,000	$3,865,229
Horizon Pharma, Inc. - Horizon Pharma USA, Inc.[5], 8.75%, 11/1/2024	400,000	419,000

		4,556,918

Health Care Equipment & Supplies - 0.0%##
Hill-Rom Holdings, Inc.[5], 5.00%, 2/15/2025	254,000	259,715

Health Care Providers & Services - 0.1%
DaVita, Inc., 5.00%, 5/1/2025	345,000	339,825
Fresenius Medical Care US Finance II, Inc. (Germany)[5], 6.50%, 9/15/2018	150,000	155,798
HCA Healthcare, Inc., 6.25%, 2/15/2021	104,000	111,930
HCA, Inc., 3.75%, 3/15/2019	104,000	105,560
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[5], 6.625%, 5/15/2022	135,000	135,169
Tenet Healthcare Corp., 6.75%, 2/1/2020	104,000	105,820

		954,102

Total Health Care		5,770,735

Industrials - 0.7%
Arconic, Inc., 5.87%, 2/23/2022	265,000	289,513

Air Freight & Logistics - 0.0%##
Park Aerospace Holdings Ltd. (Ireland)[5], 4.50%, 3/15/2023	191,000	191,239

Airlines - 0.1%
Allegiant Travel Co., 5.50%, 7/15/2019	254,000	262,255
American Airlines Group, Inc.[5], 5.50%, 10/1/2019	245,000	254,800

		517,055

Building Products - 0.1%
Airxcel, Inc.[5], 8.50%, 2/15/2022	377,000	399,619

Construction & Engineering - 0.1%
Tutor Perini Corp.[5], 6.875%, 5/1/2025	359,000	387,271

Industrial Conglomerates - 0.4%
General Electric Co.[7], (3 mo. LIBOR US + 0.380%), 1.771%, 5/5/2026	4,273,000	4,138,765

Machinery - 0.0%##
Xerium Technologies, Inc., 9.50%, 8/15/2021	268,000	275,290

Trading Companies & Distributors - 0.0%##
International Lease Finance Corp., 6.25%, 5/15/2019	254,000	269,346

Total Industrials		6,468,098

Information Technology - 1.4%
Internet Software & Services - 0.4%
Activision Blizzard, Inc., 3.40%, 6/15/2027	4,487,000	4,495,336

IT Services - 0.4%
Visa, Inc., 2.80%, 12/14/2022	3,790,000	3,861,304

Semiconductors & Semiconductor Equipment - 0.6%
Applied Materials, Inc., 3.30%, 4/1/2027	5,020,000	5,134,136
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	386,000	370,560

		5,504,696

Total Information Technology		13,861,336

Materials - 2.0%
Chemicals - 0.3%
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[5], 8.375%, 12/1/2022	318,000	321,180
NOVA Chemicals Corp. (Canada)[5], 4.875%, 6/1/2024	259,000	263,856
Solvay Finance America LLC (Belgium)[5], 3.40%, 12/3/2020	2,490,000	2,560,482

		3,145,518

Metals & Mining - 1.4%
Anglo American Capital plc (United Kingdom)[5], 9.375%, 4/8/2019	164,000	180,447
Anglo American Capital plc (United Kingdom)[5], 4.00%, 9/11/2027	5,160,000	5,165,163
Corp Nacional del Cobre de Chile (Chile)[5], 3.625%, 8/1/2027	4,460,000	4,486,269
Ferroglobe plc - Globe Specialty Metals, Inc.[5], 9.375%, 3/1/2022	395,000	429,563
Northwest Acquisitions ULC - Dominion Finco, Inc.[5], 7.125%, 11/1/2022	660,000	681,450
Petra Diamonds US Treasury plc (South Africa)[5], 7.25%, 5/1/2022	200,000	198,600

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Southern Copper Corp. (Peru), 3.875%, 4/23/2025	2,318,000	$2,405,732
Techniplas LLC[5], 10.00%, 5/1/2020	345,000	276,000

		13,823,224

Paper & Forest Products - 0.3%
Domtar Corp., 4.40%, 4/1/2022	2,161,000	2,272,847

Total Materials		19,241,589

Real Estate - 0.6%
Equity Real Estate Investment Trusts (REITS) - 0.6%
American Tower Corp., 3.30%, 2/15/2021	4,633,000	4,753,600
GTP Acquisition Partners I LLC[5], 2.35%, 6/15/2020	945,000	941,879
iStar, Inc., 5.25%, 9/15/2022	336,000	344,400

Total Real Estate		6,039,879

Telecommunication Services - 1.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc., 3.90%, 8/14/2027	4,669,000	4,650,324
CenturyLink, Inc., 7.50%, 4/1/2024	245,000	260,313
Frontier Communications Corp., 11.00%, 9/15/2025	377,000	319,979
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	509,000	520,493
Inmarsat Finance plc (United Kingdom)[5], 4.875%, 5/15/2022	590,000	601,918
Sprint Communications, Inc.[5], 9.00%, 11/15/2018	104,000	110,370
Sprint Communications, Inc., 7.00%, 8/15/2020	104,000	112,029
Verizon Communications, Inc., 4.125%, 3/16/2027	4,606,000	4,806,514

Total Telecommunication Services		11,381,940

Utilities - 0.6%
Independent Power and Renewable Electricity Producers - 0.6%
American Water Capital Corp., 2.95%, 9/1/2027	5,200,000	5,176,015
Atlantica Yield plc (Spain)[5], 7.00%, 11/15/2019	740,000	791,800

Total Utilities		5,967,815

TOTAL CORPORATE BONDS (Identified Cost $201,410,573)		204,147,742

MUTUAL FUNDS - 0.1%
iShares Core Dividend Growth ETF	21,965	728,579
Schwab U.S. Dividend Equity ETF	15,079	731,181

TOTAL MUTUAL FUNDS (Identified Cost $1,387,341)		1,459,760

U.S. TREASURY SECURITIES - 20.9%

U.S. Treasury Bonds - 3.7%
U.S. Treasury Bond, 6.25%, 5/15/2030	6,958,000	9,830,621
U.S. Treasury Bond, 4.75%, 2/15/2037	10,174,000	13,454,320
U.S. Treasury Bond, 2.50%, 2/15/2045	8,548,000	7,951,643
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	4,644,609	4,494,164

Total U.S. Treasury Bonds (Identified Cost $36,421,118)		35,730,748

U.S. Treasury Notes - 17.2%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	8,198,015	8,226,789
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	4,561,336	4,541,977
U.S. Treasury Note, 1.625%, 4/30/2019	29,269,000	29,306,730
U.S. Treasury Note, 1.375%, 4/30/2020	32,700,500	32,456,524
U.S. Treasury Note, 1.375%, 4/30/2021	29,123,000	28,682,742
U.S. Treasury Note, 1.125%, 7/31/2021	23,482,000	22,860,094
U.S. Treasury Note, 1.75%, 4/30/2022	34,781,300	34,451,149
U.S. Treasury Note, 1.625%, 4/30/2023	3,670,000	3,581,547
U.S. Treasury Note, 1.625%, 5/15/2026	2,135,000	2,018,075

Total U.S. Treasury Notes (Identified Cost $167,901,379)		166,125,627

TOTAL U.S. TREASURY SECURITIES (Identified Cost $204,322,497)		201,856,375

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES - 3.0%
CarMax Auto Owner Trust, Series 2016-4, Class A2, 1.21%, 11/15/2019	2,012,281	$2,009,522
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A5, 2.00%, 12/10/2023	370,696	369,769
Chesapeake Funding II LLC, Series 2017-2A, Class A1[5], 1.99%, 5/15/2029	6,370,000	6,371,780
Colony American Homes, Series 2015-1A, Class A5,7, (1 mo. LIBOR US + 1.200%), 2.437%, 7/17/2032	1,901,203	1,904,581
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A5, 2.56%, 10/15/2025	1,445,000	1,447,155
Enterprise Fleet Financing LLC, Series 2014-2, Class A3[5], 1.64%, 3/20/2020	1,748,541	1,747,785
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[5], 1.59%, 2/22/2021	649,087	648,951
Enterprise Fleet Financing LLC, Series 2016-2, Class A2[5], 1.74%, 2/22/2022	194,164	194,019
Enterprise Fleet Financing LLC, Series 2016-2, Class A3[5], 2.04%, 2/22/2022	980,000	980,529
Home Partners of America Trust, Series 2016-1, Class A5,7, (1 mo. LIBOR US + 1.650%), 2.887%, 3/17/2033	962,418	970,211
Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3[5], 1.97%, 7/15/2020	3,900,000	3,903,136
Invitation Homes Trust, Series 2015-SFR3, Class A5,7, (1 mo. LIBOR US + 1.300%), 2.537%, 8/17/2032	2,124,660	2,140,069
SoFi Consumer Loan Program LLC, Series 2017-4, Class A5, 2.50%, 5/26/2026	974,972	973,659
SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[5], 2.14%, 9/25/2026	1,552,150	1,550,812
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A5, 1.55%, 3/26/2040	991,711	988,437
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A5, 1.75%, 7/25/2040	275,601	275,078
Tax Ease Funding LLC, Series 2016-1A, Class A5, 3.131%, 6/15/2028	644,159	647,067
Tricon American Homes Trust, Series 2016-SFR1, Class A5, 2.589%, 11/17/2033	1,809,000	1,792,663

TOTAL ASSET-BACKED SECURITIES (Identified Cost $28,892,784)		28,915,223

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.2%
Americold LLC Trust, Series 2010-ARTA, Class A1[5], 3.847%, 1/14/2029	190,297	195,447
BWAY Mortgage Trust, Series 2015-1740, Class A5, 2.917%, 1/10/2035	4,633,000	4,575,561
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A5, 3.178%, 2/10/2035	500,000	506,268
Commercial Mortgage Pass-Through Certificates, Series 2015-DC1, Class A5, 3.35%, 2/10/2048	4,455,000	4,566,617
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[5,8], 2.50%, 5/25/2043	1,402,295	1,334,536
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[5,8], 2.13%, 2/25/2043	980,982	939,124
FDIC Trust, Series 2011-R1, Class A5, 2.672%, 7/25/2026	263,291	264,030
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[8], 1.304%, 8/25/2020	20,869,218	634,257
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[8], 1.187%, 4/25/2021	2,769,718	96,542
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[8], 1.527%, 10/25/2021	6,799,839	340,288
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[8], 1.353%, 12/25/2021	8,401,643	385,283
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[8], 1.468%, 6/25/2022	15,386,126	861,591
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class A2[8], 3.32%, 2/25/2023	3,470,000	3,631,236

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[8], 0.208%, 4/25/2023	77,270,484	$761,895
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[8], 0.111%, 5/25/2023	48,013,040	279,532
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A2[8], 3.06%, 7/25/2023	5,431,000	5,612,677
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K035, Class A2[8], 3.458%, 8/25/2023	5,688,000	5,997,791
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K055, Class A1, 2.263%, 4/25/2025	343,188	341,230
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[8], 1.546%, 10/25/2018	10,108,152	115,492
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ10, Class A2, 2.912%, 12/25/2023	4,232,000	4,321,144
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ13, Class A2, 2.864%, 8/25/2022	2,798,000	2,862,221
FREMF Mortgage Trust, Series 2011-K701, Class B5,8, 4.058%, 7/25/2048	875,000	873,674
FREMF Mortgage Trust, Series 2011-K702, Class B5,8, 4.785%, 4/25/2044	1,114,000	1,121,900
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[5], 0.10%, 6/25/2046	204,085,558	865,241
FREMF Mortgage Trust, Series 2013-K712, Class B5,8, 3.365%, 5/25/2045	1,025,000	1,039,835
FREMF Mortgage Trust, Series 2014-K41, Class B5,8, 3.832%, 11/25/2047	2,227,000	2,263,696
FREMF Mortgage Trust, Series 2014-K716, Class B5,8, 3.951%, 8/25/2047	2,624,000	2,715,360
FREMF Mortgage Trust, Series 2015-K42, Class B5,8, 3.852%, 12/25/2024	490,000	502,662
FREMF Mortgage Trust, Series 2015-K43, Class B5,8, 3.735%, 2/25/2048	500,000	508,913
FREMF Mortgage Trust, Series 2015-K720, Class B5,8, 3.389%, 7/25/2022	270,000	268,160
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[5,8], 3.495%, 12/15/2034	2,495,000	2,526,342
GS Mortgage Securities Trust, Series 2010-C2, Class A1[5], 3.849%, 12/10/2043	104,503	107,412
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[5,8], 3.00%, 3/25/2043	768,671	768,101
JP Morgan Mortgage Trust, Series 2013-2, Class A2[5,8], 3.50%, 5/25/2043	854,175	870,624
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[5,8], 3.00%, 6/25/2029	1,190,511	1,205,021
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[5], 2.767%, 1/20/2041	69,366	69,302
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[5,8], 3.75%, 11/25/2054	1,078,056	1,111,374
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[5,8], 3.75%, 8/25/2055	1,153,132	1,189,260
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[5,8], 3.75%, 11/25/2056	1,470,249	1,511,003
SBA Small Business Investment Companies, Series 2015-10A, Class 1, 2.517%, 3/10/2025	1,067,190	1,072,289
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/10/2025	4,681,106	4,777,972
SCG Trust, Series 2013-SRP1, Class AJ5,7, (1 mo. LIBOR US + 1.950%), 3.189%, 11/15/2026	3,608,000	3,594,046
Sequoia Mortgage Trust, Series 2013-2, Class A8, 1.874%, 2/25/2043	946,922	895,618
Sequoia Mortgage Trust, Series 2013-7, Class A2[8], 3.00%, 6/25/2043	925,829	924,021
Sequoia Mortgage Trust, Series 2013-8, Class A1[8], 3.00%, 6/25/2043	1,128,220	1,124,451

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES		PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Starwood Retail Property Trust, Series 2014-STAR, Class A5,7, (1 mo. LIBOR US + 1.220%), 2.459%, 11/15/2027		2,330,000	$2,331,621
Towd Point Mortgage Trust, Series 2016-5, Class A1[5,8], 2.50%, 10/25/2056		2,448,077	2,442,285
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX5, 4.004%, 9/13/2028		155,000	161,790
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[5], 4.393%, 11/15/2043		265,000	279,855
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[5,8], 4.869%, 2/15/2044		866,000	925,236
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[5,8], 3.50%, 1/20/2045		1,224,929	1,245,456
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[5,8], 3.50%, 3/20/2045		1,167,651	1,186,716

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $78,250,604)			79,101,998

FOREIGN GOVERNMENT BONDS - 2.5%

Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	330,000,000	521,290
Canada Housing Trust No. 1 (Canada)[5], 4.10%, 12/15/2018	CAD	268,000	214,001
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	327,000	266,393
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		8,725,000	8,712,645
The Korea Development Bank (South Korea), 1.375%, 9/12/2019		200,000	196,166
The Korea Development Bank (South Korea)[7], (3 mo. LIBOR US + 0.680%), 1.999%, 9/19/2020		3,000,000	2,997,802
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	KRW	380,000,000	339,374
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	7,267,000	387,796
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	2,725,000	139,618
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	4,996,000	254,906
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	908,000	48,876
Province of Ontario (Canada), 2.00%, 9/27/2018		2,089,000	2,094,988
Province of Ontario (Canada), 1.25%, 6/17/2019		2,044,000	2,024,173
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	590,000	440,394
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		4,996,000	4,933,119
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	332,000	448,211

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $24,910,611)			24,019,752

U.S. GOVERNMENT AGENCIES - 11.5%

Mortgage-Backed Securities - 8.1%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		261,345	271,880
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		23,035	23,781
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		39,353	41,342
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		204,121	212,534
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		49,006	51,578
Fannie Mae, Pool #888815, 4.50%, 11/1/2022		33,979	34,892
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		309,116	321,060
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024		33,302	34,813
Fannie Mae, Pool #AC1557, 4.50%, 9/1/2024		78,903	82,737
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		33,797	36,007
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		931,908	1,005,326
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		893,105	963,466
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035		2,210,951	2,342,086
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		572,897	639,377
Fannie Mae, Pool #886904, 6.50%, 9/1/2036		61,470	68,667
Fannie Mae, Pool #909786, 5.50%, 3/1/2037		175,035	194,285
Fannie Mae, Pool #918516, 5.50%, 6/1/2037		88,765	98,634

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #995050, 6.00%, 9/1/2037	240,175	$273,205
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037	786,666	889,787
Fannie Mae, Pool #933521, 5.00%, 1/1/2038	12,862	13,960
Fannie Mae, Pool #889260, 5.00%, 4/1/2038	24,242	26,348
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	303,073	334,767
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	521,910	591,690
Fannie Mae, Pool #912948, 5.00%, 5/1/2038	8,870	9,622
Fannie Mae, Pool #975840, 5.00%, 5/1/2038	56,293	61,055
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	447,137	496,289
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	705,550	799,808
Fannie Mae, Pool #986458, 6.00%, 8/1/2038	9,486	10,655
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	24,867	27,877
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	74,105	83,118
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	91,034	103,279
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	84,007	94,173
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	21,523	24,154
Fannie Mae, Pool #AA0675, 6.00%, 12/1/2038	21,833	24,475
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	44,716	48,620
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	86,320	93,847
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	894,989	996,302
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	471,642	524,392
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	68,992	74,830
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	200,120	222,285
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039	568,001	636,736
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	168,835	189,274
Fannie Mae, Pool #AC0463, 5.00%, 11/1/2039	80,697	87,614
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	146,977	159,699
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	1,091,371	1,170,984
Fannie Mae, Pool #MA0259, 5.00%, 12/1/2039	65,856	71,542
Fannie Mae, Pool #AC8573, 5.00%, 1/1/2040	105,680	114,808
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	957,447	1,064,695
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	730,797	828,800
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	269,196	304,346
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	949,495	1,075,406
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	989,526	1,043,013
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	634,777	669,006
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	1,473,550	1,586,302
Fannie Mae, Pool #AB4300, 3.50%, 1/1/2042	305,280	315,248
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	753,250	793,767
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	1,287,762	1,376,751
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	1,267,607	1,368,189
Fannie Mae, Pool #AZ2001, 3.50%, 5/1/2045	2,554,624	2,635,313
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	1,186,682	1,248,107
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	2,344,728	2,412,028
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	1,883,365	1,937,423
Fannie Mae, Pool #BC8677, 4.00%, 5/1/2046	664,737	698,012
Fannie Mae, Pool #BC2098, 4.00%, 6/1/2046	1,170,099	1,228,740
Fannie Mae, Pool #BD2179, 4.00%, 7/1/2046	265,299	278,598
Fannie Mae, Pool #AS7568, 4.50%, 7/1/2046	1,370,008	1,465,200
Fannie Mae, Pool #BD6987, 4.00%, 10/1/2046	1,265,759	1,329,540

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #BD6997, 4.00%, 10/1/2046	1,035,037	$1,087,193
Fannie Mae, Pool #BE3812, 4.00%, 12/1/2046	909,351	955,407
Fannie Mae, Pool #BE3815, 4.00%, 12/1/2046	1,011,088	1,062,298
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	1,417,631	1,519,619
Fannie Mae, Pool #AL8674, 5.659%, 1/1/2049	1,522,677	1,672,068
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	74,716	76,555
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	51,791	54,676
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	36,388	38,356
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	48,979	51,831
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	163,814	176,660
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	973,969	1,049,405
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	1,310,617	1,413,474
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034	999,934	1,060,381
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035	662,939	704,182
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035	2,004,570	2,129,418
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	147,589	165,050
Freddie Mac, Pool #G08216, 5.50%, 8/1/2037	368,958	409,854
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	436,407	492,855
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	324,411	360,524
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	149,817	166,576
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	175,187	194,474
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	395,179	439,025
Freddie Mac, Pool #G04471, 5.50%, 7/1/2038	48,960	54,374
Freddie Mac, Pool #G04776, 5.50%, 7/1/2038	333,700	370,548
Freddie Mac, Pool #G05196, 5.50%, 10/1/2038	425,437	472,398
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	379,012	421,238
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	253,756	282,106
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	83,990	95,251
Freddie Mac, Pool #G07104, 5.50%, 5/1/2040	287,333	319,438
Freddie Mac, Pool #G06789, 6.00%, 5/1/2040	366,436	414,447
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	1,525,386	1,635,366
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	1,536,616	1,647,181
Freddie Mac, Pool #G60334, 4.50%, 10/1/2041	1,324,186	1,419,174
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	2,017,171	2,083,931
Freddie Mac, Pool #Q24752, 3.50%, 2/1/2044	1,737,608	1,794,990
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	1,440,622	1,518,344
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	2,432,798	2,566,229
Freddie Mac, Pool #G60636, 4.00%, 1/1/2046	1,814,438	1,904,530
Freddie Mac, Pool #Q38388, 4.00%, 1/1/2046	373,983	395,137
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046	2,620,678	2,695,912
Freddie Mac, Pool #G08754, 4.50%, 3/1/2047	1,736,878	1,854,819
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047	2,289,674	2,454,873
Ginnie Mae, Pool #671161, 5.50%, 11/15/2037	46,923	51,971

Total Mortgage-Backed Securities
(Identified Cost $77,734,619)		78,068,282

Other Agencies - 3.4%
Fannie Mae, 2.625%, 9/6/2024
(Identified Cost $32,895,705)	32,543,000	33,220,545

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $110,630,324)		111,288,827

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.1%

Dreyfus Government Cash Management[9], 0.93%,
(Identified Cost $10,995,031)	10,995,031	$10,995,031

TOTAL INVESTMENTS IN SECURITIES - 99.5%
(Identified Cost $913,003,896)		962,598,857

TOTAL OPTIONS WRITTEN - 0.0%##
(Premiums Received $104,669)		(73,138)

TOTAL INVESTMENTS - 99.5%		962,525,719
OTHER ASSETS, LESS LIABILITIES - 0.5%		5,159,131

NET ASSETS - 100%		$967,684,850

ADR - American Depositary Receipt

CAD - Canadian Dollar

CLP - Chilean Peso

ETF - Exchange-traded fund

GBP - British Pound

IO - Interest only

KRW - South Korean Won

MXN - Mexican Peso

No. - Number

SGD - Singapore Dollar

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT (000)	VALUE
Call
Lululemon Athletica, Inc.	179	11/10/17	$67.00	1,101	$(895)

Put
Arconic, Inc.	474	11/17/17	23.00	1,191	(4,740)
Facebook, Inc.	77	11/17/17	160.00	1,386	(4,774)
Medtronic plc	153	12/1/17	77.50	1,232	(9,027)
Regeneron Pharmaceuticals, Inc.	28	11/17/17	385.00	1,127	(15,680)
The Priceline Group, Inc.	6	11/17/17	1,750.00	1,147	(6,672)
Vertex Pharmaceuticals, Inc.	75	11/17/17	145.00	1,097	(31,350)

					(72,243)
TOTAL EXCHANGE-TRADED OPTIONS WRITTEN					$(73,138)

*Non-income producing security.

##Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2017, the total value of such securities was $9,318,175.

3Security has been valued at fair value as determined in good faith by the Advisor and is classified as Level 3 in the fair value hierarchy.

4Amount is stated in USD unless otherwise noted.

5Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $98,628,942 or 10.2%, of the Series’ net assets as of October 31, 2017 (see Note 2 to the financial statements).

6Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2017.
7Floating rate security. Rate shown is the rate in effect as of October 31, 2017.

8Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2017.

9Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2017

ASSETS:

Investments in securities, at value (identified cost $913,003,896) (Note 2)	$962,598,857
Receivable for securities sold	3,051,581
Interest receivable	3,529,499
Receivable for fund shares sold	650,077
Foreign tax reclaims receivable	120,821
Dividends receivable	95,367
Prepaid and other expenses	15,489

TOTAL ASSETS	970,061,691

LIABILITIES:

Due to Custodian	3,226
Accrued management fees (Note 3)	514,165
Accrued shareholder services fees (Class S) (Note 3)	106,662
Accrued distribution and service (Rule 12b-1) fees (Class R) (Class R2) (Note 3)	101,488
Accrued fund accounting and administration fees (Note 3)	82,268
Accrued Chief Compliance Officer service fees (Note 3)	306
Options written, at value (premiums received $104,669) (Note 2)	73,138
Payable for securities purchased	999,652
Payable for fund shares repurchased	327,820
Other payables and accrued expenses	168,116

TOTAL LIABILITIES	2,376,841

TOTAL NET ASSETS	$967,684,850

NET ASSETS CONSIST OF:

Capital stock	$763,535
Additional paid-in-capital	881,848,221
Undistributed net investment income	5,449,663
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	30,004,372
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	49,619,059

TOTAL NET ASSETS	$967,684,850

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2017

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($627,522,841/44,504,408 shares)	$14.10

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($213,823,913/19,706,001 shares)	$10.85

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($13,671,612/1,312,166 shares)	$10.42

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R2 ($112,666,484/10,830,885 shares)	$10.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2017

INVESTMENT INCOME:

Interest	$18,015,244
Dividends (net of foreign taxes withheld, $129,341)	6,816,323

Total Investment Income	24,831,567

EXPENSES:

Management fees (Note 3)	6,499,537
Shareholder services fees (Class S) (Note 3)	1,321,862
Distribution and service (Rule 12b-1) fees (Class R2) (Note 3)	1,172,707
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	76,603
Fund accounting and administration fees (Note 3)	216,428
Transfer agent fees (Note 3)	189,837
Directors’ fees (Note 3)	71,834
Chief Compliance Officer service fees (Note 3)	4,049
Custodian fees	66,345
Miscellaneous	248,231

Total Expenses	9,867,433

NET INVESTMENT INCOME	14,964,134

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	36,192,443
In-kind redemptions (Note 2)	3,897,625
Options written	1,099,812
Foreign currency and translation of other assets and liabilities	15,727

41,205,607

Net change in unrealized appreciation (depreciation) on-
Investments in securities (net of decrease in accrued foreign capital gains tax of $141)	16,996,080
Options written	5,181
Foreign currency and translation of other assets and liabilities	12,740

17,014,001

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	58,219,608

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,183,742

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$14,964,134	$18,069,521
Net realized gain (loss) on investments and foreign currency	37,307,982	6,804,163
Net realized gain (loss) from in-kind redemptions	3,897,625	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	17,014,001	8,738,093

Net increase from operations	73,183,742	33,611,777

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(8,240,473)	(12,113,006)
From net investment income (Class I)	(5,354,879)	(6,560,592)
From net investment income (Class R)	(219,383)	(729,050)
From net investment income (Class R2)	(1,063,946)	(1,585,137)
From net realized gain on investments (Class S)	(1,231,640)	—
From net realized gain on investments (Class I)	(661,927)	—
From net realized gain on investments (Class R)	(40,435)	—
From net realized gain on investments (Class R2)	(292,777)	—

Total distributions to shareholders	(17,105,460)	(20,987,785)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(250,449,181)	(281,237,096)

Net decrease in net assets	(194,370,899)	(268,613,104)

NET ASSETS:

Beginning of year	1,162,055,749	1,430,668,853

End of year (including undistributed net investment income of $ 5,449,663 and $ 6,938,681, respectively)	$967,684,850	$1,162,055,749

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.36	$13.15	$14.13	$14.18	$13.62

Income (loss) from investment operations:
Net investment income[1]	0.19	0.19	0.22	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.73	0.21	(0.41)	0.52	0.83

Total from investment operations	0.92	0.40	(0.19)	0.74	1.05

Less distributions to shareholders:
From net investment income	(0.16)	(0.19)	(0.18)	(0.20)	(0.20)
From net realized gain on investments	(0.02)	—	(0.61)	(0.59)	(0.29)

Total distributions to shareholders	(0.18)	(0.19)	(0.79)	(0.79)	(0.49)

Net asset value - End of year	$14.10	$13.36	$13.15	$14.13	$14.18

Net assets - End of year (000’s omitted)	$627,523	$724,270	$911,956	$1,124,851	$1,027,160

Total return[2]	7.02%	3.07%	(1.33%)	5.46%	7.93%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.87%	0.88%	0.87%	0.87%
Net investment income	1.42%	1.47%	1.60%	1.57%	1.58%
Series portfolio turnover	58%	65%	51%	45%	54%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.33	$10.22	$11.17	$11.38	$11.03

Income (loss) from investment operations:
Net investment income[1]	0.17	0.17	0.19	0.20	0.20
Net realized and unrealized gain (loss) on investments	0.56	0.15	(0.32)	0.40	0.66

Total from investment operations	0.73	0.32	(0.13)	0.60	0.86

Less distributions to shareholders:
From net investment income	(0.19)	(0.21)	(0.21)	(0.22)	(0.22)
From net realized gain on investments	(0.02)	—	(0.61)	(0.59)	(0.29)

Total distributions to shareholders	(0.21)	(0.21)	(0.82)	(0.81)	(0.51)

Net asset value - End of year	$10.85	$10.33	$10.22	$11.17	$11.38

Net assets - End of year (000’s omitted)	$213,824	$291,632	$325,700	$353,538	$318,106

Total return[2]	7.25%	3.26%	(1.15%)	5.66%	8.15%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.67%	0.67%	0.68%	0.67%	0.67%
Net investment income	1.62%	1.66%	1.81%	1.77%	1.77%
Series portfolio turnover	58%	65%	51%	45%	54%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.92	$9.81	$10.75	$10.99	$10.67

Income (loss) from investment operations:
Net investment income[1]	0.11	0.12	0.13	0.14	0.14
Net realized and unrealized gain (loss) on investments	0.54	0.15	(0.30)	0.38	0.64

Total from investment operations	0.65	0.27	(0.17)	0.52	0.78

Less distributions to shareholders:
From net investment income	(0.13)	(0.16)	(0.16)	(0.17)	(0.17)
From net realized gain on investments	(0.02)	—	(0.61)	(0.59)	(0.29)

Total distributions to shareholders	(0.15)	(0.16)	(0.77)	(0.76)	(0.46)

Net asset value - End of year	$10.42	$9.92	$9.81	$10.75	$10.99

Net assets - End of year (000’s omitted)	$13,672	$19,054	$55,315	$59,101	$48,272

Total return[2]	6.72%	2.79%	(1.60%)	5.08%	7.64%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.17%	1.17%	1.18%	1.17%	1.17%
Net investment income	1.12%	1.19%	1.30%	1.27%	1.28%
Series portfolio turnover	58%	65%	51%	45%	54%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R2*

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.91	$9.81	$10.75	$10.99	$10.68

Income (loss) from investment operations:
Net investment income[1]	0.06	0.06	0.08	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.54	0.15	(0.31)	0.39	0.65

Total from investment operations	0.60	0.21	(0.23)	0.47	0.73

Less distributions to shareholders:
From net investment income	(0.09)	(0.11)	(0.10)	(0.12)	(0.13)
From net realized gain on investments	(0.02)	—	(0.61)	(0.59)	(0.29)

Total distributions to shareholders	(0.11)	(0.11)	(0.71)	(0.71)	(0.42)

Net asset value - End of year	$10.40	$9.91	$9.81	$10.75	$10.99

Net assets - End of year (000’s omitted)	$112,666	$127,100	$137,697	$139,291	$102,919

Total return[2]	6.13%	2.24%	(2.10%)	4.58%	7.06%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.67%	1.67%	1.68%	1.67%	1.67%
Net investment income	0.62%	0.66%	0.81%	0.77%	0.78%
Series portfolio turnover	58%	65%	51%	45%	54%

*Effective March 1, 2017, Class C shares of the Series have been redesignated as Class R2 Shares.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2017 - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S3	8.46%	5.43%	4.09%	6.63%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I3,4	8.72%	5.70%	4.34%	6.74%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R3,5	8.21%	5.17%	3.81%	6.41%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R2[3,5]	7.71%	4.65%	3.32%	5.90%
Bloomberg Barclays U.S. Aggregate Bond Index[6]	0.90%	2.04%	4.19%	5.27%
30/10/60 Blended Index[7]	9.64%	6.49%	5.24%	6.91%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2017 to the Bloomberg Barclays U.S. Aggregate Bond Index and the 30/10/60 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 15, 1993, the Class S inception date. The Bloomberg Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 1.08% for Class S, 0.83% for Class I, 1.33% for Class R and 1.83% for Class R2. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.08% for Class S, 0.83% for Class I, 1.33% for Class R and 1.83% for Class R2 for the year ended October 31, 2017.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class R2 on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of Class S shares adjusted for expense differences.

6The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update as of October 31, 2017 - Pro-Blend® Moderate Term Series

(unaudited)

7The 30/10/60 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), and 60% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/17	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,042.10	$5.51	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45	1.07%
Class I
Actual	$1,000.00	$1,043.60	$4.22	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18	0.82%
Class R
Actual	$1,000.00	$1,040.20	$6.79	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72	1.32%
Class R2
Actual	$1,000.00	$1,038.50	$9.35	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25	1.82%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Moderate Term Series

As of October 31, 2017 (unaudited)

Sector Allocation[4]
Information Technology	11.3%
Health Care	9.1%
Financials	6.9%
Consumer Discretionary	5.5%
Industrials	4.4%
Energy	4.2%
Materials	4.0%
Consumer Staples	4.0%
Real Estate	2.9%
Telecommunication Services	1.6%
Utilities	0.6%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Facebook, Inc. - Class A	1.8%
ServiceNow, Inc.	1.5%
The Priceline Group, Inc.	1.3%
DaVita, Inc.	1.2%
Skyworks Solutions, Inc.	1.1%
Novartis AG - ADR (Switzerland)	1.0%
Medtronic plc	1.0%
Amazon.com, Inc.	0.9%
Diageo plc (United Kingdom)	0.8%
Qorvo, Inc.	0.8%

5As a percentage of total investments.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 36.4%

Consumer Discretionary - 3.0%
Diversified Consumer Services - 0.0%##
Fu Shou Yuan International Group Ltd. (China)[1]	170,640	$119,956

Hotels, Restaurants & Leisure - 0.1%
Accor S.A. (France)[1]	6,035	301,073
Jollibee Foods Corp. (Philippines)[1]	37,125	179,271

		480,344

Household Durables - 0.0%##
Kaufman & Broad S.A. (France)[1]	2,530	111,797

Internet & Direct Marketing Retail - 2.2%
Amazon.com, Inc.*	5,508	6,087,882
Ctrip.com International Ltd. - ADR (China)*	3,370	161,389
The Priceline Group, Inc.*	4,895	9,359,044

		15,608,315

Leisure Products - 0.0%##
Trigano S.A. (France)[1]	775	125,064

Multiline Retail - 0.0%##
Lojas Renner S.A. (Brazil)	10,880	114,411

Specialty Retail - 0.0%##
Industria de Diseno Textil S.A. (Spain)[1]	3,205	119,797

Textiles, Apparel & Luxury Goods - 0.7%
ANTA Sports Products Ltd. (China)[1]	40,180	179,720
lululemon athletica, Inc.*	73,674	4,531,688

		4,711,408

Total Consumer Discretionary		21,391,092

Consumer Staples - 3.0%
Beverages - 2.2%
Ambev S.A. - ADR (Brazil)	849,553	5,377,670
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	34,925	4,282,545
Diageo plc (United Kingdom)[1]	174,196	5,948,567
Treasury Wine Estates Ltd. (Australia)[1]	19,881	238,651

		15,847,433

Food & Staples Retailing - 0.1%
Puregold Price Club, Inc. (Philippines)[1]	182,870	180,656
Raia Drogasil S.A. (Brazil)	7,365	177,230
Robinsons Retail Holdings, Inc. (Philippines)[1]	98,765	185,573

		543,459

Food Products - 0.1%
Danone S.A. (France)[1]	2,496	204,001
Kerry Group plc - Class A (Ireland)[1]	2,355	237,179
M Dias Branco S.A. (Brazil)	7,100	105,004
Nestle S.A. (Switzerland)[1]	2,914	245,180

		791,364

Personal Products - 0.6%
Beiersdorf AG (Germany)[1]	1,285	144,550
Unilever plc - ADR (United Kingdom)	67,885	3,845,685

		3,990,235

Tobacco - 0.0%##
Japan Tobacco, Inc. (Japan)[1]	7,700	254,872

Total Consumer Staples		21,427,363

Energy - 1.6%
Energy Equipment & Services - 1.5%
Diamond Offshore Drilling, Inc.*	112,905	1,888,901
Oceaneering International, Inc.	68,835	1,391,844
Schlumberger Ltd.	84,158	5,386,112
Transocean Ltd.*	159,680	1,676,640

		10,343,497

Oil, Gas & Consumable Fuels - 0.1%
Cameco Corp. (Canada)	9,384	76,386
Galp Energia SGPS S.A. (Portugal)[1]	9,885	183,782
Royal Dutch Shell plc - Class B - ADR (Netherlands)	2,830	184,969
YPF S.A. - ADR (Argentina)	5,845	143,553

		588,690

Total Energy		10,932,187

Financials - 1.0%
Banks - 0.4%
Banco Macro S.A. - ADR (Argentina)	1,235	155,511
Bankia S.A. (Spain)[1]	29,053	138,646
Banque Cantonale Vaudoise (Switzerland)[1]	165	118,666
BNP Paribas S.A. (France)[1]	2,985	232,978
BPER Banca (Italy)[1]	21,050	102,467
CaixaBank S.A. (Spain)[1]	32,440	151,767
Credit Agricole S.A. (France)[1]	9,790	170,867
Danske Bank A/S (Denmark)[1]	4,585	174,979
Erste Group Bank AG (Austria)[1]	2,710	116,327
Eurobank Ergasias S.A. (Greece)*[1]	125,420	102,447

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
FinecoBank Banca Fineco S.p.A. (Italy)[1]	19,220	$179,764
Grupo Financiero Galicia S.A. - ADR (Argentina)	2,570	141,093
Grupo Supervielle S.A. - ADR (Argentina)	4,595	123,192
Itau Unibanco Holding S.A. (Brazil)	9,000	116,128
Jyske Bank A/S (Denmark)[1]	2,060	116,407
KBC Group N.V. (Belgium)[1]	2,125	176,522
Skandinaviska Enskilda Banken A.B. - Class A (Sweden)[1]	9,180	113,131
Svenska Handelsbanken A.B. - Class A (Sweden)[1]	7,990	114,515
Swedbank A.B. - Class A (Sweden)[1]	4,345	107,833
Sydbank A/S (Denmark)[1]	2,985	116,530

		2,769,770

Capital Markets - 0.6%
Amundi S.A. (France)[1,2]	2,180	184,757
Banca Generali S.p.A. (Italy)[1]	5,260	173,060
BlackRock, Inc.	5,710	2,688,439
EFG International AG (Switzerland)[1]	19,055	174,374
Euronext N.V. (Netherlands)[1,2]	3,730	221,527
Julius Baer Group Ltd. (Switzerland)[1]	2,010	118,887
Natixis S.A. (France)[1]	29,925	234,676

		3,795,720

Thrifts & Mortgage Finance - 0.0%##7
Aareal Bank AG (Germany)[1]	2,855	118,704

Total Financials		6,684,194

Health Care - 8.5%
Biotechnology - 3.6%
Biogen, Inc.*	13,188	4,110,172
BioMarin Pharmaceutical, Inc.*	57,882	4,751,533
Incyte Corp.*	36,539	4,138,042
Regeneron Pharmaceuticals, Inc.*	14,628	5,889,525
Seattle Genetics, Inc.*	64,490	3,953,882
Vertex Pharmaceuticals, Inc.*	16,821	2,459,735

		25,302,889

Health Care Equipment & Supplies - 1.0%
Medtronic plc	85,412	6,877,374
Osstem Implant Co. Ltd. (South Korea)*[1]	2,775	178,308

		7,055,682

Health Care Providers & Services - 1.7%
DaVita, Inc.*	137,157	8,330,916
Express Scripts Holding Co.*[3]	44,933	2,753,944
Fleury S.A. (Brazil)	18,670	163,911
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	2,945	285,141
Orpea (France)[1]	1,890	226,439

		11,760,351

Life Sciences Tools & Services - 0.0%##
QIAGEN N.V.	3,591	121,591
QIAGEN N.V.[1]	4,642	157,488
Tecan Group AG (Switzerland)[1]	585	123,732

		402,811

Pharmaceuticals - 2.2%
Bristol-Myers Squibb Co.	43,094	2,657,176
Hypermarcas S.A. (Brazil)	16,700	175,153
Johnson & Johnson	38,190	5,324,068
Kalbe Farma Tbk PT (Indonesia)[1]	1,369,710	161,588
Novartis AG - ADR (Switzerland)	86,716	7,161,007
Perrigo Co. plc	2,735	221,508

		15,700,500

Total Health Care		60,222,233

Industrials - 3.7%
Aerospace & Defense - 0.6%
Arconic, Inc.	154,906	3,891,239
LIG Nex1 Co. Ltd. (South Korea)[1]	2,590	166,217
Thales S.A. (France)[1]	2,660	277,208
Ultra Electronics Holdings plc (United Kingdom)[1]	5,000	121,073

		4,455,737

Air Freight & Logistics - 0.8%
FedEx Corp.	23,870	5,390,085

Airlines - 0.1%
Azul S.A. - ADR (Brazil)*	4,380	110,770
Ryanair Holdings plc - ADR (Ireland)*	2,809	314,917

		425,687

Building Products - 0.0%##
Cie de Saint-Gobain (France)[1]	3,965	232,479
Geberit AG (Switzerland)[1]	255	115,452

		347,931

Commercial Services & Supplies - 0.1%
China Everbright International Ltd. (China)[1]	122,280	172,519
Elis S.A. (France)[1]	6,855	178,725

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies (continued)
SPIE S.A. (France)[1]	8,435	$221,937

		573,181

Construction & Engineering - 0.1%
Eiffage S.A. (France)[1]	2,780	290,387
Vinci S.A. (France)[1]	4,100	401,708

		692,095

Electrical Equipment - 0.0%##
Legrand S.A. (France)[1]	2,465	182,929

Industrial Conglomerates - 0.1%
Siemens AG (Germany)[1]	3,365	483,324

Machinery - 0.1%
FANUC Corp. (Japan)[1]	899	210,208
Jungheinrich AG (Germany)[1]	3,800	173,060
KION Group AG (Germany)[1]	2,935	235,175
Metso OYJ (Finland)[1]	3,320	120,577
The Weir Group plc (United Kingdom)[1]	11,540	299,170

		1,038,190

Professional Services - 1.2%
Applus Services S.A. (Spain)[1]	24,155	337,776
Equifax, Inc.	30,775	3,340,011
Intertek Group plc (United Kingdom)[1]	60	4,322
Nielsen Holdings plc	125,900	4,667,113
Randstad Holding N.V. (Netherlands)[1]	2,905	178,722
RELX plc (United Kingdom)[1]	5,255	120,922
SGS S.A. (Switzerland)[1]	100	246,954

		8,895,820

Road & Rail - 0.4%
Genesee & Wyoming, Inc. - Class A*	36,760	2,638,633

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)[1]	6,965	179,414
Brenntag AG (Germany)[1]	4,543	257,750
Howden Joinery Group plc (United Kingdom)[1]	14,785	80,518

		517,682

Transportation Infrastructure - 0.1%
Aena SME S.A. (Spain)[1,2]	3,130	574,272
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	8,900	44,960
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	475	45,087

		664,319

Total Industrials		26,305,613

Information Technology - 10.3%
Electronic Equipment, Instruments & Components - 0.2%
Halma plc (United Kingdom)[1]	11,495	180,366
Hexagon A.B. - Class B (Sweden)[1]	2,350	120,497
Hitachi Ltd. (Japan)[1]	39,660	315,826
Hollysys Automation Technologies Ltd. (China)	5,115	114,832
Keyence Corp. (Japan)[1]	906	503,034

		1,234,555

Internet Software & Services - 3.8%
Alibaba Group Holding Ltd. - ADR (China)*	2,655	490,883
Alphabet, Inc. - Class A*[3]	4,290	4,431,742
Alphabet, Inc. - Class C*	4,393	4,466,100
China Literature Ltd. - Rights (Expires 11/03/2017) (Hong Kong)*[4]	84	—
Facebook, Inc. - Class A*	68,995	12,423,240
NetEase, Inc. - ADR (China)	300	84,576
Tencent Holdings Ltd. - Class H (China)[1]	104,718	4,706,562

		26,603,103

IT Services - 1.7%
Altran Technologies S.A. (France)[1]	12,655	234,052
Amdocs Ltd.	4,475	291,322
InterXion Holding N.V. - ADR (Netherlands)*	3,860	206,085
MasterCard, Inc. - Class A	38,562	5,736,869
Sopra Steria Group (France)[1]	1,260	236,375
Visa, Inc. - Class A3	52,036	5,722,919

		12,427,622

Semiconductors & Semiconductor Equipment - 1.9%
Qorvo, Inc.*	77,925	5,907,494
Skyworks Solutions, Inc.	66,184	7,535,710

		13,443,204

Software - 2.7%
Atlassian Corp. plc - Class A (Australia)*	2,058	99,545
Dassault Systemes S.E. (France)[1]	2,260	239,913
Electronic Arts, Inc.*	26,507	3,170,237

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
Microsoft Corp.	51,140	$4,253,825
ServiceNow, Inc.*	85,580	10,814,745
Sophos Group plc (United Kingdom)[1,2]	14,855	122,496
Temenos Group AG (Switzerland)[1]	1,570	181,290

		18,882,051

Total Information Technology		72,590,535

Materials - 2.3%
Chemicals - 0.5%
Akzo Nobel N.V. (Netherlands)[1]	2,625	236,987
Ashland Global Holdings, Inc.	42,480	2,887,791
Croda International plc (United Kingdom)[1]	3,410	189,509
Mexichem, S.A.B. de C.V. (Mexico)	34,500	88,860
Solvay S.A. (Belgium)[1]	1,470	218,381

		3,621,528

Construction Materials - 0.0%##
Wienerberger AG (Austria)[1]	6,970	178,833

Containers & Packaging - 1.0%
Ball Corp.	79,040	3,393,187
Sealed Air Corp.	81,193	3,591,166

		6,984,353

Metals & Mining - 0.8%
Antofagasta plc (Chile)[1]	91,687	1,162,001
First Quantum Minerals Ltd. (Zambia)	106,948	1,196,233
Grupo Mexico, S.A.B. de C.V. - Series B (Mexico)	68,320	222,189
Lundin Mining Corp. (Canada)	162,679	1,240,804
Southern Copper Corp. (Peru)	36,867	1,583,438

		5,404,665

Total Materials		16,189,379

Real Estate - 2.3%
Equity Real Estate Investment Trusts (REITS) - 2.2%
Acadia Realty Trust	2,730	76,849
Agree Realty Corp.	1,435	67,861
Alexandria Real Estate Equities, Inc.	2,465	305,561
American Campus Communities, Inc.	2,785	115,800
American Homes 4 Rent - Class A	10,310	219,397
Apartment Investment & Management Co. - Class A	5,725	251,786
AvalonBay Communities, Inc.	1,755	318,234
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	4,670	87,582
Bluerock Residential Growth REIT, Inc.	6,210	70,111
Boston Properties, Inc.	1,260	152,687
Brandywine Realty Trust	7,955	139,133
Brixmor Property Group, Inc.	4,000	69,880
Camden Property Trust	1,445	131,842
CatchMark Timber Trust, Inc. - Class A	15,375	196,800
Cedar Realty Trust, Inc.	20,140	109,562
Chesapeake Lodging Trust	4,870	135,873
Colony NorthStar, Inc. - Class A	16,448	201,981
Columbia Property Trust, Inc.	4,285	94,613
Community Healthcare Trust, Inc.	13,315	365,230
CoreCivic, Inc.	9,810	241,915
Cousins Properties, Inc.	21,025	189,645
Crown Castle International Corp.	1,570	168,116
CubeSmart	9,365	254,915
DDR Corp.	6,915	53,038
Digital Realty Trust, Inc.	2,440	288,994
Douglas Emmett, Inc.	3,875	154,186
Education Realty Trust, Inc.	1,698	59,260
EPR Properties	890	61,570
Equinix, Inc.	1,380	639,630
Equity Commonwealth*	4,045	121,552
Equity LifeStyle Properties, Inc.	1,375	121,660
Equity Residential	3,460	232,720
Essex Property Trust, Inc.	275	72,168
Extra Space Storage, Inc.	2,355	192,144
Forest City Realty Trust, Inc. - Class A	5,235	128,938
Getty Realty Corp.	3,410	96,878
GGP, Inc.	5,665	110,241
Global Medical REIT, Inc.	15,530	131,384
HCP, Inc.	4,765	123,128
Healthcare Trust of America, Inc. - Class A	4,795	144,090
Hibernia REIT plc (Ireland)[1]	61,910	106,371
Host Hotels & Resorts, Inc.	6,035	118,045
Independence Realty Trust, Inc.	10,070	102,210
Invitation Homes, Inc.	4,520	102,016
Lamar Advertising Co. - Class A	1,575	110,943
LaSalle Hotel Properties	2,870	80,963
Life Storage, Inc.	1,550	125,271
The Macerich Co.	1,035	56,511

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[5]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Mid-America Apartment Communities, Inc.	2,340	$239,499
National Retail Properties, Inc.	3,135	125,964
Outfront Media, Inc.	5,142	120,580
Physicians Realty Trust	12,755	221,682
Prologis, Inc.	6,145	396,844
Public Storage	995	206,214
Regency Centers Corp.	2,071	127,470
Retail Opportunity Investments Corp.	4,265	76,685
Rexford Industrial Realty, Inc.	6,205	184,226
Simon Property Group, Inc.	3,180	493,949
STAG Industrial, Inc.	6,815	186,050
Starwood Waypoint Homes	2,800	101,668
STORE Capital Corp.	4,980	122,956
Sun Communities, Inc.	1,325	119,594
Sunstone Hotel Investors, Inc.	7,615	124,277
Terreno Realty Corp.	4,995	183,416
UDR, Inc.	4,410	171,064
Unibail-Rodamco S.E. (France)[1]	810	202,749
Urban Edge Properties	8,080	189,557
Ventas, Inc.	3,965	248,804
VEREIT, Inc.	14,890	117,482
Vornado Realty Trust	3,620	270,993
Welltower, Inc.	3,370	225,655
Weyerhaeuser Co.	110,026	3,951,034

		15,907,696

Real Estate Management & Development - 0.1%
Aliansce Shopping Centers S.A. (Brazil)*	21,875	116,888
Iguatemi Empresa de Shopping Centers S.A. (Brazil)	9,990	117,389
Nexity S.A. (France)[1]	2,955	181,621

		415,898

Total Real Estate		16,323,594

Telecommunication Services - 0.6%
Diversified Telecommunication Services - 0.6%
Iliad S.A. (France)[1]	810	202,191
Zayo Group Holdings, Inc.*	112,450	4,054,947

Total Telecommunication Services		4,257,138

Utilities - 0.1%
Electric Utilities - 0.0%##
Pampa Energia S.A. - ADR (Argentina)*	3,470	235,370

Independent Power and Renewable Electricity Producers - 0.1%
China Longyuan Power Group Corp. Ltd. - Class H (China)[1]	220,000	163,150
Huaneng Renewables Corp. Ltd. - Class H (China)[1]	500,000	171,952

		335,102

Total Utilities		570,472

TOTAL COMMON STOCKS
(Identified Cost $215,770,745)		256,893,800

CORPORATE BONDS - 18.0%

Non-Convertible Corporate Bonds - 18.0%
Consumer Discretionary - 2.5%
Auto Components - 0.3%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	2,118,000	2,266,208

Household Durables - 0.6%
Century Communities, Inc.[2], 5.875%, 7/15/2025	272,000	274,717
Meritage Homes Corp., 5.125%, 6/6/2027	199,000	201,239
NVR, Inc., 3.95%, 9/15/2022	2,377,000	2,496,925
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	290,000	297,613
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	156,000	168,870
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	242,000	237,160
Weekley Homes LLC - Weekley Finance Corp.[2], 6.625%, 8/15/2025	256,000	248,960

		3,925,484

Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc.[2], 3.15%, 8/22/2027	1,530,000	1,539,155
The Priceline Group, Inc., 3.60%, 6/1/2026	2,984,000	3,049,967

		4,589,122

Media - 0.7%
Charter Communications Operating LLC - Charter Communications Operating Capital Corp., 4.464%, 7/23/2022	75,000	79,206
Comcast Corp., 4.40%, 8/15/2035	1,435,000	1,553,947
CSC Holdings, LLC, 5.25%, 6/1/2024	346,000	344,486

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [5]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Discovery Communications LLC, 3.95%, 3/20/2028	2,320,000	$2,301,009
DISH DBS Corp., 5.875%, 7/15/2022	75,000	75,422
UPCB Finance IV Ltd. (Netherlands)[2], 5.375%, 1/15/2025	285,000	291,412
VTR Finance B.V. (Chile)[2], 6.875%, 1/15/2024	485,000	514,221

		5,159,703

Multiline Retail - 0.2%
Dollar General Corp., 3.25%, 4/15/2023	1,453,000	1,490,958

Total Consumer Discretionary		17,431,475

Consumer Staples - 1.0%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	1,778,000	2,809,617
PepsiCo, Inc., 3.10%, 7/17/2022	1,414,000	1,461,832

		4,271,449

Food & Staples Retailing - 0.4%
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	385,000	373,450
CVS Health Corp., 3.50%, 7/20/2022	2,136,000	2,201,767

		2,575,217

Total Consumer Staples		6,846,666

Energy - 2.6%
Energy Equipment & Services - 0.1%
McDermott International, Inc.[2], 8.00%, 5/1/2021	390,000	402,675
Trinidad Drilling Ltd. (Canada)[2], 6.625%, 2/15/2025	281,000	273,272

		675,947

Oil, Gas & Consumable Fuels - 2.5%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	2,966,000	3,083,530
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/2024	355,000	405,144
Cheniere Energy Partners LP2, 5.25%, 10/1/2025	251,000	258,530
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	1,331,000	1,426,503
ConocoPhillips Co., 3.35%, 5/15/2025	1,435,000	1,478,436
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	286,000	286,000
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	1,435,000	1,453,745
Enviva Partners LP - Enviva Partners Finance Corp., 8.50%, 11/1/2021	251,000	269,197
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	272,000	286,960
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	350,000	357,000
Hilcorp Energy I LP - Hilcorp Finance Co.[2], 5.75%, 10/1/2025	394,000	403,357
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	251,000	251,000
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	3,005,000	3,152,895
PBF Holding Co. LLC - PBF Finance Corp.[2], 7.25%, 6/15/2025	211,000	218,121
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026	1,276,000	1,433,586
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	342,000	362,520
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	1,360,000	1,538,605
SemGroup Corp.[2], 6.375%, 3/15/2025	263,000	259,055
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	173,000	174,730
Southwestern Energy Co., 6.70%, 1/23/2025	204,000	208,590
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	354,000	365,948

		17,673,452

Total Energy		18,349,399

Financials - 6.0%
Banks - 3.2%
Banco Santander S.A. (Spain), 3.50%, 4/11/2022	1,902,000	1,948,915
Bank of America Corp., 4.00%, 1/22/2025	2,188,000	2,266,076
Barclays Bank plc (United Kingdom)[2], 10.179%, 6/12/2021	1,250,000	1,543,619
Citigroup, Inc., 3.875%, 3/26/2025	3,031,000	3,110,117

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [5]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		1,444,000	$1,472,239
JPMorgan Chase & Co.[6], (3 mo. LIBOR US + 0.935%), 2.776%, 4/25/2023		3,005,000	3,015,657
Kreditanstalt fuer Wiederaufbau (Germany), 1.50%, 6/15/2021		5,794,000	5,689,973
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025		3,053,000	3,219,827
Popular, Inc., 7.00%, 7/1/2019		283,000	289,368
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	390,000	305,256
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023		73,000	81,289

			22,942,336

Capital Markets - 0.8%
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025		1,465,000	1,528,461
Morgan Stanley[7], (3 mo. LIBOR US + 1.220%), 2.617%, 5/8/2024		2,206,000	2,243,017
Morgan Stanley, 5.00%, 11/24/2025		2,002,000	2,183,809

			5,955,287

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019		108,000	109,318
Navient Corp., 6.125%, 3/25/2024		177,000	181,646
SLM Corp., 5.125%, 4/5/2022		225,000	233,156

			524,120

Diversified Financial Services - 0.7%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Netherlands), 4.50%, 5/15/2021		2,890,000	3,069,157
E*TRADE Financial Corp., 2.95%, 8/24/2022		1,540,000	1,540,734
LPL Holdings, Inc.[2], 5.75%, 9/15/2025		182,000	189,280

			4,799,171

Insurance - 1.1%
American International Group, Inc., 4.125%, 2/15/2024		2,075,000	2,207,053
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024		3,540,000	3,822,025
Prudential Financial, Inc.[6], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042		1,288,000	1,423,240

			7,452,318

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021		463,000	478,047

Total Financials			42,151,279

Health Care - 0.5%
Biotechnology - 0.4%
AMAG Pharmaceuticals, Inc.[2], 7.875%, 9/1/2023		195,000	198,413
Express Scripts Holding Co., 3.50%, 6/15/2024		2,132,000	2,157,243
Horizon Pharma, Inc. - Horizon Pharma USA, Inc.[2], 8.75%, 11/1/2024		330,000	345,675

			2,701,331

Health Care Equipment & Supplies - 0.0%##
Hill-Rom Holdings, Inc.[2], 5.00%, 2/15/2025		195,000	199,387

Health Care Providers & Services - 0.1%
DaVita, Inc., 5.00%, 5/1/2025		251,000	247,235
Fresenius Medical Care US Finance II, Inc. (Germany)[2], 6.50%, 9/15/2018		108,000	112,174
HCA Healthcare, Inc., 6.25%, 2/15/2021		73,000	78,566
HCA, Inc., 3.75%, 3/15/2019		73,000	74,095
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[2], 6.625%, 5/15/2022		100,000	100,125
Tenet Healthcare Corp., 6.75%, 2/1/2020		73,000	74,278

			686,473

Total Health Care			3,587,191

Industrials - 0.7%
Aerospace & Defense - 0.0%##
Arconic, Inc., 5.87%, 2/23/2022		205,000	223,963

Air Freight & Logistics - 0.0%##
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023		138,000	138,173

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [5]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines - 0.1%
Allegiant Travel Co., 5.50%, 7/15/2019	182,000	$187,915
American Airlines Group, Inc.[2], 5.50%, 10/1/2019	173,000	179,920

		367,835

Building Products - 0.1%
Airxcel, Inc.[2], 8.50%, 2/15/2022	294,000	311,640

Construction & Engineering - 0.1%
Tutor Perini Corp.[2], 6.875%, 5/1/2025	286,000	308,522

Industrial Conglomerates - 0.4%
General Electric Co.[7], (3 mo. LIBOR US + 0.380%), 1.771%, 5/5/2026	3,208,000	3,107,222

Machinery - 0.0%##
Xerium Technologies, Inc., 9.50%, 8/15/2021	211,000	216,739

Trading Companies & Distributors - 0.0%##
International Lease Finance Corp., 6.25%, 5/15/2019	199,000	211,023

Total Industrials		4,885,117

Information Technology - 1.0%
Internet Software & Services - 0.4%
Activision Blizzard, Inc., 3.40%, 6/15/2027	2,957,000	2,962,493

IT Services - 0.3%
Visa, Inc., 2.80%, 12/14/2022	2,197,000	2,238,334

Semiconductors & Semiconductor Equipment - 0.3%
Applied Materials, Inc., 3.30%, 4/1/2027	1,460,000	1,493,195
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	277,000	265,920

		1,759,115

Total Information Technology		6,959,942

Materials - 1.7%
Chemicals - 0.3%
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[2], 8.375%, 12/1/2022	247,000	249,470
NOVA Chemicals Corp. (Canada)[2], 4.875%, 6/1/2024	208,000	211,900
Solvay Finance America LLC (Belgium)[2], 3.40%, 12/3/2020	1,490,000	1,532,176

		1,993,546

Metals & Mining - 1.2%
Anglo American Capital plc (United Kingdom)[2], 9.375%, 4/8/2019	116,000	127,634
Anglo American Capital plc (United Kingdom)[2], 4.00%, 9/11/2027	3,080,000	3,083,082
Corp Nacional del Cobre de Chile (Chile)[2], 3.625%, 8/1/2027	2,703,000	2,718,921
Ferroglobe plc - Globe Specialty Metals, Inc.[2], 9.375%, 3/1/2022	175,000	190,312
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	495,000	511,087
Petra Diamonds US Treasury plc (South Africa)[2], 7.25%, 5/1/2022	325,000	322,725
Southern Copper Corp. (Peru), 3.875%, 4/23/2025	1,505,000	1,561,961
Techniplas LLC[2], 10.00%, 5/1/2020	272,000	217,600

		8,733,322

Paper & Forest Products - 0.2%
Domtar Corp., 4.40%, 4/1/2022	1,379,000	1,450,373

Total Materials		12,177,241

Real Estate - 0.5%
Equity Real Estate Investment Trusts (REITS) - 0.5%
American Tower Corp., 3.30%, 2/15/2021	2,988,000	3,065,780
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	589,000	587,055
iStar, Inc., 5.25%, 9/15/2022	229,000	234,725

Total Real Estate		3,887,560

Telecommunication Services - 1.0%
Diversified Telecommunication Services - 1.0%
AT&T, Inc., 3.90%, 8/14/2027	2,811,000	2,799,756
CenturyLink, Inc., 7.50%, 4/1/2024	190,000	201,875
Frontier Communications Corp., 11.00%, 9/15/2025	299,000	253,776
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	394,000	402,897
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	354,000	361,151
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	73,000	77,471
Sprint Communications, Inc., 7.00%, 8/15/2020	73,000	78,636

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT 5 / SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc., 4.125%, 3/16/2027	2,776,000	$2,896,848

Total Telecommunication Services		7,072,410

Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
American Water Capital Corp., 2.95%, 9/1/2027	3,110,000	3,095,655
Atlantica Yield plc (Spain)[2], 7.00%, 11/15/2019	645,000	690,150

Total Utilities		3,785,805

TOTAL CORPORATE BONDS
(Identified Cost $125,377,410)		127,134,085

MUTUAL FUNDS - 0.1%
Global X MSCI Greece ETF	18,085	167,648
iShares MSCI Eurozone ETF	10,935	479,281

TOTAL MUTUAL FUNDS
(Identified Cost $599,777)		646,929

U.S. TREASURY SECURITIES - 20.5%

U.S. Treasury Bonds - 4.2%
U.S. Treasury Bond, 6.25%, 5/15/2030	5,621,000	7,941,639
U.S. Treasury Bond, 4.75%, 2/15/2037	8,994,000	11,893,862
U.S. Treasury Bond, 2.50%, 2/15/2045	6,573,000	6,114,431
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	3,946,712	3,818,872

Total U.S. Treasury Bonds
(Identified Cost $30,362,593)		29,768,804

U.S. Treasury Notes - 16.3%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	5,970,542	5,991,498
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	3,802,620	3,786,481
U.S. Treasury Note, 1.375%, 4/30/2020	18,342,000	18,205,151
U.S. Treasury Note, 1.375%, 4/30/2021	19,545,000	19,249,534
U.S. Treasury Note, 1.75%, 4/30/2022	17,878,000	17,708,299
U.S. Treasury Note, 2.00%, 7/31/2022	9,217,000	9,218,800
U.S. Treasury Note, 1.625%, 4/30/2023	19,480,000	19,010,502
U.S. Treasury Note, 1.625%, 5/15/2026	8,562,000	8,093,097
U.S. Treasury Note, 2.375%, 5/15/2027	13,758,000	13,764,449

Total U.S. Treasury Notes
(Identified Cost $115,676,386)		115,027,811

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $146,038,979)		144,796,615

ASSET-BACKED SECURITIES - 3.3%

BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.16%, 11/25/2020	2,180,000	2,165,900
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A2, 2.00%, 12/10/2023	334,432	333,596
Chesapeake Funding II LLC, Series 2017-2A, Class A1[2], 1.99%, 5/15/2029	4,322,000	4,323,208
Colony American Homes, Series 2015-1A, Class A2,7, (1 mo. LIBOR US + 1.200%), 2.437%, 7/17/2032	1,040,317	1,042,166
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2, 2.56%, 10/15/2025	1,320,000	1,321,968
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[2], 1.59%, 2/22/2021	914,860	914,668
Enterprise Fleet Financing LLC, Series 2017-1, Class A2[2], 2.13%, 7/20/2022	800,000	801,888
Home Partners of America Trust, Series 2016-1, Class A2,7, (1 mo. LIBOR US + 1.650%), 2.887%, 3/17/2033	772,301	778,555
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, 1.04%, 4/18/2019	1,988,346	1,985,479
Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3[2], 1.97%, 7/15/2020	3,400,000	3,402,734
Invitation Homes Trust, Series 2015-SFR3, Class A2,7, (1 mo. LIBOR US + 1.300%), 2.537%, 8/17/2032	1,998,783	2,013,279
SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[2], 2.14%, 9/25/2026	1,892,865	1,891,234

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [5]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SoFi Professional Loan Program LLC, Series 2017-A, Class A2A2, 1.55%, 3/26/2040	900,369	$897,397
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	515,985	518,314
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	1,190,000	1,179,253

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $23,560,977)		23,569,639

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.9%

Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	157,947	162,220
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/10/2035	2,809,000	2,774,174
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,8], 2.50%, 5/25/2043	1,138,238	1,083,238
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,8], 2.13%, 2/25/2043	830,044	794,626
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	278,534	279,316
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[8], 1.304%, 8/25/2020	13,288,017	403,850
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[8], 1.187%, 4/25/2021	8,331,974	290,420
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[8], 1.527%, 10/25/2021	5,609,468	280,717
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[8], 1.353%, 12/25/2021	8,370,795	383,869
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[8], 1.468%, 6/25/2022	10,138,937	567,759
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class A2[8], 3.32%, 2/25/2023	2,431,000	2,543,958
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[8], 0.208%, 4/25/2023	52,524,856	517,900
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[8], 0.111%, 5/25/2023	39,607,938	230,598
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A2[8], 3.06%, 7/25/2023	3,970,000	4,102,804
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K035, Class A2[8], 3.458%, 8/25/2023	3,613,000	3,809,778
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[8], 1.546%, 10/25/2018	8,191,584	93,594
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ10, Class A2, 2.912%, 12/25/2023	3,060,000	3,124,457
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ13, Class A2, 2.864%, 8/25/2022	1,911,000	1,954,862
FREMF Mortgage Trust, Series 2011-K701, Class B2,8, 4.058%, 7/25/2048	750,000	748,864
FREMF Mortgage Trust, Series 2011-K702, Class B2,8, 4.785%, 4/25/2044	885,000	891,276
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[2], 0.10%, 6/25/2046	129,942,740	550,905
FREMF Mortgage Trust, Series 2013-K712, Class B2,8, 3.365%, 5/25/2045	742,000	752,739
FREMF Mortgage Trust, Series 2014-K37, Class B2,8, 4.558%, 1/25/2047	1,657,000	1,762,280
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,8], 3.495%, 12/15/2034	1,928,000	1,952,220
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[2,8], 3.495%, 12/15/2034	1,000,000	1,007,036
GS Mortgage Securities Trust, Series 2010-C2, Class A1[2], 3.849%, 12/10/2043	98,114	100,845

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [5]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,8], 3.00%, 3/25/2043		684,345	$683,837
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,8], 3.50%, 5/25/2043		692,346	705,679
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,8], 3.00%, 6/25/2029		958,445	970,127
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,8], 3.75%, 11/25/2054		804,215	829,069
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,8], 3.75%, 8/25/2055		1,003,562	1,035,004
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,8], 3.75%, 11/25/2056		1,022,356	1,050,695
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045		115,000	121,003
SCG Trust, Series 2013-SRP1, Class AJ2,7, (1 mo. LIBOR US + 1.950%), 3.189%, 11/15/2026		2,976,000	2,964,491
Sequoia Mortgage Trust, Series 2013-2, Class A8, 1.874%, 2/25/2043		743,296	703,025
Sequoia Mortgage Trust, Series 2013-7, Class A2[8], 3.00%, 6/25/2043		791,056	789,512
Sequoia Mortgage Trust, Series 2013-8, Class A1[8], 3.00%, 6/25/2043		911,745	908,700
Starwood Retail Property Trust, Series 2014-STAR, Class A2,7, (1 mo. LIBOR US + 1.220%), 2.459%, 11/15/2027		1,774,000	1,775,234
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,8], 2.50%, 10/25/2056		1,839,475	1,835,123
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028		350,000	365,332
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043		545,000	575,552
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,8], 3.50%, 1/20/2045		1,008,988	1,025,897
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,8], 3.50%, 3/20/2045		951,933	967,476

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $47,796,756)			48,470,061

FOREIGN GOVERNMENT BONDS - 2.5%

Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	790,000,000	1,247,937
Canada Housing Trust No. 1 (Canada)[2], 4.10%, 12/15/2018	CAD	338,000	269,897
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	433,000	352,747
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		6,700,000	6,690,513
The Korea Development Bank (South Korea), 1.375%, 9/12/2019		400,000	392,332
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	KRW	480,000,000	428,683
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	8,562,000	456,902
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	3,460,000	177,276
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	5,621,000	286,794
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,081,000	58,189
Province of Ontario (Canada), 2.00%, 9/27/2018		1,470,000	1,474,214
Province of Ontario (Canada), 1.25%, 6/17/2019		1,297,000	1,284,419
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	739,000	551,612
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		3,200,000	3,159,724
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	411,000	554,863

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $18,612,978)			17,386,102

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [5]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 9.6%

Mortgage-Backed Securities - 7.0%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	292,108	$303,883
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	21,660	22,362
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	36,697	38,553
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	241,607	251,565
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	45,619	48,013
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	347,549	360,978
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	31,553	33,616
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	826,274	891,370
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034	637,340	687,551
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035	1,240,631	1,314,215
Fannie Mae, Pool #AZ3376, 4.00%, 7/1/2035	2,519,305	2,669,205
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	620,243	692,217
Fannie Mae, Pool #995050, 6.00%, 9/1/2037	240,392	273,453
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037	747,612	845,613
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	522,383	592,226
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	1,177,863	1,335,219
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	179,596	203,358
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	60,141	68,230
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	157,647	175,107
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	983,902	1,055,675
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	820,608	930,655
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	902,348	1,022,007
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	1,084,102	1,142,701
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	860,672	907,083
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	1,897,174	2,042,341
Fannie Mae, Pool #AL7068, 4.50%, 9/1/2042	2,050,626	2,197,423
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	967,947	1,020,013
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	1,283,796	1,372,511
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	940,388	989,065
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	2,448,895	2,519,185
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	1,459,828	1,501,729
Fannie Mae, Pool #BD1381, 3.50%, 6/1/2046	826,591	850,317
Fannie Mae, Pool #AS7568, 4.50%, 7/1/2046	937,572	1,002,717
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	709,899	760,970
Fannie Mae, Pool #AL8674, 5.659%, 1/1/2049	2,105,548	2,312,127
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	88,210	90,381
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	48,276	50,964
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	33,964	35,801
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	25,836	27,403
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	45,687	48,347
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	20,767	21,926
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	694,457	748,243
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	932,834	1,006,042
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035	1,533,552	1,628,958
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035	1,103,637	1,172,373
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	1,764	1,961
Freddie Mac, Pool #G03781, 6.00%, 1/1/2038	262,630	295,723
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	266,127	300,551
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	269,026	298,974
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	327,768	364,134

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT5/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	162,706	$180,884
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	208,517	236,002
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	195,240	221,417
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	1,958,574	2,099,787
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	1,136,774	1,198,103
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	2,104,627	2,220,059
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046	1,581,036	1,626,424
Freddie Mac, Pool #Q45199, 4.00%, 1/1/2047	816,354	856,905
Freddie Mac, Pool #Q45210, 4.00%, 1/1/2047	819,793	860,516
Freddie Mac, Pool #G08754, 4.50%, 3/1/2047	1,752,756	1,871,775
Ginnie Mae, Pool #263096, 9.50%, 3/15/2020	524	526

Total Mortgage-Backed Securities
(Identified Cost $49,723,735)		49,897,432

Other Agencies - 2.6%
Fannie Mae, 2.625%, 9/6/2024
(Identified Cost $18,873,355)	17,974,000	18,348,219

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $68,597,090)		68,245,651

SHORT-TERM INVESTMENT - 2.4%

Dreyfus Government Cash Management[9], 0.93%,
(Identified Cost $17,376,776)	17,376,776	17,376,776

TOTAL INVESTMENTS IN SECURITIES - 99.7%
(Identified Cost $663,731,488)		704,519,658

TOTAL OPTIONS WRITTEN - 0.0%##
(Premiums Received $129,126)		(89,122)

TOTAL INVESTMENTS - 99.7%		704,430,536
OTHER ASSETS, LESS LIABILITIES - 0.3%		2,087,089

NET ASSETS - 100%		$706,517,625

ADR - American Depositary Receipt
CAD - Canadian Dollar
CLP - Chilean Peso
ETF - Exchange-traded fund
GBP - British Pound
IO - Interest only
KRW - South Korean Won
MXN - Mexican Peso
No. - Number
SGD - Singapore Dollar

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT (000)	VALUE
Call
Lululemon Athletica, Inc.	229	11/10/17	$67.00	1,409	$(1,145)

Put
Arconic, Inc.	571	11/17/17	23.00	1,434	(5,710)
Facebook, Inc.	100	11/17/17	160.00	1,801	(6,200)
Medtronic plc	197	12/01/17	77.50	1,586	(11,623)
Regeneron Pharmaceuticals, Inc.	34	11/17/17	385.00	1,369	(19,040)
The Priceline Group, Inc.	7	11/17/17	1,750.00	1,338	(7,784)
Vertex Pharmaceuticals, Inc.	90	11/17/17	145.00	1,316	(37,620)

					(87,977)
TOTAL EXCHANGE-TRADED OPTIONS WRITTEN					$(89,122)

*Non-income producing security.

##Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $70,109,299 or 9.9%, of the Series’ net assets as of October 31, 2017 (see Note 2 to the Financial statements).

3A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2017, the total value of such securities was $11,863,752.

4Security has been valued at fair value as determined in good faith by the Advisor and is classified as Level 3 in the fair value hierarchy.

5Amount is stated in USD unless otherwise noted.

6Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2017.

7Floating rate security. Rate shown is the rate in effect as of October 31, 2017.

8Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2017.

9Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2017

ASSETS:

Investments in securities, at value (identified cost $663,731,488) (Note 2)	$704,519,658
Receivable for securities sold	2,005,307
Interest receivable	2,576,156
Receivable for fund shares sold	280,193
Foreign tax reclaims receivable	323,326
Dividends receivable	51,569
Prepaid expenses	400

TOTAL ASSETS	709,756,609

LIABILITIES:

Due to custodian	6,321
Accrued management fees (Note 3)	483,070
Accrued distribution and service (Rule 12b-1) fees (Class R) (Class R2) (Note 3)	109,190
Accrued shareholder services fees (Class S) (Note 3)	91,372
Accrued fund accounting and administration fees (Note 3)	71,396
Accrued Chief Compliance Officer service fees (Note 3)	306
Options written, at value (premiums received $129,126) (Note 2)	89,122
Payable for securities purchased	1,729,048
Payable for fund shares repurchased	513,863
Other payables and accrued expenses	145,296

TOTAL LIABILITIES	3,238,984

TOTAL NET ASSETS	$706,517,625

NET ASSETS CONSIST OF:

Capital stock	$560,037
Additional paid-in-capital	624,840,797
Undistributed net investment income	2,398,334
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	37,909,498
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	40,808,959

TOTAL NET ASSETS	$706,517,625

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2017

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($426,426,478/ 30,085,106 shares)	$14.17

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($140,705,508/ 13,127,295 shares)	$10.72

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($22,661,633/ 2,014,097 shares)	$11.25

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R2 ($116,724,006/ 10,777,223 shares)	$10.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2017

INVESTMENT INCOME:

Interest	$13,008,354
Dividends (net of foreign taxes withheld, $185,545)	5,179,918

Total Investment Income	18,188,272

EXPENSES:

Management fees (Note 3)	6,623,097
Distribution and service (Rule 12b-1) fees (Class R2) (Note 3)	1,210,416
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	132,922
Shareholder services fees (Class S) (Note 3)	1,155,079
Fund accounting and administration fees (Note 3)	188,146
Transfer agent fees (Note 3)	152,560
Directors’ fees (Note 3)	59,459
Chief Compliance Officer service fees (Note 3)	4,023
Custodian fees	71,381
Miscellaneous	220,852

Total Expenses	9,817,935

NET INVESTMENT INCOME	8,370,337

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	49,543,449
In-kind redemptions (Note 2)	7,226,146
Options written	1,487,584
Foreign currency and translation of other assets and liabilities	(21,581)

58,235,598

Net change in unrealized appreciation (depreciation) on-
Investments in securities (net of decrease in accrued foreign capital gains tax of $178)	4,759,572
Options written	3,558
Foreign currency and translation of other assets and liabilities	25,405

4,788,535

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	63,024,133

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,394,470

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$8,370,337	$12,773,276
Net realized gain on investments and foreign currency	51,009,452	12,442,255
Net realized gain (loss) from in-kind redemption transactions and foreign currency	7,226,146	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,788,535	1,485,694

Net increase from operations	71,394,470	26,701,225

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(3,749,931)	(4,729,271)
From net investment income (Class I)	(3,924,939)	(9,622,576)
From net investment income (Class R)	(214,584)	(270,283)
From net investment income (Class R2)	(398,551)	(429,546)
From net realized gain on investments (Class S)	(7,418,323)	(1,848,286)
From net realized gain on investments (Class I)	(5,643,924)	(2,787,665)
From net realized gain on investments (Class R)	(516,632)	(137,520)
From net realized gain on investments (Class R2)	(2,434,960)	(532,912)

Total distributions to shareholders	(24,301,844)	(20,358,059)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(309,336,437)	(649,253,761)

Net decrease in net assets	(262,243,811)	(642,910,595)

NET ASSETS:

Beginning of year	968,761,436	1,611,672,031

End of year (including undistributed net investment income of $2,398,334 and $3,744,257, respectively)	$706,517,625	$968,761,436

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.37	$13.15	$14.53	$14.52	$13.28

Income (loss) from investment operations:
Net investment income[1]	0.13	0.13	0.15	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.97	0.23	(0.44)	0.59	1.55

Total from investment operations	1.10	0.36	(0.29)	0.75	1.69

Less distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.12)	(0.12)	(0.13)
From net realized gain on investments	(0.20)	(0.04)	(0.97)	(0.62)	(0.32)

Total distributions to shareholders	(0.30)	(0.14)	(1.09)	(0.74)	(0.45)

Net asset value - End of year	$14.17	$13.37	$13.15	$14.53	$14.52

Net assets - End of year (000’s omitted)	$426,426	$511,577	$683,089	$788,276	$793,812

Total return[2]	8.46%	2.77%	(1.99%)	5.47%	13.07%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.08%	1.07%	1.06%	1.06%	1.06%
Net investment income	0.98%	0.97%	1.08%	1.12%	1.04%
Series portfolio turnover	68%	67%	56%	53%	52%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.20	$10.07	$11.40	$11.56	$10.67

Income (loss) from investment operations:
Net investment income[1]	0.13	0.12	0.14	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.73	0.18	(0.35)	0.46	1.23

Total from investment operations	0.86	0.30	(0.21)	0.62	1.37

Less distributions to shareholders:
From net investment income	(0.14)	(0.13)	(0.15)	(0.16)	(0.16)
From net realized gain on investments	(0.20)	(0.04)	(0.97)	(0.62)	(0.32)

Total distributions to shareholders	(0.34)	(0.17)	(1.12)	(0.78)	(0.48)

Net asset value - End of year	$10.72	$10.20	$10.07	$11.40	$11.56

Net assets - End of year (000’s omitted)	$140,706	$299,009	$740,524	$719,847	$614,016

Total return[2]	8.72%	3.08%	(1.76%)	5.73%	13.34%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.83%	0.82%	0.81%	0.81%	0.81%
Net investment income	1.24%	1.24%	1.33%	1.37%	1.28%
Series portfolio turnover	68%	67%	56%	53%	52%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.68	$10.53	$11.87	$12.00	$11.06

Income (loss) from investment operations:
Net investment income[1]	0.08	0.07	0.09	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.77	0.20	(0.36)	0.49	1.28

Total from investment operations	0.85	0.27	(0.27)	0.59	1.37

Less distributions to shareholders:
From net investment income	(0.08)	(0.08)	(0.10)	(0.10)	(0.11)
From net realized gain on investments	(0.20)	(0.04)	(0.97)	(0.62)	(0.32)

Total distributions to shareholders	(0.28)	(0.12)	(1.07)	(0.72)	(0.43)

Net asset value - End of year	$11.25	$10.68	$10.53	$11.87	$12.00

Net assets - End of year (000’s omitted)	$22,662	$29,499	$39,917	$47,180	$50,280

Total return[2]	8.21%	2.55%	(2.30%)	5.24%	12.77%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.33%	1.32%	1.31%	1.31%	1.31%
Net investment income	0.73%	0.72%	0.83%	0.87%	0.80%
Series portfolio turnover	68%	67%	56%	53%	52%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R2*

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.29	$10.16	$11.49	$11.65	$10.75

Income (loss) from investment operations:
Net investment income[1]	0.02	0.02	0.03	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.75	0.18	(0.35)	0.47	1.25

Total from investment operations	0.77	0.20	(0.32)	0.51	1.28

Less distributions to shareholders:
From net investment income	(0.03)	(0.03)	(0.04)	(0.05)	(0.06)
From net realized gain on investments	(0.20)	(0.04)	(0.97)	(0.62)	(0.32)

Total distributions to shareholders	(0.23)	(0.07)	(1.01)	(0.67)	(0.38)

Net asset value - End of year	$10.83	$10.29	$10.16	$11.49	$11.65

Net assets - End of year (000’s omitted)	$116,724	$128,677	$148,143	$150,654	$112,601

Total return[2]	7.71%	1.98%	(2.77%)	4.69%	12.27%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.83%	1.82%	1.81%	1.81%	1.81%
Net investment income	0.23%	0.22%	0.33%	0.37%	0.29%
Series portfolio turnover	68%	67%	56%	53%	52%

*Effective March 1, 2017, Class C shares of the Series have been redesignated as Class R2 Shares.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2017 - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S3	11.26%	7.19%	4.57%	8.23%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I3,4	11.56%	7.45%	4.81%	8.34%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R3,5	10.97%	6.91%	4.29%	8.00%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R2[3,5]	10.31%	6.36%	3.79%	7.47%
Bloomberg Barclays U.S. Aggregate Bond Index[6]	0.90%	2.04%	4.19%	5.25%
40/15/45 Blended Index[7]	13.08%	8.07%	5.44%	7.36%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2017 to the Bloomberg Barclays U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from October 12, 1993, the Class S inception date. The Bloomberg Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 1.08% for Class S, 0.83% for Class I, 1.33% for Class R and 1.83% for Class R2. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.08% for Class S, 0.83% for Class I, 1.33% for Class R and 1.83% for Class R2 for the year ended October 31, 2017.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class R2 on January 4, 2010, and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of Class S shares adjusted for expense differences.

Performance Update as of October 31, 2017 - Pro-Blend® Extended Term Series

(unaudited)

6The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

7The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/17	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,053.20	$5.59	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Class I
Actual	$1,000.00	$1,054.20	$4.30	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Class R
Actual	$1,000.00	$1,052.20	$6.88	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%
Class R2
Actual	$1,000.00	$1,048.70	$9.45	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30	1.83%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Extended Term Series

As of October 31, 2017 (unaudited)

Sector Allocation[4]
Information Technology	14.6%
Health Care	11.9%
Consumer Discretionary	5.8%
Financials	5.7%
Industrials	5.3%
Consumer Staples	4.8%
Materials	4.4%
Energy	4.1%
Real Estate	3.2%
Telecommunication Services	1.6%
Utilities	0.5%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
ServiceNow, Inc.	2.3%
Facebook, Inc. - Class A	2.3%
The Priceline Group, Inc.	1.7%
DaVita, Inc.	1.6%
Skyworks Solutions, Inc.	1.4%
Novartis AG - ADR (Switzerland)	1.3%
Medtronic plc	1.3%
Diageo plc (United Kingdom)	1.1%
Amazon.com, Inc.	1.1%
Qorvo, Inc.	1.1%

5As a percentage of total investments.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 48.2%

Consumer Discretionary - 3.9%
Diversified Consumer Services - 0.0%##
Fu Shou Yuan International Group Ltd. (China)[1]	223,000	$156,764

Hotels, Restaurants & Leisure - 0.1%
Accor S.A. (France)[1]	7,935	395,860
Jollibee Foods Corp. (Philippines)[1]	48,750	235,407

		631,267

Household Durables - 0.0%##
Kaufman & Broad S.A. (France)[1]	3,293	145,513

Internet & Direct Marketing Retail - 2.9%
Amazon.com, Inc.*	6,994	7,730,328
Ctrip.com International Ltd. - ADR (China)*	4,385	209,998
The Priceline Group, Inc.*	6,238	11,926,806

		19,867,132

Leisure Products - 0.0%##
Trigano S.A. (France)[1]	1,020	164,600

Multiline Retail - 0.0%##
Lojas Renner S.A. (Brazil)	14,285	150,217

Specialty Retail - 0.0%##
Industria de Diseno Textil S.A. (Spain)[1]	4,190	156,614

Textiles, Apparel & Luxury Goods - 0.9%
ANTA Sports Products Ltd. (China)[1]	53,000	237,062
lululemon athletica, Inc.*	93,999	5,781,879

		6,018,941

Total Consumer Discretionary		27,291,048

Consumer Staples - 4.0%
Beverages - 3.0%
Ambev S.A. - ADR (Brazil)	1,109,476	7,022,983
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	45,896	5,627,822
Diageo plc (United Kingdom)[1]	228,819	7,813,872
Treasury Wine Estates Ltd. (Australia)[1]	26,014	312,267

		20,776,944

Food & Staples Retailing - 0.1%
Puregold Price Club, Inc. (Philippines)[1]	240,120	237,213
Raia Drogasil S.A. (Brazil)	9,555	229,930
Robinsons Retail Holdings, Inc. (Philippines)[1]	129,680	243,660

		710,803

Food Products - 0.2%
Danone S.A. (France)[1]	3,288	268,733
Kerry Group plc - Class A (Ireland)[1]	3,085	310,699
M Dias Branco S.A. (Brazil)	10,300	152,329
Nestle S.A. (Switzerland)[1]	3,831	322,335

		1,054,096

Personal Products - 0.7%
Beiersdorf AG (Germany)[1]	1,680	188,984
Unilever plc - ADR (United Kingdom)	86,870	4,921,186

		5,110,170

Tobacco - 0.0%##
Japan Tobacco, Inc. (Japan)[1]	10,200	337,622

Total Consumer Staples		27,989,635

Energy - 2.0%
Energy Equipment & Services - 1.9%
Diamond Offshore Drilling, Inc.*	146,485	2,450,694
Oceaneering International, Inc.	89,305	1,805,747
Schlumberger Ltd.	101,303	6,483,392
Transocean Ltd.*	207,170	2,175,285

		12,915,118

Oil, Gas & Consumable Fuels - 0.1%
Cameco Corp. (Canada)	11,891	96,793
Galp Energia SGPS S.A. (Portugal)[1]	12,980	241,325
Royal Dutch Shell plc - Class B - ADR (Netherlands)	3,715	242,812
YPF S.A. - ADR (Argentina)	7,670	188,375

		769,305

Total Energy		13,684,423

Financials - 1.3%
Banks - 0.5%
Banco Macro S.A. - ADR (Argentina)	1,620	203,990
Bankia S.A. (Spain)[1]	38,074	181,697
Banque Cantonale Vaudoise (Switzerland)[1]	210	151,030
BNP Paribas S.A. (France)[1]	3,915	305,564
BPER Banca (Italy)[1]	27,415	133,450
CaixaBank S.A. (Spain)[1]	39,470	184,656
Credit Agricole S.A. (France)[1]	12,750	222,529
Danske Bank A/S (Denmark)[1]	5,970	227,836
Erste Group Bank AG (Austria)[1]	3,530	151,525
Eurobank Ergasias S.A. (Greece)*[1]	163,355	133,433

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
FinecoBank Banca Fineco S.p.A. (Italy)[1]	25,235	$236,023
Grupo Financiero Galicia S.A. - ADR (Argentina)	3,375	185,287
Grupo Supervielle S.A. - ADR (Argentina)	6,030	161,664
Itau Unibanco Holding S.A. (Brazil)	11,900	153,547
Jyske Bank A/S (Denmark)[1]	2,685	151,724
KBC Group N.V. (Belgium)[1]	2,765	229,686
Skandinaviska Enskilda Banken A.B. - Class A (Sweden)[1]	11,955	147,329
Svenska Handelsbanken A.B. - Class A (Sweden)[1]	10,405	149,128
Swedbank A.B. - Class A (Sweden)[1]	5,660	140,469
Sydbank A/S (Denmark)[1]	3,890	151,860

		3,602,427

Capital Markets - 0.7%
Amundi S.A. (France)[1,2]	2,860	242,388
Banca Generali S.p.A. (Italy)[1]	6,850	225,372
BlackRock, Inc.	7,330	3,451,184
EFG International AG (Switzerland)[1]	24,930	228,137
Euronext N.V. (Netherlands)[1,2]	4,880	289,827
Julius Baer Group Ltd. (Switzerland)[1]	2,635	155,854
Natixis S.A. (France)[1]	39,290	308,118

		4,900,880

Thrifts & Mortgage Finance - 0.1%
Aareal Bank AG (Germany)[1]	3,715	154,460

Total Financials		8,657,767

Health Care - 11.4%
Biotechnology - 4.8%
Biogen, Inc.*	16,912	5,270,794
BioMarin Pharmaceutical, Inc.*	84,470	6,934,142
Incyte Corp.*	47,646	5,395,909
Regeneron Pharmaceuticals, Inc.*	19,065	7,675,950
Seattle Genetics, Inc.*	82,960	5,086,278
Vertex Pharmaceuticals, Inc.*	21,994	3,216,183

		33,579,256

Health Care Equipment & Supplies - 1.3%
Medtronic plc	108,580	8,742,862
Osstem Implant Co. Ltd. (South Korea)*[1]	3,640	233,889

		8,976,751

Health Care Providers & Services - 2.2%
DaVita, Inc.*	178,623	10,849,561
Express Scripts Holding Co.*[3]	59,409	3,641,178
Fleury S.A. (Brazil)	24,260	212,988
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	3,775	365,503
Orpea (France)[1]	2,460	294,730

		15,363,960

Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.0%##
QIAGEN N.V.	4,757	161,072
QIAGEN N.V.[1]	6,119	207,597
Tecan Group AG (Switzerland)[1]	760	160,746

		529,415

Pharmaceuticals - 3.0%
Bristol-Myers Squibb Co.	56,122	3,460,482
Hypermarcas S.A. (Brazil)	21,800	228,642
Johnson & Johnson[3]	53,040	7,394,306
Kalbe Farma Tbk PT (Indonesia)[1]	1,783,960	210,458
Novartis AG - ADR (Switzerland)	110,501	9,125,173
Perrigo Co. plc	3,610	292,374

		20,711,435

Total Health Care		79,160,817

Industrials - 5.1%
Aerospace & Defense - 0.8%
Arconic, Inc.	197,359	4,957,658
LIG Nex1 Co. Ltd. (South Korea)[1]	3,400	218,200
Thales S.A. (France)[1]	3,480	362,663
Ultra Electronics Holdings plc (United Kingdom)[1]	6,510	157,637

		5,696,158

Air Freight & Logistics - 1.1%
FedEx Corp.	33,873	7,648,862

Airlines - 0.1%
Azul S.A. - ADR (Brazil)*	5,730	144,912
Ryanair Holdings plc - ADR (Ireland)*	3,701	414,919

		559,831

Building Products - 0.1%
Cie de Saint-Gobain (France)[1]	5,210	305,478
Geberit AG (Switzerland)[1]	330	149,409

		454,887

Commercial Services & Supplies - 0.1%
China Everbright International Ltd. (China)[1]	160,000	225,737

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies (continued)
Elis S.A. (France)[1]	9,000	$234,649
SPIE S.A. (France)[1]	10,985	289,031

		749,417

Construction & Engineering - 0.1%
Eiffage S.A. (France)[1]	3,640	380,219
Vinci S.A. (France)[1]	5,455	534,468

		914,687

Electrical Equipment - 0.0%##
Legrand S.A. (France)[1]	3,235	240,071

Industrial Conglomerates - 0.1%
Siemens AG (Germany)[1]	4,380	629,111

Machinery - 0.2%
FANUC Corp. (Japan)[1]	1,070	250,191
Jungheinrich AG (Germany)[1]	4,950	225,433
KION Group AG (Germany)[1]	3,845	308,091
Metso OYJ (Finland)[1]	5,925	215,186
The Weir Group plc (United Kingdom)[1]	15,145	392,628

		1,391,529

Professional Services - 1.7%
Applus Services S.A. (Spain)[1]	31,730	443,703
Equifax, Inc.	39,902	4,330,564
Intertek Group plc (United Kingdom)[1]	4,475	322,382
Nielsen Holdings plc	156,283	5,793,411
Randstad Holding N.V. (Netherlands)[1]	3,785	232,861
RELX plc (United Kingdom)[1]	6,900	158,775
SGS S.A. (Switzerland)[1]	130	321,041

		11,602,737

Road & Rail - 0.6%
Genesee & Wyoming, Inc. - Class A*	53,030	3,806,493

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)[1]	9,140	235,441
Brenntag AG (Germany)[1]	5,992	339,960
Howden Joinery Group plc (United Kingdom)[1]	19,560	106,522

		681,923

Transportation Infrastructure - 0.1%
Aena SME S.A. (Spain)[1,2]	4,180	766,920
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	10,400	52,538
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	555	52,681

		872,139

Total Industrials		35,247,845

Information Technology - 13.7%
Electronic Equipment, Instruments & Components - 0.2%
Halma plc (United Kingdom)[1]	15,090	236,775
Hexagon A.B. - Class B (Sweden)[1]	3,060	156,902
Hitachi Ltd. (Japan)[1]	51,000	406,131
Hollysys Automation Technologies Ltd. (China)	6,695	150,303
Keyence Corp. (Japan)[1]	1,218	676,264

		1,626,375

Internet Software & Services - 4.9%
Alibaba Group Holding Ltd. - ADR (China)*	3,490	645,266
Alphabet, Inc. - Class A*[3]	5,430	5,609,407
Alphabet, Inc. - Class C*	5,555	5,647,435
China Literature Ltd. - Rights (Expires 11/03/2017) (Hong Kong)*[4]	110	—
Facebook, Inc. - Class A*	88,220	15,884,893
NetEase, Inc. - ADR (China)	400	112,768
Tencent Holdings Ltd. - Class H (China)[1]	135,045	6,069,612
		33,969,381
IT Services - 2.2%
Altran Technologies S.A. (France)[1]	16,615	307,291
Amdocs Ltd.	5,890	383,439
InterXion Holding N.V. - ADR (Netherlands)*	4,305	229,844
MasterCard, Inc. - Class A	47,530	7,071,038
Sopra Steria Group (France)[1]	1,640	307,662
Visa, Inc. - Class A3	64,020	7,040,920

		15,340,194

Semiconductors & Semiconductor Equipment - 2.5%
Qorvo, Inc.*	101,308	7,680,160
Skyworks Solutions, Inc.	84,361	9,605,343

		17,285,503

Software - 3.9%
Atlassian Corp. plc - Class A (Australia)*	3,237	156,574
Dassault Systemes S.E. (France)[1]	2,965	314,753
Electronic Arts, Inc.*	33,833	4,046,427

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
Microsoft Corp.	73,401	$6,105,495
ServiceNow, Inc.*	126,110	15,936,521
Sophos Group plc (United Kingdom)[1,2]	19,505	160,840
Temenos Group AG (Switzerland)[1]	2,060	237,871

		26,958,481

Total Information Technology		95,179,934

Materials - 3.1%
Chemicals - 0.7%
Akzo Nobel N.V. (Netherlands)[1]	3,455	311,920
Ashland Global Holdings, Inc.	54,153	3,681,321
Croda International plc (United Kingdom)[1]	4,475	248,696
Mexichem, S.A.B. de C.V. (Mexico)	40,200	103,542
Solvay S.A. (Belgium)[1]	1,925	285,975

		4,631,454

Construction Materials - 0.1%
Wienerberger AG (Austria)[1]	9,120	233,996

Containers & Packaging - 1.3%
Ball Corp.	109,965	4,720,797
Sealed Air Corp.	101,963	4,509,823

		9,230,620

Metals & Mining - 1.0%
Antofagasta plc (Chile)[1]	127,720	1,618,668
First Quantum Minerals Ltd. (Zambia)	145,010	1,621,963
Grupo Mexico, S.A.B. de C.V. - Series B (Mexico)	87,970	286,094
Lundin Mining Corp. (Canada)	216,337	1,650,071
Southern Copper Corp. (Peru)	41,950	1,801,753

		6,978,549

Total Materials		21,074,619

Real Estate - 2.8%
Equity Real Estate Investment Trusts (REITS) - 2.7%
Acadia Realty Trust	3,050	85,857
Agree Realty Corp.	1,815	85,831
Alexandria Real Estate Equities, Inc.	2,765	342,749
American Campus Communities, Inc.	3,130	130,145
American Homes 4 Rent - Class A	11,510	244,933
Apartment Investment & Management Co. - Class A	6,390	281,032
AvalonBay Communities, Inc.	1,960	355,407
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	5,215	97,803
Bluerock Residential Growth REIT, Inc.	7,865	88,796
Boston Properties, Inc.	1,410	170,864
Brandywine Realty Trust	10,065	176,037
Brixmor Property Group, Inc.	4,465	78,004
Camden Property Trust	1,615	147,353
CatchMark Timber Trust, Inc. - Class A	19,425	248,640
Cedar Realty Trust, Inc.	22,485	122,318
Chesapeake Lodging Trust	5,435	151,636
Colony NorthStar, Inc. - Class A	18,365	225,522
Columbia Property Trust, Inc.	4,780	105,542
Community Healthcare Trust, Inc.	14,865	407,747
CoreCivic, Inc.	10,950	270,027
Cousins Properties, Inc.	23,470	211,699
Crown Castle International Corp.	1,750	187,390
CubeSmart	10,455	284,585
DDR Corp.	7,725	59,251
Digital Realty Trust, Inc.	2,720	322,157
Douglas Emmett, Inc.	4,645	184,825
Education Realty Trust, Inc.	1,906	66,519
EPR Properties	995	68,834
Equinix, Inc.	1,545	716,107
Equity Commonwealth*	4,515	135,676
Equity LifeStyle Properties, Inc.	1,535	135,817
Equity Residential	3,865	259,960
Essex Property Trust, Inc.	350	91,850
Extra Space Storage, Inc.	2,625	214,174
Forest City Realty Trust, Inc. - Class A	5,840	143,839
Getty Realty Corp.	3,810	108,242
GGP, Inc.	6,325	123,084
Global Medical REIT, Inc.	17,340	146,696
HCP, Inc.	5,320	137,469
Healthcare Trust of America, Inc. - Class A	5,355	160,918
Hibernia REIT plc (Ireland)[1]	69,120	118,759
Host Hotels & Resorts, Inc.	6,740	131,834
Independence Realty Trust, Inc.	12,755	129,463
Invitation Homes, Inc.	5,050	113,979
Lamar Advertising Co. - Class A	1,755	123,622
LaSalle Hotel Properties	3,205	90,413
Life Storage, Inc.	1,730	139,819
The Macerich Co.	1,155	63,063

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[5]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Mid-America Apartment
Communities, Inc.	2,815	$288,115
National Retail Properties, Inc.	3,500	140,630
Outfront Media, Inc.	6,115	143,397
Physicians Realty Trust	14,240	247,491
Prologis, Inc.	6,860	443,019
Public Storage	1,110	230,048
Regency Centers Corp.	2,313	142,365
Retail Opportunity Investments Corp.	4,765	85,675
Rexford Industrial Realty, Inc.	7,505	222,823
Simon Property Group, Inc.	3,550	551,422
STAG Industrial, Inc.	7,610	207,753
Starwood Waypoint Homes	3,125	113,469
STORE Capital Corp.	5,560	137,276
Sun Communities, Inc.	1,475	133,134
Sunstone Hotel Investors, Inc.	8,500	138,720
Terreno Realty Corp.	6,165	226,379
UDR, Inc.	4,925	191,041
Unibail-Rodamco S.E. (France)[1]	975	244,049
Urban Edge Properties	9,020	211,609
Ventas, Inc.	4,425	277,669
VEREIT, Inc.	16,620	131,132
Vornado Realty Trust	4,585	343,233
Welltower, Inc.	3,760	251,770
Weyerhaeuser Co.	139,563	5,011,707

		18,600,213

Real Estate Management & Development - 0.1%
Aliansce Shopping Centers S.A. (Brazil)*	28,715	153,437
Iguatemi Empresa de Shopping Centers S.A. (Brazil)	13,045	153,288
Nexity S.A. (France)[1]	3,875	238,166

		544,891

Total Real Estate		19,145,104

Telecommunication Services - 0.8%
Diversified Telecommunication Services - 0.8%
Iliad S.A. (France)[1]	1,000	249,619
Zayo Group Holdings, Inc.*	144,630	5,215,358

Total Telecommunication Services		5,464,977

Utilities - 0.1%
Electric Utilities - 0.0%##
Pampa Energia S.A. - ADR (Argentina)*	4,555	308,966

Independent Power and Renewable Electricity Producers - 0.1%
China Longyuan Power Group Corp. Ltd. - Class H (China)[1]	287,000	212,837
Huaneng Renewables Corp. Ltd. - Class H (China)[1]	654,000	224,913

		437,750

Total Utilities		746,716

TOTAL COMMON STOCKS (Identified Cost $279,995,689)		333,642,885

CORPORATE BONDS - 13.9%

Non-Convertible Corporate Bonds - 13.9%
Consumer Discretionary - 1.9%
Auto Components - 0.2%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	1,556,000	1,664,882

Household Durables - 0.4%
Century Communities, Inc.[2], 5.875%, 7/15/2025	260,000	262,597
Meritage Homes Corp., 5.125%, 6/6/2027	187,000	189,104
NVR, Inc., 3.95%, 9/15/2022	1,532,000	1,609,293
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	284,000	291,455
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	147,000	159,128
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	242,000	237,160
Weekley Homes LLC - Weekley Finance Corp.[2], 6.625%, 8/15/2025	250,000	243,125

		2,991,862

Internet & Direct Marketing Retail - 0.5%
Amazon.com, Inc.[2], 3.15%, 8/22/2027	1,130,000	1,136,762
The Priceline Group, Inc., 3.60%, 6/1/2026	2,209,000	2,257,834

		3,394,596

Media - 0.6%
Charter Communications Operating LLC - Charter Communications Operating Capital Corp., 4.464%, 7/23/2022	75,000	79,206
Comcast Corp., 4.40%, 8/15/2035	1,043,000	1,129,454
CSC Holdings, LLC, 5.25%, 6/1/2024	339,000	337,517

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [5]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Discovery Communications LLC, 3.95%, 3/20/2028	1,710,000	$1,696,002
DISH DBS Corp., 5.875%, 7/15/2022	75,000	75,422
UPCB Finance IV Ltd. (Netherlands)[2], 5.375%, 1/15/2025	320,000	327,200
VTR Finance B.V. (Chile)[2], 6.875%, 1/15/2024	315,000	333,979

		3,978,780

Multiline Retail - 0.2%
Dollar General Corp., 3.25%, 4/15/2023	1,046,000	1,073,325

Total Consumer Discretionary		13,103,445

Consumer Staples - 0.8%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide,
Inc. (Belgium), 8.20%, 1/15/2039	1,450,000	2,291,307
PepsiCo, Inc., 3.10%, 7/17/2022	1,043,000	1,078,282

		3,369,589

Food & Staples Retailing - 0.3%
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	366,000	355,020
CVS Health Corp., 3.50%, 7/20/2022	1,565,000	1,613,186
		1,968,206

Total Consumer Staples		5,337,795

Energy - 2.1%
Energy Equipment & Services - 0.1%
McDermott International, Inc.[2], 8.00%, 5/1/2021	389,000	401,642
Trinidad Drilling Ltd. (Canada)[2], 6.625%, 2/15/2025	264,000	256,740

		658,382

Oil, Gas & Consumable Fuels - 2.0%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	2,194,000	2,280,939
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/2024	290,000	330,962
Cheniere Energy Partners LP2, 5.25%, 10/1/2025	250,000	257,500
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	1,027,000	1,100,690
ConocoPhillips Co., 3.35%, 5/15/2025	996,000	1,026,148
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	272,000	272,000
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	1,018,000	1,031,298
Enviva Partners LP - Enviva Partners Finance Corp., 8.50%, 11/1/2021	246,000	263,835
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	257,000	271,135
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	345,000	351,900
Hilcorp Energy I LP - Hilcorp Finance Co.[2], 5.75%, 10/1/2025	385,000	394,144
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	245,000	245,000
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	2,061,000	2,162,435
PBF Holding Co. LLC - PBF Finance Corp.[2], 7.25%, 6/15/2025	198,000	204,682
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026	1,010,000	1,134,735
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	336,000	356,160
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	1,010,000	1,142,640
SemGroup Corp.[2], 6.375%, 3/15/2025	257,000	253,145
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	166,000	167,660
Southwestern Energy Co., 6.70%, 1/23/2025	194,000	198,365
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	346,000	357,678

		13,803,051

Total Energy		14,461,433

Financials - 4.5%
Banks - 2.4%
Banco Santander S.A. (Spain), 3.50%, 4/11/2022	1,479,000	1,515,481
Bank of America Corp., 4.00%, 1/22/2025	1,619,000	1,676,772
Barclays Bank plc (United Kingdom)[2], 10.179%, 6/12/2021	920,000	1,136,104
Citigroup, Inc., 3.875%, 3/26/2025	2,240,000	2,298,470

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [5]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		1,005,000	$1,024,654
JPMorgan Chase & Co.[6], (3 mo. LIBOR US + 0.935%), 2.776%, 4/25/2023		2,120,000	2,127,518
Kreditanstalt fuer Wiederaufbau (Germany), 1.50%, 6/15/2021		3,813,000	3,744,541
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025		2,023,000	2,133,544
Popular, Inc., 7.00%, 7/1/2019		279,000	285,277
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	346,000	270,817
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023		73,000	81,289

			16,294,467

Capital Markets - 0.6%
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025		1,022,000	1,066,271
Morgan Stanley[7], (3 mo. LIBOR US + 1.220%), 2.617%, 5/8/2024		1,673,000	1,701,073
Morgan Stanley, 5.00%, 11/24/2025		1,532,000	1,671,127

			4,438,471

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019		105,000	106,281
Navient Corp., 6.125%, 3/25/2024		171,000	175,489
SLM Corp., 5.125%, 4/5/2022		220,000	227,975

			509,745

Diversified Financial Services - 0.5%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Netherlands), 4.50%, 5/15/2021		2,140,000	2,272,663
E*TRADE Financial Corp., 2.95%, 8/24/2022		1,140,000	1,140,543
LPL Holdings, Inc.[2], 5.75%, 9/15/2025		178,000	185,120

			3,598,326

Insurance - 0.8%
American International Group, Inc., 4.125%, 2/15/2024		1,524,000	1,620,987
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024		2,620,000	2,828,730
Prudential Financial, Inc.[6], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042		1,012,000	1,118,260

			5,567,977

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021		458,000	472,885

Total Financials			30,881,871

Health Care - 0.4%
Biotechnology - 0.3%
AMAG Pharmaceuticals, Inc.[2], 7.875%, 9/1/2023		191,000	194,341
Express Scripts Holding Co., 3.50%, 6/15/2024		1,680,000	1,699,891
Horizon Pharma, Inc. - Horizon Pharma USA, Inc.[2], 8.75%, 11/1/2024		350,000	366,625

			2,260,857

Health Care Equipment & Supplies - 0.0%##
Hill-Rom Holdings, Inc.[2], 5.00%, 2/15/2025		191,000	195,298

Health Care Providers & Services - 0.1%
DaVita, Inc., 5.00%, 5/1/2025		250,000	246,250
Fresenius Medical Care US Finance II, Inc. (Germany)[2], 6.50%, 9/15/2018		105,000	109,058
HCA Healthcare, Inc., 6.25%, 2/15/2021		73,000	78,566
HCA, Inc., 3.75%, 3/15/2019		73,000	74,095
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A2, 6.625%, 5/15/2022		100,000	100,125
Tenet Healthcare Corp., 6.75%, 2/1/2020		73,000	74,278

			682,372

Total Health Care			3,138,527

Industrials - 0.3%
Aerospace & Defense - 0.0%##
Arconic, Inc., 5.87%, 2/23/2022		220,000	240,350

Air Freight & Logistics - 0.0%##
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023		136,000	136,170

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [5]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines - 0.1%
Allegiant Travel Co., 5.50%, 7/15/2019	175,000	$180,687
American Airlines Group, Inc.[2], 5.50%, 10/1/2019	178,000	185,120

		365,807

Building Products - 0.1%
Airxcel, Inc.[2], 8.50%, 2/15/2022	284,000	301,040

Construction & Engineering - 0.1%
Tutor Perini Corp.[2], 6.875%, 5/1/2025	276,000	297,735

Machinery - 0.0%##
Xerium Technologies, Inc., 9.50%, 8/15/2021	211,000	216,739

Trading Companies & Distributors - 0.0%##
International Lease Finance Corp., 6.25%, 5/15/2019	198,000	209,963

Total Industrials		1,767,804

Information Technology - 0.9%
Internet Software & Services - 0.3%
Activision Blizzard, Inc., 3.40%, 6/15/2027	2,112,000	2,115,924

IT Services - 0.2%
Visa, Inc., 2.80%, 12/14/2022	1,610,000	1,640,290

Semiconductors & Semiconductor Equipment - 0.4%
Applied Materials, Inc., 3.30%, 4/1/2027	2,220,000	2,270,474
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	267,000	256,320

		2,526,794

Total Information Technology		6,283,008

Materials - 1.4%
Chemicals - 0.2%
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[2], 8.375%, 12/1/2022	242,000	244,420
NOVA Chemicals Corp. (Canada)[2], 4.875%, 6/1/2024	198,000	201,712
Solvay Finance America LLC (Belgium)[2], 3.40%, 12/3/2020	1,089,000	1,119,825

		1,565,957

Metals & Mining - 1.0%
Anglo American Capital plc (United Kingdom)[2], 9.375%, 4/8/2019	113,000	124,333
Anglo American Capital plc (United Kingdom)[2], 4.00%, 9/11/2027	2,270,000	2,272,271
Corp Nacional del Cobre de Chile (Chile)[2], 3.625%, 8/1/2027	1,958,000	1,969,533
Ferroglobe plc - Globe Specialty Metals, Inc.[2], 9.375%, 3/1/2022	205,000	222,938
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	540,000	557,550
Petra Diamonds US Treasury plc (South Africa)[2], 7.25%, 5/1/2022	325,000	322,725
Southern Copper Corp. (Peru), 3.875%, 4/23/2025	1,082,000	1,122,952
Techniplas LLC[2], 10.00%, 5/1/2020	272,000	217,600

		6,809,902

Paper & Forest Products - 0.2%
Domtar Corp., 4.40%, 4/1/2022	987,000	1,038,084

Total Materials		9,413,943

Real Estate - 0.4%
Equity Real Estate Investment Trusts (REITS) - 0.4%
American Tower Corp., 3.30%, 2/15/2021	2,209,000	2,266,502
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	427,000	425,590
iStar, Inc., 5.25%, 9/15/2022	198,000	202,950

Total Real Estate		2,895,042

Telecommunication Services - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T, Inc., 3.90%, 8/14/2027	2,280,000	2,270,880
CenturyLink, Inc., 7.50%, 4/1/2024	183,000	194,437
Frontier Communications Corp., 11.00%, 9/15/2025	288,000	244,440
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	385,000	393,693
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	560,000	571,312
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	73,000	77,471
Sprint Communications, Inc., 7.00%, 8/15/2020	73,000	78,636
Verizon Communications, Inc., 4.125%, 3/16/2027	1,968,000	2,053,674

Total Telecommunication Services		5,884,543

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT 5 / SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
American Water Capital Corp., 2.95%, 9/1/2027	2,290,000	$2,279,437
Atlantica Yield plc (Spain)[2], 7.00%, 11/15/2019	506,000	541,420

Total Utilities		2,820,857

TOTAL CORPORATE BONDS (Identified Cost $94,544,891)		95,988,268

MUTUAL FUNDS - 0.1%

Global X MSCI Greece ETF	23,555	218,355
iShares MSCI Eurozone ETF	14,360	629,399

TOTAL MUTUAL FUNDS (Identified Cost $784,504)		847,754

U.S. TREASURY SECURITIES - 18.0%
U.S. Treasury Bonds - 4.0%
U.S. Treasury Bond, 6.25%, 5/15/2030	5,524,000	7,804,592
U.S. Treasury Bond, 4.75%, 2/15/2037	8,169,000	10,802,864
U.S. Treasury Bond, 2.50%, 2/15/2045	5,913,000	5,500,476
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	3,779,273	3,656,857

Total U.S. Treasury Bonds (Identified Cost $28,287,628)		27,764,789

U.S. Treasury Notes - 14.0%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	3,626,380	3,639,108
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	3,613,606	3,598,270
U.S. Treasury Note, 1.375%, 4/30/2021	17,644,000	17,377,272
U.S. Treasury Note, 1.75%, 4/30/2022	17,301,000	17,136,776
U.S. Treasury Note, 2.00%, 7/31/2022	7,580,000	7,581,480
U.S. Treasury Note, 1.625%, 4/30/2023	18,470,000	18,024,844
U.S. Treasury Note, 1.25%, 7/31/2023	9,026,000	8,603,964
U.S. Treasury Note, 1.625%, 5/15/2026	7,624,000	7,206,467
U.S. Treasury Note, 2.375%, 5/15/2027	13,515,000	13,521,335

Total U.S. Treasury Notes (Identified Cost $97,015,255)		96,689,516

TOTAL U.S. TREASURY SECURITIES (Identified Cost $125,302,883)		124,454,305

ASSET-BACKED SECURITIES - 2.7%
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A2, 2.00%, 12/10/2023	249,817	249,192
Chesapeake Funding II LLC, Series 2017-2A, Class A1[2], 1.99%, 5/15/2029	6,940,000	6,941,940
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2, 2.56%, 10/15/2025	1,224,000	1,225,825
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[2], 1.59%, 2/22/2021	629,446	629,314
Home Partners of America Trust, Series 2016-1, Class A2,7, (1 mo. LIBOR US + 1.650%), 2.887%, 3/17/2033	512,764	516,916
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2, 1.04%, 4/18/2019	1,264,442	1,262,619
Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3[2], 1.97%, 7/15/2020	1,650,000	1,651,327
Invitation Homes Trust, Series 2015-SFR3, Class A2,7, (1 mo. LIBOR US + 1.300%), 2.537%, 8/17/2032	1,115,733	1,123,824
SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[2], 2.14%, 9/25/2026	2,082,152	2,080,358
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A2, 1.55%, 3/26/2040	860,498	857,657
South Carolina Student Loan Corp., Series 2005, Class A3[7], (3 mo. LIBOR US + 0.140%), 1.456%, 12/1/2023	1,243,633	1,243,197
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	331,282	332,777

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [5]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	877,000	$869,080

TOTAL ASSET-BACKED SECURITIES (Identified Cost $18,964,845)		18,984,026

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.2%
Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	119,887	123,131
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/10/2035	2,411,000	2,381,108
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,8], 2.50%, 5/25/2043	661,207	629,258
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,8], 2.13%, 2/25/2043	653,432	625,550
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	292,669	293,491
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[8], 1.304%, 8/25/2020	8,125,420	246,948
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[8], 1.187%, 4/25/2021	9,548,728	332,831
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[8], 1.527%, 10/25/2021	4,102,464	205,302
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[8], 1.353%, 12/25/2021	16,871,627	773,701
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[8], 1.468%, 6/25/2022	11,219,929	628,292
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class A2[8], 3.32%, 2/25/2023	2,156,000	2,256,180
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[8], 0.208%, 4/25/2023	45,050,331	444,201
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[8], 0.111%, 5/25/2023	28,967,133	168,647
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K035, Class A2[8], 3.458%, 8/25/2023	2,631,000	2,774,295
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[8], 1.546%, 10/25/2018	5,577,359	63,725
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ10, Class A2, 2.912%, 12/25/2023	2,558,000	2,611,882
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ13, Class A2, 2.864%, 8/25/2022	1,827,000	1,868,934
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	668,396	668,241
FREMF Mortgage Trust, Series 2011-K701, Class B2,8, 4.058%, 7/25/2048	550,000	549,167
FREMF Mortgage Trust, Series 2011-K702, Class B2,8, 4.785%, 4/25/2044	675,000	679,787
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[2], 0.10%, 6/25/2046	79,460,619	336,881
FREMF Mortgage Trust, Series 2013-K712, Class B2,8, 3.365%, 5/25/2045	767,000	778,101
FREMF Mortgage Trust, Series 2014-K41, Class B2,8, 3.832%, 11/25/2047	1,315,000	1,336,668
FREMF Mortgage Trust, Series 2014-K715, Class B2,8, 3.979%, 2/25/2046	1,279,000	1,324,966
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,8], 3.495%, 12/15/2034	1,535,000	1,554,283
GS Mortgage Securities Trust, Series 2010-C2, Class A1[2], 3.849%, 12/10/2043	68,452	70,357
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,8], 3.00%, 3/25/2043	457,311	456,972
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,8], 3.50%, 5/25/2043	403,355	411,123
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,8], 3.00%, 6/25/2029	700,873	709,415

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [5]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[2], 2.767%, 1/20/2041		260,122	$259,882
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,8], 3.75%, 11/25/2054		530,374	546,765
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,8], 3.75%, 8/25/2055		778,274	802,658
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,8], 3.75%, 11/25/2056		767,691	788,970
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045		115,000	121,003
SCG Trust, Series 2013-SRP1, Class AJ2,7, (1 mo. LIBOR US + 1.950%), 3.189%, 11/15/2026		1,900,000	1,892,652
Sequoia Mortgage Trust, Series 2013-2, Class A8, 1.874%, 2/25/2043		484,168	457,936
Sequoia Mortgage Trust, Series 2013-7, Class A2[8], 3.00%, 6/25/2043		530,301	529,265
Sequoia Mortgage Trust, Series 2013-8, Class A1[8], 3.00%, 6/25/2043		538,342	536,544
Starwood Retail Property Trust, Series 2014-STAR, Class A2,7, (1 mo. LIBOR US + 1.220%), 2.459%, 11/15/2027		1,096,000	1,096,762
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,8], 2.50%, 10/25/2056		1,363,680	1,360,454
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028		350,000	365,332
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043		600,000	633,635
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,8], 3.50%, 1/20/2045		571,804	581,386
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,8], 3.50%, 3/20/2045		551,266	560,267

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $35,022,417)			35,836,948

FOREIGN GOVERNMENT BONDS - 1.8%
Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	805,000,000	1,271,632
Canada Housing Trust No. 1 (Canada)[2], 4.10%, 12/15/2018	CAD	299,000	238,755
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	358,000	291,647
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		4,625,000	4,618,451
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	KRW	470,000,000	419,753
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	7,313,000	390,250
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	3,112,000	159,446
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	5,057,000	258,018
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	972,000	52,322
Province of Ontario (Canada), 2.00%, 9/27/2018		932,000	934,671
Province of Ontario (Canada), 1.25%, 6/17/2019		777,000	769,463
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	657,000	490,405
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		2,179,000	2,151,575
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	370,000	499,512

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $13,670,193)			12,545,900

U.S. GOVERNMENT AGENCIES - 8.0%

Mortgage-Backed Securities - 5.5%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		184,074	191,494
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		15,704	16,212
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		26,757	28,110
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		176,216	183,479
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		33,334	35,084
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		219,082	227,547
Fannie Mae, Pool #990895, 5.50%, 10/1/2023		29,466	31,088
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		22,999	24,503

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [5]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	913,183	$985,126
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034	535,750	577,958
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035	906,543	960,311
Fannie Mae, Pool #AY8263, 3.00%, 5/1/2035	1,512,242	1,524,989
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	128,167	142,263
Fannie Mae, Pool #995050, 6.00%, 9/1/2037	160,216	182,250
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037	430,498	486,930
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	348,156	394,705
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	302,533	342,329
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	17,806	20,184
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	749,399	848,552
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	29,145	33,066
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	462,188	513,882
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	101,377	112,606
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	573,816	615,674
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	399,927	453,559
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	710,587	804,817
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	897,654	946,175
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	817,516	861,599
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	1,556,970	1,676,105
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	789,848	832,334
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	752,394	804,387
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	934,134	1,008,256
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	716,522	753,611
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	1,923,499	1,978,709
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	862,426	887,180
Fannie Mae, Pool #BD6997, 4.00%, 10/1/2046	982,690	1,032,208
Fannie Mae, Pool #BE3812, 4.00%, 12/1/2046	997,467	1,047,986
Fannie Mae, Pool #BE3815, 4.00%, 12/1/2046	1,081,702	1,136,488
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	1,192,777	1,278,588
Fannie Mae, Pool #AL8674, 5.659%, 1/1/2049	1,654,338	1,816,648
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	64,327	65,910
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	35,204	37,165
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	24,773	26,113
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	18,841	19,984
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	33,308	35,247
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	14,073	14,859
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	445,543	480,051
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	573,405	618,406
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	514,396	556,652
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	593,679	640,275
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034	662,067	702,089
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035	1,737,541	1,845,638
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	157,224	177,561
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	240,055	266,778
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	292,470	324,920
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	728,811	810,822
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	618,912	687,231
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	81,353	90,442
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	180,222	204,385

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT5/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	1,606,979	$1,722,841
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	866,474	913,221
Freddie Mac, Pool #Q33778, 4.00%, 6/1/2045	855,758	899,478
Freddie Mac, Pool #G08754, 4.50%, 3/1/2047	1,262,015	1,347,711

Total Mortgage-Backed Securities (Identified Cost $38,079,195)		38,284,771

Other Agencies - 2.5%
Fannie Mae, 2.625%, 9/6/2024 (Identified Cost $17,386,136)	17,011,000	17,365,169

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $55,465,331)		55,649,940

SHORT-TERM INVESTMENT - 2.1%
Dreyfus Government Cash Management[9], 0.93%, (Identified Cost $14,897,694)	14,897,694	14,897,694

TOTAL INVESTMENTS IN SECURITIES - 100.0% (Identified Cost $638,648,447)		692,847,720

TOTAL OPTIONS WRITTEN - 0.0%##
(Premiums Received $174,530)		(118,118)

TOTAL INVESTMENTS - 100.0%		692,729,602
OTHER ASSETS, LESS LIABILITIES - 0.0%##		131,409

NET ASSETS - 100%		$692,861,011

ADR - American Depositary Receipt
CAD - Canadian Dollar
CLP - Chilean Peso
ETF - Exchange-traded fund
GBP - British Pound
IO - Interest only
KRW - South Korean Won
MXN - Mexican Peso
No. - Number
SGD - Singapore Dollar

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

EXCHANGE-TRADED OPTION PURCHSED
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT (000)	VALUE
Call
Lululemon Athletica, Inc.	330	11/10/17	$67.00	2,030	$(1,650)
Put
Arconic, Inc.	741	11/17/17	23.00	1,861	(7,410)
Facebook, Inc.	143	11/17/17	160.00	2,575	(8,866)
Medtronic plc	282	12/01/17	77.50	2,271	(16,638)
Regeneron Pharmaceuticals, Inc.	44	11/17/17	385.00	1,771	(24,640)
The Priceline Group, Inc.	9	11/17/17	1,750.00	1,721	(10,008)
Vertex Pharmaceuticals, Inc.	117	11/17/17	145.00	$1,711	(48,906)

					(116,468)
TOTAL EXCHANGE-TRADED OPTIONS WRITTEN					$(118,118)

*Non-income producing security.

##Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities—Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $57,900,219 or 8.4%, of the Series’ net assets as of October 31, 2017 (see Note 2 to the financial statements).

3A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2017, the total value of such securities was $17,481,140. 4Security has been valued at fair value as determined in good faith by the Advisor and is classified as Level 3 in the fair value hierarchy.

5Amount is stated in USD unless otherwise noted.

6Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2017.

7Floating rate security. Rate shown is the rate in effect as of October 31, 2017.

8Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2017.

9Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2017

ASSETS:

Investments in securities, at value (identified cost $638,648,447) (Note 2)	$692,847,720
Receivable for securities sold	3,825,089
Interest receivable	2,158,869
Receivable for fund shares sold	677,809
Foreign tax reclaims receivable	438,557
Dividends receivable	72,533
Prepaid and other expenses	11,652

TOTAL ASSETS	700,032,229

LIABILITIES:

Due to custodian	887
Accrued management fees (Note 3)	498,058
Accrued distribution and service (Rule 12b-1) fees (Class R) (Class R2) (Note 3)	117,223
Accrued shareholder services fees (Class S) (Note 3)	85,910
Accrued fund accounting and administration fees (Note 3)	72,970
Accrued Chief Compliance Officer service fees (Note 3)	306
Options written, at value (premiums received $174,530) (Note 2)	118,118
Payable for fund shares repurchased	3,483,234
Payable for securities purchased	2,630,463
Other payables and accrued expenses	164,049

TOTAL LIABILITIES	7,171,218

TOTAL NET ASSETS	$692,861,011

NET ASSETS CONSIST OF:

Capital stock	$493,192
Additional paid-in-capital	588,457,301
Undistributed net investment income	1,944,989
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	47,732,746
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	54,232,783

TOTAL NET ASSETS	$692,861,011

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2017

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($400,116,682/ 21,962,465 shares)	$18.22

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($147,256,626/ 14,283,641 shares)	$10.31

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($15,357,733/ 1,299,399 shares)	$11.82

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R2 ($130,129,970/ 11,773,710 shares)	$11.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2017

INVESTMENT INCOME:

Interest	$11,309,865
Dividends (net of foreign taxes withheld, $267,836)	7,379,109

Total Investment Income	18,688,974

EXPENSES:

Management fees (Note 3)	7,102,620
Distribution and service (Rule 12b-1) fees (Class R2) (Note 3)	1,362,149
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	100,891
Shareholder services fees (Class S) (Note 3)	1,083,649
Fund accounting and administration fees (Note 3)	194,639
Transfer agent fees (Note 3)	205,526
Directors’ fees (Note 3)	63,804
Chief Compliance Officer service fees (Note 3)	4,030
Custodian fees	89,284
Miscellaneous	218,236

Total Expenses	10,424,828

NET INVESTMENT INCOME	8,264,146

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	69,604,440
In-kind redemptions (Note 2)	17,004,207
Options written	2,177,143
Foreign currency and translation of other assets and liabilities	(22,984)

88,762,806

Net change in unrealized appreciation (depreciation) on-
Investments in securities (net of decrease in accrued foreign capital gains tax of $174)	3,674,789
Options written	2,127
Foreign currency and translation of other assets and liabilities	31,651

3,708,567

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	92,471,373

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,735,519

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$8,264,146	$10,779,505
Net realized gain (loss) on investments and foreign currency	71,758,599	10,022,758
Net realized gain (loss) from in-kind redemptions	17,004,207	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,708,567	12,068,214

Net increase from operations	100,735,519	32,870,477

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(2,292,566)	(3,603,129)
From net investment income (Class I)	(5,110,490)	(7,296,287)
From net investment income (Class R)	(145,224)	(236,226)
From net investment income (Class R2)	(329,287)	(518,657)
From net realized gain on investments (Class S)	(4,529,115)	(9,325,002)
From net realized gain on investments (Class I)	(6,215,832)	(12,363,383)
From net realized gain on investments (Class R)	(338,171)	(789,144)
From net realized gain on investments (Class R2)	(2,211,856)	(3,605,757)

Total distributions to shareholders	(21,172,541)	(37,737,585)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(443,218,271)	(409,275,083)

Net decrease in net assets	(363,655,293)	(414,142,191)

NET ASSETS:

Beginning of year	1,056,516,304	1,470,658,495

End of year (including undistributed net investment income of $ 1,944,989 and $ 3,183,057, respectively)	$692,861,011	$1,056,516,304

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.62	$16.42	$18.28	$18.10	$16.01

Income (loss) from investment operations:
Net investment income[1]	0.15	0.14	0.16	0.19	0.17
Net realized and unrealized gain (loss) on investments	1.70	0.37	(0.56)	1.02	2.56

Total from investment operations	1.85	0.51	(0.40)	1.21	2.73

Less distributions to shareholders:
From net investment income	(0.09)	(0.09)	(0.11)	(0.13)	(0.14)
From net realized gain on investments	(0.16)	(0.22)	(1.35)	(0.90)	(0.50)

Total distributions to shareholders	(0.25)	(0.31)	(1.46)	(1.03)	(0.64)

Net asset value - End of year	$18.22	$16.62	$16.42	$18.28	$18.10

Net assets - End of year (000’s omitted)	$400,117	$498,344	$718,811	$872,014	$820,370

Total return[2]	11.26%	3.23%	(2.16%)	7.08%	17.56%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.08%	1.07%	1.07%	1.06%	1.06%
Net investment income	0.89%	0.86%	0.96%	1.04%	1.03%
Series portfolio turnover	79%	63%	66%	65%	64%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.53	$9.57	$11.30	$11.60	$10.50

Income (loss) from investment operations:
Net investment income[1]	0.11	0.10	0.12	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.96	0.21	(0.34)	0.62	1.64

Total from investment operations	1.07	0.31	(0.22)	0.77	1.78

Less distributions to shareholders:
From net investment income	(0.13)	(0.13)	(0.16)	(0.17)	(0.18)
From net realized gain on investments	(0.16)	(0.22)	(1.35)	(0.90)	(0.50)

Total distributions to shareholders	(0.29)	(0.35)	(1.51)	(1.07)	(0.68)

Net asset value - End of year	$10.31	$9.53	$9.57	$11.30	$11.60

Net assets - End of year (000’s omitted)	$147,257	$386,926	$545,570	$659,331	$547,522

Total return[2]	11.56%	3.52%	(1.91%)	7.32%	17.80%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.83%	0.82%	0.82%	0.81%	0.81%
Net investment income	1.15%	1.12%	1.22%	1.29%	1.27%
Series portfolio turnover	79%	63%	66%	65%	64%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.88	$10.87	$12.62	$12.83	$11.54

Income (loss) from investment operations:
Net investment income[1]	0.07	0.06	0.08	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.10	0.24	(0.38)	0.70	1.82

Total from investment operations	1.17	0.30	(0.30)	0.80	1.91

Less distributions to shareholders:
From net investment income	(0.07)	(0.07)	(0.10)	(0.11)	(0.12)
From net realized gain on investments	(0.16)	(0.22)	(1.35)	(0.90)	(0.50)

Total distributions to shareholders	(0.23)	(0.29)	(1.45)	(1.01)	(0.62)

Net asset value - End of year	$11.82	$10.88	$10.87	$12.62	$12.83

Net assets - End of year (000’s omitted)	$15,358	$24,692	$40,379	$65,563	$58,700

Total return[2]	10.97%	2.93%	(2.39%)	6.81%	17.28%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.33%	1.32%	1.32%	1.31%	1.31%
Net investment income	0.65%	0.61%	0.71%	0.79%	0.77%
Series portfolio turnover	79%	63%	66%	65%	64%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R2*

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.19	$10.21	$11.95	$12.21	$11.02

Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.03	0.22	(0.36)	0.67	1.73

Total from investment operations	1.04	0.23	(0.34)	0.70	1.76

Less distributions to shareholders:
From net investment income	(0.02)	(0.03)	(0.05)	(0.06)	(0.07)
From net realized gain on investments	(0.16)	(0.22)	(1.35)	(0.90)	(0.50)

Total distributions to shareholders	(0.18)	(0.25)	(1.40)	(0.96)	(0.57)

Net asset value - End of year	$11.05	$10.19	$10.21	$11.95	$12.21

Net assets - End of year (000’s omitted)	$130,130	$146,554	$165,898	$164,191	$124,854

Total return[2]	10.42%	2.43%	(2.91%)	6.28%	16.65%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.83%	1.82%	1.82%	1.81%	1.81%
Net investment income	0.14%	0.11%	0.21%	0.29%	0.27%
Series portfolio turnover	79%	63%	66%	65%	64%

*Effective March 1, 2017, Class C shares of the Series have been redesignated as Class R2 shares.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2017 - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S3	18.60%	10.53%	5.09%	9.03%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I3,4	18.85%	10.79%	5.33%	9.14%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R3,5	18.21%	10.25%	4.84%	8.81%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R2[3,5]	17.78%	9.71%	4.31%	8.27%

Russell 3000® Index[6]	23.98%	15.12%	7.61%	9.10%

65/20/15 Blended Index[7]	20.25%	11.60%	5.97%	8.05%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2017 to the Russell 3000® Index and the 65/20/15 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2017, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.35% for Class R and 1.85% for Class R2. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for Class S, 0.85% for Class I, 1.35% for Class R and 1.85% for Class R2 for the year ended October 31, 2017.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class R2 on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of Class S shares adjusted for expense differences.

6The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Performance Update as of October 31, 2017 - Pro-Blend® Maximum Term Series

(unaudited)

7The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/17	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD 5/1/17-10/31/17*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,082.20	$5.72	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class I
Actual	$1,000.00	$1,084.30	$4.41	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Class R
Actual	$1,000.00	$1,080.50	$7.03	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%
Class R2
Actual	$1,000.00	$1,078.50	$9.64	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Maximum Term Series

As of October 31, 2017 (unaudited)

Sector Allocation[4]
Information Technology	20.7%
Health Care	19.5%
Consumer Staples	10.6%
Consumer Discretionary	9.6%
Industrials	8.5%
Materials	7.1%
Financials	6.1%
Real Estate	4.7%
Energy	3.1%
Telecommunication Services	1.7%
Utilities	0.2%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
ServiceNow, Inc.	2.6%
Facebook, Inc. - Class A	2.6%
Medtronic plc	2.1%
FedEx Corp.	1.9%
The Priceline Group, Inc.	1.9%
DaVita, Inc.	1.7%
Skyworks Solutions, Inc.	1.5%
Perrigo Co. plc	1.5%
Fresenius Medical Care AG & Co. KGaA
(Germany)	1.5%
Diageo plc (United Kingdom)	1.5%

5As a percentage of total investments.

Investment Portfolio - October 31, 2017

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 87.6%

Consumer Discretionary - 9.0%
Diversified Consumer Services - 0.0%##
Fu Shou Yuan International Group Ltd. (China)[1]	144,000	$101,229

Hotels, Restaurants & Leisure - 0.1%
Accor S.A. (France)[1]	6,075	303,069
Jollibee Foods Corp. (Philippines)[1]	31,485	152,037

		455,106

Household Durables - 0.0%##
Kaufman & Broad S.A. (France)[1]	2,120	93,680

Internet & Direct Marketing Retail - 3.2%
Amazon.com, Inc.*	5,910	6,532,205
Ctrip.com International Ltd. - ADR (China)*	2,825	135,289
The Priceline Group, Inc.*	4,785	9,148,729

		15,816,223

Leisure Products - 0.0%##
Trigano S.A. (France)[1]	660	106,506

Media - 0.4%
Shaw Communications, Inc. - Class B (Canada)	78,590	1,794,637

Multiline Retail - 0.0%##
Lojas Renner S.A. (Brazil)	9,225	97,007

Specialty Retail - 3.4%
AutoZone, Inc.*	11,370	6,702,615
Dick’s Sporting Goods, Inc.	128,055	3,133,506
Industria de Diseno Textil S.A. (Spain)[1]	2,710	101,294
O’Reilly Automotive, Inc.*	31,379	6,619,400

		16,556,815

Textiles, Apparel & Luxury Goods - 1.9%
ANTA Sports Products Ltd. (China)[1]	34,000	152,077
lululemon athletica, Inc.*	79,636	4,898,410
NIKE, Inc. - Class B	78,215	4,301,043

		9,351,530

Total Consumer Discretionary		44,372,733

Consumer Staples - 10.3%
Beverages - 5.3%
Ambev S.A. - ADR (Brazil)	1,046,521	6,624,478
Anheuser-Busch InBev S.A./N.V. (Belgium)[1]	58,967	7,230,604
The Coca-Cola Co.	109,177	5,019,958
Diageo plc (United Kingdom)[1]	213,485	7,290,235
Treasury Wine Estates Ltd. (Australia)[1]	16,839	202,135

		26,367,410

Food & Staples Retailing - 0.6%
Puregold Price Club, Inc. (Philippines)[1]	155,070	153,193
Raia Drogasil S.A. (Brazil)	6,170	148,474
Robinsons Retail Holdings, Inc. (Philippines)[1]	83,750	157,361
Sprouts Farmers Market, Inc.*	144,822	2,677,759

		3,136,787

Food Products - 2.3%
Campbell Soup Co.	124,461	5,895,718
Danone S.A. (France)[1]	2,511	205,227
Kerry Group plc - Class A (Ireland)[1]	1,995	200,922
M Dias Branco S.A. (Brazil)	6,600	97,609
Nestle S.A. (Switzerland)[1]	56,202	4,728,754

		11,128,230

Personal Products - 2.0%
Beiersdorf AG (Germany)[1]	44,406	4,995,252
Unilever plc - ADR (United Kingdom)	90,634	5,134,416

		10,129,668

Tobacco - 0.1%
Japan Tobacco, Inc. (Japan)[1]	7,800	258,181

Total Consumer Staples		51,020,276

Energy - 2.4%
Energy Equipment & Services - 2.3%
Diamond Offshore Drilling, Inc.*	112,875	1,888,399
Oceaneering International, Inc.	68,815	1,391,439
Schlumberger Ltd.	99,483	6,366,912
Transocean Ltd.*	164,387	1,726,063

		11,372,813

Oil, Gas & Consumable Fuels - 0.1%
Cameco Corp. (Canada)	9,085	73,952
Galp Energia SGPS S.A. (Portugal)[1]	8,385	155,895
Royal Dutch Shell plc - Class B - ADR (Netherlands)	2,400	156,864
YPF S.A. - ADR (Argentina)	4,955	121,695

		508,406

Total Energy		11,881,219

Financials - 5.0%
Banks - 1.5%
Banco Macro S.A. - ADR (Argentina)	1,050	132,216
Bankia S.A. (Spain)[1]	493,323	2,354,258
Banque Cantonale Vaudoise (Switzerland)[1]	135	97,091
BNP Paribas S.A. (France)[1]	2,530	197,465
BPER Banca (Italy)[1]	17,655	85,941
CaixaBank S.A. (Spain)[1]	673,805	3,152,326
Credit Agricole S.A. (France)[1]	8,210	143,291

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Danske Bank A/S (Denmark)[1]	3,845	$146,738
Erste Group Bank AG (Austria)[1]	2,275	97,654
Eurobank Ergasias S.A. (Greece)*[1]	105,190	85,922
FinecoBank Banca Fineco S.p.A. (Italy)[1]	16,300	152,454
Grupo Financiero Galicia S.A. - ADR (Argentina)	2,180	119,682
Grupo Supervielle S.A. - ADR (Argentina)	3,895	104,425
Itau Unibanco Holding S.A. (Brazil)	7,700	99,354
Jyske Bank A/S (Denmark)[1]	1,730	97,759
KBC Group N.V. (Belgium)[1]	1,780	147,863
Skandinaviska Enskilda Banken A.B. - Class A (Sweden)[1]	7,700	94,892
Svenska Handelsbanken A.B. - Class A (Sweden)[1]	6,700	96,027
Swedbank A.B. - Class A (Sweden)[1]	3,645	90,461
Sydbank A/S (Denmark)[1]	2,505	97,791

		7,593,610

Capital Markets - 3.5%
Amundi S.A. (France)[1,2]	1,845	156,366
Banca Generali S.p.A. (Italy)[1]	4,410	145,094
BlackRock, Inc.	9,385	4,418,739
The Charles Schwab Corp.	148,955	6,679,142
E*TRADE Financial Corp.*	115,645	5,040,965
EFG International AG (Switzerland)[1]	16,135	147,653
Euronext N.V. (Netherlands)[1,2]	3,160	187,675
Julius Baer Group Ltd. (Switzerland)[1]	1,705	100,847
Natixis S.A. (France)[1]	25,375	198,994

		17,075,475

Thrifts & Mortgage Finance - 0.0%##
Aareal Bank AG (Germany)[1]	2,395	99,578

Total Financials		24,768,663

Health Care - 19.3%
Biotechnology - 5.6%
Biogen, Inc.*	13,738	4,281,585
BioMarin Pharmaceutical, Inc.*	71,748	5,889,793
Incyte Corp.*	39,060	4,423,545
Regeneron Pharmaceuticals, Inc.*	12,562	5,057,712
Seattle Genetics, Inc.*	67,620	4,145,782
Vertex Pharmaceuticals, Inc.*	27,837	4,070,604

		27,869,021

Health Care Equipment & Supplies - 2.8%
Intuitive Surgical, Inc.*	8,990	3,374,486
Medtronic plc	126,021	10,147,211
Osstem Implant Co. Ltd. (South Korea)*[1]	2,355	151,321

		13,673,018

Health Care Providers & Services - 3.7%
DaVita, Inc.*	135,213	8,212,838
Express Scripts Holding Co.*	37,895	2,322,585
Fleury S.A. (Brazil)	15,680	137,661
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	75,480	7,308,121
Orpea (France)[1]	1,585	189,897

		18,171,102

Health Care Technology - 0.4%
Cerner Corp.*	32,745	2,210,942

Life Sciences Tools & Services - 1.7%
QIAGEN N.V.	164,724	5,577,555
QIAGEN N.V.[1]	4,683	158,879
Tecan Group AG (Switzerland)[1]	490	103,639
Thermo Fisher Scientific, Inc.	13,633	2,642,484

		8,482,557

Pharmaceuticals - 5.1%
Bristol-Myers Squibb Co.	67,868	4,184,741
Hypermarcas S.A. (Brazil)	14,100	147,883
Johnson & Johnson	43,405	6,051,091
Kalbe Farma Tbk PT (Indonesia)[1]	1,148,775	135,524
Novartis AG - ADR (Switzerland)	85,836	7,088,337
Perrigo Co. plc	90,630	7,340,124

		24,947,700

Total Health Care		95,354,340

Industrials - 8.3%
Aerospace & Defense - 1.5%
Arconic, Inc.	269,266	6,763,962
LIG Nex1 Co. Ltd. (South Korea)[1]	2,195	140,867
Thales S.A. (France)[1]	2,255	235,001
Ultra Electronics Holdings plc (United Kingdom)[1]	4,195	101,580

		7,241,410

Air Freight & Logistics - 2.5%
C.H. Robinson Worldwide, Inc.	42,265	3,319,071
FedEx Corp.	41,040	9,267,243

		12,586,314

Airlines - 0.1%
Azul S.A. - ADR (Brazil)*	3,705	93,699

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines (continued)
Ryanair Holdings plc - ADR (Ireland)*	2,555	$286,441

		380,140

Building Products - 0.0%##
Cie de Saint-Gobain (France)[1]	3,365	197,300
Geberit AG (Switzerland)[1]	210	95,078

		292,378

Commercial Services & Supplies - 0.1%
China Everbright International Ltd. (China)[1]	103,000	145,318
Elis S.A. (France)[1]	5,815	151,610
SPIE S.A. (France)[1]	7,075	186,153

		483,081

Construction & Engineering - 1.1%
Eiffage S.A. (France)[1]	2,355	245,993
Vinci S.A. (France)[1]	52,456	5,139,515

		5,385,508

Electrical Equipment - 0.0%##
Legrand S.A. (France)[1]	2,090	155,100

Industrial Conglomerates - 0.1%
Siemens AG (Germany)[1]	2,820	405,044

Machinery - 0.2%
FANUC Corp. (Japan)[1]	691	161,572
Jungheinrich AG (Germany)[1]	3,185	145,051
KION Group AG (Germany)[1]	2,485	199,117
Metso OYJ (Finland)[1]	2,815	102,236
The Weir Group plc (United Kingdom)[1]	10,570	274,023

		881,999

Professional Services - 1.8%
Applus Services S.A. (Spain)[1]	20,430	285,687
Equifax, Inc.	31,714	3,441,921
Intertek Group plc (United Kingdom)[1]	2,900	208,918
Nielsen Holdings plc	116,925	4,334,410
Randstad Holding N.V. (Netherlands)[1]	2,440	150,114
RELX plc (United Kingdom)[1]	4,455	102,513
SGS S.A. (Switzerland)[1]	85	209,911

		8,733,474

Road & Rail - 0.7%
Genesee & Wyoming, Inc. - Class A*	46,225	3,318,030

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)[1]	5,905	152,109
Brenntag AG (Germany)[1]	4,592	260,531
Howden Joinery Group plc (United Kingdom)[1]	14,890	81,090

		493,730

Transportation Infrastructure - 0.1%
Aena SME S.A. (Spain)[1,2]	2,940	539,413
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	8,000	40,414
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	425	40,341

		620,168

Total Industrials		40,976,376

Information Technology - 20.4%
Electronic Equipment, Instruments & Components - 0.2%
Halma plc (United Kingdom)[1]	9,745	152,907
Hexagon A.B. - Class B (Sweden)[1]	1,970	101,012
Hitachi Ltd. (Japan)[1]	33,000	262,791
Hollysys Automation Technologies Ltd. (China)	4,335	97,321
Keyence Corp. (Japan)[1]	792	439,738

		1,053,769

Internet Software & Services - 5.5%
Alibaba Group Holding Ltd. - ADR (China)*	2,395	442,812
Alphabet, Inc. - Class A*	4,186	4,324,305
Alphabet, Inc. - Class C*	4,284	4,355,286
China Literature Ltd. - Rights (Expires 11/03/2017) (Hong Kong)*[3]	94	—
Facebook, Inc. - Class A*	70,699	12,730,062
NetEase, Inc. - ADR (China)	305	85,986
Tencent Holdings Ltd. - Class H (China)[1]	116,254	5,225,048

		27,163,499

IT Services - 4.0%
Altran Technologies S.A. (France)[1]	10,730	198,449
Amdocs Ltd.	75,650	4,924,815
InterXion Holding N.V. - ADR (Netherlands)*	1,650	88,094
MasterCard, Inc. - Class A	47,733	7,101,238
Sopra Steria Group (France)[1]	1,055	197,917
Visa, Inc. - Class A	64,908	7,138,582

		19,649,095

Semiconductors & Semiconductor Equipment - 3.3%
Qorvo, Inc.*	70,454	5,341,118
Skyworks Solutions, Inc.	65,813	7,493,468
Texas Instruments, Inc.	34,510	3,336,772

		16,171,358

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software - 7.4%
Adobe Systems, Inc.*	39,394	$6,900,253
Atlassian Corp. plc - Class A (Australia)*	70,995	3,434,028
CDK Global, Inc.	50,240	3,193,254
Dassault Systemes S.E. (France)[1]	1,915	203,289
Electronic Arts, Inc.*	43,312	5,180,115
Microsoft Corp.	56,170	4,672,221
ServiceNow, Inc.*	102,665	12,973,776
Sophos Group plc (United Kingdom)[1,2]	12,595	103,859
Temenos Group AG (Switzerland)[1]	1,330	153,577

		36,814,372

Total Information Technology		100,852,093

Materials - 6.8%
Chemicals - 3.2%
Akzo Nobel N.V. (Netherlands)[1]	75,735	6,837,423
Ashland Global Holdings, Inc.	52,568	3,573,572
CF Industries Holdings, Inc.	125,065	4,749,969
Croda International plc (United Kingdom)[1]	2,890	160,610
Mexichem, S.A.B. de C.V. (Mexico)	30,700	79,073
Solvay S.A. (Belgium)[1]	1,470	218,381

		15,619,028

Construction Materials - 0.0%##
Wienerberger AG (Austria)[1]	5,905	151,507

Containers & Packaging - 1.4%
Ball Corp.	82,177	3,527,858
Sealed Air Corp.	76,238	3,372,007

		6,899,865

Metals & Mining - 2.2%
Antofagasta plc (Chile)[1]	104,018	1,318,279
First Quantum Minerals Ltd. (Zambia)	118,024	1,320,120
Freeport-McMoRan, Inc.*	279,319	3,904,880
Grupo Mexico, S.A.B. de C.V. - Series B(Mexico)	58,710	190,936
Lundin Mining corp. (Canada)	170,720	1,302,135
Southern Copper Corp. (Peru)	59,510	2,555,954

		10,592,304

Total Materials		33,262,704

Real Estate - 4.6%
Equity Real Estate Investment Trusts (REITS) - 4.5%
Acadia Realty Trust	1,170	32,935
Agree Realty Corp.	695	32,867
Alexandria Real Estate Equities, Inc.	1,045	129,538
American Campus Communities, Inc.	1,205	50,104
American Homes 4 Rent - Class A	4,410	93,845
American Tower Corp.	39,377	5,657,294
Apartment Investment & Management Co. - Class A	2,450	107,751
AvalonBay Communities, Inc.	750	135,997
Axiare Patrimonio SOCIMI S.A. (Spain)[1]	2,000	37,508
Bluerock Residential Growth REIT, Inc.	3,005	33,926
Boston Properties, Inc.	540	65,437
Brandywine Realty Trust	3,860	67,511
Brixmor Property Group, Inc.	1,715	29,961
Camden Property Trust	620	56,569
CatchMark Timber Trust, Inc. - Class A	7,440	95,232
Cedar Realty Trust, Inc.	8,615	46,866
Chesapeake Lodging Trust	2,085	58,171
Colony NorthStar, Inc. - Class A	7,037	86,414
Columbia Property Trust, Inc.	1,835	40,517
Community Healthcare Trust, Inc.	5,695	156,214
CoreCivic, Inc.	4,195	103,449
Cousins Properties, Inc.	8,995	81,135
Crown Castle International Corp.	670	71,744
CubeSmart	4,005	109,016
DDR Corp.	2,960	22,703
Digital Realty Trust, Inc.	1,045	123,770
Douglas Emmett, Inc.	1,780	70,826
Education Realty Trust, Inc.	736	25,686
EPR Properties	385	26,634
Equinix, Inc.	595	275,782
Equity Commonwealth*	1,730	51,986
Equity LifeStyle Properties, Inc.	590	52,203
Equity Residential	1,480	99,545
Essex Property Trust, Inc.	135	35,428
Extra Space Storage, Inc.	1,010	82,406
Forest City Realty Trust, Inc. - Class A	2,240	55,171
Getty Realty Corp.	1,460	41,479
GGP, Inc.	2,425	47,190
Global Medical REIT, Inc.	6,645	56,217
HCP, Inc.	2,040	52,714
Healthcare Trust of America, Inc. - Class A	2,055	61,753
Hibernia REIT plc (Ireland)[1]	26,485	45,505
Host Hotels & Resorts, Inc.	2,585	50,563
Independence Realty Trust, Inc.	4,875	49,481
Invitation Homes, Inc.	1,935	43,673
Lamar Advertising Co. - Class A	675	47,547
LaSalle Hotel Properties	1,230	34,698
Life Storage, Inc.	665	53,745
The Macerich Co.	445	24,297
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Mid-America Apartment Communities, Inc.	1,080	$110,538
National Retail Properties, Inc.	1,345	54,042
Outfront Media, Inc.	2,345	54,990
Physicians Realty Trust	5,460	94,895
Prologis, Inc.	2,630	169,846
Public Storage	425	88,081
Regency Centers Corp.	889	54,718
Retail Opportunity Investments Corp.	1,825	32,814
Rexford Industrial Realty, Inc.	2,875	85,359
SBA Communications Corp.*	38,569	6,062,276
Simon Property Group, Inc.	1,360	211,249
STAG Industrial, Inc.	2,915	79,580
Starwood Waypoint Homes	1,200	43,572
STORE Capital Corp.	2,130	52,590
Sun Communities, Inc.	565	50,997
Sunstone Hotel Investors, Inc.	3,260	53,203
Terreno Realty Corp.	2,365	86,843
UDR, Inc.	1,890	73,313
Unibail-RodamCo S.E. (France)[1]	540	135,166
Urban Edge Properties	3,460	81,172
Ventas, Inc.	1,700	106,675
VEREIT, Inc.	6,370	50,259
Vornado Realty Trust	1,755	131,379
Welltower, Inc.	1,440	96,422
Weyerhaeuser Co.	145,972	5,241,855

		22,212,837

Real Estate Management & Development - 0.1%
Aliansce Shopping Centers S.A. (Brazil)*	18,565	99,201
Iguatemi Empresa de Shopping Centers S.A. (Brazil)	8,425	98,999
Nexity S.A. (France)[1]	2,505	153,963

		352,163

Total Real Estate		22,565,000

Telecommunication Services - 1.4%
Diversified Telecommunication Services - 1.4%
Iliad S.A. (France)[1]	765	190,958
Zayo Group Holdings, Inc.*	186,185	6,713,832

Total Telecommunication Services		6,904,790

Utilities - 0.1%
Electric Utilities - 0.0%##
Pampa Energia S.A. - ADR (Argentina)*	2,940	199,420

Independent Power and Renewable Electricity Producers - 0.1%
China Longyuan Power Group Corp. Ltd. - Class H (China)[1]	186,000	137,936
Huaneng Renewables Corp. Ltd. - Class H (China)[1]	424,000	145,816

		283,752

Total Utilities		483,172

TOTAL COMMON STOCKS (Identified Cost $371,794,284)		432,441,366

CORPORATE BONDS - 3.9%

Non-Convertible Corporate Bonds - 3.9%
Consumer Discretionary - 0.5%
Auto Components - 0.1%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	285,000	304,943

Household Durables - 0.2%
Century Communities, Inc.[2], 5.875%, 7/15/2025	94,000	94,939
Meritage Homes Corp., 5.125%, 6/6/2027	70,000	70,787
NVR, Inc., 3.95%, 9/15/2022	292,000	306,732
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	102,000	104,678
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	54,000	58,455
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	86,000	84,280
Weekley Homes LLC - Weekley Finance Corp.[2], 6.625%, 8/15/2025	89,000	86,552

		806,423

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.[2], 3.15%, 8/22/2027	210,000	211,257
The Priceline Group, Inc., 3.60%, 6/1/2026	389,000	397,599

		608,856

Media - 0.1%
Charter Communications Operating LLC - Charter Communications
Operating Capital Corp., 4.464%, 7/23/2022	25,000	26,402
Comcast Corp., 4.40%, 8/15/2035	195,000	211,164
CSC Holdings, LLC, 5.25%, 6/1/2024	117,000	116,488
Discovery Communications LLC, 3.95%, 3/20/2028	330,000	327,299
DISH DBS Corp., 5.875%, 7/15/2022	25,000	25,141

		706,494

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Multiline Retail - 0.0%##
Dollar General Corp., 3.25%, 4/15/2023	233,000	$239,087

Total Consumer Discretionary		2,665,803

Consumer Staples - 0.2%
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	280,000	442,459
PepsiCo, Inc., 3.10%, 7/17/2022	210,000	217,104

		659,563

Food & Staples Retailing - 0.1%
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	132,000	128,040
CVS Health Corp., 3.50%, 7/20/2022	311,000	320,576

		448,616

Total Consumer Staples		1,108,179

Energy - 0.7%
Energy Equipment & Services - 0.1%
McDermott International, Inc.[2], 8.00%, 5/1/2021	136,000	140,420
Trinidad Drilling Ltd. (Canada)[2], 6.625%, 2/15/2025	97,000	94,332

		234,752

Oil, Gas & Consumable Fuels - 0.6%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	389,000	404,415
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/2024	170,000	194,012
Cheniere Energy Partners LP2, 5.25%, 10/1/2025	86,000	88,580
Columbia Pipeline Group, Inc., 4.50%, 6/1/2025	217,000	232,571
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	102,000	102,000
Enbridge, Inc. (Canada), 3.70%, 7/15/2027	197,000	199,574
Enviva Partners LP - Enviva Partners Finance Corp., 8.50%, 11/1/2021	86,000	92,235
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	94,000	99,170
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	120,000	122,400
Hilcorp Energy I LP - Hilcorp Finance Co.[2], 5.75%, 10/1/2025	136,000	139,230
Jonah Energy LLC - Jonah Energy Finance Corp.[2] , 7.25%, 10/15/2025	86,000	86,000
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	389,000	408,145
PBF Holding Co. LLC - PBF Finance Corp.[2], 7.25%, 6/15/2025	74,000	76,497
Petroleos Mexicanos (Mexico), 6.875%, 8/4/2026	175,000	196,612
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	121,000	128,260
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	190,000	214,952
SemGroup Corp.[2], 6.375%, 3/15/2025	94,000	92,590
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	62,000	62,620
Southwestern Energy Co., 6.70%, 1/23/2025	74,000	75,665
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	124,000	128,185

		3,143,713

Total Energy		3,378,465

Financials - 1.1%
Banks - 0.5%
Banco Santander S.A. (Spain), 3.50%, 4/11/2022	400,000	409,866
Bank of America Corp., 4.00%, 1/22/2025	311,000	322,098
Barclays Bank plc (United Kingdom)[2], 10.179%, 6/12/2021	120,000	148,187
Citigroup, Inc., 3.875%, 3/26/2025	389,000	399,154
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	290,000	295,671
JPMorgan Chase & Co.[5], (3mo. LIBOR US + 0.935%), 2.776%, 4/25/2023	405,000	406,436
Lloyds Banking Group plc (United Kingdom), 4.582%, 12/10/2025	291,000	306,901
Popular, Inc., 7.00%, 7/1/2019	95,000	97,137
Royal Bank of Scotland Group plc (United Kingdom), 6.10%, 6/10/2023 .	27,000	30,066

		2,415,516

Capital Markets - 0.2%
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	233,000	243,093
Morgan Stanley[6], (3mo. LIBOR US + 1.220%), 2.617%, 5/8/2024	311,000	316,218
Morgan Stanley, 5.00%, 11/24/2025	311,000	339,243

		898,554

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019	38,000	38,464
Navient Corp., 6.125%, 3/25/2024	62,000	63,628

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT [4]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance (continued)
SLM Corp., 5.125%, 4/5/2022	78,000	$80,828

		182,920

Diversified Financial Services - 0.1%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Netherlands), 4.50%, 5/15/2021	301,000	319,660
E*TRADE Financial Corp., 2.95%, 8/24/2022	220,000	220,105
LPL Holdings, Inc.[2], 5.75%, 9/15/2025	66,000	68,640

		608,405

Insurance - 0.2%
American International Group, Inc., 4.125%, 2/15/2024	311,000	330,792
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	500,000	539,834
Prudential Financial, Inc.[5], (3mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	200,000	221,000

		1,091,626

Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021	164,000	169,330

Total Financials		5,366,351

Health Care - 0.1%
Biotechnology - 0.1%
AMAG Pharmaceuticals, Inc.[2], 7.875%, 9/1/2023	66,000	67,155
Express Scripts Holding Co., 3.50%, 6/15/2024	297,000	300,516

		367,671

Health Care Equipment & Supplies - 0.0%##
Hill-Rom Holdings, Inc.[2], 5.00%, 2/15/2025	66,000	67,485

Health Care Providers & Services - 0.0%##
DaVita, Inc., 5.00%, 5/1/2025	94,000	92,590
Fresenius Medical Care US Finance II, Inc. (Germany)[2], 6.50%, 9/15/2018	38,000	39,469
HCA Healthcare, Inc., 6.25%, 2/15/2021	27,000	29,059
HCA, Inc., 3.75%, 3/15/2019	27,000	27,405
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[2], 6.625%, 5/15/2022	35,000	35,044
Tenet Healthcare Corp., 6.75%, 2/1/2020	27,000	27,472

		251,039

Total Health Care		686,195

Industrials - 0.2%
Aerospace & Defense - 0.0%##
Arconic, Inc., 5.87%, 2/23/2022	85,000	92,862

Air Freight & Logistics - 0.0%##
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023	51,000	51,064

Airlines - 0.1%
Allegiant Travel Co., 5.50%, 7/15/2019	62,000	64,015
American Airlines Group, Inc.[2], 5.50%, 10/1/2019	66,000	68,640

		132,655

Building Products - 0.0%##
Airxcel, Inc.[2], 8.50%, 2/15/2022	102,000	108,120

Construction & Engineering - 0.0%##
Tutor Perini Corp.[2], 6.875%, 5/1/2025	97,000	104,639

Industrial Conglomerates - 0.1%
General Electric Co.[6], (3 mo. LIBOR US + 0.380%), 1.771%, 5/5/2026	447,000	432,958

Machinery - 0.0%##
Xerium Technologies, Inc., 9.50%, 8/15/2021	74,000	76,013

Trading Companies & Distributors - 0.0%##
International Lease Finance Corp., 6.25%, 5/15/2019	70,000	74,229

Total Industrials		1,072,540

Information Technology - 0.2%
Internet Software & Services - 0.1%
Activision Blizzard, Inc., 3.40%, 6/15/2027	405,000	405,752

IT Services - 0.1%
Visa, Inc., 2.80%, 12/14/2022	311,000	316,851

Semiconductors & Semiconductor Equipment - 0.0%##
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	97,000	93,120

Total Information Technology		815,723

Materials - 0.4%
Chemicals - 0.1%
Kissner Holdings LP - Kissner Milling Co. Ltd. - BSC Holding, Inc. - Kissner USA (Canada)[2], 8.375%, 12/1/2022	86,000	86,860
NOVA Chemicals Corp. (Canada)[2], 4.875%, 6/1/2024	74,000	75,387

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT 4 / SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Chemicals (continued)
Solvay Finance America LLC (Belgium)[2], 3.40%, 12/3/2020	210,000	$215,944

		378,191

Metals & Mining - 0.3%
Anglo American Capital plc (United Kingdom)[2], 4.00%, 9/11/2027	275,000	275,275
Corp Nacional del Cobre de Chile (Chile)[2], 3.625%, 8/1/2027	275,000	276,620
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	190,000	196,175
Petra Diamonds US Treasury plc (South Africa)[2], 7.25%, 5/1/2022	200,000	198,600
Southern Copper Corp. (Peru), 3.875%, 4/23/2025	217,000	225,213
Techniplas LLC[2], 10.00%, 5/1/2020	97,000	77,600

		1,249,483

Paper & Forest Products - 0.0%##
Domtar Corp., 4.40%, 4/1/2022	170,000	178,799

Total Materials		1,806,473

Real Estate - 0.1%
Equity Real Estate Investment Trusts (REITS) - 0.1%
American Tower Corp., 3.30%, 2/15/2021	389,000	399,126
iStar, Inc., 5.25%, 9/15/2022	70,000	71,750

Total Real Estate		470,876

Telecommunication Services - 0.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc., 3.90%, 8/14/2027	389,000	387,444
CenturyLink, Inc., 7.50%, 4/1/2024	66,000	70,125
Frontier Communications Corp., 11.00%, 9/15/2025	106,000	89,967
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	136,000	139,071
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	153,000	156,091
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	27,000	28,654
Sprint Communications, Inc., 7.00%, 8/15/2020	27,000	29,084
Verizon Communications, Inc., 4.125%, 3/16/2027	371,000	387,151

Total Telecommunication Services		1,287,587

Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
American Water Capital Corp., 2.95%, 9/1/2027	440,000	437,971
Atlantica Yield plc (Spain)[2], 7.00%, 11/15/2019.	215,000	230,050

Total Utilities		668,021

TOTAL CORPORATE BONDS (Identified Cost $19,123,344)		19,326,213

MUTUAL FUNDS - 0.1%

Global X MSCI Greece ETF	15,170	140,626
iShares MSCI Eurozone ETF	9,250	405,427

TOTAL MUTUAL FUNDS (Identified Cost $504,322)		546,053

U.S. TREASURY SECURITIES - 5.1%

U.S. Treasury Bonds - 1.7%
U.S. Treasury Bond, 6.25%, 5/15/2030	1,973,000	2,787,556
U.S. Treasury Bond, 4.75%, 2/15/2037	3,196,000	4,226,460
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	1,393,839	1,348,691

Total U.S. Treasury Bonds (Identified Cost $8,550,250)		8,362,707

U.S. Treasury Notes - 3.4%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	1,332,542	1,337,219
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	1,352,137	1,346,399
U.S. Treasury Note, 1.25%, 7/31/2023	9,967,000	9,500,965
U.S. Treasury Note, 2.375%, 5/15/2027	4,828,000	4,830,263

Total U.S. Treasury Notes (Identified Cost $17,126,708)		17,014,846

TOTAL U.S. TREASURY SECURITIES (Identified Cost $25,676,958)		25,377,553

SHORT-TERM INVESTMENT - 2.9%

Dreyfus Government Cash Management[7], 0.93%, (Identified Cost $14,460,543)	14,460,543	14,460,543

TOTAL INVESTMENTS - 99.6% (Identified Cost $431,559,451)		492,151,728
OTHER ASSETS, LESS LIABILITIES - 0.4%		1,739,160

NET ASSETS - 100%		$493,890,888

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2017

ADR - American Depositary Receipt

ETF - Exchange-traded fund

*Non-income producing security.

##Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $5,412,244 or 1.1%, of the Series’ net assets as of October 31, 2017.

3Security has been valued at fair value as determined in good faith by the Advisor and is classified as Level 3 in the fair value hierarchy.

4Amount is stated in USD unless otherwise noted.

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2017.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2017.

7Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2017

ASSETS:

Investments, at value (identified cost $431,559,451) (Note 2)	$492,151,728
Receivable for securities sold	8,354,165
Foreign tax reclaims receivable	612,091
Interest receivable	417,375
Dividends receivable	148,465
Receivable for fund shares sold	94,473
Prepaid expenses	6,171

TOTAL ASSETS	501,784,468

LIABILITIES:

Accrued management fees (Note 3)	355,002
Accrued shareholder services fees (Class S) (Note 3)	65,566
Accrued distribution and service (Rule 12b-1) fees (Class R) (Class R2)(Note 3)	54,947
Accrued fund accounting and administration fees (Note 3)	46,899
Accrued Chief Compliance Officer service fees (Note 3)	306
Payable for securities purchased	5,954,236
Payable for fund shares repurchased	1,263,756
Other payables and accrued expenses	152,868

TOTAL LIABILITIES	7,893,580

TOTAL NET ASSETS	$493,890,888

NET ASSETS CONSIST OF:

Capital stock	$298,021
Additional paid-in-capital	388,742,554
Undistributed net investment income	668,961
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	43,609,020
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	60,572,332

TOTAL NET ASSETS	$493,890,888

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2017

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($306,055,383/ 14,098,053 shares)	$21.71

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($114,391,236/ 9,863,887 shares)	$11.60

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($17,403,916/ 1,218,455 shares)	$14.28

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R2 ($56,040,353/ 4,621,673 shares)	$12.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2017

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $346,428)	$8,737,435
Interest	1,794,083

Total Investment Income	10,531,518

EXPENSES:

Management fees (Note 3)	5,083,894
Shareholder services fees (Class S) (Note 3)	816,595
Distribution and service (Rule 12b-1) fees (Class R2) (Note 3)	540,880
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	100,955
Transfer agent fees (Note 3)	187,717
Fund accounting and administration fees (Note 3)	133,604
Directors’ fees (Note 3)	45,830
Chief Compliance Officer service fees (Note 3)	3,991
Custodian fees	76,205
Miscellaneous	197,312

Total Expenses	7,186,983

NET INVESTMENT INCOME	3,344,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	69,852,809
In-kind redemptions (Note 2)	19,818,286
Foreign currency and translation of other assets and liabilities	(26,178)

89,644,917

Net change in unrealized appreciation (depreciation) on-
Investments	23,269,603
Foreign currency and translation of other assets and liabilities	18,555

23,288,158

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	112,933,075

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$116,277,610

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,344,535	$1,631,301
Net realized gain (loss) on investments and foreign currency	69,826,631	18,712,844
Net realized gain (loss) from In-kind redemption transactions	19,818,286	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	23,288,158	3,782,579

Net increase from operations	116,277,610	24,126,724

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(600,809)	(504,835)
From net investment income (Class I)	(2,056,295)	(2,578,578)
From net investment income (Class R)	(53,919)	(2,397)
From net investment income (Class R2)	(55,249)	—
From net realized gain on investments (Class S)	(6,955,479)	(4,922,030)
From net realized gain on investments (Class I)	(10,738,795)	(7,283,833)
From net realized gain on investments (Class R)	(651,177)	(432,975)
From net realized gain on investments (Class R2)	(1,850,870)	(1,010,562)

Total distributions to shareholders	(22,962,593)	(16,735,210)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(345,403,390)	(244,745,906)

Net decrease in net assets	(252,088,373)	(237,354,392)

NET ASSETS:

Beginning of year	745,979,261	983,333,653

End of year (including undistributed net investment income of $668,961 and distributions in excess of net investment income of $1,884, respectively)	$493,890,888	$745,979,261

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.71	$18.30	$20.86	$21.01	$17.00

Income (loss) from investment operations:
Net investment income[1]	0.09	0.03	0.09	0.09	0.08
Net realized and unrealized gain (loss) on investments	3.32	0.59	(0.54)	1.60	4.29

Total from investment operations	3.41	0.62	(0.45)	1.69	4.37

Less distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.05)	(0.04)	(0.04)
From net realized gain on investments	(0.37)	(0.19)	(2.06)	(1.80)	(0.32)

Total distributions to shareholders	(0.41)	(0.21)	(2.11)	(1.84)	(0.36)

Net asset value - End of year	$21.71	$18.71	$18.30	$20.86	$21.01

Net assets - End of year (000’s omitted)	$306,055	$367,227	$503,378	$597,578	$530,510

Total return[2]	18.60%	3.45%	(2.03%)	8.80%	26.13%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.10%	1.08%	1.08%	1.07%	1.07%
Net investment income	0.45%	0.15%	0.45%	0.45%	0.43%
Series portfolio turnover	85%	49%	59%	74%	67%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.19	$10.09	$12.51	$13.35	$10.95

Income (loss) from investment operations:
Net investment income[1]	0.08	0.04	0.08	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.78	0.32	(0.33)	0.96	2.72

Total from investment operations	1.86	0.36	(0.25)	1.05	2.80

Less distributions to shareholders:
From net investment income	(0.08)	(0.07)	(0.11)	(0.09)	(0.08)
From net realized gain on investments	(0.37)	(0.19)	(2.06)	(1.80)	(0.32)

Total distributions to shareholders	(0.45)	(0.26)	(2.17)	(1.89)	(0.40)

Net asset value - End of year	$11.60	$10.19	$10.09	$12.51	$13.35

Net assets - End of year (000’s omitted)	$114,391	$301,846	$390,931	$504,866	$418,785

Total return[2]	18.97%	3.69%	(1.82%)	9.10%	26.35%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.85%	0.83%	0.83%	0.82%	0.82%
Net investment income	0.72%	0.40%	0.71%	0.70%	0.66%
Series portfolio turnover	85%	49%	59%	74%	67%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.48	$12.28	$14.73	$15.39	$12.56

Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	(0.01)	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	2.17	0.40	(0.38)	1.13	3.15

Total from investment operations	2.20	0.39	(0.35)	1.16	3.17

Less distributions to shareholders:
From net investment income	(0.03)	(0.00)[2]	(0.04)	(0.02)	(0.02)
From net realized gain on investments	(0.37)	(0.19)	(2.06)	(1.80)	(0.32)

Total distributions to shareholders	(0.40)	(0.19)	(2.10)	(1.82)	(0.34)

Net asset value - End of year	$14.28	$12.48	$12.28	$14.73	$15.39

Net assets - End of year (000’s omitted)	$17,404	$22,153	$31,517	$38,166	$33,162

Total return[3]	18.21%	3.26%	(2.28%)	8.53%	25.81%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.35%	1.33%	1.33%	1.32%	1.32%
Net investment income (loss)	0.22%	(0.10%)	0.20%	0.20%	0.14%
Series portfolio turnover	85%	49%	59%	74%	67%

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R2*

	FOR THE YEAR ENDED
	10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.68	$10.60	$13.03	$13.86	$11.38

Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.06)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.86	0.33	(0.34)	1.01	2.84

Total from investment operations	1.83	0.27	(0.37)	0.97	2.80

Less distributions to shareholders:
From net investment income	(0.01)	—	(0.00)[2]	(0.00)[2]	—
From net realized gain on investments	(0.37)	(0.19)	(2.06)	(1.80)	(0.32)

Total distributions to shareholders	(0.38)	(0.19)	(2.06)	(1.80)	(0.32)

Net asset value - End of year	$12.13	$10.68	$10.60	$13.03	$13.86

Net assets - End of year (000’s omitted)	$56,040	$54,753	$57,507	$55,781	$36,989

Total return[3]	17.78%	2.62%	(2.76%)	8.06%	25.17%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.85%	1.83%	1.83%	1.82%	1.82%
Net investment loss	(0.31%)	(0.61%)	(0.30%)	(0.30%)	(0.35%)
Series portfolio turnover	85%	49%	59%	74%	67%

*Effective March 1, 2017, Class C shares of the Series have been redesignated as Class R2 shares.

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue four classes of shares (Class S, I, R and R2). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. Effective March 1, 2017, Class C shares of each Series have been redesignated as Class R2 shares. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2017, 10.6 billion shares have been designated in total among 39 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 52.5 million have been designated in each of the Series as Class R common stock, and 25 million have been designated in each of the Series as Class R2 common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instruments’ level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$23,129,125	$23,129,125	$—	$—
Consumer Staples	25,819,640	16,072,957	9,746,683	—
Energy	16,815,437	16,437,923	377,514	—
Financials	18,374,960	18,374,960	—	—
Health Care	63,512,830	61,844,329	1,668,501	—
Industrials	32,678,193	32,678,193	—	—
Information Technology	69,326,901	66,031,076	3,295,825	—	*

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Materials	$17,803,908	$17,017,184	$786,724	$—
Real Estate	27,549,465	27,059,170	490,295	—
Telecommunication Services	4,584,607	4,584,607	—	—
Utilities	1,219,083	1,219,083	—	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	313,145,202	—	313,145,202	—
Corporate debt:
Consumer Discretionary	26,218,291	—	26,218,291	—
Consumer Staples	12,079,049	—	12,079,049	—
Energy	29,393,874	—	29,393,874	—
Financials	67,725,136	—	67,725,136	—
Health Care	5,770,735	—	5,770,735	—
Industrials	6,468,098	—	6,468,098	—
Information Technology	13,861,336	—	13,861,336	—
Materials	19,241,589	—	19,241,589	—
Real Estate	6,039,879	—	6,039,879	—
Telecommunication Services	11,381,940	—	11,381,940	—
Utilities	5,967,815	—	5,967,815	—
Asset-backed securities	28,915,223	—	28,915,223	—
Commercial mortgage-backed securities	79,101,998	—	79,101,998	—
Foreign government bonds	24,019,752	—	24,019,752	—
Mutual funds	12,454,791	12,454,791	—	—

Total assets	962,598,857	296,903,398	665,695,459	—

Liabilities:
Other financial instruments**:
Equity contracts	(73,138)	(47,536)	(25,602)	—

Total liabilities	(73,138)	(47,536)	(25,602)	—

Total	$962,525,719	$296,855,862	$665,669,857	$—

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$21,391,092	$20,254,414	$1,136,678	$—
Consumer Staples	21,427,363	9,505,589	11,921,774	—
Energy	10,932,187	10,748,405	183,782	—
Financials	6,684,194	3,224,363	3,459,831	—
Health Care	60,222,233	59,089,537	1,132,696	—
Industrials	26,305,613	20,442,815	5,862,798	—
Information Technology	72,590,535	65,750,124	6,840,411	—	*
Materials	16,189,379	14,203,668	1,985,711	—
Real Estate	16,323,594	15,745,271	578,323	—
Telecommunication Services	4,257,138	4,054,947	202,191	—
Utilities	570,472	235,370	335,102	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	213,042,266	—	213,042,266	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Corporate debt:
Consumer Discretionary	$17,431,475	$—	$17,431,475	$—
Consumer Staples	6,846,666	—	6,846,666	—
Energy	18,349,399	—	18,349,399	—
Financials	42,151,279	—	42,151,279	—
Health Care	3,587,191	—	3,587,191	—
Industrials	4,885,117	—	4,885,117	—
Information Technology	6,959,942	—	6,959,942	—
Materials	12,177,241	—	12,177,241	—
Real Estate	3,887,560	—	3,887,560	—
Telecommunication Services	7,072,410	—	7,072,410	—
Utilities	3,785,805	—	3,785,805	—
Asset-backed securities	23,569,639	—	23,569,639	—
Commercial mortgage-backed securities	48,470,061	—	48,470,061	—
Foreign government bonds	17,386,102	—	17,386,102	—
Mutual funds	18,023,705	18,023,705	—	—

Total assets	704,519,658	241,278,208	463,241,450	—

Liabilities:
Other financial instruments**:
Equity contracts	(89,122)	(57,314)	(31,808)	—

Total liabilities	(89,122)	(57,314)	(31,808)	—

Total	$704,430,536	$241,220,894	$463,209,642	$—

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$27,291,048	$25,799,228	$1,491,820	$—
Consumer Staples	27,989,635	12,326,428	15,663,207	—
Energy	13,684,423	13,443,098	241,325	—
Financials	8,657,767	4,155,672	4,502,095	—
Health Care	79,160,817	77,687,894	1,472,923	—
Industrials	35,247,845	27,202,038	8,045,807	—
Information Technology	95,179,934	86,305,833	8,874,101	—	*
Materials	21,074,619	18,375,364	2,699,255	—
Real Estate	19,145,104	18,446,327	698,777	—
Telecommunication Services	5,464,977	5,215,358	249,619	—
Utilities	746,716	308,966	437,750	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	180,104,245	—	180,104,245	—
Corporate debt:
Consumer Discretionary	13,103,445	—	13,103,445	—
Consumer Staples	5,337,795	—	5,337,795	—
Energy	14,461,433	—	14,461,433	—
Financials	30,881,871	—	30,881,871	—
Health Care	3,138,527	—	3,138,527	—
Industrials	1,767,804	—	1,767,804	—
Information Technology	6,283,008	—	6,283,008	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Materials	$9,413,943	$—	$9,413,943	$—
Real Estate	2,895,042	—	2,895,042	—
Telecommunication Services	5,884,543	—	5,884,543	—
Utilities	2,820,857	—	2,820,857	—
Asset-backed securities	18,984,026	—	18,984,026	—
Commercial mortgage-backed securities	35,836,948	—	35,836,948	—
Foreign government bonds	12,545,900	—	12,545,900	—
Mutual funds	15,745,448	15,745,448	—	—

Total assets	692,847,720	305,011,654	387,836,066	—

Liabilities:
Other financial instruments**
Equity contracts	(118,118)	(75,190)	(42,928)	—

Total liabilities	(118,118)	(75,190)	(42,928)	—

Total	$692,729,602	$304,936,464	$387,793,138	$—

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$44,372,733	$43,362,841	$1,009,892	$—
Consumer Staples	51,020,276	25,598,412	25,421,864	—
Energy	11,881,219	11,725,324	155,895	—
Financials	24,768,663	16,594,523	8,174,140	—
Health Care	95,354,340	87,306,959	8,047,381	—
Industrials	40,976,376	30,905,532	10,070,844	—
Information Technology	100,852,093	93,813,506	7,038,587	—	*
Materials	33,262,704	24,576,504	8,686,200	—
Real Estate	22,565,000	22,192,858	372,142	—
Telecommunication Services	6,904,790	6,713,832	190,958	—
Utilities	483,172	199,420	283,752	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	25,377,553	—	25,377,553	—
Corporate debt:
Consumer Discretionary	2,665,803	—	2,665,803	—
Consumer Staples	1,108,179	—	1,108,179	—
Energy	3,378,465	—	3,378,465	—
Financials	5,366,351	—	5,366,351	—
Health Care	686,195	—	686,195	—
Industrials	1,072,540	—	1,072,540	—
Information Technology	815,723	—	815,723	—
Materials	1,806,473	—	1,806,473	—
Real Estate	470,876	—	470,876	—
Telecommunication Services	1,287,587	—	1,287,587	—
Utilities	668,021	—	668,021	—
Mutual funds	15,006,596	15,006,596	—	—

Total assets	$492,151,728	$377,996,307	$114,155,421	$—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Please see the Investment Portfolio for each of the Series for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2016.

*China literature ltd. - right is a Level 3 security as of October 31, 2017. However, there is no value for this security reported in the financial statements.

**Other financial instruments are exchange traded options (Level 1 and Level 2).

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between levels during the year ended October 31, 2017.

In-Kind Redemptions

Each Series transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. During the year ended October 31, 2017, Pro-Blend® Conservative Term Series realized $3,897,625 of net gains on $83,007,579 of in-kind redemptions, Pro-Blend® Moderate Term Series realized $7,226,146 of net gains on $101,076,202 of in-kind redemptions, Pro-Blend® Extended Term Series realized $17,004,207 of net gain on $179,938,066 of in-kind redemptions and Pro-Blend® Maximum Term Series realized $19,818,286 of net gain on $129,806,330 of in-kind redemptions. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. Net gains and losses resulting from such in-kind redemptions are shown in the Statement of Operations.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When a Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When a Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When a Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

Each Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by a Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended October 31, 2017 is Pershing LLC, a BNY Mellon Company.

Futures

Each Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Advisor to the Series may be attempting to sell some or all the Series’ holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Futures (continued)

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions). At October 31, 2017, the Series did not hold any futures contracts.

The following table presents the present value of derivatives held at October 31, 2017 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

PRO-BLEND® CONSERVATIVE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(73,138)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$1,099,812
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$5,181

PRO-BLEND® MODERATE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(89,122)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$1,487,584
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$3,558

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

PRO-BLEND® EXTENDED TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(118,118)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$2,177,143
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$2,127

The average month-end balances for the year ended October 31, 2017, the period in which such derivatives were outstanding, were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES
Options:
Average number of option contracts written	1,176	1,570	2,265
Average notional value of option contracts written	$9,141,986	$12,260,726	$17,786,343

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2017.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2017, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2014 through October 31, 2017. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2018, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder services fees and distribution and service fees (12b-1), at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series	0.70%
Pro-Blend® Moderate Term Series	0.85%
Pro-Blend® Extended Term Series	0.85%
Pro-Blend® Maximum Term Series	0.85%

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

During the year ended October 31, 2017, a trade processing error was discovered for which it was determined that the Advisor would reimburse the Series. The Advisor contributed $28,933 to Pro-Blend® Conservative Term Series, $24,934 to Pro-Blend® Extended Term Series, $28,933 to Pro-Blend® Moderate Term Series, and $9,644 to Pro-Blend® Maximum Term Series. The impact of the Advisor’s contribution on each Series’ total return was immaterial. As of October 31, 2017, the respective amounts are included in the capital shares transactions on the Statement of Changes in Net Assets.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class R2 and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 1.00% of average daily net assets attributable to Class R2 shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and services fees on the Class S or Class I shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund continues to pay the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2017, purchases and sales of securities, other than short-term securities, were as follows:

SERIES	PURCHASES OTHER		SALES OTHER
	ISSUERS	GOVERNMENT	ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$351,067,292	$270,954,777	$497,762,542	$271,032,690
Pro-Blend® Moderate Term Series	323,238,345	261,448,651	559,331,247	257,247,165
Pro-Blend® Extended Term Series	400,698,105	331,744,194	718,960,699	288,156,824
Pro-Blend® Maximum Term Series	392,471,754	173,652,165	629,327,081	179,695,026

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class R and Class R2 shares:

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,432,882	$126,733,906	8,137,879	$105,720,605
Reinvested	690,857	9,178,179	911,739	11,734,285
Repurchased	(19,846,186)	(267,809,092)	(24,175,034)	(314,759,139)

Total	(9,722,447)	$(131,897,007)	(15,125,416)	$(197,304,249)

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,379,550	$88,182,073	7,100,011	$71,403,391
Reinvested	409,762	4,197,197	439,714	4,382,195
Repurchased	(17,312,832)	(184,806,157)	(11,174,099)	(112,468,497)

Total	(8,523,520)	$(92,426,887)	(3,634,374)	$(36,682,911)

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	327,790	$3,312,044	463,382	$4,508,100
Reinvested	25,987	255,488	75,394	718,758
Repurchased	(962,879)	(9,662,205)	(4,257,298)	(40,644,504)

Total	(609,102)	$(6,094,673)	(3,718,522)	$(35,417,646)

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS R2:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,461,640	$14,777,472	2,177,798	$21,116,472
Reinvested	135,249	1,328,023	161,781	1,548,910
Repurchased	(3,596,927)	(36,136,109)	(3,550,180)	(34,497,672)

Total	(2,000,038)	$(20,030,614)	(1,210,601)	$(11,832,290)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,606,565	$48,643,819	11,782,569	$148,005,042
Reinvested	850,374	11,009,876	504,854	6,470,329
Repurchased	(12,633,045)	(170,384,253)	(25,984,722)	(331,641,148)

Total	(8,176,106)	$(110,730,558)	(13,697,299)	$(177,165,777)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,503,985	$87,481,428	12,184,271	$120,189,097
Reinvested	572,660	5,623,868	1,031,526	10,090,970
Repurchased	(25,268,653)	(265,560,412)	(57,444,748)	(570,637,608)

Total	(16,192,008)	$(172,455,116)	(44,228,951)	$(440,357,541)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	344,032	$3,699,735	591,654	$6,162,155
Reinvested	70,612	727,384	39,632	406,221
Repurchased	(1,162,387)	(12,606,863)	(1,659,349)	(17,374,159)

Total	(747,743)	$(8,179,744)	(1,028,063)	$(10,805,783)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS R2:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,039,576	$10,760,838	1,552,417	$15,565,660
Reinvested	283,529	2,803,766	96,547	953,121
Repurchased	(3,046,835)	(31,535,623)	(3,731,569)	(37,443,441)

Total	(1,723,730)	$(17,971,019)	(2,082,605)	$(20,924,660)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,255,438	$38,747,349	3,508,597	$56,162,543
Reinvested	412,975	6,726,540	813,262	12,791,402
Repurchased	(10,683,421)	(181,791,515)	(18,119,243)	(288,294,721)

Total	(8,015,008)	$(136,317,626)	(13,797,384)	$(219,340,776)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	12,201,332	$118,655,981	15,549,258	$139,601,163
Reinvested	558,278	5,174,249	1,212,119	10,957,758
Repurchased	(39,058,958)	(392,590,574)	(33,161,451)	(306,200,411)

Total	(26,299,348)	$(268,760,344)	(16,400,074)	$(155,641,490)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	294,649	$3,282,693	479,395	$5,008,522
Reinvested	45,566	483,306	99,071	1,022,269
Repurchased	(1,310,115)	(14,697,871)	(2,025,605)	(21,565,560)

Total	(969,900)	$(10,931,872)	(1,447,139)	$(15,534,769)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS R2:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,175,907	$12,218,413	1,781,008	$17,596,311
Reinvested	255,457	2,523,716	423,056	4,097,847
Repurchased	(4,032,929)	(41,950,558)	(4,078,435)	(40,452,206)

Total	(2,601,565)	$(27,208,429)	(1,874,371)	$(18,758,048)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,435,686	$28,284,671	1,928,894	$34,381,606
Reinvested	404,158	7,421,754	304,037	5,358,978
Repurchased	(7,367,075)	(144,168,928)	(10,119,249)	(181,878,418)

Total	(5,527,231)	$(108,462,503)	(7,886,318)	$(142,137,834)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,931,943	$83,927,061	8,025,547	$78,995,481
Reinvested	626,789	6,190,476	559,592	5,385,479
Repurchased	(28,303,596)	(314,016,017)	(17,718,494)	(173,868,245)

Total	(19,744,864)	$(223,898,480)	(9,133,355)	$(89,487,285)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	334,618	$4,472,264	398,944	$4,781,313
Reinvested	58,144	704,274	37,016	435,094
Repurchased	(950,033)	(12,610,442)	(1,226,472)	(15,023,263)

Total	(557,271)	$(7,433,904)	(790,512)	$(9,806,856)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
TERM SERIES CLASS R2:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	664,356	$7,380,136	848,247	$8,735,126
Reinvested	185,278	1,900,023	99,480	1,005,922
Repurchased	(1,352,932)	(14,888,662)	(1,250,355)	(13,054,979)

Total	(503,298)	$(5,608,503)	(302,628)	$(3,313,931)

At October 31, 2017, one shareholder owned 16.4% of Pro-Blend® Moderate Term Series. Investment activities of these shareholders may have a material effect on the respective Series.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At October 31, 2017, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series invested in options contracts (equity risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand

Notes to Financial Statements (continued)

6.	Financial Instruments and Loan Assignments (continued)

for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2017, the Series did not hold any loan assignments.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs), real estate investment trusts and In-Kind Distributions for Shareholder Redemptions. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended October 31, 2017, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $11,134,164, $20,225,707 and $40,967,514, decrease Undistributed Net Investment Income by $1,574,471, $1,428,255 and $1,624,647, and decrease Accumulated Net Realized Gain on Investments by $9,559,693, $18,797,452 and $39,342,867 for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, and Pro-Blend® Extended Term Series, respectively. For the fiscal year ended October 31, 2017, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $42,361,194, increase Undistributed Net Investment Income by $92,582, and decrease Accumulated Net Realized Gain on Investments by $42,453,776 for Pro-Blend® Maximum Term Series. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
Ordinary income	$14,878,681	$20,987,785	$10,444,582	$15,051,676
Long-term capital gains	2,226,779	—	13,857,262	5,306,383

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
Ordinary income	$11,918,950	$11,654,299	$6,939,426	$3,085,810
Long-term capital gains	9,253,591	26,083,286	16,023,167	13,649,400

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At October 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$914,288,578	$664,206,514	$639,225,758	$432,408,872
Unrealized appreciation	62,211,625	52,158,176	65,698,297	72,149,736
Unrealized depreciation	(13,974,484)	(11,934,154)	(12,194,453)	(12,406,880)

Net unrealized appreciation	$48,237,141	$40,224,022	$53,503,844	$59,742,856

Undistributed ordinary income	$13,970,841	$15,023,866	$18,438,009	$13,713,321
Undistributed long-term gains	$22,872,545	$25,888,118	$31,991,567	$31,414,081

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (four of the series constituting Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2017

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$5,558,972
Pro-Blend® Moderate Term Series	4,946,893
Pro-Blend® Extended Term Series	7,829,682
Pro-Blend® Maximum Term Series	7,840,085

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	23.93%
Pro-Blend® Moderate Term Series	18.55%
Pro-Blend® Extended Term Series	21.49%
Pro-Blend® Maximum Term Series	36.45%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2017 as follows:

Series
Pro-Blend® Conservative Term Series	$28,781,772
Pro-Blend® Moderate Term Series	35,868,812
Pro-Blend® Extended Term Series	49,777,053
Pro-Blend® Maximum Term Series	49,565,223

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc.
Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-present); ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014); HLTH (WebMD) (information) (2000-2010); Cheyne Capital International (investment) (2000-present); GMP Companies (investment) (2000-2011); Cytos Biotechnology Ltd (biotechnology) (2012-2014); Cerus (biomedical) (2016-present); PureEarth (non-profit) (2012-present)

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) (2007-present); Amherst Early Music, Inc. (non-profit) (2009-present); Gotham Early Music Scene, Inc. (non-profit) (2009-present); Partnership for New York City, Inc. (non-profit) (1989-2010); New York Collegium (non-profit) (2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) (1972-present); Culinary Institute of America (non-profit college) (1985-present); George Eastman House (museum) (1988-present); National Restaurant Association (restaurant trade organization) (1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) (2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 - 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.
Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC and affiliates since 2009
Holds one or more of the following titles for various affiliates: Director
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.
Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the

Fund’s By-Laws.

{This page intentionally left blank}

{This page intentionally left blank}

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/17-AR

Quality Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Just one year ago, many investors were anticipating a widespread sell-off in domestic equity markets after Donald Trump won the election for the U.S. presidency. Not only did a sell-off fail to materialize, but equities actually moved sharply higher and remained on an upward trajectory throughout the year. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended October 31, 2017, domestic equities were up 23.63%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 23.64%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 0.90%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets has been driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while it is not our view that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Quality Equity Series

Fund Commentary

(unaudited)

Investment Objective

Through a combination of quantitative and fundamental analysis, the Series seeks to maximize long-term growth. The Series uses a disciplined screening process to identify companies with characteristics that are consistent with stable businesses and then conducts fundamental analysis of the identified companies. The Series primarily invests in stocks of large- and mid-size companies with strong competitive positions, high free cash flow yields, and consistent financial characteristics in order to build a concentrated portfolio of high quality stocks.

Performance Commentary

Broad developed equity markets, as represented by the MSCI World Index (MSCI World) posted meaningfully positive returns for the year ending October 31, 2017, returning 22.77%. Those returns were spread rather evenly throughout the year, as the MSCI World generated positive returns in each month from November 2016 through October 2017. While both developed and emerging markets generated strong absolute returns, emerging markets slightly outperformed, with the MSCI EM Index posting a 26.45% return for the year.

The Quality Equity Series Class I shares returned 12.70% and the Class S shares returned 12.31% during the year, generating positive returns but underperforming the Series’ MSCI World benchmark on a relative basis.

The Series’ underperformance relative to the MSCI World during the year was driven primarily by individual security selection and sector positioning, while country positioning was a positive contributor to relative returns. While not owning any Energy, Real Estate, or Utilities stocks was a positive driver, the Series’ overweight allocation to Consumer Staples and underweight to Financials relative to the benchmark were meaningful detractors. Likewise, stock selection within the Health Care, Industrials, and Consumer Discretionary sectors generally detracted from performance on a relative basis. From a country perspective, an underweight to Japan and an overweight to France relative to the benchmark contributed positively, while overweight allocations to Ireland and Switzerland detracted.

The Series’ focus continues to be on owning stable, cash-flow-generating companies that can maintain that stability through various market environments. This approach lends itself to investing in companies that the management team believes can deliver stable growth and profitability over the long term. The resulting portfolio currently reflects significant allocations to consumer-oriented areas of the market such as the Consumer Discretionary, Consumer Staples, and Health Care sectors (approximately 64% of the portfolio in total), and underweight allocations to more cyclically-driven sectors like Financials, Energy, and Materials (approximately 4% of the portfolio, compared to approximately 29% of the benchmark).

As we begin the new fiscal year, earnings growth across major regions, accelerating business activity, and an improving economic backdrop are supportive of global equity prices. However, as markets continue to advance, we believe it is important to express our view that investors should exercise caution and selectivity due to rising risks associated with elevated complacency, valuations across most markets that remain at or somewhat above fair value, and the inflection in global monetary policy to less accommodative conditions. We believe these risk factors reinforce the need for an active, fundamentals-based investment approach, as it will be critical to manage them going forward.

Please see the next page for additional performance information as of October 31, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, mid-cap risk, and the risk that the investment approach may not be

2

Quality Equity Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

successful. Funds that invest in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

The MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index designed to measure large and mid-cap representation across 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Quality Equity Series

Performance Update as of October 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Quality Equity Series - Class S3	12.31%	4.49%
Manning & Napier Fund, Inc. - Quality Equity Series - Class I3	12.70%	4.78%
MSCI World Index[4]	22.77%	7.80%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Quality Equity Series - Class S from its inception2 (June 1, 2015) to present (October 31, 2017) to the MSCI World Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and the Index are calculated from June 1, 2015, the Series’ inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year end October 31, 2017, this annualized net expense ratio was 0.95% for Class S and 0.70% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 7.33% for Class S and 7.08% for Class I for the year ended October 31, 2017.

4 The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and consists of 23 developed market country indices. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

4

Quality Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class in the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/17	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD* 5/1/17-10/31/17	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,035.10	$4.87	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000.00	$1,036.90	$3.59	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

5

Quality Equity Series

Portfolio Composition as of October 31, 2017

(unaudited)

6

Quality Equity Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.3%

Consumer Discretionary - 22.5%
Internet & Direct Marketing Retail - 1.6%
The Priceline Group, Inc.*	20	$38,239

Media - 1.9%
WPP plc (United Kingdom)[1]	2,525	44,640

Multiline Retail - 3.4%
Dollar General Corp.	975	78,819

Specialty Retail - 8.3%
AutoZone, Inc.*	105	61,897
Fast Retailing Co. Ltd. (Japan)[1]	75	25,093
O’Reilly Automotive, Inc.*	285	60,121
The TJX Cos, Inc.	640	44,672

		191,783

Textiles, Apparel & Luxury Goods - 7.3%
Kering (France)[1]	60	27,516
LVMH Moet Hennessy Louis Vuitton SE (France)[1]	135	40,266
NIKE, Inc. - Class B	895	49,216
VF Corp.	755	52,586

		169,584

Total Consumer Discretionary		523,065

Consumer Staples - 19.1%
Beverages - 8.7%
Diageo plc (United Kingdom)[1]	2,085	71,200
PepsiCo, Inc.	505	55,666
Pernod Ricard S.A. (France)[1]	510	76,471

		203,337

Food Products - 1.0%
Nestle S.A. (Switzerland)[1]	280	23,559

Household Products - 1.9%
Kimberly-Clark Corp.	385	43,316

Personal Products - 7.5%
Beiersdorf AG (Germany)[1]	440	49,496
Kao Corp. (Japan)[1]	900	54,392
L’Oreal S.A. (France)[1]	220	48,964
Unilever N.V. (United Kingdom)[1]	380	22,074

		174,926

Total Consumer Staples		445,138

Financials - 3.0%
Capital Markets - 3.0%
The Charles Schwab Corp.	1,550	69,502

The accompanying notes are an integral part of the financial statements.

7

Quality Equity Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care - 22.9%
Health Care Equipment & Supplies - 3.0%
Medtronic plc	855	$68,845

Health Care Providers & Services - 6.7%
AmerisourceBergen Corp.	580	44,631
Express Scripts Holding Co.*	1,130	69,257
McKesson Corp.	310	42,743

		156,631

Pharmaceuticals - 13.2%
Allergan plc	265	46,966
Johnson & Johnson	265	36,944
Merck & Co., Inc.	695	38,288
Novartis AG (Switzerland)[1]	835	68,870
Perrigo Co. plc	585	47,379
Roche Holding AG (Switzerland)[1]	300	69,339

		307,786

Total Health Care		533,262

Industrials - 9.8%
Machinery - 1.6%
Flowserve Corp.	850	37,460

Professional Services - 3.5%
Nielsen Holdings plc	2,205	81,739

Road & Rail - 2.4%
Central Japan Railway Co. (Japan)[1]	300	54,494

Trading Companies & Distributors - 2.3%
W.W. Grainger, Inc.	275	54,367

Total Industrials		228,060

Information Technology - 14.9%
Communications Equipment - 2.7%
Cisco Systems, Inc.	1,830	62,494

Internet Software & Services - 2.0%
VeriSign, Inc.*	445	47,846

IT Services - 4.8%
MasterCard, Inc. - Class A	385	57,277
Visa, Inc. - Class A	495	54,440

		111,717

The accompanying notes are an integral part of the financial statements.

8

Quality Equity Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software - 5.4%
Microsoft Corp.	460	$38,263
Oracle Corp.	1,215	61,844
SAP SE (Germany)[1]	220	25,138

		125,245

Total Information Technology		347,302

Materials - 1.0%
Chemicals - 1.0%
Givaudan S.A. (Switzerland)[1]	10	22,333

Telecommunication Services - 5.1%
Diversified Telecommunication Services - 2.0%
Singapore Telecommunications Ltd. (Singapore)[1]	16,880	46,453

Wireless Telecommunication Services - 3.1%
KDDI Corp. (Japan)[1]	1,300	34,636
NTT DOCOMO, Inc. (Japan)[1]	1,500	36,328

		70,964

Total Telecommunication Services		117,417

TOTAL COMMON STOCKS
(Identified Cost $2,096,531)		2,286,079

SHORT-TERM INVESTMENT - 2.5%

Dreyfus Government Cash Management[2], 0.93%
(Identified Cost $57,203)	57,203	57,203

TOTAL INVESTMENTS - 100.8%
(Identified Cost $2,153,734)		2,343,282
LIABILITIES, LESS OTHER ASSETS - (0.8%)		(17,692)

NET ASSETS - 100%		$2,325,590

* Non-income producing security.

1 A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2 Rate shown is the current yield as of October 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Quality Equity Series

Statement of Assets & Liabilities

October 31, 2017

ASSETS:

Investments, at value (identified cost $2,153,734) (Note 2)	$2,343,282
Receivable from investment advisor	11,675
Dividends receivable	2,127
Foreign tax reclaims receivable	1,621
Prepaid expenses	11,172

TOTAL ASSETS	2,369,877

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	14,821
Accrued Chief Compliance Officer service fees (Note 3)	306
Accrued shareholder services fees (Class S) (Note 3)	378
Audit fees payable	23,121
Accrued printing and postage	4,436
Other payables and accrued expenses	1,225

TOTAL LIABILITIES	44,287

TOTAL NET ASSETS	$2,325,590

NET ASSETS CONSIST OF:

Capital stock	$2,129
Additional paid-in-capital	2,116,879
Undistributed net investment income	16,130
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	921
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	189,531

TOTAL NET ASSETS	$2,325,590

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($1,766,031/161,803 shares)	$10.91

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($559,559/51,122 shares)	$10.95

The accompanying notes are an integral part of the financial statements.

10

Quality Equity Series

Statement of Operations

For the Year Ended October 31, 2017

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $2,380)	$38,227

EXPENSES:

Fund accounting and administration fees (Note 3)	42,213
Management fees (Note 3)	11,825
Shareholder services fees (Class S)(Note 3)	4,043
Chief Compliance Officer service fees (Note 3)	3,886
Transfer agent fees (Note 3)	481
Directors’ fees (Note 3)	115
Audit fees	36,660
Registration fees	29,454
Printing and postage fees	16,580
Custodian fees	3,373
Miscellaneous	7,554

Total Expenses	156,184
Less reduction of expenses (Note 3)	(137,091)

Net Expenses	19,093

NET INVESTMENT INCOME	19,134

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	25,895
Foreign currency and translation of other assets and liabilities	16

25,911

Net change in unrealized appreciation (depreciation) on-
Investments	199,735
Foreign currency and translation of other assets and liabilities	18

199,753

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	225,664

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$244,798

The accompanying notes are an integral part of the financial statements.

11

Quality Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$19,134	$17,429
Net realized loss on investments and foreign currency	25,911	(1,948)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	199,753	(12,385)

Net increase from operations	244,798	3,096

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(12,520)	(3,654)
From net investment income (Class I)	(5,264)	(3,100)
From net realized gain on investments (Class S)	(7,219)	—
From net realized gain on investments (Class I)	(2,501)	—

Total distributions to shareholders	(27,504)	(6,754)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	195,533	689,076

Net increase in net assets	412,827	685,418

NET ASSETS:

Beginning of year	1,912,763	1,227,345

End of year (including undistributed net investment income of $16,130 and $14,501, respectively)	$2,325,590	$1,912,763

The accompanying notes are an integral part of the financial statements.

12

Quality Equity Series

Financial Highlights - Class S

	FOR THE YEAR ENDED		FOR THE PERIOD 6/01/15[1] TO 10/31/15
	10/31/17	10/31/16
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.85	$9.87	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments	1.11	(0.08)	(0.16)

Total from investment operations	1.20	0.03	(0.13)

Less distributions to shareholders:
From net investment income	(0.09)	(0.05)	—
From net realized gain on investments	(0.05)	—	—

Total distributions to shareholders	(0.14)	(0.05)	—

Net asset value - End of period	$10.91	$9.85	$9.87

Net assets - End of period (000’s omitted)	$1,766	$1,416	$733

Total return[3]	12.31%	0.31%	(1.30%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.95%	0.95%	0.95%[4]
Net investment income	0.83%	1.11%	0.81%[4]
Portfolio turnover	47%	43%	26%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

	6.38%	7.58%	14.21%[4]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the periods.

3 Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

4 Annualized.

The accompanying notes are an integral part of the financial statements.

13

Quality Equity Series

Financial Highlights - Class I

	FOR THE YEAR ENDED		FOR THE PERIOD 6/01/15[1] TO 10/31/15
	10/31/17	10/31/16
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.87	$9.88	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.11	0.14	0.04
Net realized and unrealized gain (loss) on investments	1.12	(0.09)	(0.16)

Total from investment operations	1.23	0.05	(0.12)

Less distributions to shareholders:
From net investment income	(0.10)	(0.06)	—
From net realized gain on investments	(0.05)	—	—

Total distributions to shareholders	(0.15)	(0.06)	—

Net asset value - End of period	$10.95	$9.87	$9.88

Net assets - End of period (000’s omitted)	$560	$497	$494

Total return[3]	12.70%	0.55%	(1.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	0.70%[4]
Net investment income	1.08%	1.41%	1.07%[4]
Portfolio turnover	47%	43%	26%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

	6.38%	7.58%	14.21%[4]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the periods.

3 Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

4 Annualized.

The accompanying notes are an integral part of the financial statements.

14

Quality Equity Series

Notes to Financial Statements

1.	Organization

Quality Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objective is to provide long-term growth.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2017, 10.6 billion shares have been designated in total among 39 series, of which 100 million have been designated as Quality Equity Series Class S common stock, and 100 million have been designated as Quality Equity Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

15

Quality Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$523,065	$385,550	$137,515	$—
Consumer Staples	445,138	98,982	346,156	—
Financials	69,502	69,502	—	—
Health Care	533,262	395,053	138,209	—
Industrials	228,060	173,566	54,494	—
Information Technology	347,302	322,164	25,138	—
Materials	22,333	—	22,333	—
Telecommunication Services	117,417	—	117,417	—
Mutual fund	57,203	57,203	—	—

Total assets	$2,343,282	$1,502,020	$841,262	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2016 or October 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

16

Quality Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended October 31, 2015 and for the years ended October 31, 2016 through October 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

17

Quality Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2018, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.70% of average daily net assets. Accordingly, the Advisor waived fees of $137,091 for the year ended October 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through February 28, 2017, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees were charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged. The Advisor had agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY served as sub-accountant services agent and sub-transfer agent. Effective March 1, 2017, BNY became the named transfer agent for the Fund. Pursuant to a master services agreement dated March 1, 2017, the Fund continues to pay the Advisor the annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The agreement between the Advisor and BNY under which BNY serves as sub-accountant services agent continues to be in effect.

18

Quality Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,186,364 and $994,259, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Quality Equity Series were:

CLASS S:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	38,847	$405,474	78,329	$771,528
Reinvested	1,989	19,397	385	3,654
Repurchased	(22,877)	(237,104)	(9,121)	(89,206)

Total	17,959	$187,767	69,593	$685,976

CLASS I:	FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/16
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	—	—	—
Reinvested	796	$7,766	326	$3,100
Repurchased	—	—	—	—

Total	796	$7,766	326	$3,100

At October 31, 2017, the Advisor and its affiliates owned less than 48% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2017.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

19

Quality Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2017, amounts were reclassified within the capital accounts to increase Undistributed Net Investment Income by $279, and decrease Accumulated Net Realized Gain on Investments by $279. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/16
Ordinary income	$17,784	$6,754
Long-term capital gains	9,720	—

At October 31, 2017,the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal tax purposes were as follows:

Cost for federal income tax purposes	$2,166,674
Unrealized appreciation	280,570
Unrealized depreciation	(103,962)

Net unrealized appreciation	$176,608

Undistributed ordinary income	$16,130
Undistributed long-term capital gains	$13,861

20

Quality Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Quality Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Quality Equity Series (one of the series constituting Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2017

21

Quality Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $17,784 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 79.24%.

The Series designates $14,573 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2017.

22

Quality Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-present); ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014); HLTH (WebMD) (information) (2000-2010); Cheyne Capital International (investment) (2000-present); GMP Companies (investment) (2000-2011); Cytos Biotechnology Ltd (biotechnology) (2012-2014); Cerus (biomedical) (2016-present); PureEarth (non-profit) (2012-present)

23

Quality Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) (2007-present); Amherst Early Music, Inc. (non-profit) (2009-present); Gotham Early Music Scene, Inc. (non-profit) (2009-present); Partnership for New York City, Inc. (non-profit) (1989-2010); New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) (1972-present); Culinary Institute of America (non-profit college) (1985-present); George Eastman House (museum) (1988-present); National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) (2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

24

Quality Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016)- Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017 - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC and affiliates since 2009 Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc. Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

25

Quality Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNQEQ-10/17-AR

MANNING & NAPIER.

# Manning & Napier Fund, Inc.

Annual Report | October 31, 2017

www.manning-napier.com

RAINIER INTERNATIONAL DISCOVERY SERIES

Rainier International Discovery Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Just one year ago, many investors were anticipating a widespread sell-off in domestic equity markets after Donald Trump won the election for the U.S. presidency. Not only did a sell-off fail to materialize, but equities actually moved sharply higher and remained on an upward trajectory throughout the year. The advance in equities was despite ongoing uncertainty surrounding policy implementation and how the new administration’s agenda might ultimately affect U.S. economic growth. For the year ended October 31, 2017, domestic equities were up 23.63%, as measured by the S&P 500 Index. International equities, as measured by the MSCI ACWI ex USA Index, also fared extraordinarily well, up 23.64%. Domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, experienced relatively subdued performance, up 0.90%. Within fixed income, corporate bonds led, with high-yield securities in particular delivering very strong performance.

Much of the move upward in asset markets has been driven by stronger corporate earnings that materialized in early 2017 within both developed and emerging markets, supported by synchronized economic growth across all major global regions. Further, although Federal Reserve (Fed) policymakers continued gradually raising the target range for the federal funds rate and began reducing the Fed’s securities holdings, central bank policies across the globe have remained generally accommodative, providing an additional tailwind for asset prices.

Investors are undoubtedly enjoying the “Goldilocks” state of the economy: not too cold so as to usher in a recession, and not too hot so as to cause runaway inflation. Nonetheless, it is our view that market participants should temper their expectations going forward. The U.S. continues to move along in its economic cycle, and while it is not our view that we are on the cusp of a bear market, the status of our indicators suggest that we are certainly closer to the end of the current bull market than we are to the beginning. Complacency is elevated, there are significantly fewer pockets of cheap valuations remaining compared to the past several years, and U.S. valuations in particular limit upside potential, offering little support for asset prices should volatility in the financial markets materialize. This is surely not the time for investors to chase returns or take on unnecessary risk. Rather, it is our view that current market dynamics are consistent with rising risks that must be actively managed, and investors should maintain allocations consistent with their long-term investment objectives.

With this in mind, we discuss recent fund performance in this report, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets. We hope that you find this information helpful, and look forward to working with you in the years ahead to meet your investment goals.

Thank you for your continued confidence in us.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

1

Rainier International Discovery Series

Fund Commentary

(unaudited)

Investment Objective

To seek long-term capital appreciation. The Series invests primarily in equity securities of foreign developed and emerging market companies that are small- to mid-sized at the time of purchase.

Performance Commentary

Broad international equity markets, as represented by the MSCI ACWI ex USA Index (ACWIxUS) posted meaningfully positive returns for the year ending October 31, 2017, returning 23.64%. International small cap stocks slightly outperformed the broad market, with the MSCI ACWI ex USA Small Cap Index (ACWIxUS Small Cap) returning 24.70% for the year. Within the international small cap market, developed markets outperformed emerging markets, as the MSCI EAFE Small Cap Index outperformed the MSCI EM Small Cap Index.

The International Discovery Series experienced solid returns for the year and outperformed its benchmark (ACWIxUS Small Cap) by more than 5% on a relative basis.

The Series’ outperformance relative to the ACWIxUS Small Cap during the year was driven primarily by individual stock selection, but country and sector allocations also positively impacted relative returns. From a country perspective, overweight allocations relative to the benchmark to Switzerland, Denmark, France, and Italy were all positive contributors, while an underweight to Japan impacted returns negatively. A slight underweight to Emerging Markets in general was also a positive factor. At the sector level, a meaningful underweight to Real Estate contributed most positively on a relative basis.

From an individual stock perspective, selection within the Industrials sector (Daifuku Co.; Harmonic Drive Systems), the Health Care sector (Ambu A/S; Dechra Pharmaceuticals), and the Information Technology sector (Sunny Optical; Yaskawa Electric Corporation) were the largest drivers of outperformance. Within specific countries, security selection in Japan, China, the United Kingdom, and Hong Kong all contributed positively to relative performance.

The Series’ focus continues to be on owning well-established companies with dominant market positions and meaningful growth potential. The Series’ portfolio will generally be well-diversified amongst sectors, countries, and regions, with the primary focus of portfolio construction being on bottom-up security selection. As of October 31, 2017, the portfolio reflects overweight allocations to the Health Care and Industrials sectors relative to the benchmark (approximately 44% of the portfolio in total) and underweight allocations to Real Estate and Materials (approximately 7% of the portfolio compared to approximately 21% of the benchmark). From a country perspective, the portfolio is overweight to Denmark, France, and Switzerland, and underweight to Japan, Taiwan, and the United Kingdom, relative to the benchmark.

The past fiscal year has seen significant absolute returns, both for the Series and broadly in the international small cap market. However, despite these gains, the management team continues to find investment opportunities with growth potential at attractive valuations. The international small cap asset class, given its vast size and relatively limited information availability, provides an ideal environment for dedicated, experienced, active management to add value. The Series will continue to invest in dominant companies that have a clear catalyst for continued growth and are trading at attractive valuations. The team believes that this investment approach in the international small cap market has the ability to continue to add value over the long term.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Rainier International Discovery Series Class K shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of October 31, 2017.

Allocation data is based on country of incorporation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Funds whose investments are concentrated in foreign and emerging market countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more

2

Rainier International Discovery Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

volatile than investments in more developed markets. Additionally, the Series is subject to portfolio turnover risk as it may buy and sell investments frequently, which may result in higher expenses and an increase in realized capital gains and potential tax implications for shareholders.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index designed to measure small-cap representation across 21 Developed Markets countries (excluding the U.S. and Canada). The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index designed to measure small- cap representation across 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Morningstar.

3

Rainier International Discovery Series

Performance Update as of October 31, 2017

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]

Manning & Napier Fund, Inc. - Rainier International Discovery Series - Class K3,4	29.87%	15.27%	15.25%

Manning & Napier Fund, Inc. - Rainier International Discovery Series - Class I3,4	30.21%	15.54%	15.53%

Manning & Napier Fund, Inc. - Rainier International Discovery Series - Class R6[3,4]	30.21%	15.54%	15.53%

MSCI ACWI ex USA Small Cap Index[5]	24.70%	10.08%	8.76%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Rainier International Discovery Series - Class I from its inception2 (March 28, 2012) to present (October 31, 2017) to the MSCI ACWI ex USA Small Cap Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the MSCI ACWI ex USA Small Cap Index are calculated from March 28, 2012, the Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2017, this net expense ratio was 1.49% for Class K, 1.24% for Class I and 1.00% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.70% for Class K, 1.36% for Class I and 1.17% for Class R6 for the period ended October 31, 2017.

4The Rainier International Discovery Fund (Predecessor Fund), which was managed by Rainier Investment Management, LLC, was reorganized into the Manning & Napier Fund, Inc. Rainier International Discovery Series on 08/21/2017. For periods prior to 08/21/2017, performance for the Class I and R6 Shares is based on the historical performance of the Predecessor Fund’s Institutional Shares, and will differ to the extent that the Predecessor Fund’s Institutional Shares had a higher expense ratio. For periods between 11/30/ 2012 and 08/21/2017, performance for Class K is based on the historical performance of the Predecessor Fund’s Class A Shares; performance prior to 11/30/2012 is based on the historical performance of the Predecessor Fund’s Institutional Shares and adjusted for the Predecessor Fund’s Class A Shares expenses. If the sales charges were reflected or if performance had been adjusted to reflect the Class K Shares’ expenses, the performance would have been different depending on total expenses incurred by the Predecessor Fund.

5The MSCI ACWI ex USA Small Cap Index is designed to measure a small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

4

Rainier International Discovery Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/17*	ENDING ACCOUNT VALUE 10/31/17	EXPENSES PAID DURING PERIOD** 5/1/17-10/31/17	ANNUALIZED EXPENSE RATIO
Class K
Actual	$1,000.00	$1,190.00	$8.06	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43	1.46%
Class I
Actual	$1,000.00	$1,191.80	$6.68	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16	1.21%
Class R6
Actual	$1,000.00	$1,073.20	$2.02	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,007.78	$1.95	1.00%

*Class R6 inception date was August 21, 2017.

**Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (except for the Series’ Class R6 Actual and Hypothetical return information, which reflects the 71 day period ended October 31, 2017 due to its inception date of August 21, 2017). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on seven month data (except for Class R6 expense ratios which are based on a 71 day period). The Class’ total return would have been lower had certain expenses not been waived during the period.

5

Rainier International Discovery Series

Portfolio Composition as of October 31, 2017

(unaudited)

6

Rainier International Discovery Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.9%

Consumer Discretionary - 11.0%
Auto Components - 1.4%
Brembo SpA (Italy)	260,150	$4,297,045

Hotels, Restaurants & Leisure - 1.2%
Corporate Travel Management Ltd. (Australia)	200,960	3,697,471

Household Durables - 2.8%
Techtronic Industries Co. Ltd. (Hong Kong)	1,491,500	8,746,651

Multiline Retail - 3.3%
Dollarama, Inc. (Canada)	20,040	2,230,791
Seria Co. Ltd. (Japan)	144,600	8,215,259

		10,446,050

Specialty Retail - 0.8%
Ace Hardware Indonesia Tbk PT (Indonesia)	26,474,500	2,449,806

Textiles, Apparel & Luxury Goods - 1.5%
Moncler SpA (Italy)	163,200	4,634,722

Total Consumer Discretionary		34,271,745

Consumer Staples - 6.5%
Beverages - 1.5%
Royal Unibrew A/S (Denmark)	83,450	4,804,588

Food & Staples Retailing - 1.1%
Raia Drogasil S.A. (Brazil)	139,800	3,364,123

Food Products - 1.3%
Wessanen (Netherlands)	206,070	3,913,861

Household Products - 2.6%
Lion Corp. (Japan)	168,300	3,220,798
Pigeon Corp. (Japan)	139,700	4,920,615

		8,141,413

Total Consumer Staples		20,223,985

Energy - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Aker BP ASA (Norway)	175,780	4,041,563
Petronet LNG Ltd. (India)	607,240	2,436,132

Total Energy		6,477,695

Financials - 12.0%
Banks - 6.1%
Federal Bank Ltd. (India)	1,631,060	3,065,890
FinecoBank Banca Fineco S.p.A. (Italy)	479,730	4,487,270
Raiffeisen Bank International AG (Austria)*	132,660	4,621,961
Tisco Financial Group PCL (Thailand)	1,282,900	3,388,756
Tisco Financial Group PCL (Thailand)	118,200	312,223

The accompanying notes are an integral part of the financial statements.

7

Rainier International Discovery Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Unione di Banche Italiane SpA (Italy)	631,430	$2,965,620

		18,841,720

Capital Markets - 5.0%
Edelweiss Financial Services Ltd. (India)	608,320	2,643,328
St James’s Place plc (United Kingdom)	259,770	4,060,793
TP ICAP plc (United Kingdom)	649,440	4,696,586
Vontobel Holding AG (Switzerland)	68,580	4,265,413

		15,666,120

Thrifts & Mortgage Finance - 0.9%
Indiabulls Housing Finance Ltd. (India)	140,780	2,703,937

Total Financials		37,211,777

Health Care - 17.0%
Biotechnology - 1.1%
Abcam plc (United Kingdom)	247,580	3,271,780

Health Care Equipment & Supplies - 7.2%
Ambu A/S (Denmark)	55,140	5,083,937
BioMerieux (France)	60,330	4,732,344
Carl Zeiss Meditec AG (Germany)	66,910	3,566,538
DiaSorin SpA (Italy)	41,460	3,771,813
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	234,560	2,126,746
Sartorius AG (Germany)	32,450	3,024,327

		22,305,705

Health Care Providers & Services - 4.4%
Attendo AB (Sweden)[1]	180,520	2,122,902
Chartwell Retirement Residences (Canada)	159,221	1,894,459
Fleury S.A. (Brazil)	395,200	3,469,613
Orpea (France)	52,120	6,244,225

		13,731,199

Life Sciences Tools & Services - 2.3%
Bachem Holding AG (Switzerland)	17,060	2,154,623
Eurofins Scientific SE (Luxembourg)	8,145	5,094,895

		7,249,518

Pharmaceuticals - 2.0%
Dechra Pharmaceuticals plc (United Kingdom)	154,660	4,223,247
Kalbe Farma Tbk PT (Indonesia)	17,851,000	2,105,924

		6,329,171

Total Health Care		52,887,373

The accompanying notes are an integral part of the financial statements.

8

Rainier International Discovery Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials - 28.5%
Aerospace & Defense - 3.7%
Elbit Systems Ltd. (Israel)	38,490	$5,720,384
Saab AB (Sweden)	112,050	5,725,871

		11,446,255

Building Products - 2.6%
Kingspan Group plc (Ireland)	112,900	4,721,263
Rockwool International A/S (Denmark)	12,030	3,267,257

		7,988,520

Construction & Engineering - 1.4%
FLSmidth & Co. A/S (Denmark)	62,810	4,306,466

Machinery - 12.0%
Daifuku Co. Ltd. (Japan)	62,700	3,038,362
Harmonic Drive Systems, Inc. (Japan)	80,400	4,157,706
KION Group AG (Germany)	20,240	1,619,945
Nissei ASB Machine Co. Ltd. (Japan)	47,700	2,110,118
OC Oerlikon Corp. AG (Switzerland)	332,740	5,336,381
Rotork plc (United Kingdom)	892,920	3,115,430
Stabilus SA (Germany)	42,260	3,838,686
THK Co. Ltd. (Japan)	115,000	4,166,923
VAT Group AG (Switzerland)[1]	41,640	5,421,777
The Weir Group plc (United Kingdom)	166,230	4,311,785

		37,117,113

Professional Services - 5.5%
Nihon M&A Center, Inc. (Japan)	85,600	4,072,785
Persol Holdings Co. Ltd. (Japan)	215,400	5,308,041
Teleperformance (France)	53,130	7,760,812

		17,141,638

Road & Rail - 1.2%
Localiza Rent a Car SA (Brazil)	210,590	3,704,782

Trading Companies & Distributors - 1.3%
MISUMI Group, Inc. (Japan)	150,100	4,092,256

Transportation Infrastructure - 0.8%
Malaysia Airports Holdings Berhad (Malaysia)	1,301,200	2,544,924

Total Industrials		88,341,954

Information Technology - 12.6%

Electronic Equipment, Instruments & Components - 2.5%
Halma plc (United Kingdom)	216,540	3,399,390
Yaskawa Electric Corp. (Japan)	118,600	4,213,922

		7,613,312

The accompanying notes are an integral part of the financial statements.

9

Rainier International Discovery Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 5.1%
Alten S.A. (France)	28,100	$2,459,830
Keywords Studios plc (Ireland)	141,340	2,999,765
My EG Services Bhd (Malaysia)	5,319,400	2,751,739
TravelSky Technology Ltd. (China)	1,576,000	4,080,704
Vakrangee Ltd. (India)	402,110	3,490,846

		15,782,884

Semiconductors & Semiconductor Equipment - 2.5%
Koh Young Technology, Inc. (South Korea)	43,350	2,971,643
Melexis NV (Belgium)	48,400	4,849,133

		7,820,776

Software - 1.5%
Temenos Group AG (Switzerland)	41,200	4,757,420

Technology Hardware, Storage & Peripherals - 1.0%
Logitech International SA (Switzerland)	86,020	3,072,974

Total Information Technology		39,047,366

Materials - 6.7%
Chemicals - 4.0%
Chr. Hansen Holding A/S (Denmark)	71,520	6,258,315
Elementis plc (United Kingdom)	690,350	2,606,703
Frutarom Industries Ltd. (Israel)	41,990	3,456,983

		12,322,001

Containers & Packaging - 1.6%
CCL Industries, Inc. (Canada)	104,600	5,041,491

Metals & Mining - 1.1%
Lundin Mining Corp. (Canada)	456,500	3,481,870

Total Materials		20,845,362

Real Estate - 0.5%
Equity Real Estate Investment Trusts (REITS) - 0.5%
NorthWest Healthcare Properties Real Estate Investment Trust (Canada)	180,380	1,589,738

TOTAL COMMON STOCKS (Identified Cost $227,461,706)		300,896,995

The accompanying notes are an integral part of the financial statements.

10

Rainier International Discovery Series

Investment Portfolio - October 31, 2017

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 5.3%

Dreyfus Government Cash Management[2] , 0.93%, (Identified Cost $ 16,361,708)	16,361,708	$16,361,708

TOTAL INVESTMENTS - 102.2% (Identified Cost $ 243,823,414)		317,258,703
LIABILITIES, LESS OTHER ASSETS - (2.2%)		(6,883,726)

NET ASSETS - 100%		$310,374,977

*Non-income producing security.

1Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $7,544,679 or 2.4% of the Series’ net assets as of October 31, 2017 (See Note 2 to the financial statements).

2Rate shown is the current yield as of October 31, 2017.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following country:

Japan 15.3%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

11

Rainier International Discovery Series

Statement of Assets & Liabilities

October 31, 2017

ASSETS:

Investments, at value (identified cost $243,823,414) (Note 2)	$317,258,703
Foreign currency, at value (cost $66,795)	66,865
Receivable for fund shares sold	904,083
Foreign tax reclaims receivable	188,872
Dividends receivable	241,551

TOTAL ASSETS	318,660,074

LIABILITIES:

Accrued management fees (Note 3)	200,141
Accrued distribution and service (Rule 12b-1) fees (Note 3)	40,324
Accrued fund accounting and administration fees (Note 3)	20,190
Accrued Chief Compliance Officer service fees (Note 3)	331
Accrued foreign capital gains tax (Note 2)	412,202
Payable for securities purchased	7,149,767
Payable for fund shares repurchased	244,532
Other payables and accrued expenses	217,610

TOTAL LIABILITIES	8,285,097

TOTAL NET ASSETS	$310,374,977

NET ASSETS CONSIST OF:

Capital stock	$149,684
Additional paid-in-capital	240,836,125
Undistributed net investment income	269,662
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(3,909,568)
Net unrealized appreciation on investments (net of foreign capital gains tax of $412,202), foreign currency and translation of other assets and liabilities	73,029,074

TOTAL NET ASSETS	$310,374,977

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class K ($120,398,861/ 5,841,400 shares)	$20.61

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($189,954,653/ 9,126,017 shares)	$20.81

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($21,463/1,031 shares)	$20.82

The accompanying notes are an integral part of the financial statements.

12

Rainier International Discovery Series

Statements of Operations

	FOR THE PERIOD 4/1/17 TO 10/31/17	FOR THE YEAR ENDED 3/31/17
INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $257,157, and $286,266, respectively)	$2,516,711	$2,676,233
Interest	—	24,821

Total Investment Income	2,516,711	2,701,054

EXPENSES:

Management fees (Note 3)	1,455,208	2,026,263
Distribution and service (Rule 12b-1) fees (Class K and Class A formerly Original shares, respectively) (Note 3)	155,176	261,039
Sub Register and Transfer agent Fees (Note 3)	133,526	192,633
Administration fees	—	247,604
Fund accounting and administration fees (Note 3)	96,672	—
Directors’ fees (Note 3)	31,240	40,706
Transfer agent fees (Note 3)	24,658	—
Chief Compliance Officer service fees (Note 3)	10,045	26,778
Reorganization expense (Note 1)	37,986	—
Custodian fees	69,983	—
Miscellaneous	247,657	235,079

Total Expenses	2,262,151	3,030,102
Less reduction of expenses (Note 3)	(235,589)	(212,943)

Net Expenses	2,026,562	2,817,159

NET INVESTMENT INCOME (LOSS)	490,149	(116,105)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Net realized gain (loss) on investments	11,884,479	(11,520,040)
Foreign currency and translation of other assets and liabilities	21,412	(162,211)

	11,905,891	(11,682,251)

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $412,202)	44,077,507	14,918,576
Foreign currency and translation of other assets and liabilities	8,878	14,462

	44,086,385	14,933,038

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	55,992,276	3,250,787

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,482,425	$3,134,682

The accompanying notes are an integral part of the financial statements.

13

Rainier International Discovery Series

Statements of Changes in Net Assets

	FOR THE PERIOD 4/1/17 TO 10/31/17	FOR THE YEAR ENDED 3/31/17	FOR THE YEAR ENDED 3/31/16
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$490,149	$(116,105)	$(250,314)
Net realized gain (loss) on investments and foreign currency	11,905,891	(11,682,251)	(4,203,255)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	44,086,385	14,933,038	5,468,116

Net increase from operations	56,482,425	3,134,682	1,014,547

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income (Class I formerly Institutional shares)	—	—	(36,790)
From net investment income (Class K formerly Class A shares)	—	—	(18,881)

Total distributions to shareholders	—	—	(55,671)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	61,145,797	13,043,608	131,195,606

Net increase in net assets	117,628,222	16,178,290	132,154,482

NET ASSETS:

Beginning of period	192,746,755	176,568,465	44,413,983

End of period (including undistributed net investment income of $269,662, $25,773 and accumulated undistributed net investment loss of $94,821, respectively)	$310,374,977	$192,746,755	$176,568,465

The accompanying notes are an integral part of the financial statements.

14

Rainier International Discovery Series

Financial Highlights - Class K1

	FOR THE PERIOD 4/1/17 TO 10/31/17	FOR THE YEARS ENDED				FOR THE PERIOD 11/30/12[2] TO 3/31/13
		3/31/17	3/31/16	3/31/15	3/31/14
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$16.44	$15.93	$15.45	$15.56	$12.89	$11.21

Income (loss) from investment operations:
Net investment income (loss)[3]	0.02	(0.02)	(0.09)	0.01	(0.10)	0.04
Net realized and unrealized gain on investments	4.15	0.53	0.58	0.61	3.03	1.67

Total from investment operations	4.17	0.51	0.49	0.62	2.93	1.71

Less distributions to shareholders:
From net investment income	—	—	—	—	(0.00)[4]	(0.03)
From net realized gain on investments	—	—	(0.01)	(0.73)	(0.26)	—

Total distributions to shareholders	—	—	(0.01)	(0.73)	(0.26)	(0.03)

Net asset value - End of period	$20.61	$16.44	$15.93	$15.45	$15.56	$12.89

Net assets - End of period (000’s omitted)	$120,399	$78,260	$99,944	$4,058	$2,939	$65

Total return[5]	25.36%	3.14%	3.22%	4.55%	22.91%	15.28%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.49%[6,7]	1.51%[7]	1.50%	1.50%	1.50%	1.50%[6]
Net investment income (loss)	0.20%[6]	(0.12%)	(0.56%)	0.06%	(66.00%)	0.89%[6]
Portfolio turnover	46%	123%	93%	111%	80%	78%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.21%[6]	0.14%	0.14%	0.32%	0.33%	1.28%[6]

1Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. This is formerly Class A shares in the Predecessor Fund.

2Commencement of operations.

3Calculated based on average shares outstanding during the periods.

4Less than $0.01.

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

7Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. See Note 1 to the financial statements.

The accompanying notes are an integral part of the financial statements.

15

Rainier International Discovery Series

Financial Highlights - Class I1

	FOR THE PERIOD 4/1/17 TO 10/31/17	FOR THE YEARS ENDED
		3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Per share data (for a share outstanding throughout eachperiod):
Net asset value - Beginning of period	$16.58	$16.02	$15.50	$15.58	$12.89	$10.02

Income (loss) from investment operations:
Net investment income (loss)	0.05 [2]	0.00 [2,3]	(0.03)[2]	0.04 [2]	0.01 [2]	0.02
Net realized and unrealized gain on investments	4.18	0.56	0.56	0.62	2.95	2.88

Total from investment operations	4.23	0.56	0.53	0.66	2.96	2.90

Less distributions to shareholders:
From net investment income	—	—	—	(0.01)	(0.01)	(0.03)
From net realized gain on investments	—	—	(0.01)	(0.73)	(0.26)	—

Total distributions to shareholders	—	—	(0.01)	(0.74)	(0.27)	(0.03)

Net asset value - End of period	$20.81	$16.58	$16.02	$15.50	$15.58	$12.89

Net assets - End of period (000’s omitted)	$189,955	$114,487	$76,624	$40,356	$30,323	$20,376

Total return[4]	25.51%	3.43%	3.47%	4.81%	23.15%	29.00%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.24%[5,6]	1.26%[6]	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.41%[5]	0.01%	(0.19%)	0.40%	0.08%	0.18%
Portfolio turnover	46%	123%	93%	111%	80%	78%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.11%[5]	0.07%	0.06%	0.27%	0.36%	1.17%

1Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. This is formerly Institutional shares in the Predecessor Fund.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

6Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. See Note 1 to the financial statements.

The accompanying notes are an integral part of the financial statements.

16

Rainier International Discovery Series

Financial Highlights - Class R6

FOR THE PERIOD 8/21/17[1] TO 10/31/17
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$19.40

Income (loss) from investment operations:
Net investment income (loss)[2]	0.01
Net realized and unrealized gain (loss) on investments	1.41

Total from investment operations	1.42

Net asset value - End of period	$20.82

Net assets - End of period (000’s omitted)	$21

Total return[3]	7.32%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	1.00%
Net investment income[4]	0.14%
Portfolio turnover	46%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts[4] :

0.17%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

17

Rainier International Discovery Series

Notes to Financial Statements

1.	Organization

Rainier International Discovery Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to seek long-term capital appreciation.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue three classes of shares (Class K, Class I and Class R6). Class R6 shares of the Series were issued on August 21, 2017. Each class of shares is substantially the same, except that Class K shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2017, 10.6 billion shares have been designated in total among 39 series, of which 100 million have been designated as Rainier International Discovery Series Class K common stock, 100 million have been designated as Rainier International Discovery Series Class I common stock and 100 million have been designated as Rainier International Discovery Series Class R6 common stock.

Reorganization

The Series is the successor in interest to the Rainier International Discovery Fund (the “Predecessor Fund”), which had the same investment objective and was included as a series of another investment company, Rainier Investment Management Mutual Funds (“Predecessor Trust”), that was advised by Rainier Investment Management, LLC (an affiliated advisor of the Fund). The shareholders of the Predecessor Fund approved the reorganization of the Institutional shares and Class A shares of the Predecessor Fund with and into the Class I and Class K shares of the Series, respectively. Effective as of the close of business on August 21, 2017 (the “merger date”), the assets and liabilities of the Predecessor Fund were transferred to the Series.

The investment portfolio of the Predecessor Fund, with fair value of $271,784,669 and identified cost of $213,126,044 on August 21, 2017 was the principal asset acquired. Net assets and shares outstanding on August 21, 2017 were $163,001,355 and 8,409,569 for Institutional shares and $111,408,266 and 5,801,583 for Class A shares, respectively, all of which were transferred by a tax-free exchange into the Fund at Net Asset Value at the close of business on August 21, 2017. For financial reporting purposes, assets received and shares issued by the Series were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

As the Series was a shell fund prior to the merger date, the results of operations for the year ended October 31, 2017 represents the pro-forma results. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Fund that have been included in the Series’ Statement of Operations since the merger date, August 21, 2017.

The majority of the expenses incurred by the Series in connection with the reorganization were paid by the Advisor. The Series paid certain expenses, including half of the cost of the proxy, such as printing and solicitation, and all of the legal fees incurred in connection to the reorganization. The fiscal year end of the Predecessor Fund was March 31, 2017. Operations prior to August 21, 2017 were for the Predecessor Fund. The Series changed its fiscal year end to October 31, 2017 to reflect the fiscal year end of the Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

18

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is applied as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2017 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$34,271,745	$34,271,745	$—	$—
Consumer Staples	20,223,985	20,223,985	—	—
Energy	6,477,695	6,477,695	—	—
Financials	37,211,777	37,211,777	—	—
Health Care	52,887,373	52,887,373	—	—

19

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Industrials	$88,341,954	$88,341,954	$—	$—
Information Technology	39,047,366	39,047,366	—	—
Materials	20,845,362	20,845,362	—	—
Real Estate	1,589,738	1,589,738	—	—
Mutual fund	16,361,708	16,361,708	—	—

Total assets	$317,258,703	$317,258,703	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2017.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the period ended October 31, 2017.

New Accounting Guidance

On August 1, 2017, the Fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the Fund’s net assets or results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

20

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts (continued)

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

As of October 31, 2017, no investments in forward foreign currency exchange contracts were held by the Series.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2017, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the three years ended March 31, 2014 through March 31, 2017 and period ended October 31, 2017. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

21

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Series’ average daily net assets. The investment sub-advisor of the Series is Rainier Investment Management, LLC (“Rainier” or the “Sub-Advisor”). The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.70% of the Series’ average daily net assets. Prior to August 21, 2017, the Predecessor Fund paid a fee to Rainier, computed daily and payable monthly at an annual rate of 1.00%, which amounted to $936,990 and is included in Management Fees on the Statement of Operations.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor and/or Sub-Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair and Governance & Nominating Committee Chair, who each receive an additional annual stipend for each role.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class K shares and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed, until at least February 28, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee and distribution and service (12b-1) fees, at no more than 1.15% of the average daily net assets of the Class K and Class I shares, and 1.00% of the average daily net assets of the Class R6 shares. Accordingly, the Advisor waived fees of $235,589 for the period ended October 31, 2017, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years. Prior to August 21, 2017, Rainier had contractually agreed to limit expenses to 1.50% for Class A and 1.25% for Class I, which amounted to $163,714 and is included in reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class K shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and services fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares. There are no distribution and services fees on the Class I or Class R6 shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and

22

Rainier International Discovery Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus the base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has an agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent. Prior to August 21, 2017, U.S. Bancorp Fund Services, LLC served as administrator, transfer agent and fund accountant with U.S. Bank, N.A. serving as custodian. The fees for these services amounted to $158,184 and are included in the Statement of Operations.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the period ended October 31, 2017, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $171,563,089 and $115,273,410 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class K, Class I and Class R6 shares of Rainier International Discovery Series were:

	FOR THE PERIOD 4/1/17 TO 10/31/17[1]		FOR THE YEAR ENDED 3/31/17		FOR THE YEAR ENDED 3/31/16
CLASS K	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,331,969	$42,030,540	3,301,733	$52,333,976	7,140,810	$112,992,149
Reinvested	—	—	—	—	1,185	18,715
Repurchased	(1,251,334)	(23,258,210)	(4,816,056)	(74,302,136)	(1,129,470)	(17,402,545)

Total	1,080,635	$18,772,330	(1,514,323)	$(21,968,160)	6,012,525	$95,608,319

	FOR THE PERIOD 4/1/17 TO 10/31/17[1]		FOR THE YEAR ENDED 3/31/17		FOR THE YEAR ENDED 3/31/16
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,005,098	$56,814,033	4,535,287	$73,098,443	3,471,861	$55,577,422
Reinvested	—	—	—	—	1,540	24,445
Repurchased	(786,025)	(14,460,565)	(2,411,693)	(38,086,675)	(1,292,931)	(20,014,580)

Total	2,219,073	$42,353,468	2,123,594	$35,011,768	2,180,470	$35,587,287

	FOR THE PERIOD 8/21/17 (COMMENCEMENT OF OPERATIONS) TO 10/31/17
CLASS R6	SHARES	AMOUNT
Sold	1,045	$20,286
Reinvested	—	—
Repurchased	(14)	(287)

Total	1,031	$19,999

1Includes capital stock transactions for the predecessor fund, Rainier International Discovery Fund.

At October 31, 2017, one shareholder account owned 17.7% of the Series. In addition, the Advisor and its affiliates owned less than 0.1% of the Series. Investment activities of these shareholders may have a material effect on the Series.

23

Rainier International Discovery Series

Notes to Financial Statements (continued)

6.	Line of Credit

Prior to August 21, 2017, the Predecessor Fund had access to a $100 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Series did not borrow under the line of credit during the period ended October 31, 2017. The line of Credit was closed prior to the Reorganization.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2017.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, wash sales, foreign taxes and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the period ended October 31, 2017, amounts were reclassified within the capital accounts to decrease Undistributed Net Investment Income by $246,260, decrease Additional Paid in Capital by $151,267, and increase Accumulated Net Realized Loss on Investments by $397,527. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE PERIOD 4/1/17 TO 10/31/17	FOR THE YEAR ENDED 3/31/17	FOR THE YEAR ENDED 3/31/16
Ordinary income	—	—	$55,671

At October 31, 2017, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$244,876,637
Unrealized appreciation	73,783,554
Unrealized depreciation	(1,401,488)

Net unrealized appreciation	$72,382,066

Undistributed ordinary income	$267,903
Capital loss carryforward	$(2,856,345)

24

Rainier International Discovery Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

As of October 31, 2017, the capital loss carryover utilized in the current year was $11,321,331.

At October 31, 2017, the Series had net short-term capital loss carryforwards of $2,856,345 carryforwards, which may be carried forward indefinitely.

25

Rainier International Discovery Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Rainier International Discovery Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rainier International Discovery Series (one of the series constituting Manning & Napier Fund, Inc., hereafter referred to as the “Series”) as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period April 1, 2017 through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Series as of and for the years or periods ended on or prior to March 31, 2017 and the financial highlights for each of the years or periods ended on or prior to March 31, 2017 (not presented herein other than the statement of operations, statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 22, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

New York, New York

December 18, 2017

26

Rainier International Discovery Series

Approval of the Investment Advisory Agreement and Sub-Advisory Agreement

(unaudited)

At the meeting of the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors (the “Board”) held on February 16, 2017, the Directors considered the approval of an Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and a Sub-Advisory Agreement (collectively, the “Agreements”) between the Advisor and Rainier Investment Management LLC (the “Sub-Advisor” or “Rainier”) for the Rainier International Discovery Series.

At the Board meeting, representatives of the Advisor explained that the Board was being asked to consider establishing a new series of the Fund, the Rainier International Discovery Series (the “Acquiring Series”), in order to adopt the Rainier International Discovery Fund (the “Predecessor Fund”) into the Fund complex. The newly formed Acquiring Series would be the surviving entity following a merger with the Predecessor Fund. The Predecessor Fund’s investment advisor, Rainier, an affiliate of the Advisor, would then become the Sub-Advisor for the Acquiring Series.

In connection with the decision whether to approve the Agreements, a variety of material was provided to the Board in advance of the meeting for their review and consideration, including, but not limited to: (i) a memorandum regarding the proposed adoption of the Acquiring Series from the Predecessor fund, and the expected benefits of the transaction (ii) information regarding the investment results, philosophy and investment process of the Predecessor fund, and (iii) the expected cost of services for the Advisor and Sub-Advisor based on the nature, extent and quality of services that would be performed by each, respectively. In addition to the information furnished by representatives of the Advisor, the Board was provided with a legal memorandum discussing their fiduciary duties related to the approval of the proposed transaction.

Representatives of the Advisor attended the meeting and presented additional oral and written information to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the consideration of the Agreements and the conclusions made by the Directors when determining to approve the Agreements. The summary describes the most important, but not all, of the factors, considered by the Board.

•

The adoption would be achieved via a fund merger, subject to the vote of the Predecessor Fund’s Board of Trustees and shareholders. Representatives of the Advisor explained that the Acquiring Series would employ substantially the same investment policies and the same processes and portfolio management team as the Predecessor Fund.

•

The Board considered the services provided by the Advisor under the proposed Investment Advisory Agreement including, among others: administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements), reports to shareholders for the Fund and oversight of the sub-advisor. The Board also considered the nature and quality of such services provided under the proposed Investment Advisory Agreement in light of the Advisor’s services provided to the other series of the Fund for approximately 30 years under an existing investment advisory agreement. The Board had discussed the quality of these services with representatives from the Advisor in November 2016 and concluded the Advisor was performing its services to the Fund required under the existing investment advisory agreement in a reasonable manner.

•

The Board also considered the services that would be provided by the Sub-Advisor under the proposed Sub-Advisory Agreement, including among others: deciding what securities to purchase and sell for the Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; monitoring portfolio and prospectus compliance; exercising proxy voting rights; and providing advice and support on security valuations.

•

The Board considered due diligence performed by Advisor on the proposed Sub-Advisor, that determined that the Sub-Advisor had appropriate compliance and operational controls in place to prevent violations of the federal securities laws with respect to the services it would provide to the Acquiring Series.

•

The Board also considered the nature and quality of such services that the proposed Sub-Advisor has provided to the Predecessor Fund since its inception, and the services that would be provided under the proposed sub-advisory agreement. The Board reviewed the performance of the Predecessor Fund since its inception and over a three year time period. Returns for the established benchmark indices for the Predecessor Fund were provided. In addition, the Board considered the Predecessor Fund’s investment objective, investment process and the experience of the investment team. The Board

27

Rainier International Discovery Series

Approval of the Investment Advisory Agreement and Sub-Advisory Agreement

(unaudited)

discussed the performance with representatives from the Advisor and concluded that the services outlined in the proposed Sub-Advisory agreement were reasonable.

•

The Board considered the proposed fees and expenses of the Acquiring Series. The Advisor presented the proposed advisory fee and total expenses ratios for the Acquiring Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fee and net expense ratios of the Acquiring Series was compared and ranked (on a median basis) against funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of the advisory fee and net expense ratios for the Acquiring Series and the methodology behind the comparison, noting that the proposed advisory fee was at or below the median compared to peers. The Board considered the proposed payment of intermediary sub-transfer agency fees (“sub-TA fees”), which would be borne by the Fund and paid to intermediaries for the performance of non-distribution shareholder and/or administrative services. The sub-TA fees would be included in the operating expenses of the Acquiring Series. The Board considered the proposed multi-tier limit on Fund sub-TA expenses at both the individual broker-dealer and aggregate share class level, and the fact that fees in excess of the limits would be paid out of the Advisor’s profits. Based on their review of the information provided, the Board concluded that the proposed fees and expenses of the Acquiring Series were reasonable on a comparative basis.

•

The Board considered the proposed advisory fee split between the Advisor and Sub-Advisor. Considering the nature and quality of the services provided by the Advisor and Sub-Advisor, the Board concluded that the advisory fee split was reasonable.

•

The Board considered whether economies of scale were being achieved by the Advisor and/or Sub-Advisor with respect to the services provided to the Acquiring Series. The Board concluded that the Acquiring Series would benefit from lower shareholder expenses derived from being part of a larger fund complex.

•

In addition to the factors described above, the Board considered other benefits that the Advisor and/or Sub-Advisor may derive from their relationship with the Acquiring Series, which included leveraging the Advisor’s large distribution team and marketing experience. The Board concluded that these additional benefits to the Advisor and/or Sub-Advisor were reasonable.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the proposed Advisory and Sub-Advisory Agreements were fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board voted unanimously to approve the Advisory and Sub-Advisory Agreements for the Rainier International Discovery Series. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

28

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Michele T. Mosca*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since August 2016[1]
Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) - Manning & Napier Advisors, LLC; President, Director (since 2015) - Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) - Rainier Investment Management Mutual Funds, Inc. Holds the following title for various subsidiaries and affiliates: President, Director
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee - Rainier Investment Management Mutual Funds (since 2016)

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-present); ViroPharma, Inc. (speciality pharmaceuticals) (2000-2014); HLTH (WebMD) (information) (2000-2010); Cheyne Capital International (investment) (2000-present); GMP Companies (investment) (2000-2011); Cytos Biotechnology Ltd (biotechnology) (2012-2014); Cerus (biomedical) (2016-present); PureEarth (non-profit) (2012-present)

29

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) (2007-present); Amherst Early Music, Inc. (non-profit) (2009-present); Gotham Early Music Scene, Inc. (non-profit) (2009-present); Partnership for New York City, Inc. (non-profit) (1989-2010); New York Collegium (non-profit) (2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) (1972-present); Culinary Institute of America (non-profit college) (1985-present); George Eastman House (museum) (1988-present); National Restaurant Association (restaurant trade organization) (1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	38
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) (2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 - 2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

30

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Officers:	(continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer since 2017- Rainier Investment Management Mutual Funds, Inc.
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer since 2017-– Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	29
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.
Name:	Amy Williams
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC and affiliates since 2009 Holds one or more of the following titles for various affiliates: Director
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:

Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Chief Legal Officer since 2016 - Rainier Investment Management, LLC; Chief Legal Officer since 2016 - Rainier Investment Management Mutual Funds, Inc.

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*Interested Director, within the meaning of the 1940 Act by reason of her positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

31

{This page intentionally left blank}

32

{This page intentionally left blank}

33

Rainier International Discovery Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNIDS-10/17-AR

ITEM 2: CODE OF ETHICS

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 13(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series, Blended Asset Maximum Series, Tax Managed Series, Equity Series, Overseas Series, Disciplined Value Series, Quality Equity Series, Rainier International Discovery Series, Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2017 and 2016 were:

	2017	2016

Audit Fees (a)	$608,260	$463,551

Audit Related Fees (b)	$28,000	$0

Tax Fees (c)	$201,660	$142,180

All Other Fees (d)	$0	$0

	$837,920	$605,731

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC. The 2017 audit fees include fees relating to audit procedures performed for the Rainier International Discovery Series’ reorganization as well as the creation of the Blended Asset Series. The 2016 audit fees did not include such one-time related fees.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2017 and 2016.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2017	2016

Audit Related Fees	$1,944	$1,944

Tax Fees	$0	$0

	$1,944	$1,944

The Audit Related fees for the years ended October 31, 2017 and 2016 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2017 and 2016.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2017 and 2016 were $837,920 and $605,731, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Michele T. Mosca
Michele T. Mosca
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: 12/18/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Michele T. Mosca
Michele T. Mosca
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: 12/18/2017

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
Date: 12/18/2017